UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-23124

Franklin Templeton ETF Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA    94403-1906

(Address of principal executive offices)    (Zip code)

Alison E. Baur, One Franklin Parkway, San Mateo, CA    94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 3/31

Date of reporting period: 03/31/22

The Registrant is filing this amendment to its Form N-CSR for the period ended March 31, 2022, as originally filed with the U.S. Securities and Exchange Commission on May 27, 2022 (Accession Number 0001193125-22-162279) (the “Original Filing”), for the sole purpose of amending Item 1 “Reports to Shareholders” to correct a typographical error regarding the distribution rate on page 48 and the related footnote on page 50 of the Franklin Liberty International Aggregate Bond ETF’s report to shareholders. Except for the correction described above and the inclusion of new certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, this amendment does not amend, update or modify any other items or disclosures found in the Original Filing. In addition, this amendment does not reflect events or transactions occurring after the filing of the Original Filing. As a result, such information continues to speak as of the date of the Original Filing.

Item 1.	Reports to Stockholders.

ANNUAL REPORT

FRANKLIN TEMPLETON

ETF TRUST

March 31, 2022

Franklin Disruptive Commerce ETF
Franklin Exponential Data ETF
Franklin Genomic Advancements ETF
Franklin Intelligent Machines ETF
Franklin Dynamic Municipal Bond ETF Formerly, Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF
Franklin Liberty Federal Tax-Free Bond ETF
Franklin Liberty High Yield Corporate ETF

Franklin Liberty International Aggregate Bond ETF
Franklin Liberty Investment Grade Corporate ETF
Franklin Liberty Senior Loan ETF
Franklin Liberty Systematic Style Premia ETF
Franklin Liberty U.S. Core Bond ETF
Franklin Liberty U.S. Low Volatility ETF
Franklin Liberty U.S. Treasury Bond ETF
Franklin Liberty Ultra Short Bond ETF

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

Visit franklintempleton.com for fund updates and documents, or to find helpful financial planning tools.

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ANNUAL REPORT

Franklin Disruptive Commerce ETF

This annual report for Franklin Disruptive Commerce ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of disruptive commerce. These companies include those that are focused on, or that the investment manager believes will benefit from, electronic commerce, auctions, the sharing economy, electronic payment capabilities, drop shipping, direct marketing, significant decreases in transport and delivery costs and other activities or developments, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -36.61% based on market price and -36.59% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a +11.92% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 4.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s® 500 Index (S&P 500®), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. Higher wages and strong household balance sheets contributed to

Portfolio Composition

3/31/22

% of Total Net Assets
Internet & Direct Marketing Retail	22.5%
IT Services	17.6%
Software	10.6%
Hotels, Restaurants & Leisure	6.8%
Interactive Media & Services	6.6%
Trading Companies & Distributors	5.5%
Food & Staples Retailing	4.9%
Specialty Retail	4.6%
Entertainment	4.2%
Equity Real Estate Investment Trusts (REITs)	3.4%
Commercial Services & Supplies	2.1%
Other	8.8%
Short-Term Investments & Other Net Assets	2.4%

increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

1. Source: Morningstar. Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 100.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Amazon.com Inc. Internet & Direct Marketing Retail	11.7%
Shopify Inc., A IT Services	4.9%
Adyen NV, ADR IT Services	4.4%
ZoomInfo Technologies Inc., A Interactive Media & Services	4.1%
Costco Wholesale Corp. Food & Staples Retailing	3.8%
Airbnb Inc. Hotels, Restaurants & Leisure	3.6%
Prologis Inc. Equity Real Estate Investment Trusts (REITs)	3.4%
Mastercard Inc., A IT Services	3.1%
Fastenal Co. Trading Companies & Distributors	2.8%
Sea Ltd., ADR Entertainment	2.7%

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

We use fundamental, bottom-up research analysis to identify companies positioned to capitalize on disruptive innovation or that are enabling the further development of the disruptive commerce themes in the markets in which they operate. We evaluate market segments, products, services and business models positioned to benefit significantly from disruptive innovations in commerce relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in commerce. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we search for investments across a large number of sectors, we expect to concentrate our investments in consumer discretionary-related industries.

Manager’s Discussion

During the reporting period the information technology (IT), consumer discretionary and communication services sectors detracted from absolute performance. In IT, a host of internet commerce-enabling and payment platform companies were among the notable detractors, including Shopify, Block and Adyen. In consumer discretionary, detractors included online game platform and metaverse-based game creator ROBLOX, unique and creative goods global marketplace Etsy and online used car retailer Carvana. In communication services, Singapore-based consumer internet entertainment company Sea, media streaming service Netflix (not held at period-end) and online dating services company Match Group Holdings hurt results.

Turning to contributors, the consumer staples and materials sectors contributed to absolute performance. In consumer staples, contributors included discount retailers Costco Wholesale and Walmart. In materials, Packaging Corp. of America helped performance. Elsewhere, cybersecurity provider Crowdstrike Holdings and business intelligence data provider Zoominfo Technologies also aided results.

Thank you for your participation in Franklin Disruptive Commerce ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-36.59%	-36.61%	-36.59%	-36.61%
Since Inception (2/25/20)	+24.82%	+24.94%	+11.16%	+11.21%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 6 for Performance Summary footnotes.

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FRANKLIN DISRUPTIVE COMMERCE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20–3/31/22

See page 6 for Performance Summary footnotes.

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FRANKLIN DISRUPTIVE COMMERCE ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Short-Term Capital Gains	Long-Term Capital Gains	Total
$0.295433	$0.022502	$0.317935

Total Annual Operating Expenses5

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in consumer discretionary related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Companies operating within consumer discretionary related industries could be affected by, among other things, overall economic conditions, interest rates, disposable income, fluctuating consumer confidence and consumer demand. Many of these companies compete aggressively on price, potentially affecting their long run profitability. Companies within consumer discretionary related industries may have extensive online operations, which could make these companies particularly vulnerable to cyber security risk. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 3000 Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DISRUPTIVE COMMERCE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different ETFs. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$631.70	$2.03	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Exponential Data ETF

This annual report for Franklin Exponential Data ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of exponential data. These companies include those that are focused on, or that the investment manager believes will benefit from, the use of large data sets and/or growth of data, including systems, services, hardware, software and other digital and physical infrastructure related to data products or services, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -2.40% based on market price and net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a +11.92% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 10.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. Higher wages and strong household balance sheets contributed to increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a

Portfolio Composition

3/31/22

% of Total Net Assets
Software	46.2
IT Services	21.7
Interactive Media & Services	10.7
Equity Real Estate Investment Trusts (REITs)	7.6
Capital Markets	5.9
Communications Equipment	2.1
Wireless Telecommunication Services	2.0
Other	4.4
Short-Term Investments & Other Net Assets	(0.6)

bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 104.

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FRANKLIN EXPONENTIAL DATA ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Alphabet Inc., A Interactive Media & Services	6.8%
Datadog Inc., A Software	5.8%
Microsoft Corp. Software	5.0%
MongoDB Inc. IT Services	4.9%
Fortinet Inc. Software	4.5%
Cloudflare Inc., A IT Services	4.3%
Zscaler Inc. Software	4.2%
Snowflake Inc., A IT Services	4.0%
ZoomInfo Technologies Inc., A Interactive Media & Services	3.8%
Palo Alto Networks Inc. Software	3.8%

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

We use fundamental, bottom-up research analysis to identify companies positioned to capitalize on innovations in or that are enabling the further development of the exponential data theme in the markets in which they operate. We evaluate market segments, products, services and business models positioned to benefit significantly from innovations in data products or services or the commercialization of data relative to the broad equities market, and we seek to identify the primary beneficiaries of new trends or developments in exponential data. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we search for investments across a large number of sectors, we expect to concentrate our investments in information technology-related industries.

Manager’s Discussion

During the reporting period, the real estate sector contributed to absolute results. Within the sector, contributors included data center and communications infrastructure REITs SBA Communications, Equinix and Crown Castle International. Elsewhere, cybersecurity companies Fortinet and Palo Alto Networks also helped results.

Turning to detractors, the communication services, health care and information technology (IT) sectors hurt absolute performance. In communication services, detractors included social media company Pinterest (not held at period-end), digital entertainment company Roku (not held at period-end) and social media company Twitter (not held at period-end). In health care, chemical simulation software company Schrodinger (not held at period-end) and biosimulation software provider Certara hurt returns. In IT, detractors included online telecommunications company Twilio, software development platform provider Gitlab and collaboration and workflow tool provider Monday.com.

Thank you for your participation in Franklin Exponential Data ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN EXPONENTIAL DATA ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (1/14/21), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-2.40%	-2.40%	-2.40%	-2.40%
Since Inception (1/12/21)	-8.88%	-8.76%	-7.38%	-7.28%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 12 for Performance Summary footnotes.

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FRANKLIN EXPONENTIAL DATA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

1/12/21–3/31/22

See page 12 for Performance Summary footnotes.

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FRANKLIN EXPONENTIAL DATA ETF

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in information technology related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a Fund that invests in a wider variety of industries. Companies operating within information technology related industries may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. These companies typically face intense competition and potentially rapid product obsolescence. They may also have limited product lines, markets, financial resources or personnel. Technology companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. There can be no assurance these companies will be able to successfully protect their intellectual property to prevent the misappropriation of their technology, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. These companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful. Technology companies are also potential targets for cyberattacks, which can have a materially adverse impact on the performance of these companies. In addition, companies operating within the technology sector may develop and/or utilize artificial intelligence. Artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Similarly, the collection of data from consumers and other sources could face increased scrutiny as regulators consider how the data is collected, stored, safeguarded and used. The customers and/or suppliers of technology companies may be concentrated in a particular country, region or industry. Any adverse event affecting one of these countries, regions or industries could have a negative impact on these companies. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 3000 Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

12	Annual Report	franklintempleton.com

FRANKLIN EXPONENTIAL DATA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$838.70	$2.29	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	13

Franklin Genomic Advancements ETF

This annual report for Franklin Genomic Advancements ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of genomic advancements. These companies include those that are focused on, that the investment manager believes will benefit from, extending and enhancing the quality of human and animal life through technological or scientific advancements in such areas as genetic engineering, gene therapy, genome analysis and other uses, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -14.64% based on market price and -14.26% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a +11.92% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 16.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions.

Portfolio Composition

3/31/22

% of Total Net Assets
Life Sciences Tools & Services	55.7%
Biotechnology	16.7%
Pharmaceuticals	12.5%
Health Care Equipment & Supplies	3.1%
Semiconductors & Semiconductor Equipment	2.9%
Equity Real Estate Investment Trusts (REITs)	2.5%
Other	3.5%
Short-Term Investments & Other Net Assets	3.1%

Higher wages and strong household balance sheets contributed to increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 107.

14	Annual Report	franklintempleton.com

FRANKLIN GENOMIC ADVANCEMENTS ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Thermo Fisher Scientific Inc. Life Sciences Tools & Services	6.3%
Repligen Corp. Life Sciences Tools & Services	5.7%
Danaher Corp. Life Sciences Tools & Services	4.1%
AstraZeneca PLC, ADR Pharmaceuticals	4.0%
Intellia Therapeutics Inc. Biotechnology	4.0%
Catalent Inc. Pharmaceuticals	4.0%
Bruker Corp. Life Sciences Tools & Services	3.6%
Agilent Technologies Inc. Life Sciences Tools & Services	3.5%
Lonza Group AG Life Sciences Tools & Services	3.3%
Avantor Inc. Life Sciences Tools & Services	3.3%

March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

We use fundamental, bottom-up research analysis to identify companies positioned to capitalize on disruptive innovation or are enabling the further development of the genomic advancements theme in the markets in which they operate. We evaluate market segments, products, services and business models positioned to benefit significantly from advancements in genomics relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in genomics. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets.

Although we search for investments across a large number of sectors, we expect to concentrate our investments in health care-related industries.

Manager’s Discussion

During the reporting period, the health care sector, which makes up a vast majority of the Fund’s portfolio, detracted from absolute performance. Within the sector, detractors included Natera (not held at period-end), a diagnostic company that develops and commercializes molecular testing services, Sartorius, a pharmaceutical and laboratory equipment supplier, and Guardant Health (not held at period-end), a cancer screening company. Repligen, which develops materials used in the manufacture of biological drugs, and Pacific Biosciences of California (not held at period-end), a gene sequencing equipment developer, also hurt results.

Turning to contributors, the information technology sector helped absolute returns due to the contribution of chipmaker NVIDIA. Elsewhere, contributors included therapeutics and vaccine developer Moderna, immunotherapy developer BioNTech and pharmaceuticals and biotechnology manufacturer Lonza Group.

Thank you for your participation in Franklin Genomic Advancements ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	15

FRANKLIN GENOMIC ADVANCEMENTS ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-14.26%	-14.64%	-14.26%	-14.64%
Since Inception (2/25/20)	+48.55%	+48.22%	+20.78%	+20.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 18 for Performance Summary footnotes.

16	Annual Report	franklintempleton.com

FRANKLIN GENOMIC ADVANCEMENTS ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20–3/31/22

See page 18 for Performance Summary footnotes.

franklintempleton.com	Annual Report	17

FRANKLIN GENOMIC ADVANCEMENTS ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.118083

Total Annual Operating Expenses5

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. By focusing its investments in health care related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Companies operating within health care related industries face intense competition and potentially rapid product obsolescence. These companies are also heavily dependent on intellectual property rights and may be adversely affected by loss or impairment of those rights. These companies typically engage in significant amounts of spending on research and development, and there is no guarantee that the products or services produced by these companies will be successful, or that competitors will not develop technology that is substantially similar or superior to such companies’ technology. The field of genomic science could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 3000 Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

18	Annual Report	franklintempleton.com

FRANKLIN GENOMIC ADVANCEMENTS ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$709.60	$2.13	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	19

Franklin Intelligent Machines ETF

This annual report for Franklin Intelligent Machines ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities, predominantly common stock, of companies that are relevant to the Fund’s investment theme of intelligent machines. These companies include those that are focused on, or that the investment manager believes will benefit from, the ongoing technology-driven transformation of products, software, systems and machinery as well as product design, manufacture, logistics, distribution and maintenance, including through developments in artificial intelligence, as outlined in more detail in the Prospectus.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +6.80% based on market price and +7.27% based on net asset value (NAV). In comparison, the Russell 3000® Index, which measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization, posted a +11.92% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 22.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. Higher wages and strong household balance sheets

Portfolio Composition

3/31/22

% of Total Net Assets
Semiconductors & Semiconductor Equipment	32.5%
Software	16.4%
Health Care Equipment & Supplies	13.3%
Electronic Equipment, Instruments & Components	9.7%
Automobiles	9.1%
Technology Hardware, Storage & Peripherals	6.4%
Aerospace & Defense	2.6%
Other	7.5%
Short-Term Investments & Other Net Assets	2.5%

contributed to increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 110.

20	Annual Report	franklintempleton.com

FRANKLIN INTELLIGENT MACHINES ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Tesla Inc. Automobiles	8.8%
NVIDIA Corp. Semiconductors & Semiconductor Equipment	6.9%
Apple Inc. Technology Hardware, Storage & Peripherals	6.4%
Intuitive Surgical Inc. Health Care Equipment & Supplies	5.7%
ASML Holding NV Semiconductors & Semiconductor Equipment	3.8%
Synopsys Inc. Software	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR Semiconductors & Semiconductor Equipment	3.0%
DexCom Inc. Health Care Equipment & Supplies	2.9%
The Descartes Systems Group Inc. Software	2.9%
Axon Enterprise Inc. Aerospace & Defense	2.6%

March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

We use fundamental, bottom-up research analysis to identify companies positioned to capitalize on disruptive innovation in or are enabling the further development of the intelligent machines theme in the markets in which they operate. We evaluate market segments, products, services and business models positioned to benefit significantly from disruptive innovations in intelligent products, design, manufacturing and/or predictive maintenance relative to broad securities markets, and we seek to identify the primary beneficiaries of new trends or developments in physical applications of these innovations. We may invest in companies in any economic sector or of any market capitalization and may invest in companies both inside and outside of the U.S., including those in developing or emerging markets. Although we search for investments across a large number of sectors, we expect to have significant investments in particular sectors, including technology.

Manager’s Discussion

During the reporting period, sectors that contributed to the Fund’s absolute performance included information technology (IT), health care and consumer discretionary. In IT, contributors included semiconductor manufacturer NVIDIA, consumer technology firm Apple and semiconductor-design software company Synopsys. In health care, contributors included Intuitive Surgical, a robotic surgical tools manufacturer, DexCom, a blood sugar monitoring device company, and Inspire Medical Systems, a developer of implantable neurostimulation systems to treat obstructive sleep apnea. In consumer discretionary, electric vehicle maker Tesla helped returns.

Turning to detractors, the industrials and materials sectors detracted from absolute performance. In industrials, detractors included custom manufacturer Proto Labs (not held at period-end), autonomous freight network company Tusimple Holdings (not held at period-end) and unmanned aerial vehicle company Aerovironment (not held at period-end). In materials, chemicals company SK IE Technology (not held at period-end) hurt results. Elsewhere, electric vehicle maker and auto technology company Rivian Automotive (not held at period-end) also hurt performance.

Thank you for your participation in Franklin Intelligent Machines ETF. We look forward to serving your future investment needs.

Matthew J. Moberg, CPA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	21

FRANKLIN INTELLIGENT MACHINES ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (2/27/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+7.27%	+6.80%	+7.27%	+6.80%
Since Inception (2/25/20)	+85.55%	+84.87%	+34.30%	+34.07%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 24 for Performance Summary footnotes.

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FRANKLIN INTELLIGENT MACHINES ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

2/25/20–3/31/22

See page 24 for Performance Summary footnotes.

franklintempleton.com	Annual Report	23

FRANKLIN INTELLIGENT MACHINES ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Short-Term Capital Gains	Long-Term Capital Gains	Total
$0.031956	$0.062060	$0.094016

Total Annual Operating Expenses5

0.50%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund’s investment strategies incorporate the identification of thematic investment opportunities and its performance may be negatively impacted if the investment manager does not correctly identify such opportunities or if the theme develops in an unexpected manner. The Fund has significant exposure to the technology sector. Companies operating within the technology sector may be affected by worldwide technological developments, the success of their products and services (which may be outdated quickly), anticipated products or services that are delayed or cancelled, and investor perception of the company and/or its products or services. In addition, companies operating within the technology sector may develop and/or utilize artificial intelligence. Artificial intelligence technology could face increasing regulatory scrutiny in the future, which may limit the development of this technology and impede the growth of companies that develop and/or utilize this technology. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. As a non-diversified fund, the Fund may invest in a relatively small number of issuers which may negatively impact the Fund’s performance and result in greater fluctuation in the value of the Fund’s shares. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 3000 Index is market capitalization-weighted and measures the performance of the largest 3,000 U.S. companies representing the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN INTELLIGENT MACHINES ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$957.10	$2.44	$1,022.44	$2.52	0.50%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	25

Franklin Dynamic Municipal Bond ETF

Formerly, Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF

This annual report for Franklin Dynamic Municipal Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income that is exempt from federal income taxes, including the federal alternative minimum tax, by normally investing at least 80% of its net assets in municipal securities that pay interest free from such taxes.1 The Fund seeks to maintain a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of three to 10 years, and may invest in municipal securities in any rating category by U.S. nationally recognized rating services (or comparable unrated or short-term rated securities), including securities rated below investment grade and securities of issuers that are, or are about to be, involved in reorganizations, financial restructuring, or bankruptcy.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -3.66% based on market price and -3.70% based on net asset value (NAV). In comparison, the Bloomberg 1-15 Year Municipal Bond Index, which is a subset of the Bloomberg Municipal Bond Index, posted a -4.21% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 28.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

3/31/22

% of Total Investments
Special Tax	24.55%
Industrial Development Revenue and Pollution Control	16.98%
Health Care	11.20%
Education	7.51%
Local	7.24%
Transportation	6.69%
Cash	5.41%
Utilities	5.21%
Lease	4.92%
Housing	4.32%
State	3.26%
Other	2.15%
Refunded	0.57%

Municipal Bond Market Overview

During the 12 months ending March 31, 2022, COVID-19 variants continued to be a significant driver of market forces. With each successive wave of infections, health authorities resisted returning to high levels of social distancing restrictions, allowing economic activity to improve. U.S. consumer inflation emerged as a large concern as pent-up demand for goods was met with stretched global supply chains. U.S. Treasury (UST) yields rose across the maturity curve as the U.S. Federal Reserve began removing accommodative monetary policies enacted to combat the COVID-19 induced economic slowdown.

Strong demand for municipal bonds (munis) drove valuations higher with the ratio of 30-year munis versus UST yields reaching an all-time best in June 2021. As market volatility increased, fund flows turned negative and muni performance suffered. We believe high levels of inflation in the U.S. will have a mixed impact on muni fundamentals. While higher prices should lead to more revenue from sales taxes, wages

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 113.

26	Annual Report	franklintempleton.com

FRANKLIN DYNAMIC MUNICIPAL BOND ETF

are typically an issuer’s largest operating expense, which could force some issuers to give employees raises to keep pace with increasing costs of living.

For the 12-month period, U.S. fixed income sectors underperformed relative to equities, as measured by the Standard & Poor’s 500 Index, which posted a +15.65% total return for the period.2 In comparison, investment-grade munis, as measured by the Bloomberg Municipal Bond Index, posted a -4.47% total return.2 USTs, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return, and investment-grade corporate bonds, as measured by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.2

Investment Strategy

We select securities that we believe will provide the best balance between risk and return within the Fund’s range of allowable investments and we typically use a buy-and-hold strategy. This means we generally hold securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although we may sell a security at any time if we believe it could help the Fund meet its goal. When selecting securities for the Fund’s portfolio, the investment manager may consider existing market conditions, the availability of lower-rated securities, and whether the difference in yields between higher and lower-rated securities justifies the higher risk of lower-rated securities. The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.

Manager’s Discussion

During the reporting period, the portfolio management team invested across the entire quality spectrum, including below investment-grade bonds, to achieve our objective of maximizing income for our investors. As credit spreads fluctuate, we will continue to seek the best opportunities in higher and lower quality securities. The yield curve flattened significantly over the reporting period, and the team focused on yield curve positioning in an effort to help our investors achieve high levels of tax-free income over the long term.

Thank you for your participation in Franklin Dynamic Municipal Bond ETF. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	27

FRANKLIN DYNAMIC MUNICIPAL BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/5/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-3.70%	-3.66%	-3.70%	-3.66%
3-Year	+6.50%	+6.62%	+2.12%	+2.16%
Since Inception (8/31/17)	+10.10%	+10.14%	+2.12%	+2.13%

Distribution Rate[5]	30-Day Standardized Yield[6]		Taxable Equivalent 30-Day Standardized Yield[7]
	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
2.16%	2.47%	2.08%	4.17%	3.51%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 30 for Performance Summary footnotes.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8/31/17–3/31/22

See page 30 for Performance Summary footnotes.

franklintempleton.com	Annual Report	29

FRANKLIN DYNAMIC MUNICIPAL BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.558100

Total Annual Operating Expenses9

With Waiver	Without Waiver
0.30%	1.01%

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may invest in lower-rated bonds which include higher risk of default and loss of principal. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The Fund has a fee waiver and/or expense reimbursement contractually guaranteed through 7/31/22. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Taxable equivalent yield assumes the 2022 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. Source: Morningstar. Bloomberg 1-15 Year Municipal Bond Index is a subset of the Municipal Bond Index, which is a market value-weighted index of tax-exempt, investment-grade municipal bonds with maturities of one year or more.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN DYNAMIC MUNICIPAL BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$939.70	$1.45	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

franklintempleton.com	Annual Report	31

Franklin Liberty Federal Tax-Free Bond ETF

This annual report for Franklin Liberty Federal Tax-Free Bond ETF covers the fiscal year ended March 31, 2022. Effective May 3, 2022, the Fund was renamed the Franklin Municipal Green Bond ETF, and under normal market conditions, the Fund will invest at least 80% of its net assets in municipal green bonds that promote environmental sustainability.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income that is exempt from federal income taxes, including the federal alternative minimum tax, by normally investing at least 80% of its net assets in municipal securities that pay interest free from such taxes.1 The Fund seeks to maintain a dollar-weighted average portfolio maturity (the time in which the debt must be repaid) of five to 15 years, and only buys securities rated, at the time of purchase, in one of the top four ratings categories by one or more U.S. nationally recognized rating services (or comparable unrated or short-term rated securities).

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -5.44% based on market price and net asset value (NAV). In comparison, the Bloomberg Municipal Bond Index, which is a market value-weighted index of tax-exempt, investment-grade bonds with maturities of one year or more, posted a -4.47% cumulative total return for the same period.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 34.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Portfolio Composition

3/31/22

% of Total Investments
Utilities	17.90%
Lease	13.52%
Special Tax	11.63%
Transportation	11.50%
Industrial Development Revenue and Pollution Control	9.86%
Health Care	8.45%
Education	8.26%
Local	7.32%
Housing	6.96%
Other	1.94%
State	1.57%
Cash	0.57%
Refunded	0.53%

Municipal Bond Market Overview

During the 12 months ending March 31, 2022, COVID-19 variants continued to be a significant driver of market forces. With each successive wave of infections, health authorities resisted returning to high levels of social distancing restrictions, allowing economic activity to improve. U.S. consumer inflation emerged as a large concern as pent-up demand for goods was met with stretched global supply chains. U.S. Treasury (UST) yields rose across the maturity curve as the

U.S. Federal Reserve began removing accommodative monetary policies enacted to combat the COVID-19 induced economic slowdown.

Strong demand for municipal bonds (munis) drove valuations higher with the ratio of 30-year munis versus UST yields reaching an all-time best in June 2021. As market volatility increased, fund flows turned negative and muni performance suffered. We believe high levels of inflation in the U.S. will have a mixed impact on muni fundamentals. While higher prices should lead to more revenue from sales taxes, wages

1. Dividends are generally subject to state and local taxes, if any. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

2. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 126.

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FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

are typically an issuer’s largest operating expense, which could force some issuers to give employees raises to keep pace with increasing costs of living.

For the 12-month period, U.S. fixed income sectors underperformed relative to equities, as measured by the Standard & Poor’s 500 Index, which posted a +15.65% total return for the period.2 In comparison, investment-grade munis, as measured by the Bloomberg Municipal Bond Index, posted a -4.47% total return.2 USTs, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return, and investment-grade corporate bonds, as measured by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.2

Investment Strategy

We select securities that we believe will provide the best balance between risk and return within the Fund’s range of allowable investments and we typically use a buy-and-hold strategy. This means we generally hold securities in the Fund’s portfolio for income purposes, rather than trading securities for capital gains, although we may sell a security at any time if we believe it could help the Fund meet its goal. The Fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index.

Manager’s Discussion

During the reporting period, the portfolio management team invested across the investment-grade quality spectrum to achieve our objective of maximizing income for our investors. As credit spreads within investment grade fluctuate, we will continue to seek the best opportunities in higher and lower quality securities. The yield curve flattened significantly over the reporting period, and the team focused on yield curve positioning in an effort to help our investors achieve high levels of tax-free income over the long term.

Thank you for your participation in Franklin Liberty Federal Tax-Free Bond ETF. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Annual Report	33

FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/5/17), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/221

	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on NAV[3]	Based on market price[4]	Based on NAV[3]	Based on market price[4]
1-Year	-5.44%	-5.44%	-5.44%	-5.44%
3-Year	+5.33%	+5.32%	+1.74%	+1.74%
Since Inception (8/31/17)	+10.42%	+10.45%	+2.19%	+2.19%

	30-Day Standardized Yield[6]		Taxable Equivalent 30-Day Standardized Yield[7]
Distribution Rate[5]	(with fee waiver)	(without fee waiver)	(with fee waiver)	(without fee waiver)
1.82%	2.11%	1.75%	3.56%	2.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 36 for Performance Summary footnotes.

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FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return is calculated at net asset value and represents the change in value of an investment over the periods shown. It includes any Fund fees and expenses, and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

8/31/17–3/31/22

See page 36 for Performance Summary footnotes.

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FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.436859

Total Annual Operating Expenses9

With Waiver	Without Waiver
0.30%	0.78%

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest-rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. The Fund has a fee waiver and/or expense reimbursement contractually guaranteed through 7/31/22. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Assumes reinvestment of distributions based on net asset value.

4. Assumes reinvestment of distributions based on market price.

5. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Taxable equivalent yield assumes the 2022 maximum federal income tax rate of 37.00% plus 3.80% Medicare tax.

8. Source: Morningstar. The Bloomberg Municipal Bond Index is a market value-weighted index of tax-exempt, investment-grade municipal bond with maturities of one year or more.

9. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY FEDERAL TAX-FREE BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$932.30	$1.45	$1,023.44	$1.51	0.30%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty High Yield Corporate ETF

This annual report for Franklin Liberty High Yield Corporate ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund’s principal goal. The Fund normally invests at least 80% of its net assets in high yield corporate debt securities and investments that provide exposure to high yield corporate debt securities, including bonds, notes, debentures, convertible securities, bank loans and corporate loans, and senior and subordinated debt securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -1.27% based on market price and -0.69% based on net asset value (NAV). In comparison, the ICE BofA U.S. High Yield Constrained Index, which tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market, posted a -0.30% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 41.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting

Portfolio Composition

3/31/22

% of Total Net Assets
Corporate Bonds & Notes	94.4%
Senior Floating Rate Interests	2.3%
Short-Term Investments & Other Net Assets	3.3%

investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 133.

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Energy	20.8%
Materials	12.7%
Media & Entertainment	11.4%
Commercial & Professional Services	6.8%
Consumer Services	5.7%
Diversified Financials	5.3%
Utilities	4.5%
Pharmaceuticals, Biotechnology & Life Sciences	4.4%
Capital Goods	4.1%
Health Care Equipment & Services	3.6%

Investment Strategy

The Fund may invest up to 100% of its total assets in high yield debt securities. The Fund may buy both rated and unrated debt securities, including securities rated below B by Moody’s or Standard & Poor’s (or deemed comparable by the Fund’s investment manager). The Fund may invest in fixed or floating rate corporate loans and corporate debt securities, including covenant life loans. The Fund may also invest in defaulted debt securities. The Fund may invest in debt securities of any maturity or duration.

The Fund may invest in debt securities of U.S. and foreign issuers, including those in developing or emerging markets. The Fund may enter into certain derivative transactions, principally currency and cross currency forwards; and swap agreements, including interest rate and credit default swaps (including credit default index swaps). The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select currencies, interest rates, countries, durations or credit risks.

We are research driven, fundamental investors who rely on our team of analysts to provide in-depth industry expertise and use qualitative and quantitative analysis to evaluate companies. As bottom-up investors, we focus primarily on individual securities but consider sectors when choosing investments. In selecting securities, we do not rely principally on the ratings assigned by rating agencies, but perform our own independent investment analysis to evaluate the creditworthiness of the issuer. We consider a variety of factors, including the issuer’s experience and managerial strength, its sensitivity to economic conditions, and its current and prospective financial condition. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the investment manager has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment goals.

Manager’s Discussion

While “reflation,” meaning a return to growth, was the key driver for markets in the first quarter of 2021, “inflation” and commensurate risks of higher commodity prices took center stage over the summer and into the fall. For the high-yield (HY) market in particular, in the period leading up to the end of 2021, the sector enjoyed a favorable environment for leveraged credit. For most of last year, investor’s reach for yield remained strong and market participants focused on the positives. U.S. HY spreads ended 2021 close to the lows of the year despite a scare in the closing weeks from the Omicron variant and the U.S. Federal Reserve’s (Fed’s) hawkish pivot.

Since then, a broader risk-off tone has set in as markets have priced in more Fed tightening and the Russia-Ukraine conflict sends shock waves through the existing world order, prompting U.S. HY spreads to steadily widen to levels last seen toward the end of 2020. However, HY credit

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Federal Farm Credit Discount Notes, 4/01/22	3.0%
American Airlines Inc./AAdvantage Loyalty IP Ltd., 5.50%, 4/20/2026 Airlines	1.4%
Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26 Pharmaceuticals, Biotechnology & Life Sciences	1.2%
CSC Holdings LLC, senior note, 144A, 7.50%, 4/01/2028 Media & Entertainment	1.2%
Martin Midstream Partners LP, senior note, second lien, 144A, 11.50%, 2/28/25 Energry	1.2%
EnLink Midstream Partners LP, senior note, 4.15%, 6/01/25 Energry	1.1%
TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26 Capital Goods	1.0%
Cheniere Energy Inc., senior secured, 144A, 4.625%, 10/15/28 Energy	1.0%
CCO Holdings LLC/CCO Holdings Capital Corp., 144A, senior bond, 144A, 4.50%, 8/15/2030 Media & Entertainment	1.0%
Carnival Corp., senior note, 144A, senior note, 144A, 5.75%, 3/01/2027 Consumer Services	0.9%

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

fundamentals are entering this turbulent period in solid shape, in our view, given the default rate has been hovering near historic lows, and wide-open capital markets the past two years have allowed many issuers to build up liquidity buffers and push out maturities.

Although input cost inflation pressures and shortages could present some headwinds to the fundamental picture, we believe the majority of HY sectors are still not likely to be negatively impacted to a significant degree. The potential impacts to HY corporate bonds from the Russia-Ukraine conflict are harder to quantify, however. As sanctions are levied, the impact to HY bonds would largely depend on the type of sanctions imposed, any unintended consequences, and the resulting response from Russia.

Based on benchmark index data, HY spreads generally widened during the 12-month period under review. Most segments of the HY market posted negative absolute returns for the performance period under review. CCC rated bonds returned 0.8%, compared to returns of 0.1% and -1.0% for B and BB rated segments, respectively. From an industry standpoint, energy stood out as a key performer, followed by metals and minerals.

The Fund’s yield-curve positioning detracted from performance during the 12-month period under review. Conversely, the Fund’s ratings quality contributed to results.

The Fund’s industry allocation contributed to relative performance for the period, led by overweight positions in the energy industry and underweight positions in the media cable and wired segments. Conversely, overweighted positions in the chemicals, health care and utilities industries hindered results.

The Fund’s security selection was a headwind to performance, particularly in the gaming, automotive and technology segments. Conversely, selection in the energy, chemicals and health care industries contributed to results.

The Fund held mostly cash bonds during the period under review. The Fund had no exposure to derivatives at the end of the review period.

Thank you for your participation in Franklin Liberty High Yield Corporate ETF. We look forward to serving your future investment needs.

Glenn I. Voyles, CFA

Patricia O’Connor, CFA

Jonathan G. Belk, CFA

Thomas Runkel, CFA

Pururav Thoutireddy, Ph.D

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

40	Annual Report	franklintempleton.com

CFA® is a trademark owned by CFA Institute.

FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-0.69%	-1.27%	-0.69%	-1.27%
3-Year	+15.22%	+14.58%	+4.84%	+4.64%
Since Inception (5/30/18)	+23.37%	+23.06%	+5.63%	+5.56%

Distribution Rate[4]	30-Day Standardized Yield[5]
4.89%	5.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 43 for Performance Summary footnotes.

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18–3/31/22

See page 43 for Performance Summary footnotes.

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FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income	Long-Term Capital Gain	Total
$1.184398	$0.074951	$1.259349

Total Annual Operating Expenses7

0.40%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. The high-yield corporate debt securities and instruments in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated corporate debt securities and instruments involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The ICE BofA U.S. High Yield Constrained Index tracks the performance of U.S. dollar denominated below investment-grade corporate debt publicly issued in the U.S. domestic market.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Annual Report	43

FRANKLIN LIBERTY HIGH YIELD CORPORATE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different ETFs. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$959.40	$1.95	$1,022.94	$2.02	0.40%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty International Aggregate Bond ETF

This annual report for Franklin Liberty International Aggregate Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks total investment return, consistent with prudent investing, consisting of a combination of interest income and capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and investments that provide exposure to bonds. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -3.30% based on market price and -3.35% based on net asset value (NAV). In comparison, the Fund’s benchmark, the Bloomberg Global Aggregate Bond ex-USD Index (100% Hedged to USD), which measures global investment-grade debt from 24 local currency markets, posted a -3.56% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 48.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

Global aggregate bond markets posted significantly negative returns over the 12-month review period. In April 2021, the U.S. Federal Reserve (Fed) Chair Jay Powell stated that the rollout of vaccinations, in tandem with unprecedented fiscal support, had improved economic activity and employment. U.S. economic data released in May 2021 were largely positive, although strong inflation data led to significant speculation as to whether the Fed might begin to reassess its policies. Even so, the central bank made no changes to its stimulus measures in its June 2021 meeting, while admitting that rising inflation had become a matter for concern. The

Geographic Composition

3/31/22

% of Total Net Assets
Europe	43.9%
Asia	30.5%
North America	10.4%
Supranationals	2.2%
Australia & New Zealand	2.1%
Middle East & Africa	1.1%
Latin America & Caribbean	0.1%
Short-Term Investments & Other Net Assets	9.7%

Fed also kept its policies unchanged in July 2021, stating that the U.S. economy had made progress toward reaching its goals of maximum employment and price stability. However, concerns remained about rising inflation, with data continuing to surprise on the upside. At its September 2021 meeting, the Fed indicated that it might begin tapering asset purchases earlier than previously expected, a decision that came after the Federal Open Market Committee revised U.S. growth and inflation projections upward for 2022. As strong economic data and concerns about high levels of inflation continued, the Fed announced in November 2021 that it would begin to taper its monetary support. Indeed, in December 2021, the Fed announced it would accelerate its tapering, doubling the monthly reduction rate of asset purchases from January 2022 onward.

Into the new year, the Fed moved decisively to dampen the threat from inflation by indicating its intention to raise interest rates at its meeting in March 2022. February was dominated by geopolitics, with President Putin’s decision to invade Ukraine leading to economic sanctions by Western countries on affiliates of the Russian government. U.S. inflation reached 7% during January, validating the Fed’s intention to implement multiple rates rises during 2022. In March the Fed raised interest rates and further strengthened its rhetoric on inflation, signaling potential multiple increases during 2022. Against this backdrop, benchmark U.S. Treasury yields followed a downward trajectory for the first half of the review period until rising in October 2021. U.S Treasury yields then dropped sharply at the end of November, amid worries about

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 141.

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

Portfolio Composition

3/31/22

% of Total Net Assets
Foreign Government and Agency Securities	81.6%
Corporate Bonds & Notes	5.8%
Short-Term Investments & Other Net Assets	12.6%

the economic impact of the Omicron variant. However, affected by the Fed’s hawkish language, benchmark U.S. Treasury yields rose significantly over the first quarter of 2022, in late March hitting levels last seen in May 2019.

In Europe, the European Central Bank (ECB) decided at the start of the period to keep its monetary policy unchanged, although figures showed that the region had fallen into a ‘double-dip’ recession. In May 2021, however, there were encouraging signs that the region was bouncing back. Fears that rising inflation could threaten an economic recovery were downplayed by ECB President Christine Lagarde, while several ECB policymakers emphasized that it was too soon to rein in the central bank’s expansionary monetary policies. Indeed, the central bank maintained its policies at its June 2021 meeting, notwithstanding further strong economic data. The ECB subsequently raised both its growth and inflation forecasts for 2021, although it stipulated that it expected the latter to remain below its target for the foreseeable future.

The central bank announced in July 2021 that it would shift its inflation target from ‘below but close to 2%’ to a definitive 2%. Economic data remained upbeat, with the eurozone economy moving out of recession in the second three months of the year. In September 2021, the ECB announced that it would begin moderating its emergency bond purchases over the fourth quarter. Nonetheless, concerns remained about high levels of inflation. Though the ECB kept interest rates unchanged at its October 2021 meeting, it announced that it would begin to taper its asset purchases. Rising energy prices and supply chain tensions helped push up annualized eurozone inflation in November 2021 to 5%, its highest reading on record. The ECB then committed to an increased pace of asset purchase tapering at its December 2021 meeting but stated that continued accommodation would be required to stabilize inflation at 2% over the medium term.

Figures released early in January 2022 showed that eurozone inflation had risen to a record high of 5% in December 2021, putting pressure on the ECB to reduce its monetary stimulus more quickly than planned. The February 2022 meeting of the central bank marked a hawkish shift in rhetoric, with Lagarde’s initial refusal to rule out interest-rate increases later in the year triggering a selloff in eurozone government bonds. In March 2022, the ECB announced a more aggressive schedule for asset purchase tapering and indicated a willingness to raise interest rates. In this environment, benchmark yields on German Bunds at first followed an erratic, albeit upward overall, path until they fell significantly in November 2021. They then rebounded in December, and indeed in January 2022 moved into positive territory for the first time since 2019, although falling back in February 2022 as the conflict in Ukraine escalated. Nevertheless, in March 2022, they rose sharply, reaching their highest reading since early 2018, to end the 12-month period up considerably.

Investment Strategy

The Fund invests predominantly in fixed and floating-rate bonds issued by governments, government agencies and governmental-related or corporate issuers located outside the U.S. Bonds may be denominated and issued in the local currency or in another currency. The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation. In addition, the Fund’s assets are invested in issuers located in at least three countries (excluding the U.S.). The Fund may invest without limit in developing or emerging markets.

The Fund may invest in debt securities of any maturity or duration, and the average maturity or duration of debt securities in the Fund’s portfolio will fluctuate depending on the investment manager’s outlook on changing market, economic and political conditions.

The Fund is a “non-diversified” fund, which means it generally invests a greater portion of its assets in the securities of one or more issuers and invests overall in a smaller number of issuers than a diversified fund.

When choosing investments for the Fund, we allocate the Fund’s assets based upon our assessment of changing market, political and economic conditions. We consider various factors, including evaluation of interest rates, currency exchange rate changes and credit risks. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

We seek to hedge substantially all of the Fund’s foreign currency exposure using currency related derivatives, including currency and cross currency forwards and currency futures contracts. We expect to maintain extensive positions in

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

currency related derivative instruments as a hedging technique or to implement a currency investment strategy, which exposes a large amount of the Fund’s assets to obligations under these instruments. The results of such transactions may represent, from time to time, a significant component of the Fund’s investment returns. The use of these derivative transactions may allow the Fund to obtain net long or net negative (short) exposure to selected currencies. The Fund may also enter into various other transactions involving derivatives, including interest rate/bond futures contracts and interest rate swap agreements. These derivative instruments may be used for hedging purposes. Derivatives that provide exposure to bonds may be used to satisfy the Fund’s 80% policy.

Manager’s Discussion

During the reporting period, the Fund’s security selection and sector allocation contributed to relative returns. In government bonds, overweight exposure to German Bunds and selection in Italian sovereign debt bolstered relative results. In the corporate space, selection in investment-grade industrial issues added relative value.

The Fund’s duration and yield-curve positioning further helped relative results, mostly due to duration stances on U.K., Polish, Japanese and eurozone bonds. However, duration positioning in Chinese bonds hindered relative performance.

The Fund’s currency positioning also added to relative performance, largely owing to an underweight allocation to the British pound, which depreciated against the U.S. dollar.

In contrast, the Fund’s local market allocation detracted slightly from relative returns, namely exposures to the Chinese, Polish, eurozone and U.K. markets. However, an overweight allocation to the outperforming U.S. market and underweight position in the underperforming Russian market helped relative performance.

In terms of derivatives use, currency forwards are used in the Fund to hedge foreign-currency-denominated holdings back into the portfolio’s base currency, the U.S. dollar. Therefore, the use of the forwards is generally risk-reducing, both on an absolute basis and relative to the benchmark. However, for the period under review, derivatives use added 475 basis points to the Fund’s relative performance, as the U.S. dollar rose against most other major currencies.

Thank you for your participation in Franklin Liberty International Aggregate Bond ETF. We look forward to serving your future investment needs.

John Beck

Sonal Desai, Ph.D.

David Zahn, CFA

Patrick Klein, Ph.D.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-3.35%	-3.30%	-3.35%	-3.30%
3-Year	+1.29%	+1.50%	+0.43%	+0.50%
Since Inception (5/30/18)	+1.30%	+1.62%	+0.34%	+0.42%

Distribution Rate[4]	30-Day Standardized Yield[5]
1.80%	0.60%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 50 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18–3/31/22

See page 50 for Performance Summary footnotes.

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income	Short-Term Capital Gains	Long-Term Capital Gains	Total
$0.424879	$0.128014	$0.000051	$0.552944

Total Annual Operating Expenses6

0.25%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates and a rise in interest rates may cause the Fund’s share price to decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s investments in foreign securities involve certain risks including economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks including counterparty risk, and as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Sovereign debt securities are subject to various risks in addition to those relating to debt securities and foreign securities generally, including, but not limited to, the risk that a governmental entity may be unwilling or unable to pay interest and repay principal on its sovereign debt, or otherwise meet its obligations. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the December 2021 dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg Global Aggregate Bond ex-USD Index (100% Hedged to USD) measures global investment-grade debt from 24 local currency markets. This multicurrency benchmark is 100% hedged to the U.S. dollar and includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY INTERNATIONAL AGGREGATE BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$961.90	$1.22	$1,023.68	$1.26	0.25%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty Investment Grade Corporate ETF

This annual report for Franklin Liberty Investment Grade Corporate ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income as is consistent with prudent investing, while seeking preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in investment-grade corporate debt securities and investments.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.49% based on market price and -4.30% based on net asset value (NAV).1 In comparison, the Bloomberg U.S. Corporate Investment Grade Index, which measures the performance of the investment grade, fixed-rate, taxable corporate bond market, posted a -4.20% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 55.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

During the 12 months under review, COVID-19 and its variants remained a significant driver of the U.S. economy. The Delta variant of the disease spread throughout the summer months reaching portions of the country that had yet to see high infection rates despite increasing vaccination levels. Many health authorities moved to reintroduce some social distancing requirements stalling the return to economic activity. Just as this strain of the disease seemed to lessen, the more contagious, milder Omicron variant pushed case rates to all-time highs in January 2022. However, state and local governments resisted returning to lockdowns which, in turn, helped the economic recovery.

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	24.6%
Electric Utilities	8.5%
Oil, Gas & Consumable Fuels	5.8%
Health Care Providers & Services	4.4%
Diversified Telecommunication Services	3.7%
Capital Markets	3.6%
Specialty Retail	2.8%
Hotels, Restaurants & Leisure	2.7%
Media	2.6%
Diversified Financial Services	2.5%

The U.S. economy grew by 5.7% in 2021 and by another annualized rate of 6.9% in the first quarter 2022 as strong fiscal support bolstered consumer spending. Although not uniform across the period, U.S. employment improved markedly over the previous 12 months, averaging 556,000 monthly new job creations. The unemployment rate dropped to 3.8% by February 2022, just 0.3 percentage points above pre-COVID levels. Industrial production recovered throughout the period with November 2021 levels exceeding February 2020 amounts, but, more recently, the pace of growth has slowed.

Although initially labeled as transitory, U.S. consumer inflation increased rapidly through the end of 2021 and into 2022 and has become more persistent. With historically high levels of savings from pandemic recovery funds, pent-up demand for consumer goods met constrained supply growth due to fast rising commodity prices and stretched global supply chains. Additionally, the February 2022 Russian invasion of Ukraine put pressure on world energy and food commodity prices. In March 2022, the year-over-year gain in the U.S. Consumer Price Index reached 7.9%, the highest since 1982, eroding real incomes as wages were not able to keep up with prices of basic goods such as energy, food, and shelter.

Throughout most of the 12 months under review, the U.S. Federal Reserve (Fed) maintained their extraordinarily loose monetary policies which included an effective lower-bound

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 146.

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federal funds rate and monthly purchases of assets. As U.S. inflation began to show no signs of retreating, the Fed turned hawkish ending all new asset purchases and raising short-term rates by 25 basis points at its March 2022 meeting. Median Fed projections show at least another six rate hikes in 2022 with more to come next year. Also, the Fed pledged to “normalize” its ample balance sheet by reducing its holdings of both U.S. Treasuries (UST) and agency mortgage-backed securities. This change in outlook and increased inflation put strong upward pressure on UST yields across the maturity spectrum, led by intermediate rates reaching levels last seen in 2019.

Throughout the summer months, investment-grade corporate bond spreads remained tight on a historical basis before increasing modestly towards the end of the year. Since then, spreads widened significantly after the start of the Russian/Ukraine war, but we have seen some rebound as higher all-in yields became more attractive to investors. Company earnings remained strong in the 12 months under review, which supported the sector. However, there are concerns that increased costs, specifically wage costs, could put pressure on corporate profits as we move forward.

Investment Strategy

The Fund invests primarily in U.S. dollar-denominated corporate debt securities issued by U.S. and foreign companies. The Fund may invest in debt securities of any maturity or duration.

The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital. The Fund may also invest a portion of its assets in convertible securities, preferred securities (including preferred stock) and U.S. Treasury securities, and generally expects to invest a portion of its assets in cash, cash equivalents and high-quality money market securities, including short-term U.S. government securities, commercial paper, repurchase agreements and affiliated or unaffiliated money market funds. The Fund may invest up to 40% of its net assets in foreign securities, including those in developing markets, and up to 15% of its net assets in non-U.S. dollar-denominated securities. The Fund may enter into certain derivative transactions to seek to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a

Top 10 Holdings

3/31/22

Issue/Issuer	% of Total Net Assets
Bank of America Corp., senior unsecured note, sub. bond, 4.183%, 11/25/2027	2.3%
JPMorgan Chase & Co., senior bond, FRN thereafter, 4.25%, 10/01/2027	2.0%
Federal Farm Credit Discount Notes , 0.101%, 4/01/2022	2.0%
Morgan Stanley, senior unsecured note, Series GMTN, to 1/22/24 FRN thereafter, senior note, 1.794%, 2/13/2032	1.9%
Las Vegas Sands Corp., Senior unsecured, 3.90%, 8/08/2029	1.7%
Citigroup Inc., senior bond, FRN thereafter, 3.668%, 7/24/2028	1.7%
AT&T Inc., Senior unsecured, 3.55%, 9/15/2055	1.6%
Verizon Communications Inc., senior bond, 3.40%, 3/22/2041	1.6%
Imperial Brands Finance PLC, senior bond, senior note, 144A, 4.25%, 7/21/2025	1.6%
Delta Air Lines Inc./SkyMiles IP Ltd., first lien, 144A, 4.50%, 4.50%, 10/20/2025	1.4%

bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. The Fund’s portfolio is constructed by taking into account our desired duration and yield curve exposure, total return potential, as well as the appropriate diversification and risk profile at the issue, company and industry level.

Manager’s Discussion

Investment-grade corporate bond absolute performance was negative over the 12 months under review, curbed by fast rising UST yields and modestly widening corporate bond spreads. The Fund performed slightly worse than the benchmark for the reporting period.

Duration and yield curve positioning was a strong contributor to relative performance. On average over the 12 months, we maintained a duration slightly lower than the benchmark (especially in bonds with 20 or more years to maturity). This lifted returns as UST yields rose. Our overweight allocation to bonds in the energy sector and in banking, overall, was accretive to relative performance as well.

The Fund’s overweight allocation to BBB-rated bonds and its underweight allocation to A-rated bonds contributed to its outperformance, relative to the benchmark. Among BBB-rated bonds, for example, those of airline Delta and energy utility Vistra Energy boosted returns.

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FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

Security selection detracted from results, led by companies within the insurance, consumer cyclical, and capital goods segments.

The Fund primarily held cash bonds during the period. The Fund also used interest-rate futures contracts to manage duration exposure. The use of futures had a small impact on total Fund returns.

Thank you for your participation in Franklin Liberty Investment Grade Corporate ETF. We look forward to serving your future investment needs.

Marc Kremer, CFA

Shawn Lyons, CFA

Thomas Runkel, CFA

Pururav Thoutireddy, Ph.D.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (10/5/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-4.30%	-4.49%	-4.30%	-4.49%
5-Year	+16.50%	+16.30%	+3.10%	+3.07%
Since Inception (10/3/16)	+14.37%	+14.31%	+2.48%	+2.47%

Distribution Rate[4]	30-Day Standardized Yield[5]
2.80%	3.37%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 57 for Performance Summary footnotes.

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FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

10/03/16–3/31/22

See page 57 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income	Long-Term Capital Gains	Total
$0.661062	$0.051443	$0.712505

Total Annual Operating Expenses7

0.35%

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Distributions to shareholders may decline when prevailing interest rates fall or when the Fund experiences defaults on debt securities it holds. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s investments in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg U.S. Corporate Investment Grade Index measures the performance of the investment grade, fixed-rate, taxable corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY INVESTMENT GRADE CORPORATE ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$923.60	$1.68	$1,023.19	$1.77	0.35%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty Senior Loan ETF

This annual report for Franklin Liberty Senior Loan ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income. A secondary goal is preservation of capital. The Fund invests at least 80% of its net assets in senior loans and investments that provide exposure to senior loans. Senior loans include loans referred to as leveraged loans, bank loans and/or floating rate loans.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +2.67% based on market price and +2.76% based on net asset value (NAV). In comparison, the Fund’s benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index, which reflects the performance of the largest facilities in the leveraged loan market, posted a +2.30% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 62.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

Portfolio Composition

3/31/22

% of Total Net Assets
Senior Floating Rate Interests	92.3%
Short-Term Investments & Other Net Assets	4.9%
Corporate Bonds & Notes	2.1%
Asset-Backed Securities	0.7%

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 153.

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FRANKLIN LIBERTY SENIOR LOAN ETF

Top 10 Sector/Industries

3/31/22

% of Total Net Assets
Software	14.5%
Media	8.3%
Health Care Providers & Services	8.3%
Commercial Services & Supplies	4.9%
Pharmaceuticals	4.6%
Airlines	4.6%
Diversified Financial Services	3.8%
Specialty Retail	3.5%
Chemicals	3.5%
Containers & Packaging	2.9%

Investment Strategy

The Fund invests predominantly in income-producing senior floating interest-rate corporate loans made to or issued by U.S. companies, non-U.S. entities and U.S. subsidiaries of non-U.S. entities. Floating interest rates vary with and are periodically adjusted to a generally recognized base interest rate such as the London Interbank Offered Rate (LIBOR) or the Prime Rate. The Fund may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

Senior loans generally have credit ratings below investment grade and may be subject to restrictions on resale. Under normal market conditions, the Fund invests at least 75% of its net assets in senior loans that are rated B- or higher at the time of purchase by a nationally recognized statistical rating organization (NRSRO) or, if unrated, are determined to be of comparable quality by the Fund’s investment manager. Under normal market conditions, the Fund may invest up to 25% of its net assets in senior loans that are rated below B- by an NRSRO or, if unrated, are determined to be of comparable quality by the investment manager.

Manager’s Discussion

Expectations of a rising rate environment over the one-year period ended March 31, 2022, contributed to favorable technical conditions for the loan market, accelerating inflows from retail investors and supporting loan valuations. Robust collateralized-loan-obligation (CLO) issuance also contributed to demand, reaching record volumes in 2021. However, new issuance to finance mergers and acquisitions and leveraged buyouts significantly increased, which limited spread compression and moderated price gains in the asset class, compared to the prior period. While volatility increased toward the end of the period due to uncertainties surrounding the future impact of the ongoing geopolitical conflict in Ukraine and the renewal of COVID lockdowns in China, fundamental conditions in the loan market continued to improve as the default rate declined further and credit rating upgrades outpaced downgrades.

During the period, the Fund outperformed its benchmark, the S&P/LSTA U.S. Leveraged Loan 100 Index. The portfolio’s overweight in B-rated loans (as well as its underweight in higher rated loans and lower rated loans) contributed to outperformance, as the upper tier of the benchmark (including BB-rated loans) returned 2.01%, while the middle tier (B-rated loans) returned 3.19% and the lower tier (CCC-rated loans) returned -19.00% during the year. As of period-end, the Fund had 11.1% of its portfolio in upper tier loans and 80.1% in middle tier loans, compared to the benchmark, which had 37.5% in the upper tier and 60.1% in the middle tier. The Fund had 1% in lower tier loans, while the benchmark weighting was 2.5%.

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Federal Home Loan Bank Discount Notes , 0.101%, 4/01/2022 U.S. Government & Agency Securities	5.1%
Peraton Corp., Term Loan B1, 4.50%, 4.50%, 2/01/2028 Aerospace & Defense	1.4%
Verscend Holding Corp., 2021 Term Loan B, 4.46%, 4.457%, 8/27/2025 IT Services	1.3%
Vertical US Newco Inc., (thyssenkrupp Elevator), Term Loan B, 4.02%, 4.015%, 7/30/2027 Machinery	1.3%
eResearchTechnology Inc., 2020 1st Lien Term Loan, 5.50%, 5.50%, 2/04/2027 Pharmaceuticals, Biotechnology & Life Sciences	1.2%
Great Outdoors Group LLC, 2021 Term Loan B1, 4.50%, 4.50%, 3/06/2028 Retail REITs	1.2%
Greeneden U.S. Holdings II LLC, Initial Dollar Term Loan, 4.75%, 12/01/27 Technology Hardware, Storage & Peripherals	1.2%
Polaris Newco LLC, USD Term Loan B, 4.50%, 6/02/28 Software	1.2%
Radiate Holdco LLC, 2021 Term Loan B, 4.00%, 9/25/26 Media	1.1%
Athenahealth Inc., 2022 Term Loan B, 4.00%, 2/15/29 Software	1.1%

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FRANKLIN LIBERTY SENIOR LOAN ETF

Among individual investments, the top contributors to performance included investments that continued to gain from the ongoing economic recovery. The term loan of Clear Channel Outdoor (a provider of out-of-home display advertising) traded higher as the company reported improvements in their core billboard business and a resumption in travel led to expectations of increased advertising demand. Additionally, our investments in American Airlines (a global airline operator) traded higher following expectations of a further recovery in air travel. The top detractors from performance included issuers facing operational challenges due to secular issues and pandemic related disruptions. Diamond Sports (an operator of regional sports networks) detracted from performance after continued financial underperformance and uncertainty around the company’s ability to renew distributor contracts. The term loan of Klockner Pentaplast (a packaging manufacturer) declined after the company reported weak results due to continued raw materials price increases.

Thank you for your participation in Franklin Liberty Senior Loan ETF. We look forward to serving your future investment needs.

Reema Agarwal, CFA

Justin Ma, CFA

Margaret Chiu, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY SENIOR LOAN ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/1/18), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+2.76%	+2.67%	+2.76%	+2.67%
3-Year	+10.48%	+10.20%	+3.38%	+3.29%
Since Inception (5/30/18)	+13.17%	+13.06%	+3.28%	+3.25%

Distribution Rate[4]	30-Day Standardized Yield[5]
3.07%	4.11%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 64 for Performance Summary footnotes.

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FRANKLIN LIBERTY SENIOR LOAN ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

5/30/18–3/31/22

See page 64 for Performance Summary footnotes.

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FRANKLIN LIBERTY SENIOR LOAN ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.808326

Total Annual Operating Expenses7

0.45%

All investments involve risks, including possible loss of principal. Investors should be aware that the Fund’s share price and yield will fluctuate with market conditions. The senior loans and debt securities in which the Fund invests tend to be rated below investment grade. Investing in higher-yielding, lower-rated, senior loans and debt securities involves greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. Interest earned on senior loans varies with changes in prevailing interest rates. Therefore, while senior loans offer higher interest income when interest rates rise, they will also generate less income when interest rates decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The S&P/LSTA U.S. Leveraged Loan 100 Index reflects the performance of the largest facilities in the leveraged loan market. This rules-based index consists of the 100 largest loan facilities in the benchmark S&P/LSTA Leveraged Loan Index.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY SENIOR LOAN ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,004.30	$2.25	$1,022.69	$2.27	0.45%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty Systematic Style Premia ETF

This annual report for Franklin Liberty Systematic Style Premia ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide absolute return. The Fund seeks to achieve its investment goal by allocating its assets across two underlying alternative investment strategies, which represent top-down and bottom-up approaches to capturing factor-based risk premia. The strategies consist of a top-down risk premia strategy and a bottom-up long/short equity strategy.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +9.06% based on market price and +10.09% based on net asset value (NAV). In comparison, the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.06% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 69.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

Portfolio Composition

3/31/22

% of Total Net Assets
Common Stocks	63.2%
Other Net Assets	36.8%

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

1. Source: Morningstar,

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 161.

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FRANKLIN LIBERTY SYSTEMATIC STYLE PREMIA ETF

Top 10 Sector/Industries

3/31/22

% of Total Net Assets
Software	6.1%
Semiconductors & Semiconductor Equipment	4%
Interactive Media & Services	3.2%
Specialty Retail	3.1%
Oil, Gas & Consumable Fuels	3.0%
Biotechnology	2.6%
IT Services	2.6%
Banks	2.4%
Pharmaceuticals	2.3%
Food & Staples Retailing	2.0%

Investment Strategy

The Fund’s top-down risk premia strategy focuses on value, momentum and carry factors in taking both long and short positions across equity, fixed income, commodity and currency asset classes.

The Fund’s bottom-up long/short equity strategy focuses on quality, value and momentum factors in determining whether to hold long or short positions in individual equity securities. Long/short equity strategies generally seek to produce returns from investments in the equity markets by taking long and short positions in stocks and stock indices (through the use of derivatives or through a short position in an exchange-traded fund). Long positions benefit from an increase in the price of the underlying instrument, while short positions benefit from a decrease in that price.

Under normal market conditions, the top-down risk premia strategy invests primarily in equity, interest rate/bond and commodity index futures; equity and commodity-linked total return swaps; and currency forwards. Under normal market conditions, the bottom-up long/short equity strategy invests primarily in equity securities and equity total return swaps, with equity total return swaps being used to obtain short exposures.

Under normal market conditions, we seek to allocate assets between the two factor-based risk premia alternative investment strategies described above according to each strategy’s estimated risk, as measured by historical returns-based risk models. The allocation to each strategy is driven by the estimated risk contribution of each individual strategy to the Fund’s overall investment strategy, which the investment manager seeks to keep within certain pre-determined bounds.

Top 10 Long Positions

3/31/22

Company Sector/Industry/Country	% of Total Net Assets
FLSP Holdings Corp. Diversified Financials	7.6%
Microsoft Corp. Software & Services	2.5%
Alphabet Inc., C Software & Services	2.1%
AbbVie Inc. Pharmaceuticals, Biotechnology & Life Sciences	1.1%
Meta Platforms Inc., A Software & Services	1.1%
Shell PLC Energy	1.0%
Intel Corp. Semiconductors & Semiconductor Equipment	1.0%
Accenture PLC, A Software & Services	1.0%
McDonald’s Corp. Consumer Services	1.0%
Texas Instruments Inc. Semiconductors & Semiconductor Equipment	1.0%

Through the two strategies, we invest the Fund’s assets based on a systematic investment process for securities selection and asset allocation by utilizing quantitative models. By employing these two approaches, we seek to provide positive absolute return over time while maintaining a relatively low correlation with traditional markets. The exposure to individual factors may vary based on the market opportunity of the individual factors.

The Fund may use derivatives for both hedging and non-hedging (investment) purposes. The Fund’s derivative investments may include, among other instruments: (i) futures contracts, including futures on equity, interest rate/bond and commodity indices; (ii) swaps, including equity and commodity-linked total return swaps; and (iii) currency forward contracts. These derivatives may be used to enhance Fund returns, increase liquidity, gain long or short exposure to certain instruments, markets or factors in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments. The results of such transactions are expected to represent a material component of the Fund’s investment returns.

Manager’s Discussion

During the 12 months ended March 31, 2022, the Fund’s equities and commodities strategies drove positive performance. The long/short single equities strategy accounted for

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FRANKLIN LIBERTY SYSTEMATIC STYLE PREMIA ETF

Top 10 Short Holdings

3/31/22

Company Sector/Industry/Country	% of Total Net Assets
Phoenix Group Holdings PLC Insurance, United Kingdom	-0.1%
Pan American Silver Corp. Materials, Canada	-0.1%
SKF AB, B Capital Goods, Sweden	-0.1%
Admiral Group PLC Insurance, United Kingdom	-0.1%
Just Eat Takeaway.com NV Retailing, United Kingdom	-0.1%
Ritchie Bros Auctioneers Inc. Commercial & Professional Services, Netherlands	-0.1%
Orkla ASA Food, Beverage & Tobacco, United States	-0.1%
Kinnevik AB, B Diversified Financials, Sweden	-0.1%
HEICO Corp Capital Goods, United States	-0.1%
Pan Pacific International Holdings Corp. Retailing, Japan	-0.0%	*

*Rounds to more than -0.1%.

the majority of contribution, while the commodities strategies accounted for more than a third. The equity indices macro strategy was also a significant contributor.

Within our long/short single stock equities component, all three of our factors—quality, value and momentum—contributed to performance at different times. Quality and momentum factors were strong contributors to performance in the last three quarters of 2021, while value bolstered performance in the first quarter of 2022. Our portfolio was long lower-volatility stocks and short higher-volatility stocks on aggregate, and this positioning also contributed to returns over the year, particularly during the first quarter of 2022, when overall market volatility was elevated. In capital terms, the portfolio was net long, and this also aided performance, alongside the lower-volatility positioning. Our equity index macro strategies also had a positive impact, based on our long positioning in South Africa, Canada, France and Australia, together with our short positions in Japan, Germany and Spain.

Commodities strategies were notable drivers of gains during the period as the global commodities complex posted its biggest quarterly gain in three decades. Crude oil futures, gasoline futures, heating oil futures and gasoil futures accounted for the majority of gains. Our commodity time series momentum strategy was the single-largest factor driver of our performance within the asset class.

Conversely, the Fund’s fixed income positioning weighed on returns overall during the period. Our fixed income macro strategies had a negative impact, as long positions in Australian bond futures and French OAT bond futures detracted more from performance than the positive contribution from short positions in German bund futures and Canadian bond futures.

The Fund’s foreign currency macro strategies had negative results during the period, driven largely by long positions in the Russian ruble, Polish zloty and Czech koruna, as well as short positions in the Israeli shekel, owing to our foreign currency carry and value factors. In contrast, short positioning in the euro, Japanese yen and Canadian dollar helped offset the losses.

Thank you for your participation in Franklin Liberty Systematic Style Premia ETF. We look forward to serving your future investment needs.

Chandra Seethamraju, Ph.D.

Lead Portfolio Manager

Sundaram Chettiappan, CFA

Vaneet Chadha, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (12/20/19), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+10.09%	+9.06%	+10.09%	+9.06%
Since Inception (12/18/19)	-6.87%	-7.20%	-3.07%	-3.22%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

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FRANKLIN LIBERTY SYSTEMATIC STYLE PREMIA ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12/18/19–3/31/22

See page 71 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.258156

Total Annual Operating Expenses5

0.65%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. The Fund is actively managed and could experience losses if the manager’s judgment about particular investments, or its evaluation of the risks, potential returns and correlation properties of the various risk premia in which the Fund invests, prove to be incorrect. The manager’s allocation of Fund assets among different strategies, asset classes and investments may not prove beneficial or produce the desired results. Trading models used by the manager for securities selection and asset allocation may become outdated and the historical patterns upon which the models are based may weaken or disappear. There can be no assurance that the factor-based risk premia investment strategies utilized by the manager will enhance Fund performance, reduce volatility or reduce potential loss. Investments in derivatives involve costs and create economic leverage, which may result in significant volatility and cause the Fund to participate in losses (as well as gains) that significantly exceed the Fund’s initial investment. Investing in derivatives and the use of foreign currency techniques involve special risks and may not achieve the anticipated benefits and/or may result in losses to the Fund. Other risks include illiquidity, mispricing or improper valuation of the derivative, and imperfect correlation between the value of the derivative and the underlying instrument. The Fund may realize losses when a counterparty fails to perform as promised. Currency management strategies could result in losses to the Fund if currencies do not perform as the manager expects. Bond prices generally move in the opposite direction of interest rates. As the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in an issuer’s financial strength or in a security’s credit rating may affect its value. Liquidity risk exists when securities or other investments become more difficult to sell, or are unable to be sold, at the price at which they’ve been valued. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks or adverse developments in such areas of focus than a Fund that invests in a wider variety of countries, regions, industries or sectors or investments. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the period indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: FactSet. The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY SYSTEMATIC STYLE PREMIA ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 × $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different ETFs. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,044.20	$3.36	$1,021.64	$3.33	0.65%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty U.S. Core Bond ETF

This annual report for Franklin Liberty U.S. Core Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks total return. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds of U.S. issuers, including government, corporate debt, mortgage-backed and asset-backed securities. Bonds include debt obligations of any maturity, such as bonds, notes, bills and debentures.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -4.91% based on market price and -4.72% based on net asset value (NAV). In comparison, the Bloomberg U.S. Aggregate Bond Index, which measures the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, posted a -4.15% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 76.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

Portfolio Composition

3/31/22

% of Total Net Assets
U.S. Government & Agency Securities	41.2%
Quasi-Sovereign and Corporate Bonds	26.0%
Mortgage-Backed Securities	18.4%
Municipal Bonds	4.3%
Foreign Government and Agency Securities	3.3%
Asset-Backed Securities	2.7%
Short-Term Investments & Other Net Assets	4.1%

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 177.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
U.S. Treasury Note, 2.125%, 2/29/2024	6.6%
U.S. Treasury Note, 0.375%, 11/30/2025	5.6%
U.S. Treasury Note, 0.375%, 1/31/2026	3.8%
U.S. Treasury Note, 0.50%, 3/31/2025	3.2%
U.S. Treasury Note, 1.25%, 12/31/2026	2.1%
U.S. Treasury Note, 1.50%, 3/31/2023	2.0%
U.S. Treasury Bond, 2.25%, 8/15/2046	1.6%
U.S. Treasury Note, 0.875%,6/30/2026	1.5%
U.S. Treasury Note, 0.25%, 6/30/2025	1.5%
Federal National Mortgage Association, 2.00%, 7/1/2051	1.5%

investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

Investment Strategy

The Fund invests predominantly in investment-grade debt securities and, under normal market conditions, is generally expected to have sector, credit and duration exposures comparable to its benchmark index. However, we make investment decisions based upon our own fundamental analysis, which affects the Fund’s sector, credit and duration exposures so that they may vary from the benchmark index. The Fund’s investments in mortgage-backed securities include securities that are issued or guaranteed by the U.S. government, its agencies or instrumentalities, which include mortgage pass-through securities representing interests in pools of mortgage loans issued or guaranteed by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae), and the Federal Home Loan Mortgage Corporation (Freddie Mac).

In addition, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the to-be-announced (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and conditions.

For purposes of pursuing its investment goal, the Fund may enter into various interest-rate and credit-related derivatives, principally U.S. Treasury futures, interest-rate swaps and credit default swaps. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select interest rates, durations or credit risks. The Fund may enter into certain derivative transactions to seek to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

During the 12-month period under review, the Fund posted a return of -4.72% based on net asset value, underperforming the Bloomberg U.S. Aggregate Bond Index return of -4.15%. Duration positioning was a contributor to returns over the year. Throughout the period, we maintained a duration less than that of the benchmark, especially in longer-maturity bonds. Although this detracted from returns in calendar year 2021, more recently, U.S. Treasury (UST) yields have risen dramatically, leading our underweight positioning to contribute to results. Sector allocations weighed modestly on performance over the period, led by overweight holdings of taxable and tax-exempt municipal bonds (muni) and sovereign emerging market securities. In contrast, underweight exposure to agency mortgage-backed securities (MBS) and overweight positioning in corporate credit bonds boosted returns. Relative exposures in asset-backed securities, commercial MBS (CMBS), and agency notes did not have a meaningful impact on 12-month performance returns. Security selection was a detractor from our results, with selection in emerging market bonds being a particular drag on performance. Additionally, security selection in MBS and munis weighed on returns for the period. This was partially offset by positive performance contributions from our security selection in investment-grade corporate bonds.

Thank you for your participation in Franklin Liberty U.S. Core Bond ETF. We look forward to serving your future investment needs.

David Yuen, CFA, FRM

Patrick Klein, Ph.D.

Tina Chou

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FRANKLIN LIBERTY U.S. CORE BOND ETF

Portfolio Management Team

FRM® is a trademark owned by Global Association of Risk Professionals (GARP).

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/19/19), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-4.72%	-4.91%	-4.72%	-4.91%
Since Inception (9/17/19)	+0.29%	+0.24%	+0.11%	+0.09%

Distribution Rate[4]	30-Day Standardized Yield[5]
2.16%	2.43%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 78 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

9/17/19–3/31/22

See page 78 for Performance Summary footnotes.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income	Long-Term Capital Gains	Total
$0.504065	$0.051358	$0.555423

Total Annual Operating Expenses7

0.15%

All investments involve risks, including possible loss of principal. Interest rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a Fund’s share price, generally move in the opposite direction of interest rates. Therefore, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg U.S. Aggregate Bond Index measures the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and nonagency).

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY U.S. CORE BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$936.20	$0.72	$1,024.18	$0.76	0.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty U.S. Low Volatility ETF

This annual report for Franklin Liberty U.S. Low Volatility ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation with an emphasis on lower volatility. Under normal market conditions, the Fund invests at least 80% of its net assets in U.S. investments, and primarily equity securities.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of +13.98% based on market price and net asset value (NAV). In comparison, the Russell 1000® Index, which measures the performance of the approximately 1,000 largest companies in the Russell 3000® Index, posted a +13.27% cumulative total return for the same period.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 83.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

U.S. equities, as measured by the Standard & Poor’s 500 Index (S&P 500), posted a +15.65% total return for the 12 months ended March 31, 2022.1 Stocks benefited from the continued economic recovery, implementation of COVID-19 vaccination programs and easing pandemic restrictions. Higher wages and strong household balance sheets contributed to increased consumer spending, particularly on goods. A rebound in corporate earnings and the passage of a bipartisan infrastructure bill further bolstered investor sentiment. However, elevated demand combined with supply chain disruptions led to the highest inflation since 1982. Russia’s invasion of Ukraine late in the 12-month period injected further uncertainty into financial markets, provoking significant

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Information Technology	26.9%
Health Care	13.5%
Financials	11.7%
Consumer Discretionary	11.4%
Industrials	8.7%
Communication Services	8.6%
Consumer Staples	5.8%
Energy	3.9%
Real Estate	3.4%
Utilities	2.7%

volatility in commodity and equity prices. Rising interest rates also pressured stocks, as borrowing costs began to increase from historically low levels.

Gross domestic product growth was robust during most of the period, as strong consumer spending and business investment in growing inventories supported the economy. Both exports and imports increased significantly amid a recovery in industrial production. The continued growth of the economy helped the U.S. to surpass its pre-pandemic output in 2021’s second quarter. However, rising prices precipitated a notable decline in consumer confidence, despite high spending levels.

The inflation rate was notably elevated during the 12-month period amid increased demand and supply chain bottlenecks. Consequently, the personal consumption expenditures index, a measure of inflation, surged during the period, representing the highest 12-month increase in decades. The unemployment rate declined from 6.0% in March 2021 to 3.6% in March 2022 as job openings increased, but a relative lack of available workers fueled wage growth, adding to some investors’ inflation concerns.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 187.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

Top 10 Holdings

3/31/22

Company Sector/Industry	% of Total Net Assets
Apple Inc. Information Technology	1.6%
Automatic Data Processing Inc. Information Technology	1.6%
Fidelity National Information Services Inc. Information Technology	1.6%
Synopsys Inc. Information Technology	1.6%
Accenture PLC, A Information Technology	1.5%
Microsoft Corp. Information Technology	1.5%
Mastercard Inc., A Information Technology	1.5%
Texas Instruments Inc. Information Technology	1.5%
Oracle Corp. Information Technology	1.5%
Visa Inc., A Information Technology	1.5%

0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

Investment Strategy

The Fund invests primarily in equity securities (principally common stocks) of U.S. companies.2 The Fund seeks capital appreciation, while providing a lower level of volatility than the broader equity market as measured by the Russell 1000® Index, meaning the Fund seeks returns that fluctuate less than the returns of the Russell 1000® Index. We apply a fundamentally driven “bottom-up” research process to create a starting universe of eligible securities across a large number of sectors derived from the holdings of a number of Franklin Templeton equity funds. We screen that universe on a quarterly basis in order to identify those securities with the lowest realized volatility relative to their corresponding sectors, while we also incorporate fundamental views of individual stocks. The Fund’s sector weightings generally are based on the current sector weightings within the Russell 1000® Index. Individual securities in the Fund’s portfolio are generally weighted equally within each sector. The investment manager may, from time to time, make adjustments to the Fund’s portfolio as a result of corporate actions, changes to the volatility profile of the Fund’s holdings, or for risk management related purposes.

Manager’s Discussion

The Fund fared better than its benchmark, the Russell 1000® Index, for the one-year period ended March 31, 2022. Leading contributors included the industrials, health care, consumer discretionary and communication services sectors.

Stock selection in the industrials sector, the road and rail industry in particular, had a positive impact on relative results. Stock selection in the health care sector was also beneficial. Overweight positions in pharmaceuticals firm Pfizer and AbbVie, from the biotechnology industry, were top contributors. An underweight in the entertainment industry and overweight in the insurance industry contributed to relative performance in the communication services and financials sectors, respectively.

Several individual contributors helped advance the Fund’s results. Although real estate was not a top contributor at the sector level, the Fund’s overweight investment in self-storage company Public Storage added to returns. Better-than-expected subscriber growth for its streaming services and solid revenue growth at its parks, experiences and consumer products division boosted shares of the entertainment and media conglomerate Walt Disney from the communication services sector. In the information technology (IT) sector, electronic design automation company Synopsys reported strength across all product groups and geographies, prompting management to raise its outlook for the year.

In contrast, stock selection in the IT sector detracted from relative performance. Within the sector, underweighting in Apple and Microsoft undermined relative returns as shares of both companies sharply appreciated over the period. Meanwhile, overweight positions in real estate data provider Black Knight and payment services provider Fidelity National Information Services, also in the IT sector, pressured performance. From the communication services sector, shares of cable operator Liberty Broadband declined.

Thank you for your participation in Franklin Liberty U.S. Low Volatility ETF. We look forward to serving your future investment needs.

2. “U.S. companies” are those that (i) are organized under the laws of, or have a principal office in, or for whose securities the principal trading market is, the U.S.; (ii) derive 50% or more of their total revenue or profit from either goods or services produced, or sales made, in the U.S.; or (iii) have 50% or more of their assets in the U.S.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

Todd Brighton, CFA

Portfolio Manager

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (9/22/16), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	+13.98%	+13.98%	+13.98%	+13.98%
5-Year	+98.36%	+98.54%	+14.68%	+14.70%
Since Inception (9/20/16)	+115.02%	+115.37%	+14.86%	+14.89%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 85 for Performance Summary footnotes.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

9/20/16–3/31/22

See page 85 for Performance Summary footnotes.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.712390

Total Annual Operating Expenses5

0.29%

All investments involve risks, including possible loss of principal. Stock prices fluctuate, sometimes rapidly and dramatically, due to factors affecting individual companies, particular industries or sectors, or general market conditions. There can be no guarantee that the Fund’s volatility strategy will be successful, and achieving the Fund’s volatility strategy does not mean the Fund will achieve a positive or competitive return. The volatility strategy can also be expected to limit the Fund’s participation in market price appreciation when compared to similar funds that do not attempt this strategy. Smaller and midsize-company stocks have historically experienced more price volatility than larger company stocks, especially over the short term. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Source: Morningstar. The Russell 1000 Index is market capitalization weighted and measures performance of the approximately 1,000 largest companies in the Russell 3000 Index, which represents the majority of the U.S. market’s total capitalization.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY U.S. LOW VOLATILITY ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$1,059.30	$1.49	$1,023.49	$1.46	0.29%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty U.S. Treasury Bond ETF

This annual report for Franklin Liberty U.S. Treasury Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks income. Under normal market conditions, the Fund invests at least 80% of its net assets in direct obligations of the U.S. Treasury.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -3.55% based on market price and -3.35% based on net asset value (NAV). In comparison, the Bloomberg U.S. Treasury Index, which measures the performance of U.S. Treasury bills, posted a -3.67% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 89.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March 2022 meeting that strength in the U.S. job

Portfolio Composition

3/31/22

% of Total Net Assets
U.S. Government & Agency Securities	96.5%
Mortgage-Backed Securities	1.5%
Short-Term Investments & Other Net Assets	2.0%

market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

Investment Strategy

The Fund invests at least 80% of its net assets in direct obligations of the U.S. Treasury, including Treasury bonds, bills and notes and investments that provide exposure to direct obligations of the U.S. Treasury. The Fund may also invest in securities issued or guaranteed by the U.S. government, its

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 191.

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FRANKLIN LIBERTY U.S. TREASURY BOND ETF

Top 10 Holdings

3/31/22

% of Total Net Assets
U.S. Treasury Note, 0.125%, 5/31/22	8.8%
U.S. Treasury Note, 1.875%, 7/31/26	7.7%
U.S. Treasury Note, 0.50%, 6/30/27	6.9%
U.S. Treasury Note, 1.50%, 11/30/24	5.0%
U.S. Treasury Note, 1.25%, 4/30/28	4.2%
U.S. Treasury Note, 2.50%, 5/15/24	3.5%
U.S. Treasury Note, 2.25%, 11/15/24	3.3%
U.S. Treasury Note, 2.125%, 3/31/24	3.2%
U.S. Treasury Note, 2.125%, 11/30/24	3.2%
U.S. Treasury Note, 1.50%, 9/30/24	3.1%

agencies, or instrumentalities, including government sponsored entities and mortgage-backed securities (MBS). In addition, the Fund may purchase or sell MBS on a delayed delivery or forward commitment basis through the to-be-announced (TBA) market. With TBA transactions, the particular securities to be delivered must meet specified terms and conditions.

To pursue its investment goal, the Fund may enter into certain interest rate-related derivative transactions, principally interest rate/bond futures contracts and interest rate swaps. The use of these derivative transactions may allow the Fund to obtain net long or short exposures to select interest rates or durations. These derivatives may be used to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

We generally buy and hold high quality fixed income securities. Using this straightforward approach, we seek to produce current income with a high degree of credit safety from a conservatively managed portfolio of U.S. Treasury securities. We may utilize quantitative models to identify investment opportunities as part of the portfolio construction process for the Fund. Quantitative models are proprietary systems that rely on mathematical computations to identify investment opportunities. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index. Accordingly, the investment manager has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment goal.

Manager’s Discussion

During the 12-month period, yield-curve positioning was the primary contributor to the Fund’s performance relative to its benchmark, coming mainly during the first quarter of 2022 as yields rose sharply and the Fund was underweight duration on the 5- and 10-year portions of the yield curve. Over the period, yields for Treasuries with maturities less than five years rose more than yields for Treasuries with maturities greater than five years. Our off-benchmark allocation to U.S. Treasury Inflation-Protected Securities (TIPS) was also a contributor to performance relative to the benchmark, due to strong inflation accruals. Conversely, our allocation to agency fixed-rate mortgage-backed securities detracted from results as rate volatility weighed on the sector.

Thank you for your participation in Franklin Liberty U.S. Treasury Bond ETF. We look forward to serving your future investment needs.

Warren Keyser

Patrick Klein, Ph.D.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY U.S. TREASURY BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (6/11/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-3.35%	-3.55%	-3.35%	-3.55%
Since Inception (6/9/20)	-6.60%	-6.60%	-3.70%	-3.70%

Distribution Rate[4]	30-Day Standardized Yield[5]
1.19%	1.95%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 91 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

6/9/20–3/31/22

See page 91 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.380854

Total Annual Operating Expenses7

0.09%

All investments involve risks, including possible loss of principal. Interest-rate movements, unscheduled mortgage prepayments and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a Fund’s share price, generally move in the opposite direction of interest rates. Therefore, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The Bloomberg U.S. Treasury Index measures the performance of U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with at least one year until final maturity. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY U.S. TREASURY BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$949.50	$0.44	$1,024.48	$0.45	0.09%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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Franklin Liberty Ultra Short Bond ETF

This annual report for Franklin Liberty Ultra Short Bond ETF covers the fiscal year ended March 31, 2022.

Your Fund’s Goal and Main Investments

The Fund seeks to provide a high level of current income as is consistent with prudent investing, while seeking preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds and investments that provide exposure to bonds.

Performance Overview

During the 12-month period, the Fund posted cumulative total returns of -0.82% based on market price and -0.78% based on net asset value (NAV). In comparison, the ICE BofA U.S. 3-Month Treasury Bill Index, which tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months, posted a +0.06% cumulative total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 95.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. bond market, as measured by the Bloomberg U.S. Aggregate Bond Index, posted a -4.15% total return for the 12 months ended March 31, 2022.1 Growing inflation amid supply chain disruptions and increased consumer spending led to tighter monetary policy, reducing the value of most bonds. Geopolitical instability disrupted financial markets late in the 12-month period following Russia’s invasion of Ukraine, contributing to significant volatility in bond markets. The yield curve flattened notably during the period, reflecting investors’ expectations that short-term interest rates will continue to rise, while the outlook for long-term economic growth is uncertain.

In an effort to control inflation, the U.S. Federal Reserve (Fed) raised the federal funds target rate to a range of 0.25%–0.50%, the first such increase since 2018. The Fed noted in its March

Top 10 Sectors/Industries

3/31/22

% of Total Net Assets
Banks	21.7%
Pharmaceuticals	10.8%
Consumer Finance	8.1%
Energy Equipment & Services	5.5%
Chemicals	4.9%
Biotechnology	4.1%
Road & Rail	4.1%
Internet & Direct Marketing Retail	4.1%
Automobiles	4.1%
Insurance	4.0%

2022 meeting that strength in the U.S. job market and continued inflationary pressure, exacerbated by the war in Ukraine, meant it anticipated making further increases to the federal funds target rate. Furthermore, the Fed said it expected to begin reducing its bond holdings at a future meeting.

U.S. Treasury (UST) bonds, as measured by the Bloomberg U.S. Treasury Index, posted a -3.67% total return for the 12-month period.1 The 10-year UST yield (which moves inversely to price) increased, particularly later in the period amid high inflation and the Fed’s less accommodative stance. Mortgage-backed securities (MBS), as measured by the Bloomberg U.S. MBS Index, posted a -4.92% total return for the period.1

Corporate bond prices also declined overall, constrained by inflation and rising interest rates. Furthermore, corporate yield spreads, a measure of the difference in yields between corporate bonds and similarly-dated USTs, increased, reflecting investors’ increasing risk-off preferences. However, yield spreads rose faster for investment-grade bonds than high-yield bonds, and high-yield bonds benefited from higher coupon payments. In this environment, high-yield corporate bonds, as represented by the Bloomberg U.S. Corporate High Yield Bond Index, posted a -0.66% total return, while investment-grade corporate bonds, as represented by the Bloomberg U.S. Corporate Bond Index, posted a -4.20% total return.1

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Schedule of Investments (SOI). The SOI begins on page 194.

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FRANKLIN LIBERTY ULTRA SHORT BOND ETF

Top 10 Holdings

3/31/22

Issue/Issuer	% of Total Net Assets
DuPont de Nemours Inc., senior note, FRN thereafter, 1.616%, 11/15/2023	4.1%
Penske Truck Leasing Co. LP/PTL Finance Corp., senior note, 144A, 2.7%, 3/14/2023	4.1%
M&T Bank Corp., senior note, FRN thereafter, 0.947%, 7/26/2023	4.1%
AstraZeneca PLC, senior note, 1.134%, 8/17/2023	4.1%
Citigroup Inc., senior note, FRN thereafter, 1.953%, 9/01/2023	4.1%
eBay Inc., senior note, 1.169%, 1/30/2023	4.1%
Hyundai Capital America, senior note, 144A, 2.375%, 2/10/2023	4.1%
AmerisourceBergen Corp., senior note, 0.737%, 3/15/2023	4.0%
Microchip Technology Inc., senior secured note, 144A, 0.983%, 9/01/2024	3.9%
Biogen Inc., senior note, 3.625%, 9/15/2022	2.7%

Investment Strategy

The Fund targets securities with an estimated average portfolio duration of one year or less. The Fund invests predominantly in U.S. dollar denominated, investment-grade debt securities and investments. The Fund generally expects to invest a substantial portion of its assets in cash, cash equivalents and high-quality money market securities, including commercial paper, certificates of deposit, repurchase agreements and affiliated or unaffiliated money market funds. The Fund may invest in securities issued or guaranteed by the U.S. government or by non-U.S. governments or their respective agencies or instrumentalities, including mortgage-backed securities and inflation-indexed securities issued by the U.S. Treasury. The Fund may also invest in mortgage dollar rolls, asset-backed securities and U.S. dollar denominated foreign securities, including emerging market securities.

The Fund may enter into certain interest rate-related derivatives to enhance Fund returns, increase liquidity, gain exposure to certain instruments or markets in a more efficient or less expensive way and/or hedge risks associated with its other portfolio investments.

In choosing investments, we select securities in various market sectors based on our assessment of changing economic, market, industry and issuer conditions. We use a top-down analysis of macroeconomic trends, combined with a bottom-up fundamental analysis of market sectors, industries and issuers, to try to take advantage of varying sector reactions to economic events. We may consider selling a security when we believe the security has become fully valued due to either its price appreciation or changes in the issuer’s fundamentals, or when we believe another security is a more attractive investment opportunity.

Manager’s Discussion

The Fund underperformed its benchmark for the 12-month period ended March 31, 2022. Short-term investment-grade (IG) corporate spreads widened modestly during the period under review, underperforming similar maturity U.S. Treasuries. In addition, the short end of the U.S. Treasury yield curve steepened with two-year yields up 2.18%, while 3-month U.S. Treasury bill rates rose 0.29%.

The Fund’s longer duration positioning compared to its benchmark, the ICE BofA U.S. 3-month Treasury Bill Index, was the primary detractor to relative performance. The Fund’s overweight allocation to IG corporate debt also detracted from performance. However, the Fund’s IG corporate bonds did provide positive performance versus the benchmark basket of U.S. Treasury bills.

The Fund’s sector allocation within the IG corporate bond segment did modestly contribute to returns. Our allocations to banking, health care, automotive and media aided results, while our positioning in aerospace and electric utilities detracted slightly from performance. Positive contributors from individual positions included Goldman Sachs Group, Thermo Fisher Scientific and Kinder Morgan Energy Partners, while detractors included Wells Fargo, Morgan Stanley and Bristol-Myers Squibb.

While the Fund has the ability to invest in derivative securities, it held no derivatives during the period under review.

Thank you for your participation in Franklin Liberty Ultra Short Bond ETF. We look forward to serving your future investment needs.

David Yuen, CFA, FRM

Shawn Lyons, CFA

Thomas Runkel, CFA

Kent Burns, CFA

Johnson Ng, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2022, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN LIBERTY ULTRA SHORT BOND ETF

Performance Summary as of March 31, 2022

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not include brokerage commissions that may be payable on secondary market transactions. The performance tables and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale or redemption of Fund shares.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (Market Price) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary trading (7/16/20), the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV.

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/22

	Cumulative Total Return[1]		Average Annual Total Return[1]
	Based on NAV[2]	Based on market price[3]	Based on NAV[2]	Based on market price[3]
1-Year	-0.78%	-0.82%	-0.78%	-0.82%
Since Inception (7/14/20)	+0.12%	+0.08%	+0.07%	+0.04%

Distribution Rate[4]	30-Day Standardized Yield[5]
0.54%	1.45%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 97 for Performance Summary footnotes.

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FRANKLIN LIBERTY ULTRA SHORT BOND ETF

PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Class A (7/14/20–3/31/22)

See page 97 for Performance Summary footnotes.

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FRANKLIN LIBERTY ULTRA SHORT BOND ETF

PERFORMANCE SUMMARY

Distributions (4/1/21–3/31/22)

Net Investment Income
$0.136180

Total Annual Operating Expenses7

0.15%

All investments involve risk, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. The Fund’s focus on the credit quality of its portfolio is intended to reduce credit risk and help to preserve the Fund’s capital. The Fund is not a money market fund and does not seek to maintain a stable net value of $1.00 per share. Interest rate movements, unanticipated changes in mortgage prepayment rates and other risk factors will affect the Fund’s share price and yield. Bond prices, and thus a Fund’s share price, generally move in opposite direction of interest rates. Therefore, as the price of bonds in the Fund adjust to rise in interest rates, the Fund’s share price may decline. By focusing its investments in financials related industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wide variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies and such industries. The Fund’s investment in foreign securities involve certain risks including currency fluctuations, and economic and political uncertainties. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities involves special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. Events such as the spread of deadly diseases, disasters, and financial, political or social disruptions, may heighten risks and adversely affect performance. The Fund’s prospectus also includes a description of the main investment risks.

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion.

ETFs trade like stocks, fluctuate in market value and may trade at prices above or below their net asset value. Brokerage commissions and ETF expenses will reduce returns.

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

2. Assumes reinvestment of distributions based on net asset value.

3. Assumes reinvestment of distributions based on market price.

4. Distribution rate is based on an annualization of the March dividend and the NAV per share on 3/31/22.

5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

6. Source: Morningstar. The ICE BofA U.S. 3-Month Treasury Bill Index tracks the performance of short-term U.S. government securities with a remaining term to final maturity of less than three months.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN LIBERTY ULTRA SHORT BOND ETF

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares; and (2) ongoing Fund costs, including management fees and other Fund expenses. All funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)

Beginning Account Value 10/1/21	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Ending Account Value 3/31/22	Expenses Paid During Period 10/1/21–3/31/22[1,2]	Net Annualized Expense Ratio[2]
$1,000.00	$989.50	$0.74	$1,024.18	$0.76	0.15%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Disruptive Commerce ETF

	Year Ended March 31,

	2022	2021		2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$49.21	$21.32		$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.19)	(0.21)		(0.01)

Net realized and unrealized gains (losses)	(17.73)	28.10		(3.67)

Total from investment operations	(17.92)	27.89		(3.68)

Net realized gains	(0.32)	—		—

Net asset value, end of year	$30.97	$49.21		$21.32

Total return[d]	(36.59)%	130.82%		(14.72)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.62%	0.87%		12.59%

Expenses net of waiver and payments by affiliates	0.50%	0.50%		0.50%

Net investment loss	(0.40)%	(0.44)%		(0.32)%

Supplemental data

Net assets, end of year (000’s)	$18,584	$41,827		$2,132

Portfolio turnover rate[f]	89.85% [g]	45.81%	[g]	0.94% [g]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	89.79%	45.81%	0.94%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Disruptive Commerce ETF

		Country	Shares	Value
	Common Stocks 97.6%
	Air Freight & Logistics 0.5%
	United Parcel Service Inc., B	United States	448	$96,078

	Commercial Services & Supplies 2.1%
a	Copart Inc.	United States	3,068	384,942

	Consumer Finance 0.4%
a	LendingClub Corp.	United States	2,719	42,906
a	Upstart Holdings Inc.	United States	338	36,872

				79,778

	Containers & Packaging 1.5%
	Packaging Corp. of America	United States	1,734	270,695

	Entertainment 4.2%
a	ROBLOX Corp., A	United States	5,877	271,752
a	Sea Ltd., ADR	Taiwan	4,230	506,712

				778,464

	Equity Real Estate Investment Trusts (REITs) 3.4%
	Prologis Inc.	United States	3,906	630,741

	Food & Staples Retailing 4.9%
	Costco Wholesale Corp.	United States	1,213	698,506
	Walmart Inc.	United States	1,427	212,509

				911,015

	Food Products 0.2%
a	Freshpet Inc.	United States	407	41,775

	Health Care Equipment & Supplies 0.3%
a	Figs Inc., A	United States	2,888	62,150

	Hotels, Restaurants & Leisure 6.8%
a	Airbnb Inc.	United States	3,871	664,883
a	Booking Holdings Inc.	United States	169	396,888
	Dominos Pizza Inc.	United States	238	96,868
a	Expedia Group Inc.	United States	516	100,966

				1,259,605

	Household Durables 1.9%
	Sony Group Corp., Sponsored ADR	Japan	1,002	102,915
a	The Lovesac Co.	United States	4,584	247,811

				350,726

	Interactive Media & Services 6.6%
a	Adevinta ASA	France	4,877	45,100
a	IAC/InterActiveCorp	United States	2,236	224,226
a	Match Group Inc.	United States	1,442	156,803
a,b	Trustpilot Group PLC, 144A	United Kingdom	14,135	27,153
a	ZoomInfo Technologies Inc., A	United States	12,842	767,181

				1,220,463

	Internet & Direct Marketing Retail 22.5%
a	Amazon.com Inc.	United States	667	2,174,387
a	Chewy Inc., A	United States	985	40,168
a,b	Delivery Hero SE, 144A	Germany	577	25,590
a	DoorDash Inc., A	United States	446	52,267
	eBay Inc.	United States	4,169	238,717
a	Etsy Inc.	United States	3,432	426,529
a	Fiverr International Ltd.	United States	458	34,840
a	Global-e Online Ltd.	Israel	2,244	75,802
a	Liquidity Services Inc.	United States	11,397	195,117

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Disruptive Commerce ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Internet & Direct Marketing Retail (continued)
a	MercadoLibre Inc.	Argentina	231	$274,770
a	Overstock.com Inc.	United States	397	17,470
a	Revolve Group Inc.	United States	5,581	299,644
	Shutterstock Inc.	United States	1,922	178,900
a,b	Zalando SE, 144A	Germany	795	40,689
	Zozo Inc.	Japan	3,976	107,610

				4,182,500

	IT Services 17.6%
a	Adyen NV, ADR	Netherlands	41,082	812,191
a	Dlocal Ltd.	Uruguay	5,486	171,492
	Jack Henry & Associates Inc.	United States	986	194,291
	Mastercard Inc., A	United States	1,597	570,736
a	Shift4 Payments Inc., A	United States	612	37,901
a	Shopify Inc., A	Canada	1,338	904,435
a	Square Inc., A	United States	443	60,071
a	Toast Inc., A	United States	2,285	49,653
a	Twilio Inc., A	United States	374	61,639
	Visa Inc., A	United States	1,848	409,831

				3,272,240

	Professional Services 0.7%
	TransUnion	United States	1,282	132,482

	Road & Rail 1.8%
	Old Dominion Freight Line Inc.	United States	429	128,134
a	XPO Logistics Inc.	United States	2,868	208,790

				336,924

	Software 10.6%
a	Avalara Inc.	United States	4,069	404,906
a	Bill.com Holdings Inc.	United States	1,487	337,237
a	Coupa Software Inc.	United States	305	30,997
a	Crowdstrike Holdings Inc., A	United States	845	191,883
a	Descartes Systems Group Inc.	Canada	3,212	235,311
a	Lightspeed Commerce Inc.	Canada	2,613	79,767
a	Manhattan Associates Inc.	United States	1,889	262,023
a	Sprout Social Inc., A	United States	2,530	202,704
a	Unity Software Inc.	United States	2,280	226,199

				1,971,027

	Specialty Retail 4.6%
a	Carvana Co.	United States	521	62,150
a	Petco Health & Wellness Co. Inc.	United States	9,462	185,171
	Tractor Supply Co.	United States	1,980	462,073
a	Warby Parker Inc., A	United States	4,456	150,657

				860,051

	Textiles, Apparel & Luxury Goods 1.5%
	NIKE Inc., B	United States	1,514	203,724
a	On Holding AG, A	Switzerland	2,838	71,631

				275,355

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Disruptive Commerce ETF (continued)

	Country	Shares	Value
Common Stocks (continued)
Trading Companies & Distributors 5.5%
Fastenal Co.	United States	8,895	$528,363
W.W. Grainger Inc.	United States	969	499,801

			1,028,164

Total Investments (Cost $20,302,379) 97.6%			18,145,175
Other Assets, less Liabilities 2.4%			438,604

Net Assets 100.0%			$18,583,779

See Abbreviations on page 240.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $93,432, representing 0.5% of net assets.

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Financial Highlights

Franklin Exponential Data ETF

	Year Ended March 31,

	2022	2021[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.34	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.05)	(—)[d]

Net realized and unrealized gains (losses)	(0.51)	(1.66)

Total from investment operations	(0.56)	(1.66)

Net asset value, end of year	$22.78	$23.34

Total return[e]	(2.40)%	(6.64)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.73%	5.95%

Expenses net of waiver and payments by affiliates	0.38%	0.25%

Net investment income (loss)	(0.20)%	(0.07)%

Supplemental data

Net assets, end of year (000’s)	$3,417	$2,334

Portfolio turnover rate[g]	49.72% [h]	23.20% [h]

aFor the period January 12, 2021 (commencement of operations) to March 31, 2021.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.01 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	49.72%	23.20%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Exponential Data ETF

		Country	Shares	Value
	Common Stocks 100.6%
	Capital Markets 5.9%
	FactSet Research Systems Inc.	United States	75	$32,561
	Moody’s Corp.	United States	100	33,741
	MSCI Inc.	United States	133	66,883
	S&P Global Inc.	United States	164	67,270

				200,455

	Communications Equipment 2.1%
a	Arista Networks Inc.	United States	516	71,714

	Electronic Equipment, Instruments & Components 1.9%
a	Keysight Technologies Inc.	United States	416	65,715

	Equity Real Estate Investment Trusts (REITs) 7.6%
	Crown Castle International Corp.	United States	490	90,454
	Equinix Inc.	United States	112	83,061
	SBA Communications Corp.	United States	247	84,993

				258,508

	Health Care Equipment & Supplies 1.2%
a	DexCom Inc.	United States	79	40,416

	Health Care Technology 0.2%
a	Certara Inc.	United States	391	8,399

	Interactive Media & Services 10.7%
a	Alphabet Inc., A	United States	84	233,634
a	ZoomInfo Technologies Inc., A	United States	2,195	131,129

				364,763

	IT Services 21.7%
	Accenture PLC, A	United States	106	35,746
a	Cloudflare Inc., A	United States	1,222	146,274
a	Gartner Inc.	United States	225	66,929
a	MongoDB Inc.	United States	381	169,008
a	Okta Inc.	United States	371	56,006
a	Perficient Inc.	United States	302	33,247
a	Snowflake Inc., A	United States	601	137,707
a	TaskUS Inc., A	Philippines	279	10,730
a	Thoughtworks Holding Inc.	United States	699	14,546
a	Twilio Inc., A	United States	426	70,209

				740,402

	Professional Services 1.1%
	TransUnion	United States	378	39,063

	Software 46.2%
a	Asana Inc., A	United States	944	37,732
a	Confluent Inc., A	United States	2,733	112,053
a	Crowdstrike Holdings Inc., A	United States	561	127,392
a	CS Disco Inc.	United States	268	9,104
a	Datadog Inc., A	United States	1,303	197,365
a	Digital Turbine Inc.	United States	220	9,638
a	Fair Isaac Corp.	United States	135	62,972
a	Fortinet Inc.	United States	451	154,125
a	Gitlab Inc., A	United States	1,161	63,216
a	HubSpot Inc.	United States	68	32,296
	Microsoft Corp.	United States	553	170,495
a	Monday.com Ltd.	United States	110	17,388
a	Palantir Technologies Inc., A	United States	1,053	14,458
a	Palo Alto Networks Inc.	United States	208	129,482
a	Qualtrics International Inc., A	United States	595	16,987

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SCHEDULE OF INVESTMENTS

Franklin Exponential Data ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Software (continued)
a	salesforce.com Inc.	United States	159	$33,759
a	SentinelOne Inc., A	United States	696	26,963
a	ServiceNow Inc.	United States	119	66,270
a	Sprinklr Inc., A	United States	412	4,903
a	Sprout Social Inc., A	United States	215	17,226
a	Tenable Holdings Inc.	United States	337	19,475
a	The Trade Desk Inc., A	United States	541	37,464
	Trend Micro Inc.	Japan	705	41,589
a	Varonis Systems Inc.	United States	648	30,806
a	Zscaler Inc.	United States	601	145,009

				1,578,167

	Wireless Telecommunication Services 2.0%
a	T-Mobile US Inc.	United States	529	67,897

	Total Investments before Short Term Investments (Cost $3,245,418)			3,435,499

	Short Term Investments (Cost $591) 0.0%†
	Money Market Funds 0.0%†
b,c	Institutional Fiduciary Trust Portfolio, 0.01%	United States	591	591

	Total Investments (Cost $3,246,009) 100.6%			3,436,090
	Other Assets, less Liabilities (0.6)%			(18,964)

	Net Assets 100.0%			$3,417,126

See Abbreviations on page 240.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bThe rate shown is the annualized seven-day effective yield at period end.

cSee Note 3(d) regarding investments in affiliated management investment companies.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Genomic Advancements ETF

	Year Ended March 31,

	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$43.26	$22.58	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.15)	(0.18)	(0.01)

Net realized and unrealized gains (losses)	(5.99)	20.92	(2.41)

Total from investment operations	(6.14)	20.74	(2.42)

Less distributions from:

Net investment income	(0.12)	(0.01)	—

Net realized gains	—	(0.05)	—

Total Distributions	(0.12)	(0.06)	—

Net asset value, end of year	$37.00	$43.26	$22.58

Total return[d]	(14.26)%	91.81%	(9.68)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.66%	1.84%	12.22%

Expenses net of waiver and payments by affiliates	0.50%	0.50%	0.50%

Net investment loss	(0.32)%	(0.45)%	(0.37)%

Supplemental data

Net assets, end of year (000’s)	$14,799	$15,140	$2,258

Portfolio turnover rate[f]	61.43% [g]	46.58% [g]	2.20% [g]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	59.54%	44.75%	2.20%

106	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Genomic Advancements ETF

		Country	Shares	Value
	Common Stocks 94.2%
	Biotechnology 16.7%
a	Avid Bioservices Inc.	United States	10,426	$212,378
a	Beam Therapeutics Inc.	United States	2,267	129,899
a	BioNTech SE, ADR	Germany	1,831	312,295
a	Dynavax Technologies Corp.	United States	6,659	72,184
a	Editas Medicine Inc.	United States	1,052	20,009
a	Intellia Therapeutics Inc.	United States	8,132	590,952
a	Krystal Biotech Inc.	United States	1,757	116,911
a	Ligand Pharmaceuticals Inc.	United States	780	87,742
a	Moderna Inc.	United States	1,270	218,770
a	Regeneron Pharmaceuticals Inc.	United States	644	449,782
a	Taysha Gene Therapies Inc.	United States	201	1,311
a	Veracyte Inc.	United States	915	25,227
a	Vertex Pharmaceuticals Inc.	United States	894	233,307

				2,470,767

	Chemicals 1.6%
	Corteva Inc.	United States	2,087	119,961
	FMC Corp.	United States	898	118,150

				238,111

	Equity Real Estate Investment Trusts (REITs) 2.5%
	Alexandria Real Estate Equities Inc.	United States	1,830	368,287

	Health Care Equipment & Supplies 0.5%
a	CryoPort Inc.	United States	1,921	67,062

	Health Care Providers & Services 1.2%
a	Fulgent Genetics Inc.	United States	1,145	71,459
a	Laboratory Corp. of America Holdings	United States	275	72,507
	UnitedHealth Group Inc.	United States	72	36,718

				180,684

	Health Care Technology 0.7%
a	Doximity Inc., A	United States	651	33,910
a	Veeva Systems Inc.	United States	326	69,262

				103,172

	Life Sciences Tools & Services 55.6%
	Agilent Technologies Inc.	United States	3,936	520,851
a	Avantor Inc.	United States	14,312	484,032
a	Bio-Rad Laboratories Inc., A	United States	832	468,607
	Bio-Techne Corp.	United States	417	180,578
	Bruker Corp.	United States	8,241	529,896
a	Charles River Laboratories International Inc.	United States	1,503	426,807
a	Codex DNA Inc.	United States	6,801	36,521
	Danaher Corp.	United States	2,082	610,713
a	Evotec SE	Germany	6,041	184,170
a	ICON PLC	Ireland	1,531	372,370
a	Illumina Inc.	United States	747	261,002
a	IQVIA Holdings Inc.	United States	1,620	374,560
	Lonza Group AG	Switzerland	668	487,943
a	Maravai LifeSciences Holdings Inc., A	United States	1,045	36,857
a	Medpace Holdings Inc.	United States	2,763	451,999
a	NanoString Technologies Inc.	United States	132	4,587
a	Olink Holding AB, ADR	Sweden	640	11,303
a	Oxford Nanopore Technologies PLC	United Kingdom	11,687	61,243
	PerkinElmer Inc.	United States	1,602	279,485
a	QIAGEN NV	Netherlands	3,942	193,158
a	Repligen Corp.	United States	4,488	844,148

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SCHEDULE OF INVESTMENTS

Franklin Genomic Advancements ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
a,b	Samsung Biologics Co. Ltd., 144A	South Korea	699	$476,938
	Thermo Fisher Scientific Inc.	United States	1,586	936,771

				8,234,539

	Pharmaceuticals 12.5%
	AstraZeneca PLC, ADR	United Kingdom	8,910	591,089
	Bristol-Myers Squibb Co.	United States	5,514	402,688
a	Catalent Inc.	United States	5,290	586,661
	Eli Lilly & Co.	United States	142	40,665
	GlaxoSmithKline PLC, ADR	United Kingdom	5,256	228,951

				1,850,054

	Semiconductors & Semiconductor Equipment 2.9%
	Brooks Automation Inc.	United States	1,976	163,771
	NVIDIA Corp.	United States	984	268,494

				432,265

	Preferred Stocks 2.6%
	Health Care Equipment & Supplies 2.6%
c	Sartorius AG, 0.314%, pfd.	Germany	870	388,848

	Rights 0.1%
	Life Sciences Tools & Services 0.1%
a	Samsung Biologics Co. Ltd., rts.	South Korea	52	8,066

	Total Investments (Cost $17,138,284) 96.9%			14,341,855
	Other Assets, less Liabilities 3.1%			456,822

	Net Assets 100.0%			$14,798,677

See Abbreviations on page 240.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $476,938, representing 3.2% of net assets.

cVariable rate security. The rate shown represents the yield at period end.

108	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Intelligent Machines ETF

	Year Ended March 31,

	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$43.24	$20.67	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	(0.10)	(0.06)	—

Net realized and unrealized gains (losses)	3.25	22.63	(4.33)

Total from investment operations	3.15	22.57	(4.33)

Less distributions from:

Net investment income	—	(0.00)[d]	—

Net realized gains	(0.09)	—	—

Total distributions	(0.09)	—	—

Net asset value, end of year	$46.30	$43.24	$20.67

Total return[e]	7.27%	109.21%	(17.32)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.77%	2.19%	12.91%

Expenses net of waiver and payments by affiliates	0.50%	0.50%	0.50%

Net investment income (loss)	(0.21)%	(0.17)%	0.20%

Supplemental data

Net assets, end of year (000’s)	$11,574	$10,809	$2,067

Portfolio turnover rate[g]	35.98% [h]	75.25% [h]	—% [h]

aFor the period February 25, 2020 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dAmount rounds to less than $0.001 per share.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	35.98%	75.25%

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	109

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Intelligent Machines ETF

		Country	Shares	Value
	Common Stocks 97.5%
	Aerospace & Defense 2.6%
a	Axon Enterprise Inc.	United States	2,181	$300,389

	Auto Components 0.5%
a	Aptiv PLC	United States	517	61,890

	Automobiles 9.1%
a	Lucid Group Inc.	United States	1,113	28,270
a	Tesla Inc.	United States	947	1,020,487

				1,048,757

	Construction & Engineering 0.7%
	Quanta Services Inc.	United States	408	53,697
	Valmont Industries Inc.	United States	125	29,825

				83,522

	Electrical Equipment 1.6%
	Eaton Corp. PLC	United States	401	60,856
	Rockwell Automation Inc.	United States	402	112,572
a	Sunrun Inc.	United States	282	8,564

				181,992

	Electronic Equipment, Instruments & Components 9.7%
	Amphenol Corp., A	United States	3,312	249,559
	Cognex Corp.	United States	300	23,145
	Keyence Corp.	Japan	440	207,539
a	Keysight Technologies Inc.	United States	738	116,582
	Samsung SDI Co. Ltd.	South Korea	419	206,034
	TE Connectivity Ltd.	United States	418	54,750
a	Zebra Technologies Corp., A	United States	640	264,768

				1,122,377

	Health Care Equipment & Supplies 13.3%
a	Align Technology Inc.	United States	119	51,884
a	DexCom Inc.	United States	667	341,237
a	IDEXX Laboratories Inc.	United States	390	213,354
a	Insulet Corp.	United States	574	152,908
a	Intuitive Surgical Inc.	United States	2,184	658,869
	ResMed Inc.	United States	232	56,262
	Stryker Corp.	United States	228	60,956

				1,535,470

	Health Care Technology 1.4%
a	Inspire Medical Systems Inc.	United States	618	158,634

	Household Durables 0.4%
	Panasonic Corp.	Japan	5,246	51,369

	Industrial Conglomerates 1.9%
	Honeywell International Inc.	United States	276	53,704
	Roper Technologies Inc.	United States	250	118,057
	Siemens AG	Germany	376	52,571

				224,332

	IT Services 1.0%
a	Endava PLC, ADR	United Kingdom	416	55,341
a	Globant SA	United States	218	57,131

				112,472

	Semiconductors & Semiconductor Equipment 32.5%
a	Advanced Micro Devices Inc.	United States	1,064	116,338

110	Annual Report	franklintempleton.com

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SCHEDULE OF INVESTMENTS

Franklin Intelligent Machines ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
	Analog Devices Inc.	United States	724	$119,590
	Applied Materials Inc.	United States	1,876	247,257
	ASM International NV	Netherlands	317	117,135
	ASML Holding NV	Netherlands	657	438,830
	Brooks Automation Inc.	United States	1,181	97,881
a	Enphase Energy Inc.	United States	815	164,451
	Entegris Inc.	United States	1,972	258,845
	Infineon Technologies AG	Germany	2,910	100,324
	KLA Corp.	United States	440	161,066
	Lam Research Corp.	United States	216	116,124
	Marvell Technology Inc.	United States	1,520	108,999
	Microchip Technology Inc.	United States	763	57,332
	NVIDIA Corp.	United States	2,938	801,663
	NXP Semiconductors NV	China	285	52,748
a	SiTime Corp.	United States	580	143,735
a	SolarEdge Technologies Inc.	United States	232	74,790
	Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR	Taiwan	3,299	343,954
	Teradyne Inc.	United States	1,102	130,289
	Texas Instruments Inc.	United States	619	113,574

				3,764,925

	Software 16.4%
a	Altair Engineering Inc.	United States	1,688	108,707
a	ANSYS Inc.	United States	352	111,813
a	Asana Inc., A	United States	1,164	46,525
a	Atlassian Corp. PLC	United States	462	135,750
a	Autodesk Inc.	United States	297	63,662
	Bentley Systems Inc., B	United States	293	12,945
a	Cadence Design Systems Inc.	United States	1,600	263,136
	Constellation Software Inc.	Canada	70	119,763
	Dassault Systemes SE	France	4,671	232,392
a	PTC Inc.	United States	506	54,506
a	Synopsys Inc.	United States	1,229	409,589
a	The Descartes Systems Group Inc.	Canada	4,604	337,380

				1,896,168

	Technology Hardware, Storage & Peripherals 6.4%
	Apple Inc.	United States	4,258	743,489

	Total Investments (Cost $9,187,863) 97.5%			11,285,786
	Other Assets, less Liabilities 2.5%			288,030

	Net Assets 100.0%			$11,573,816

See Abbreviations on page 240.

aNon-income producing.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	111

FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Dynamic Municipal Bond ETFa

	Year Ended March 31,

	2022	2021		2020	2019	2018[b]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.32	$24.72		$24.97	$24.40	$25.00

Income from investment operations[c]:

Net investment income[d]	0.61	0.59		0.58	0.63	0.22

Net realized and unrealized gains (losses)	(1.56)	1.59		(0.17)	0.57	(0.60)

Total from investment operations	(0.95)	2.18		0.41	1.20	(0.38)

Less distributions from net investment income	(0.56)	(0.58)		(0.66)	(0.63)	(0.22)

Net asset value, end of year	$24.81	$26.32		$24.72	$24.97	$24.40

Total return[e]	(3.70)%	8.84%		1.61%	4.99%	(1.53)%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	0.75%	1.01%		1.46%	2.15%	1.71%

Expenses net of waiver and payments by affiliates	0.30%	0.30%		0.30%	0.30%	0.30%

Net investment income	2.32%	2.29%		2.29%	2.57%	1.55%

Supplemental data

Net assets, end of year (000’s)	$76,908	$42,112		$12,362	$7,490	$7,319

Portfolio turnover rate[g]	27.62% [h]	14.05%	[h]	35.28% [h]	35.63%	17.49%

aEffective January 31, 2022, Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF was renamed Franklin Dynamic Municipal Bond ETF.

bFor the period August 31, 2017 (commencement of operations) to March 31, 2018.

cThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

dBased on average daily shares outstanding.

eTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

fRatios are annualized for periods less than one year.

gPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[h]Portfolio turnover rate excluding cash creations was as follows:	27.62%	14.05%	35.28%

112	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Dynamic Municipal Bond ETF

	Principal Amount*	Value

Municipal Bonds 96.4%
Alabama 2.4%
Black Belt Energy Gas District, Refunding, VRDN, 4.00%, 6/01/51	1,000,000	$1,085,066
County of Mobile, Gomesa Projects, 4.00%, 11/01/45	100,000	91,149
Homewood Educational Building Authority, Samford University, Refunding, Series 2019A, 4.00%, 12/01/33	100,000	107,001
Southeast Energy Authority, Cooperative District, Series 2021A, VRDN, 4.00%, 11/01/51	500,000	526,891

		1,810,107

Alaska 0.3%
Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Refunding, 4.00%, 4/01/32	100,000	107,755
Borough of Matanuska-Susitna, State of Alaska Department of Administration, Refunding, 4.00%, 9/01/30	150,000	156,245

		264,000

Arizona 1.4%
Arizona Health Facilities Authority, Banner Health Obligated Group, Series 2015C, Daily, VRDN, 0.34%, 1/01/46	100,000	100,000
City of Phoenix Civic Improvement Corp., Wastewater Revenue, Series 2018A, 5.00%, 7/01/25	100,000	109,281
Glendale Industrial Development Authority, 4.00%, 5/15/31	160,000	166,209
Industrial Development Authority of the City of Phoenix, Downtown Phoenix Student Housing II LLC, 5.00%, 7/01/31	100,000	111,960
La Paz County Industrial Development Authority,
5.00%, 2/15/28	100,000	107,213
5.00%, 2/15/31	100,000	112,197
Maricopa County Union High School District No 210-Phoenix, Series 2020C, 5.00%, 7/01/31	170,000	200,506
Tempe Industrial Development Authority, Tempe Life Care Village Obligated Group, Refunding, 4.00%, 12/01/31	200,000	205,647

		1,113,013

Arkansas 0.3%
Arkansas Development Finance Authority, Baptist Health Obligated Group, 4.00%, 12/01/34	100,000	107,022
Baptist Memorial Health Care Obligated Group, Refunding, 5.00%, 9/01/32	100,000	115,300

		222,322

California 13.5%
California Municipal Finance Authority, Biola University, Inc., Refunding, 5.00%, 10/01/29	100,000	111,368
Series 2020B, 4.00%, 9/01/30	50,000	52,316
AMT, Sereis 2018A, 3.50%, 12/31/35	100,000	99,643
Series 2021A, 4.00%, 9/01/30	205,000	213,426
Caritas Corp., Refunding, Series 2021B, 3.00%, 8/15/31	200,000	181,594
Series 2021C, 4.00%, 9/01/31	295,000	301,986
Republic Services, Inc., AMT, VRDN, .375%, 7/01/51	2,000,000	1,994,578
California Pollution Control Financing Authority,
[a] CalPlant I LLC, AMT, 7.50%, 7/01/32	250,000	150,000
Rialto Bioenergy Facility LLC, AMT, 6.75%, 12/01/28	110,000	89,071
California School Finance Authority, Summit Public Schools Obligated Group, 5.00%, 6/01/27	100,000	109,960
Classical Academy Obligated Group, Series 2020A, 3.00%, 10/01/30	215,000	212,824
California Statewide Communities Development Authority, California Baptist University, Refunding, Series 2017A, 3.00%, 11/01/22	50,000	50,278
Community Facilities District No 2015-01, 5.00%, 9/01/27	75,000	79,981
Community Facilities District No 2018, 4.00%, 9/01/30	150,000	156,277
Community Facilities District No 2016-02, 4.00%, 9/01/30	130,000	134,958
Community Facilities District No 2015, 4.00%, 9/01/29	110,000	115,831
Special Assessment, Series 2020B, 4.00%, 9/02/30	125,000	129,904
4.00%, 9/01/31	200,000	206,181

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
California (continued)
Special Assessment, Series 2021A, 4.00%, 9/02/31	150,000	$152,953
Special Assessment, 4.00%, 9/02/28	250,000	257,469
Special Assessment, 4.00%, 9/02/31	100,000	101,297
Southern California Edison Co, Refunding, 1.75%, 9/01/29	600,000	543,737
Chino Community Facilities District, 4.00%, 9/01/30	150,000	157,508
Chula Vista Community Facilities District, 4.00%, 9/01/31	100,000	104,433
City of Calimesa, Community Facilities District No 2018-1, 4.00%, 9/01/33	150,000	156,574
City of Fontana, Community Facilities District No 85, 4.00%, 9/01/30	150,000	157,733
City of Gardena, 2.066%, 4/01/26	1,000,000	967,130
City of Ontario, Community Facilities District No 45, 4.00%, 9/01/31	150,000	157,209
City of Palm Desert, Community Facilities District No 2021-1, Refunding, 3.00%, 9/01/31	100,000	93,649
City of Rancho Cordova, Community Facilities District No 2014-1, 4.00%, 9/01/28	215,000	224,821
City of Sacramento, Greenbriar Community Facilities District No 2018-03, 4.00%, 9/01/31	200,000	207,974
Corona-Norco Unified School District, Corona-Norco Unified School District Community Facilities District No 17-1, 4.00%, 9/01/34	105,000	109,465
County of Orange, Village of Esencia, No 2017-1, Series 2018A, 5.00%, 8/15/28	100,000	113,156
CSCDA Community Improvement Authority, 2.875%, 8/01/41	250,000	227,898
Elsinore Valley Municipal Water District, Community Facilities District No 2020, Series 2021A, 4.00%, 9/01/27	100,000	100,791
Irvine Unified School District, Series 2020A, 5.00%, 9/01/32	250,000	291,287
Jurupa Community Services District, 4.00%, 9/01/28	145,000	152,310
Marina Redevelopment Agency Successor Agency, Series 2020A, 4.00%, 9/01/32	135,000	140,232
Perris Joint Powers Authority, Refunding, Series 2017B, 5.00%, 9/01/25	100,000	108,280
Poway Unified School District, 5.00%, 9/01/32	250,000	294,570
River Islands Public Financing Authority, Series 2021A-2, 4.00%, 9/01/30	200,000	205,177
Riverside Unified School District, 4.00%, 9/01/30	245,000	257,447
Romoland School District, Series 2020A, 4.00%, 9/01/33	140,000	145,512
Sacramento Municipal Utility District, Electric System Revenue, 5.00%, 8/15/30	250,000	302,976
Sierra View Local Health Care District, Tulare County, Refunding, 5.00%, 7/01/30	100,000	117,739
Three Rivers Levee Improvement Authority, Refunding, 4.00%, 9/01/31	100,000	104,717

		10,344,220

Colorado 2.2%
Colorado Educational & Cultural Facilities Authority, Golden View Classical Academy, Refunding, 4.00%, 1/01/32	200,000	213,425
Colorado Health Facilities Authority,
Christian Living Neighborhoods Obligated Group, Refunding, 4.00%, 1/01/29	100,000	102,854
Boulder Community Health Obligated Group, Refunding, 5.00%, 10/01/32	150,000	176,331
Series 2019A-1, 5.00%, 8/01/33	160,000	182,312
Grand County School District No 2 East Grand, 5.00%, 12/01/31	350,000	427,858
Regional Transportation District,
Refunding, 5.00%, 1/15/32	250,000	285,070
Sales Tax Revenue, Refunding, Series 2013A, 5.00%, 11/01/27	100,000	115,184
Southglenn Metropolitan District, Refunding, 5.00%, 12/01/30	100,000	102,257
Southlands Metropolitan District No 1, Refunding, Series 2017A-1, 3.50%, 12/01/27	100,000	100,232

		1,705,523

Connecticut 2.2%
Connecticut Housing Finance Authority, Refunding, Series 2016A-1, 2.875%, 11/15/30	150,000	150,008
Connecticut State Health & Educational Facilities Authority,
Series 2020A, 5.00%, 1/01/30	150,000	161,554
Series 2017I-1, 5.00%, 7/01/29	135,000	151,611
State of Connecticut, Social Bond, Sereis 2021B, 3.00%, 6/01/32	1,000,000	1,006,638
Steel Point Infrastructure Improvement District, Steelpointe Harbor Project, 4.00%, 4/01/31	200,000	199,401

		1,669,212

Delaware 0.1%
County of Kent, CHF-Dover LLC, 5.00%, 7/01/29	100,000	107,844

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Florida 15.6%
Artisan Lakes East Community Development District, Special Assessment, Series 2021-2, 2.30%, 5/01/26	195,000	$184,880
Astonia Community Development District, Assessment Area One Project, Special Assessment, 3.375%, 5/01/30	145,000	142,081
Avalon Groves Community Development District, Assessment Area 3, Special Assessment, 2.375%, 5/01/26	150,000	145,010
Avalon Park West Community Development District, Special Assessment, Refunding, 3.25%, 5/01/30	100,000	95,785
Avenir Community Development District, Assessment Area 2, Special Assessment, Series 2021A, 2.75%, 5/01/31	90,000	84,245
Babcock Ranch Community Independent Special District,
Assessment Area 2C, Special Assessment, 3.00%, 5/01/30	50,000	48,597
Assessment Area 3B, Special Assessment, 3.00%, 5/01/30	145,000	139,642
Bannon Lakes Community Development District, Special Assessment, 3.00%, 5/01/31	200,000	189,062
Belmond Reserve Community Development District, Special Assessment, Series 2020, 3.25%, 5/01/30	100,000	96,956
Berry Bay Community Development District, Assessment Area 1, Special Assessment, 3.125%, 5/01/31	100,000	94,673
Capital Projects Finance Authority, University Project, Series 2020A-1, 5.00%, 10/01/32	105,000	117,630
Capital Trust Agency, Inc.,
Liza Jackson Preparatory School, Inc., 4.00%, 8/01/30	100,000	103,636
Lutz Preparatory School, Inc., Refunding, 4.00%, 6/01/31	200,000	208,579
Educational Growth Fund LLC, 3.375%, 7/01/31	100,000	96,407
WFCS Holdings II LLC, Series 2021A, 3.30%, 1/01/31	150,000	133,685
3.00%, 7/01/31	125,000	116,613
Celebration Community Development District, Assessment Area One Project, Special Assessment, 2.25%, 5/01/26	105,000	99,484
CFM Community Development District, Special Assessment, 2.40%, 5/01/26	100,000	96,468
Coral Keys Homes Community Development District, Special Assessment, 3.125%, 5/01/30	165,000	158,844
Cordoba Ranch Community Development District, Special Assessment, Refunding, 3.00%, 5/01/31	100,000	93,044
Cordova Palms Community Development District, Special Assessment, 2.80%, 5/01/31	100,000	92,165
County of Osceola, Refunding, Series 2020A-2, zero cpn., 10/01/32	150,000	103,084
Crestview II Community Development District, Special Assessment, Refunding, 4.00%, 5/01/31	126,000	131,258
Cypress Bluff Community Development District, Special Assessment, Series 2020A, 3.125%, 5/01/30	60,000	57,530
DW Bayview Community Development District, Special Assessment, 3.00%, 5/01/32	100,000	92,083
East Bonita Beach Road Community Development District, Special Assessment, 3.00%, 5/01/32	100,000	91,261
East Nassau Stewardship District, Special Assessment, 2.40%, 5/01/26	100,000	96,630
Edgewater East Community Development District, Special Assessment, 3.10%, 5/01/31	100,000	95,857
Enbrook Community Development District, Special Assessment, 3.00%, 5/01/30	100,000	96,166
Entrada Community Development District, Special Assessment, 2.125%, 5/01/26	100,000	96,796
Epperson North Community Development District, Assessment Area 2, Special Assessment, 3.00%, 5/01/31	95,000	87,543
Florida Development Finance Corp, Brightline Trains Florida LLC, AMT, 6.75%, 12/01/56	250,000	242,738
Florida Development Finance Corp.,
Brightline Trains Florida LLC, AMT, VRDN, 6.375%, 1/01/49	175,000	175,435
Glenridge on Palmer Ranch Obligated Group, Refunding, 5.00%, 6/01/31	100,000	108,561
4.00%, 6/01/31	100,000	104,124
Shands Jacksonville Medical Center Obligated Group, Refunding, 5.00%, 2/01/38	1,000,000	1,126,978
Forest Lake Community Development District, Assessment Area 1 Project, Special Assessment, 3.25%, 5/01/30	145,000	141,532
Grand Oaks Community Development District, Special Assessment, 4.00%, 5/01/30	150,000	151,546
Hammock Reserve Community Development District, Assessment Area One Project, Special Assessment, 3.25%, 5/01/30	100,000	96,495
Herons Glen Recreation District, Special Assessment, Refunding, 3.00%, 5/01/32	100,000	100,682

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Franklin Dynamic Municipal Bond ETF (continued)

		Principal Amount*	Value
	Municipal Bonds (continued)
	Florida (continued)
	Hills of Minneola Community Development District,
	South Parcel Assessment Area, Special Assessment, 3.50%, 5/01/31	100,000	$97,447
	South Parcel Assessment Area, Special Assessment, 2.375%, 5/01/26	75,000	71,127
	Holly Hill Road East Community Development District, Assessment Area 3 Project, Special Assessment, 4.00%, 11/01/25	85,000	85,960
	Indigo Community Development District, 2021 Assessment Area, Phase A1, Special Assessment, 2.70%, 5/01/31	100,000	92,276
	Kindred Community Development District II,
	Special Assessment, 3.00%, 5/01/30	155,000	150,331
	Special Assessment, 2.20%, 5/01/26	70,000	67,683
	Kingman Gate Community Development District,
	Special Assessment, 3.125%, 6/15/30	110,000	108,206
	Special Assessment, 2.50%, 6/15/26	100,000	97,615
	Lakes of Sarasota Community Development District,
	Special Assessment, Series 2021A-1, 3.40%, 5/01/31	135,000	126,076
	Special Assessment, Series 2021B-1, 3.00%, 5/01/26	115,000	110,577
	Lakewood Ranch Stewardship District,
	Special Assessment, 3.125%, 5/01/30	60,000	58,194
	Special Assessment, 3.20%, 5/01/30	175,000	170,645
	Northeast Sector Project, Special Assessment, Refunding, 3.20%, 5/01/30	100,000	97,285
	Star Farms at Lakewood Ranch Proj-Phase 1/2, Special Assessment, 2.70%, 5/01/31	100,000	92,558
	Laurel Road Community Development District, Special Assessment, Series 2021A-1, 2.60%, 5/01/26	100,000	96,019
	Magnolia Park Community Development District, Special Assessment, Refunding, 4.00%, 5/01/31	47,000	48,958
	Meadow View at Twin Creeks Community Development District, Phase 4, Special Assessment, 3.00%, 5/01/31	75,000	68,496
	Miami Health Facilities Authority, Miami Jewish Health Systems Obligated Group, Refunding, 5.00%, 7/01/28	150,000	146,611
	Mirada Community Development District, Assessment Area Four, Special Assessment, 3.25%, 5/01/32	200,000	186,867
	Mirada II Community Development District, Special Assessment, 3.125%, 5/01/31	100,000	94,232
	North AR-1 Pasco Community Development District, Assessment Area Two, Special Assessment, Series 2021A, 3.25%, 5/01/31	100,000	91,942
	Old Hickory Community Development District, Special Assessment, 3.00%, 6/15/30	100,000	96,322
b	Orange County Health Facilities Authority, Presbyterian Retirement Communities Inc Obligated Group, Refunding , Series 2023A, 5.00%, 8/01/32	500,000	544,301
	Parkview at Long Lake Ranch Community Development District, Special Assessment, 3.125%, 5/01/30	100,000	96,661
	Parrish Plantation Community Development District, Special Assessment, 3.125%, 5/01/31	100,000	94,379
	Pine Ridge Plantation Community Development District, Subordinate Lien, Special Assessment, Refunding, Series 2020A-2, 3.30%, 5/01/30	150,000	145,434
	Preserve at South Branch Community Development District, Special Assessment, Series 2021, 3.00%, 5/01/31	100,000	94,422
	Reunion East Community Development District, Special Assessment, 2.85%, 5/01/31	100,000	91,511
	River Hall Community Development District,
	Assessment Area 3, Special Assessment, Series 2020A, 3.25%, 5/01/31	100,000	95,601
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/22	65,000	65,036
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/23	35,000	35,188
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/24	30,000	30,168
	Special Assessment, Refunding, Series 2021A-2, 3.00%, 5/01/25	40,000	40,034
	Rivers Edge II Community Development District, Special Assessment, 3.00%, 5/01/31	100,000	91,570
	Rivers Edge III Community Development District, Special Assessment, 2.40%, 5/01/26	100,000	96,630
	Saddle Creek Preserve of Polk County Community Development District, Special Assessment, 3.00%, 6/15/30	80,000	77,058
	Sanctuary Cove Community Development District, Special Assessment, 2.125%, 5/01/26	135,000	126,973

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Florida (continued)
Sandmine Road Community Development District,
Assessment Area One, Special Assessment, 3.125%, 5/01/30	100,000	$96,934
Assessment Area Two, Special Assessment, 2.30%, 11/01/26	50,000	47,362
Sandridge Community Development District, Special Assessment, Series 2021A1, 2.875%, 5/01/26	140,000	136,645
Sarasota National Community Development District, Special Assessment, Refunding, 3.50%, 5/01/31	100,000	100,370
Sawyers Landing Community Development District, Special Assessment, 3.75%, 5/01/31	150,000	148,743
Shingle Creek at Bronson Community Development District, Special Assessment, 3.10%, 6/15/31	100,000	94,205
Six Mile Creek Community Development District, Assessment Area 2, Phase 3, Special Assessment, 3.10%, 5/01/31	75,000	68,327
Stillwater Community Development District, 2021 Project, Special Assessment, 3.00%, 6/15/31	100,000	94,732
Summer Woods Community Development District, Assessment Area Three Project, Special Assessment, 3.15%, 5/01/31	75,000	68,865
Tamarindo Community Development District, Special Assessment, 3.00%, 5/01/31	100,000	92,176
Timber Creek Southwest Community Development District, Special Assessment, Series 2020, 3.00%, 6/15/30	150,000	143,642
Tohoqua Community Development District,
Special Assessment, 2.875%, 5/01/31	100,000	93,209
Special Assessment, 2.50%, 5/01/26	140,000	135,969
Tradition Community Development District No 9, Special Assessment, 2.70%, 5/01/31	100,000	92,569
Trevesta Community Development District, Special Assessment, 3.25%, 5/01/30	100,000	96,407
V-Dana Community Development District,
Assessment Area One, Special Assessment, 3.50%, 5/01/31	150,000	147,223
Assessment Area One-2021 Project, Special Assessment, Series 2021P, 3.125%, 5/01/31	100,000	94,717
Veranda Community Development District II, Special Assessment, Refunding, 3.10%, 5/01/31	100,000	94,741
Viera Stewardship District, Village 2, Special Assessment, Series 2021, 2.80%, 5/01/31	130,000	119,909
Village Community Development District No 13, Limited Offering, Special Assessment, 3.00%, 5/01/29	100,000	99,018
West Villages Improvement District, Unit of Development No 7, Special Assessment, 3.125%, 5/01/31	100,000	95,339
Windward Community Development District, Special Assessment, Series 2020A-1, 3.65%, 5/01/30	100,000	98,397

		11,973,677

Georgia 5.0%
Athens-Clarke County Unified Government Development Authority, University of Georgia Athletic Association, Inc., Series 2005B, Daily, VRDN, 0.37%, 7/01/35	100,000	100,000
Development Authority of Rockdale County, AHPC Terraces at Fieldstone LLC, Series 2021B-S, 4.50%, 12/01/36	100,000	87,905
George L Smith II Congress Center Authority, Signia Hotel Management LLC, 3.625%, 1/01/31	350,000	335,672
Main Street Natural Gas, Inc.,
Series 2021C, VRDN, 4.00%, 5/01/52	500,000	527,867
Series 2022A, VRDN, 4.00%, 9/01/52	1,000,000	1,061,772
Series 2019A, 5.00%, 5/15/29	100,000	110,803
Gas Supply Revenue, Sereis 2022C, VRDN, 4.00%, 8/01/52	1,500,000	1,539,368
Municipal Electric Authority of Georgia, Refunding, Series 2019A, 5.00%, 1/01/33	100,000	114,271

		3,877,658

Guam 0.2%
Guam Government Waterworks Authority, Refunding, 5.00%, 7/01/30	125,000	138,219

Illinois 5.0%
Chicago Park District, Refunding, Series 2020F-2, 5.00%, 1/01/31	100,000	115,526
City of Berwyn, Refunding, Series 2022B, 4.00%, 12/01/41	1,000,000	1,079,616
City of Chicago, zero cpn., 1/01/31	525,000	389,700

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Illinois (continued)
Illinois Finance Authority,
[a] 2018 Blue Island LLC, 4.25%, 12/01/28	100,000	$200
Lifespace Communities, Inc. Obligated Group, Refunding, Series 2015A, 5.00%, 5/15/24	245,000	256,908
Refunding, 4.00%, 10/01/31	180,000	182,559
Metropolitan Pier & Exposition Authority,
McCormick Project, Refunding, zero cpn., 6/15/28	100,000	80,878
McCormick Project, zero cpn., 12/15/32	85,000	56,820
Railsplitter Tobacco Settlement Authority, 5.00%, 6/01/27	100,000	109,250
Southwestern Illinois Development Authority, Madison County Community Unit School District No 7 Edwardsville, Refunding, zero cpn., 12/01/24	245,000	227,804
State of Illinois,
Series 2017C, 5.00%, 11/01/29	200,000	220,282
Series 2020B, 5.00%, 10/01/31	150,000	169,101
Refunding, Series 2016B, 5.00%, 10/01/31	100,000	110,229
5.50%, 5/01/30	175,000	203,488
Series 2021B, 3.00%, 12/01/41	500,000	424,495
Upper Illinois River Valley Development Authority, Refunding, 3.50%, 12/01/32	125,000	115,747
Village of Villa Park, Garden Station Redevelopment Area, zero cpn, 12/31/38	100,000	76,612

		3,819,215

Indiana 0.6%
City of Goshen, Green Oaks of Goshen LLC, 4.75%, 8/01/24	130,000	125,621
City of Jeffersonville, Vivera Senior Living of Columbus LLC, Series 2020A, 4.75%, 11/01/30	100,000	94,857
Indiana Finance Authority, Ohio Valley Electric Corp., Series 2012C, 3.00%, 11/01/30	150,000	140,545
Indiana Housing & Community Development Authority, Vita of Marion LLC, Series 2021A, 5.00%, 4/01/31	100,000	95,703

		456,726

Kansas 0.2%
City of Manhattan, Meadowlark Hills Retirement Community Obligated Group, Refunding, Series 2021A, 4.00%, 6/01/28	170,000	175,141

Kentucky 2.9%
City of Berea, Berea College, Series 2003B, Daily, VRDN, 0.38%, 6/01/29	300,000	300,000
County of Owen, Refunding, VRDN, 2.45%, 6/01/39	100,000	99,692
Kentucky Public Energy Authority, Kentucky Public Energy Authority, Series 2022A2, Daily, VRDN, 1.381%, 8/01/52	625,000	617,232
Louisville/Jefferson County Metropolitan Sewer District, Green Bond, Refunding, Series 2022A, 4.00%, 5/15/34	1,000,000	1,128,646
Louisville/Jefferson County Metropolitan Government, Refunding, 4.00%, 5/01/29	100,000	101,504

		2,247,074

Louisiana 0.7%
Louisiana Local Government Environmental Facilities & Community Development Authority,
3.90%, 11/01/44	190,000	171,686
5.00%, 7/01/29	100,000	99,992
Patriot Services Group Obligated Group, 5.25%, 10/01/32	145,000	136,551
Port New Orleans Board of Commissioners, AMT, Series 2020E, 5.00%, 4/01/34	100,000	114,067

		522,296

Maryland 0.8%
City of Baltimore, Refunding, 3.25%, 6/01/31	100,000	96,604
County of Frederick, Oakdale-Lake Linganore Development District, 3.25%, 7/01/29	140,000	138,772
Maryland Economic Development Corp., Ports America Chesapeake LLC, Refunding, Series 2017A, 5.00%, 6/01/27	100,000	112,252

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Maryland (continued)
Maryland Health & Higher Educational Facilities Authority,
Adventist Healthcare Obligated Group, Refunding, 4.00%, 1/01/30	145,000	$154,335
Refunding, 5.00%, 6/01/30	100,000	112,977

		614,940

Massachusetts 0.4%
Massachusetts Development Finance Agency,
Foxborough Regional Charter School, Refunding, 5.00%, 7/01/27	100,000	105,552
Wellforce Obligated Group, Refunding, Series 2020C, 5.00%, 10/01/30	200,000	237,592

		343,144

Michigan 0.9%
Grand Rapids Economic Development Corp., Refunding, 4.00%, 11/01/27	100,000	104,053
Kalamazoo Economic Development Corp., Refunding, 5.00%, 8/15/31	115,000	120,693
Michigan Finance Authority,
Lawrence Technological University Obligated Group, Refunding, 4.00%, 2/01/27	190,000	197,133
Lawrence Technological University Obligated Group, Refunding, 4.00%, 2/01/32	285,000	296,593

		718,472

Minnesota 0.9%
City of Eagan, Series 2018A, 4.00%, 2/01/26	100,000	107,416
County of Mille Lacs, Series 2018A, 3.00%, 2/01/24	135,000	137,406
Duluth Economic Development Authority, Refunding, 4.00%, 7/01/31	125,000	126,169
Housing & Redevelopment Authority of The City of St Paul Minnesota, Episcopal Homes Obligated Group, Refunding, 4.00%, 11/01/33	135,000	129,547
Northern Municipal Power Agency, Refunding, 5.00%, 1/01/36	100,000	110,779
St Louis Park Independent School District No 283, Series 2018A, 5.00%, 2/01/25	100,000	108,436

		719,753

Mississippi 0.5%
Mississippi Development Bank, Magnolia Regional Health Center, Refunding, 5.00%, 10/01/31	150,000	171,671
Mississippi Home Corp.,
Patriot Services Group Obligated Group, 3.50%, 6/01/33	100,000	88,065
Patriot Services Group Pascagoula Portfolio II Obligated Group, 3.65%, 6/01/33	100,000	89,352

		349,088

Missouri 1.8%
Cape Girardeau County Industrial Development Authority, SoutheastHEALTH Obligated Group, 5.00%, 3/01/29	130,000	144,080
City of Maryland Heights, Westport Plaza Redevelopment, 3.625%, 11/01/31	90,000	86,364
Missouri Development Finance Board, City of Independence, Refunding, 5.00%, 3/01/30	930,000	1,040,023
St Louis County Industrial Development Authority, Refunding, 5.00%, 9/01/27	100,000	108,509

		1,378,976

Montana 0.1%
Cascade County High School District A Great Falls, 5.00%, 7/01/25	100,000	108,952

Nevada 1.2%
City of Carson City, 5.00%, 9/01/28	115,000	128,494
City of Las Vegas,
Special Improvement District No 611, Special Assessment, 3.50%, 6/01/31	160,000	158,181
Special Assessment, 4.00%, 12/01/22	95,000	95,836
Special Assessment, 2.50%, 6/01/29	200,000	185,340
Tahoe-Douglas Visitors Authority, 5.00%, 7/01/31	250,000	272,601
Washoe County School District, Series 2017C, 5.00%, 10/01/26	100,000	112,243

		952,695

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
New Hampshire 0.1%
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Obligated Group, Refunding, Series 2017A, 5.00%, 7/01/27	100,000	$114,466

New Jersey 2.8%
New Jersey Economic Development Authority,
AMT, Refunding, VRDN, 2.20%, 10/01/39	100,000	96,792
5.00%, 7/01/32	100,000	105,023
5.00%, 6/15/31	200,000	228,924
New Jersey Educational Facilities Authority, Seton Hall University, Series 2016C, 5.00%, 7/01/29	240,000	258,862
New Jersey Transportation Trust Fund Authority,
Refunding, 5.00%, 12/15/28	100,000	113,025
Transportation Program Bonds, Sereis 2022BB, 5.00%, 6/15/34	1,000,000	1,145,716
Pinelands Regional School District, 3.00%, 8/01/27	100,000	101,629
State of New Jersey, Series 2020A, 4.00%, 6/01/31	100,000	109,177

		2,159,148

New York 3.8%
Metropolitan Transportation Authority,
Green Bond, Series 2017C-1, 5.00%, 11/15/28	270,000	302,148
Green Bond, Series 2017C-1, 5.00%, 11/15/30	730,000	810,099
New York State Dormitory Authority, St Joseph’s College, 5.00%, 7/01/30	65,000	73,390
New York Transportation Development Corp.,
Laguardia Gateway Partners LLC, Term B, AMT, 5.00%, 7/01/30	100,000	105,762
AMT, 5.25%, 8/01/31	95,000	103,612
Delta Air Lines, Inc., AMT, 4.00%, 10/01/30	125,000	129,775
AMT, Refunding, 5.00%, 12/01/30	100,000	111,953
Refunding, 5.00%, 12/01/30	100,000	113,640
AMT, 2.25%, 8/01/26	150,000	144,816
State of New York Mortgage Agency, AMT, Series 2018-212, 2.95%, 4/01/25	1,000,000	1,010,074

		2,905,269

North Carolina 1.4%
Charlotte-Mecklenburg Hospital Authority,
Atrium Health Obligated Group, Series 2018G, Daily, VRDN, .34%, 1/15/48	500,000	500,000
Atrium Health Obligated Group, Refunding, Series 2007B, Daily, VRDN, .34%, 1/15/38	500,000	500,000
North Carolina Medical Care Commission, 5.00%, 10/01/27	100,000	107,515

		1,107,515

North Dakota 0.1%
County of Grand Forks, Red River Biorefinery LLC, AMT, 6.625%, 12/15/31	125,000	79,391

Ohio 1.6%
Akron Bath Copley Joint Township Hospital District, Summa Health System Obligated Group, Refunding, 4.00%, 11/15/33	150,000	160,134
County of Franklin,
Nationwide Children’s Hospital, Inc., 5.00%, 11/01/28	100,000	114,505
Trinity Health Corp Obligated Group, Series 2019A, 5.00%, 12/01/31	100,000	116,378
Wesley Communities Obligated Group, Refunding, 5.00%, 11/15/30	100,000	107,448
[b] Ohio Living Obligated Group, Refunding, 4.00%, 7/01/33	200,000	204,420
County of Hamilton, UC Health Obligated Group, 5.00%, 9/15/33	100,000	116,452
Franklin County Convention Facilities Authority, 5.00%, 12/01/30	100,000	108,357
Ohio Air Quality Development Authority, AMT, 3.75%, 1/15/28	100,000	104,655
State of Ohio, Refunding, 5.00%, 11/15/33	200,000	229,670

		1,262,019

Oregon 1.0%
Medford Hospital Facilities Authority, Asante Health System Obligated Group, Series 2020A, 5.00%, 8/15/33	200,000	234,467

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Oregon (continued)
Oregon State Facilities Authority, PeaceHealth Obligated Group, Refunding, Series 2018B, Daily, VRDN, 0.35%, 8/01/34	500,000	$500,000

		734,467

Pennsylvania 2.1%
Allegheny County Higher Education Building Authority, Robert Morris University, 5.00%, 10/15/26	100,000	106,821
Allentown Neighborhood Improvement Zone Development Authority, 5.00%, 5/01/28	100,000	110,315
Bucks County Industrial Development Authority, Grand View Hospital/Sellersville PA Obligated Group, 5.00%, 7/01/32	150,000	173,150
Franklin County Industrial Development Authority, 5.00%, 12/01/28	100,000	107,891
Luzerne County Industrial Development Authority, Pennsylvania-American Water Co., AMT, Refunding, VRDN, 2.45%, 12/01/39	100,000	100,728
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Series 2017A, 3.375%, 11/15/33	125,000	128,708
Philadelphia Authority for Industrial Development,
MaST Community Charter School II, 5.00%, 8/01/30	150,000	164,811
Philadelphia Electrical & Technology Charter High School, 4.00%, 6/01/31	100,000	103,130
Redevelopment Authority of the City of Philadelphia, Social Bond, Series 2021A, 2.799%, 9/01/33	500,000	471,518
Westmoreland County Industrial Development Authority, Excela Health Obligated Group, Refunding, Series 2020A, 5.00%, 7/01/30	100,000	118,064

		1,585,136

Puerto Rico 3.5%
Commonwealth of Puerto Rico,
Series 2021A1, 5.25%, 7/01/23	10,754	11,019
Series 2021A1, 5.375%, 7/01/25	10,723	11,323
Series 2021A1, 5.625%, 7/01/27	10,626	11,618
Series 2021A1, 5.625%, 7/01/29	10,454	11,679
Series 2021A1, 5.75%, 7/01/31	10,154	11,591
Series 2021A1, 4.00%, 7/01/33	9,628	9,424
Series 2021A1, 4.00%, 7/01/35	8,655	8,378
Series 2021A1, 4.00%, 7/01/37	7,428	7,156
Series 2021A1, 4.00%, 7/01/41	10,099	9,628
Series 2021A1, 4.00%, 7/01/46	110,503	104,422
Series 2021A, zero cpn., 7/01/24	4,953	4,523
Series 2021A, zero cpn., 7/01/33	12,391	7,175
VRDN, zero cpn, 11/01/43	48,075	25,900
GDB Debt Recovery Authority of Puerto Rico, 7.50%, 8/20/40	375,890	353,337
Puerto Rico Electric Power Authority,
Refunding, Series 2007VV, 5.25%, 7/01/27	170,000	177,007
Refunding, Series 2007VV, 5.25%, 7/01/32	175,000	180,898
Puerto Rico Highway & Transportation Authority,
Refunding, Series 2007CC, 5.25%, 7/01/32	200,000	209,576
Series 2007CC, 5.50%, 7/01/28	155,000	165,212
Refunding, Series 2007CC, 5.50%, 7/01/29	250,000	266,593
Puerto Rico Infrastructure Financing Authority,
F, zero cpn, 7/01/27	100,000	99,843
F, zero cpn, 7/01/29	320,000	228,228
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue, Series 2018A-1, zero cpn., 7/01/31	1,009,000	748,103

		2,662,633

South Carolina 0.5%
County of Richland, Village at Sandhill Improvement District, Special Assessment, Refunding, 3.00%, 11/01/26	100,000	95,170
Patriots Energy Group, Refunding, 4.00%, 6/01/33	100,000	107,587

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
South Carolina (continued)
South Carolina Jobs-Economic Development Authority,
AHPC Vista Towers 2021 LLC, 3.65%, 12/01/36	100,000	$87,223
Orchard Pk and Willowbrook Apartment, 3.65%, 12/01/36	100,000	87,318

		377,298

Tennessee 1.9%
City of Lawrenceburg, Refunding, 2.50%, 6/01/27	100,000	100,390
Metropolitan Government of Nashville & Davidson County, Refunding, 4.00%, 7/01/29	100,000	108,856
Metropolitan Nashville Airport Authority, Subordinate, AMT, Series 2019B, 5.00%, 7/01/30	100,000	115,491
Tennessee Energy Acquisition Corp., Series 2021A, VRDN, 5.00%, 5/01/52	1,000,000	1,144,966

		1,469,703

Texas 12.9%
Arlington Higher Education Finance Corp., Riverwalk Education Foundation, Inc., 4.00%, 8/15/33	100,000	109,008
City of Cedar Park, Refunding, 5.00%, 2/15/24	100,000	105,646
City of Celina,
Special Assessment, 3.625%, 9/01/30	125,000	119,776
Special Assessment, Refunding, 4.00%, 9/01/30	190,000	194,389
Wells North Public Improvement District, Special Assessment, 3.25%, 9/01/30	180,000	172,065
Edgewood Creek Public Improvement District, Special Assessment, 3.75%, 9/01/31	180,000	169,996
The Parks at Wilson Creek Public Improvement District, Special Assessment, 3.25%, 9/01/31	110,000	101,774
Sutton Fields II Public Improvement District, Special Assessment, 2.875%, 9/01/27	100,000	95,288
City of Crandall, Special Assessment, 4.75%, 9/15/31	100,000	94,617
City of Fate,
Williamsburg East Public Improvement District, Special Assessment, 3.375%, 8/15/30	145,000	138,956
Monterra Public Improvement District, Special Assessment, 2.75%, 8/15/26	97,000	93,353
City of Garland, Refunding, 5.00%, 2/15/27	100,000	113,357
City of Horseshoe Bay, Escondido Public Improvement District, Special Assessment, Refunding, 3.00%, 10/01/30	140,000	134,049
City of Kyle,
[b] Plum Creek North Public Improvement District, Special Assessment, 4.375%, 9/01/32	215,000	216,040
Creeks Public Improvement District, Special Assessment, 2.75%, 9/01/26	100,000	94,743
City of Lago Vista,
Tessera on Lake Travis Public Improvement District, Special Assessment, Refunding, 5.00%, 9/01/30	140,000	139,488
Special Assessment, Refunding, 3.125%, 9/01/30	130,000	124,411
City of Leander, Oak Creek Public Improvement District, Special Assessment, Refunding, 3.25%, 9/01/32	100,000	98,004
City of Liberty Hill, Summerlyn West Public Improvement District, Special Assessment, 3.125%, 9/01/30	75,000	71,566
City of Oak Point, Special Assessment, 3.25%, 9/01/30	155,000	148,478
City of Princeton,
Special Assessment, 3.25%, 9/01/30	100,000	96,030
Winchester Public Improvement District, Special Assessment, 2.875%, 9/01/31	100,000	94,286
City of Royse City, Creekshaw Public Improvement District, Special Assessment, 3.125%, 9/15/25	150,000	148,220
City of Tomball, Raburn Reserve Public Improvement District, Special Assessment, 3.375%, 9/15/30	100,000	95,521
County of Hays, La Cima Public Improvement District, Special Assessment, 3.25%, 9/15/30	150,000	142,622
County of Medina, Woodlands Public Improvement District IA#1 Project, Special Assessment, 3.50%, 9/01/26	100,000	95,738
Ector County Hospital District, Refunding, 5.00%, 9/15/31	100,000	111,271
Hidalgo County Regional Mobility Authority, Senior Lien, Series 2022A, 5.00%, 12/01/33	350,000	393,306
La Joya Independent School District, 5.00%, 2/15/26	1,415,000	1,561,606
Lower Colorado River Authority, Refunding, 5.00%, 5/15/32	1,000,000	1,203,916

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SCHEDULE OF INVESTMENTS

Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Texas (continued)
New Hope Cultural Education Facilities Finance Corp.,
5.00%, 4/01/29	100,000	$113,155
4.00%, 1/01/29	100,000	95,100
CHF-Collegiate Housing College Station I LLC, 5.00%, 4/01/29	100,000	102,861
5.00%, 4/01/31	30,000	33,299
4.00%, 4/01/22	80,000	80,000
North Parkway Municipal Management District No 1,
Special Assessment, 4.25%, 9/15/31	152,000	152,973
Legacy Hills Public Improvement District, Special Assessment, 3.625%, 9/15/31	50,000	48,383
Port Freeport,
AMT, Series 2019A, 5.00%, 6/01/31	100,000	113,595
AMT, 5.00%, 6/01/32	855,000	972,185
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding, 5.00%, 12/15/30	1,400,000	1,568,886
Viridian Municipal Management District,
Viridian Public Improvement District, Special Assessment, 2.375%, 12/01/25	53,000	50,965
Special Assessment, 2.875%, 12/01/30	100,000	92,325

		9,901,247

Utah 0.6%
City of Provo, Refunding, 4.00%, 1/01/23	100,000	101,947
Military Installation Development Authority, Series 2021A-2, 4.00%, 6/01/36	250,000	225,378
Utah State Building Ownership Authority, Master Lease Program, 2.50%, 5/15/27	100,000	100,559

		427,884

Vermont 0.1%
Vermont Public Power Supply Authority, Refunding, Series 2017A, 5.00%, 7/01/28	100,000	111,809

Virginia 1.3%
Peninsula Town Center Community Development Authority, Special Assessment, Refunding, 4.50%, 9/01/28	100,000	100,952
Virginia Small Business Financing Authority,
National Senior Campuses, Inc.Obligated Group, Refunding, 5.00%, 1/01/33	100,000	111,200
[b] Elizabeth River Crossings OpCo LLC, AMT, Refunding, 4.00%, 7/01/32	750,000	787,592

		999,744

Washington 1.3%
City of Seattle, 4.00%, 7/01/28	100,000	109,005
Skagit County Public Hospital District No 1, Refunding, 5.00%, 12/01/29	100,000	110,858
Spokane County School District No 356 Central Valley, 5.00%, 12/01/26	100,000	113,202
University of Washington, Series 2016A, 5.00%, 12/01/26	100,000	113,012
Washington Health Care Facilities Authority, 3.00%, 12/01/34	125,000	125,779
Washington State Housing Finance Commission,
Presbyterian Retirement Communities Northwest Obligated Group, Series 2019A, 5.00%, 1/01/34	100,000	103,805
Spokane United Methodist Homes Obligated Group, 5.00%, 1/01/32	100,000	101,883
eliseo Obligated Group, Series 2021A, 4.00%, 1/01/31	100,000	98,472
Madison at Rivers Edge Apartments LLC, 3.65%, 1/01/37	100,000	87,268

		963,284

Wisconsin 2.2%
City of Brookfield, Refunding, 3.00%, 12/01/25	115,000	119,073
Public Finance Authority,
Refunding, 4.00%, 3/01/27	55,000	56,304
Refunding, 5.00%, 10/01/29	100,000	109,396
Friends Homes Obligated Group, Refunding, 4.00%, 9/01/29	100,000	105,305
Refunding, 5.00%, 10/01/24	100,000	104,449
Refunding, 5.00%, 1/01/30	250,000	292,790
VRDN, 3.50%, 12/01/50	100,000	89,334
Signature Preparatory, 5.00%, 6/15/31	120,000	123,721

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Franklin Dynamic Municipal Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Wisconsin (continued)
Refunding, 4.00%, 7/01/31	100,000	$93,723
Affordable Housing Preservation Corp., 5.25%, 12/01/22	100,000	99,338
Ocean Academy Charter School, 4.00%, 10/15/31	100,000	97,216
Wisconsin Center District, Series 2020C, zero cpn., 12/15/30	365,000	271,634
Wisconsin Health & Educational Facilities Authority, St John’s Communities, Inc. Obligated Group, Series 2018A, 4.00%, 9/15/27	100,000	103,144

		1,665,427

Total Investments (Cost $77,838,921) 96.4%		74,158,707
Other Assets, less Liabilities 3.6%		2,749,714

Net Assets 100.0%		$76,908,421

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSee Note 11 regarding defaulted securities.

bSecurity purchased on a when-issued basis.

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Financial Highlights

Franklin Liberty Federal Tax-Free Bond ETF

	Year Ended March 31,

	2022	2021		2020		2019	2018[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.86	$26.07		$25.20		$24.34	$25.00

Income from investment operations[b]:

Net investment income[c]	0.36	0.40		0.46		0.67	0.30

Net realized and unrealized gains (losses)	(1.79)	0.94		1.02		0.85	(0.66)

Total from investment operations	(1.43)	1.34		1.48		1.52	(0.36)

Less distributions from net investment income	(0.44)	(0.55)		(0.61)		(0.66)	(0.30)

Net asset value, end of year	$24.99	$26.86		$26.07		$25.20	$24.34

Total return[d]	(5.44)%	5.16%		5.92%		6.38%	(1.45)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.66%	0.78%		1.00%		2.05%	1.71%

Expenses net of waiver and payments by affiliates	0.30%	0.30%		0.30%		0.30%	0.30%

Net investment income	1.34%	1.50%		1.77%		2.74%	2.11%

Supplemental data

Net assets, end of year (000’s)	$104,939	$126,221		$28,674		$8,820	$7,302

Portfolio turnover rate[f]	48.41% [g]	11.86%	[g]	17.21%	[g]	21.21%	5.00%
aFor the period August 31, 2017 (commencement of operations) to March 31, 2018.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	48.41%	11.86%	17.21%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty Federal Tax-Free Bond ETF

	Principal Amount*	Value
Municipal Bonds 98.5%
Alabama 1.5%
Black Belt Energy Gas District,
Refunding, 4.00%, 12/01/23	435,000	$447,778
Refunding, 4.00%, 12/01/24	475,000	494,867
City of Huntsville, Series 2019A, 5.00%, 5/01/37	250,000	292,917
County of Mobile, Gomesa Projects, 4.00%, 11/01/45	400,000	364,597

		1,600,159

Alaska 0.2%
Borough of Matanuska-Susitna, State of Alaska Department of Administration, Refunding, 4.00%, 9/01/30	150,000	156,245

Arizona 1.0%
City of Phoenix Civic Improvement Corp., Wastewater Revenue, Series 2018A, 5.00%, 7/01/25	100,000	109,281
Glendale Industrial Development Authority, 4.00%, 5/15/31	400,000	415,523
Maricopa County Union High School District No 210-Phoenix, Series 2020C, 4.00%, 7/01/36	455,000	500,262

		1,025,066

California 20.9%
Alameda Corridor Transportation Authority, Subordinate Lien, Refunding, Series 2016A, 5.00%, 10/01/22	925,000	940,948
California Community Choice Financing Authority,
Green Bond, Series 2021B-1, VRDN, 4.00%, 2/01/52	3,850,000	4,168,315
Green Bond, VRDN, 4.00%, 10/01/52	2,500,000	2,644,139
California Infrastructure & Economic Development Bank, California Science Center Foundation, 4.00%, 5/01/46	1,000,000	1,056,827
California Municipal Finance Authority,
CHF-Davis II LLC, 4.00%, 5/15/40	1,000,000	1,042,129
Northbay Healthcare Group Obligated Group, Refunding, 5.00%, 11/01/26	790,000	868,344
City of Los Angeles, Department of Airports Customer Facility Charge Revenue, 4.058%, 5/15/37	1,000,000	998,582
Clovis Unified School District, Refunding, zero cpn., 8/01/35	200,000	127,975
Konocti Unified School District, Series 2004C, zero cpn., 8/01/28	150,000	122,179
Los Angeles County Metropolitan Transportation Authority, 4.00%, 6/01/35	2,785,000	3,051,572
Peninsula Corridor Joint Powers Board/CA, Series 2022A, 5.00%, 6/01/38	1,000,000	1,195,013
Perris Joint Powers Authority, Refunding, Series 2017B, 5.00%, 9/01/37	100,000	110,115
San Diego Association of Governments, Green Bond, 5.00%, 11/15/24	2,000,000	2,095,620
San Diego County Regional Airport Authority, Subordinate Bond, AMT, Series 2021B, 4.00%, 7/01/46	2,000,000	2,053,989
Sierra View Local Health Care District, Refunding, 4.00%, 7/01/26	500,000	533,003
South Tahoe Joint Powers Financing Authority, Project Area 1, Refunding, Series 2017A, 5.00%, 10/01/30	100,000	111,846
Three Rivers Levee Improvement Authority,
Community Facilities District No 2006-1, Refunding, 4.00%, 9/01/27	250,000	260,790
Refunding, 4.00%, 9/01/29	250,000	262,074
Refunding, 4.00%, 9/01/31	200,000	209,435
University of California, Limited Project, Series 2017M, 5.00%, 5/15/34	100,000	112,992

		21,965,887

Colorado 2.9%
Board of Governors of Colorado State University System, Refunding, Series 2017A, 4.00%, 3/01/35	115,000	123,361
City of Westminster, Refunding, 5.00%, 12/01/30	200,000	241,741
Denver Convention Center Hotel Authority, Senior, Refunding, 5.00%, 12/01/23	880,000	918,339
Regional Transportation District, Refunding, 5.00%, 1/15/32	250,000	285,070
Sterling Ranch Community Authority Board, Refunding, Series 2020A, 3.375%, 12/01/30	25,000	25,167
University of Colorado, Refunding, VRDN, 2.00%, 6/01/51	1,500,000	1,486,001

		3,079,679

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SCHEDULE OF INVESTMENTS

Franklin Liberty Federal Tax-Free Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Connecticut 1.3%
Connecticut State Health & Educational Facilities Authority, Refunding Series 2014B, VRDN, 1.80%, 7/01/49	225,000	$224,214
Hartford County Metropolitan District, Clean Water Project Revenue, Refunding, Series 2021A, 4.00%, 2/01/39	745,000	819,630
State of Connecticut, Series 2015A, 5.00%, 8/01/31	320,000	346,007

		1,389,851

Delaware 0.3%
University of Delaware, 5.00%, 11/01/37	250,000	292,739

District of Columbia 2.1%
District of Columbia Water & Sewer Authority,
Sub Series 2019A, 4.00%, 10/01/49	475,000	509,151
Sub Series 2022B, 5.00%, 10/01/34	500,000	612,641
Washington Metropolitan Area Transit Authority, Green Bond, Series 2021A, 4.00%, 7/15/34	1,000,000	1,109,394

		2,231,186

Florida 0.8%
City of Gainesville, Utilities System Revenue, Series 2017A, 5.00%, 10/01/36	250,000	283,633
City of Pompano Beach, John Knox Village of Florida, Inc. Obligated Group, 3.50%, 9/01/30	250,000	247,300
County of Sarasota, 5.00%, 10/01/34	250,000	298,316

		829,249

Georgia 1.5%
City of Atlanta, Department of Aviation, Series 2019A, 5.00%, 7/01/34	175,000	202,418
Cobb County Kennestone Hospital Authority, WellStar Health System Obligated Group, 3.00%, 4/01/37	910,000	882,996
Main Street Natural Gas, Inc.,
Series 2018A, VRDN, 4.00%, 4/01/48	100,000	102,751
Series 2018B, Monthly, VRDN, .904%, 4/01/48	425,000	424,236

		1,612,401

Hawaii 0.3%
State of Hawaii, Refunding, Series 2016B, 5.00%, 1/01/29	255,000	284,578

Illinois 6.2%
Chicago Transit Authority Capital Grant Receipts, Section 5307, Refunding, 5.00%, 6/01/28	1,000,000	1,152,835
Illinois Finance Authority,
Refunding, Monthly, VRDN, .657%, 11/01/34	285,000	284,690
State of Illinois Water Revolving Fund – Clean Water Program, 4.00%, 7/01/38	1,000,000	1,096,215
Metropolitan Water Reclamation District of Greater Chicago, Green Bond, Series 2021B, 5.00%, 12/01/33	1,500,000	1,792,852
Northern Illinois University,
Refunding, 5.00%, 10/01/25	325,000	353,879
Refunding, 5.00%, 10/01/26	295,000	327,109
State of Illinois,
Series 2019B, 4.00%, 11/01/38	200,000	203,332
5.50%, 5/01/30	100,000	116,279
5.50%, 5/01/39	250,000	282,770
Refunding, 5.00%, 2/01/28	700,000	765,057
Upper Illinois River Valley Development Authority, Refunding, 3.50%, 12/01/32	150,000	138,896

		6,513,914

Indiana 2.6%
East Allen Multi School Building Corp., East Allen County Schools, 5.00%, 1/15/38	250,000	280,126
Indianapolis Local Public Improvement Bond Bank,
5.00%, 1/15/27	610,000	689,389
5.00%, 7/15/27	450,000	512,818
Refunding, 5.00%, 1/01/52	1,000,000	1,193,208

		2,675,541

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Franklin Liberty Federal Tax-Free Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Iowa 0.1%
Iowa Tobacco Settlement Authority, Refunding, Class A, Series 2021B-1, 0.375%, 6/01/30	140,000	$139,704

Kentucky 2.5%
Kentucky Municipal Power Agency, Prairie State Project, Refunding, 5.00%, 9/01/34	285,000	314,392
Louisville/Jefferson County Metropolitan Sewer District, Green Bond, Refunding , Series 2022A, 4.00%, 5/15/34	2,000,000	2,257,293

		2,571,685

Louisiana 4.3%
City of New Orleans, Series 2020B, 5.00%, 6/01/30	800,000	938,951
Louisiana Local Government Environmental Facilities & Community Development Authority,
Parish of St Bernard LA, 4.00%, 11/01/45	1,000,000	891,673
Parish of St Chareles LA, 4.50%, 11/01/47	1,000,000	937,844
Parish of St John LA, 3.90%, 11/01/44	500,000	451,805
State of Louisiana, Series 2017B, 4.00%, 10/01/34	240,000	257,058
Terrebonne Levee & Conservation District, Series 2020B, 4.00%, 6/01/39	1,000,000	1,055,142

		4,532,473

Maine 0.2%
Maine Municipal Bond Bank, Series 2017C, 5.00%, 11/01/31	135,000	154,353

Maryland 0.9%
County of Prince George’s, Series 2017A, 3.00%, 9/15/32	100,000	102,663
Maryland Community Development Administration, Series 2021C, 0.375%, 7/01/23	500,000	490,538
Maryland Health & Higher Educational Facilities Authority, Adventist Healthcare Obligated Group, Refunding, 4.00%, 1/01/30	365,000	388,499

		981,700

Massachusetts 4.5%
Massachusetts Clean Energy Cooperative Corp., Green Bond, 2.135%, 7/01/29	1,295,000	1,215,391
Massachusetts Development Finance Agency,
Springfield College, Green Bond, 5.00%, 6/01/26	420,000	454,287
Springfield College, Green Bond, 5.00%, 6/01/27	440,000	482,058
Beth Israel Lahey Health Obligated Group, Refunding, Series 2016I, 5.00%, 7/01/34	490,000	539,302
Massachusetts Housing Finance Agency, Sustainability Bond, Series 2021B-1, 2.60%, 12/01/41	2,000,000	1,749,314
Town of Braintree, 4.00%, 6/01/32	250,000	275,528

		4,715,880

Michigan 0.1%
Michigan Finance Authority, Tobacco Settlement Revenue, Refunding, Class 2, Series 2020B-1, 1.25%, 6/01/30	115,000	110,093

Minnesota 0.8%
City of Center City, Refunding, 4.00%, 11/01/34	125,000	133,674
Minnesota Higher Education Facilities Authority, Macalester College, 3.00%, 3/01/35	500,000	504,964
Northern Municipal Power Agency, Refunding, 5.00%, 1/01/36	100,000	110,779
Southern Minnesota Municipal Power Agency, Series 2017A, 5.00%, 1/01/31	100,000	113,299

		862,716

Mississippi 0.6%
Mississippi Development Bank, County of Jackson Project, 3.625%, 11/01/36	400,000	364,878
Mississippi Home Corp., Patriot Services Group Obligated Group, 5.20%, 6/01/36	280,000	258,149

		623,027

Missouri 0.9%
Health & Educational Facilities Authority of the State of Missouri, St Luke’s Episcopal-Presbyterian Hospitals Obligated Group, 4.00%, 12/01/35	755,000	808,232
Park Hill School District of Platte County, 3.00%, 3/01/33	100,000	101,863

		910,095

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Franklin Liberty Federal Tax-Free Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
New Hampshire 0.1%
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire Obligated Group, Refunding, Series 2017A, 5.00%, 7/01/27	100,000	$114,466

New Jersey 4.1%
New Jersey Economic Development Authority,
Refunding, Series 2019A, VRDN, 5.25%, 4/01/28	1,000,000	1,135,292
State of New Jersey Department of the Treasury, Refunding, Weekly, VRDN, 2.11%, 3/01/28	1,000,000	1,008,892
New Jersey Transportation Trust Fund Authority,
Series 2006C, zero cpn.,12/15/29	870,000	687,260
5.00%, 6/15/34	1,000,000	1,113,575
Newark Board of Education, Sustainability Bonds, 5.00%, 7/15/25	250,000	272,462
Pinelands Regional School District, 3.00%, 8/01/27	100,000	101,629

		4,319,110

New Mexico 0.1%
City of Santa, Wastewater Utility System Revenue, 4.00%, 6/01/35	100,000	108,657

New York 10.0%
City of New York,
Series 2017B-1, 4.00%, 10/01/36	100,000	106,896
Subseries 2018F-1, 5.00%, 4/01/37	500,000	563,177
Long Island Power Authority, Series 2019A, 5.00%, 9/01/28	300,000	350,427
Metropolitan Transportation Authority,
Climate Bond Certified, 5.00%, 11/15/32	500,000	562,214
Green Bond, Series 2021A-1, 4.00%, 11/15/45	1,000,000	1,024,060
Refunding, Series 2017B, 5.00%, 11/15/28	100,000	113,371
Refunding, Subseries 2012G-4, Monthly, VRDN, 0.704%, 11/01/30	995,000	992,747
New York Liberty Development Corp., 7 World Trade Center II LLC, Refunding, 3.00%, 9/15/43	1,000,000	935,089
New York Liberty Development corp., Green Bonds- 4 World Trade, Refunding, 2.50%, 11/15/36	1,900,000	1,644,689
New York State Dormitory Authority,
Refunding, 3.00%, 10/01/33	100,000	100,617
Rochester Institute of Technology, 5.00%, 7/01/39	300,000	344,984
New York State Housing Finance Agency, Sustainability Bonds, Series 2022A, VRDN, 2.50%, 11/01/60	1,500,000	1,487,301
New York State Urban Development Corp., State of New York Personal Income Tax Revenue, Series 2013C, 5.00%, 3/15/31	630,000	648,671
New York Transportation Development Corp.,
AMT, Refunding, 5.00%, 12/01/30	100,000	111,953
Refunding, 5.00%, 12/01/34	500,000	560,432
Western Nassau County Water Authority, Green Bonds, Series 2021A, 4.00%, 4/01/40	900,000	989,322

		10,535,950

North Carolina 0.2%
City of Winston-Salem, 4.00%, 6/01/33	100,000	108,012
University of North Carolina at Charlotte, 4.00%, 10/01/34	100,000	108,266

		216,278

Ohio 3.7%
County of Franklin, Sales Tax Revenue, 5.00%, 6/01/43	450,000	518,166
Northeast Ohio Regional Sewer District, Refunding, 4.00%, 11/15/34	100,000	109,242
Ohio State University, 5.00%, 12/01/23	3,000,000	3,160,366
Ohio Water Development Authority, Refunding, 4.00%, 12/01/30	100,000	113,489

		3,901,263

Oregon 2.6%
Clackamas County, School District No 7J Lake Oswego, 5.00%, 6/01/29	310,000	352,976

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Franklin Liberty Federal Tax-Free Bond ETF (continued)

		Principal Amount*	Value
	Municipal Bonds (continued)
	Oregon (continued)
	County of Washington, 5.00%, 3/01/25	175,000	$190,056
	Port of Portland OR Airport Revenue, AMT, Series 2021-27A, 4.00%, 7/01/50	2,000,000	2,060,496
	Portland Community College District, 5.00%, 6/15/25	100,000	109,358

			2,712,886

	Pennsylvania 2.7%
	Delaware Valley Regional Finance Authority, Series 1998A, 5.50%, 8/01/28	810,000	950,239
	Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Series 2017A, 3.375%, 11/15/33	125,000	128,708
	School District of Philadelphia, Green Bond, Series 2019B, 5.00%, 9/01/29	1,500,000	1,746,562

			2,825,509

	Puerto Rico 0.8%
	Puerto Rico Highway & Transportation Authority,
	Refunding, Series 2007N, 5.25%, 7/01/36	200,000	210,258
	Series 2007CC, 5.50%, 7/01/28	550,000	586,234

			796,492

	South Carolina 0.6%
	City of Columbia, Stormwater System Revenue, Special Assessment, 5.00%, 2/01/39	520,000	592,908

	South Dakota 0.9%
	County of Lincoln, Augustana College Association, 4.00%, 8/01/41	900,000	903,721

	Tennessee 1.8%
	Chattanooga Health Educational & Housing Facility Board, Series 2019A-1, 5.00%, 8/01/25	250,000	271,235
	City of Kingsport, Series 2017B, 3.00%, 3/01/35	130,000	130,459
	Metropolitan Government Nashville & Davidson County Industrial Development Board, Waste Management, Inc. of Tennessee Project, VRDN, 0.58%, 8/01/31	1,200,000	1,146,433
	Tennessee Housing Development Agency, Refunding, 1.95%, 1/01/26	250,000	246,225
	Tennessee State School Bond Authority, Higher Educational Facility 2nd Program, 5.00%, 11/01/37	100,000	114,322

			1,908,674

	Texas 1.2%
	Central Texas Regional Mobility Authority, Refunding, Series 2020B, 5.00%, 1/01/33	400,000	461,996
	City of Fort Worth, 5.00%, 2/15/32	295,000	339,685
	City of Round Rock, Utility System Revenue, Refunding, 2.75%, 8/01/29	100,000	100,584
	Pflugerville Independent School District, Series 2019A, 5.00%, 2/15/29	100,000	115,915
	Texas A&M University, Refunding, Series 2017C, 5.00%, 5/15/33	100,000	113,104
	Texas Water Development Board, State Water Implementation Revenue Fund, Series 2017A, 4.00%, 10/15/33	115,000	124,812

			1,256,096

	Utah 1.4%
	City of Provo, Refunding, 4.00%, 1/01/23	100,000	101,947
	Utah Infrastructure Agency, 4.00%, 10/15/30	500,000	533,170
	Utah State Building Ownership Authority, Master Lease Program, 2.50%, 5/15/27	100,000	100,559
	Utah Transit Authority, Refunding, Series 2015A, 5.00%, 6/15/29	500,000	545,674
	Utah Water Finance Agency, Central Valley Water Reclamation Facility, Series 2019B, 5.00%, 3/01/38	200,000	231,901

			1,513,251

	Vermont 0.6%
a	City of Burlington, Electric System Revenue, Series 2022A, 5.00%, 7/01/31	500,000	595,907

	Virginia 2.8%
	Charles City County Economic Development Authority, Waste Management, Inc., AMT, 1.45%, 4/01/27	1,100,000	1,028,326
	Fairfax County Economic Development Authority, County of Fairfax, 4.00%, 10/01/37	1,630,000	1,820,608

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Franklin Liberty Federal Tax-Free Bond ETF (continued)

	Principal Amount*	Value
Municipal Bonds (continued)
Virginia (continued)
Virginia College Building Authority, 5.00%, 9/01/32	100,000	$117,150

		2,966,084

Washington 3.0%
Central Puget Sound Regional Transit Authority, Green Bond, Refunding, Series 2021S-1, 5.00%, 11/01/22	1,080,000	1,103,442
City of Seattle, Drainage & Wastewater Revenue, 4.00%, 4/01/31	125,000	133,393
Spokane County School District No 356 Central Valley,
5.00%, 12/01/26	100,000	113,202
5.00%, 12/01/28	310,000	358,328
Washington Health Care Facilities Authority,
Refunding, Series 2017B, 5.00%, 8/15/29	125,000	143,573
5.00%, 12/01/32	250,000	293,073
Washington State Housing Finance Commission, Series 2021A-1, 3.50%, 12/20/35	988,203	977,118

		3,122,129

Wisconsin 4.5%
Public Finance Authority,
RED River Valley Alliance LLC, AMT, 4.00%, 3/31/56	2,500,000	2,450,936
VRDN, 3.50%, 12/01/50	200,000	178,667
University of Wisconsin Hospitals & Clinics, Obligated Group, Green Bond, 4.00%, 4/01/46	2,000,000	2,131,323

		4,760,926

Wyoming 0.9%
County of Laramie, Cheyenne Regional Medical Center, Refunding, 3.00%, 5/01/42	1,000,000	911,234

Total Investments (Cost $109,291,453) 98.5%		103,319,762
Other Assets, less Liabilities 1.5%		1,618,780

Net Assets 100.0%		$104,938,542

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity purchased on a when-issued basis. See Note 1(d).

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Financial Highlights

Franklin Liberty High Yield Corporate ETF

	Year Ended March 31,

	2022	2021	2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$26.16	$22.67	$25.45	$25.00

Income from investment operations[b]:

Net investment income[c]	1.20	1.23	1.33	1.21

Net realized and unrealized gains (losses)	(1.34)	3.73	(2.51)	0.49

Total from investment operations	(0.14)	4.96	(1.18)	1.70

Less distributions from:

Net investment income	(1.18)	(1.47)	(1.56)	(1.23)

Net realized gains	(0.08)	—	(0.04)	(0.02)

Total Distributions	(1.26)	(1.47)	(1.60)	(1.25)

Net asset value, end of year	$24.76	$26.16	$22.67	$25.45

Total return[d]	(0.69)%	22.28%	(5.12)%	7.07%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.47%	0.64%	0.86%	1.54%

Expenses net of waiver and payments by affiliates	0.40%	0.40%	0.40%	0.40%

Net investment income	4.62%	4.84%	5.29%	5.80%

Supplemental data

Net assets, end of year (000’s)	$334,286	$346,586	$130,362	$10,181

Portfolio turnover rate[f]	43.83% [g]	53.18% [g]	129.98% [g]	23.57%

aFor the period May 30, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	43.83%	53.18%	129.98%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty High Yield Corporate ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 94.4%
	Airlines 2.2%
	American Airlines Inc./AAdvantage Loyalty IP Ltd.,
	[a] senior secured note, 144A, 5.75%, 4/20/29	United States	700,000	$698,338
	[a] senior secured note, 144A, 5.50%, 4/20/26	United States	4,600,000	4,640,963
	United Airlines Inc.,
	[a] senior secured note, 144A, 4.375%, 4/15/26	United States	1,300,000	1,280,500
	[a] senior secured note, 144A, 4.625%, 4/15/29	United States	800,000	761,780

				7,381,581

	Automobiles & Components 3.4%
a	Allison Transmission Inc., senior bond, 144A, 3.75%, 1/30/31	United States	500,000	454,325
	Dana Inc., senior note, 5.625%, 6/15/28	United States	1,700,000	1,719,950
a	Dornoch Debt Merger Sub Inc., senior note, 144A, 6.625%, 10/15/29	United States	2,300,000	2,002,656
a	Jaguar Land Rover Automotive PLC, 144A, 5.50%, 7/15/29	United Kingdom	3,000,000	2,645,625
a	Real Hero Merger Sub 2 Inc., senior note, 144A, 6.25%, 2/01/29	United States	2,000,000	1,826,220
	The Goodyear Tire & Rubber Co.,
	[a] 144A, 5.00%, 7/15/29	United States	2,100,000	1,958,764
	senior bond, 4.875%, 3/15/27	United States	700,000	680,890

				11,288,430

	Capital Goods 4.1%
a	ATS Automation Tooling Systems Inc., senior note, 144A, 4.125%, 12/15/28	Canada	3,000,000	2,823,600
a	Cornerstone Building Brands Inc., senior note, 144A, 6.125%, 1/15/29	United States	1,100,000	1,022,769
	Standard Industries Inc.,
	[a] senior unsecured note, 144A, 4.75%, 1/15/28	United States	200,000	191,604
	[a] senior unsecured note, 144A, 4.375%, 7/15/30	United States	300,000	275,160
a	Stericycle Inc., Senior note, 144A, 3.875%, 1/15/29	United States	1,700,000	1,582,964
a	The Manitowoc Co. Inc., secured note, second lien, 144A, 9.00%, 4/01/26	United States	2,700,000	2,818,381
a	TransDigm Inc., senior secured note, 144A, 6.25%, 3/15/26	United States	3,400,000	3,494,758
a	Vertiv Group Corp., senior secured note, 144A, 4.125%, 11/15/28	United States	1,600,000	1,462,080

				13,671,316

	Commercial & Professional Services 6.8%
a	Ahern Rentals Inc., secured note, senior lien, 144A, 7.375%, 5/15/23	United States	2,400,000	2,238,000
a	APX Group Inc., 144A, 5.75%, 7/15/29	United States	1,200,000	1,097,250
a	Gartner Inc., 144A, 3.625%, 6/15/29	United States	1,000,000	938,890
	Grand Canyon University, unsecured note, 5.125%, 10/01/28	United States	2,800,000	2,743,160
a	H&E Equipment Services Inc., senior note, 144A, 3.875%, 12/15/28	United States	1,900,000	1,783,616
a	Herc Holdings Inc., senior note, 144A, 5.50%, 7/15/27	United States	2,200,000	2,233,506
a	MPH Acquisition Holdings LLC, senior note, 144A, 5.75%, 11/01/28	United States	2,100,000	1,900,059
a	NESCO Holdings II Inc., second lien, 144A, 5.50%, 4/15/29	United States	1,600,000	1,573,984
a	Nielsen Finance LLC/Nielsen Finance Co., 144A, 4.50%, 7/15/29	United States	1,800,000	1,799,460
a	Prime Security Services Borrower LLC/Prime Finance Inc., senior secured note, first lien, 144A, 3.375%, 8/31/27	United States	2,200,000	2,015,629
a	PROG Holdings Inc., 144A, 6.00%, 11/15/29	United States	2,900,000	2,695,593
a	Ritchie Bros Holdings Inc., 144A, 4.75%, 12/15/31	United States	700,000	683,634
a	ZipRecruiter Inc., Sr. Unsecured, 144A, 5.00%, 1/15/30	United States	900,000	879,894

				22,582,675

	Consumer Durables & Apparel 1.2%
a	Ashton Woods USA LLC/Ashton Woods Finance Co., senior note, 144A, 4.625%, 4/01/30	United States	2,300,000	2,007,877
a	Kontoor Brands Inc., 144A, 4.125%, 11/15/29	United States	1,000,000	916,135
a	Williams Scotsman International Inc., senior secured note, 144A, 4.625%, 8/15/28	United States	1,200,000	1,171,368

				4,095,380

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Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Consumer Services 5.7%
a,b	24 Hour Holdings III LLC, senior note, 144A, 8.00%, 6/01/22	United States	800,000	$240
	Carnival Corp.,
	[a] senior note, 144A, 7.625%, 3/01/26	United States	3,000,000	3,023,100
	[a] senior note, 144A, 5.75%, 3/01/27	United States	3,200,000	3,056,000
a	NCL Corp. Ltd., senior note, 144A, 5.875%, 3/15/26	United States	3,000,000	2,853,990
	Premier Entertainment Sub LLC/Premier Entertainment Finance Corp.,
	[a] 144A, 5.625%, 9/01/29	United States	2,200,000	1,895,256
	[a] 144A, 5.875%, 9/01/31	United States	1,200,000	1,026,690
a	Royal Caribbean Cruises Ltd., senior note, 144A, 5.50%, 8/31/26	United States	2,300,000	2,238,394
a	Station Casinos LLC, 144A, 4.50%, 2/15/28	United States	1,200,000	1,140,252
a	Studio City Finance Ltd., senior note, 144A, 5.00%, 1/15/29	United States	2,200,000	1,678,094
a	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	2,100,000	2,102,940

				19,014,956

	Diversified Financials 5.3%
a	American Finance Trust Inc./American Finance Operating Partner LP, 144A, 4.50%, 9/30/28	United States	2,100,000	1,894,315
a	Apollo Commercial Real Estate Finance Inc., senior secured note, 144A, 4.625%, 6/15/29	United States	2,900,000	2,637,390
a	Global Net Lease Inc./Global Net Lease Operating Partnership LP, senior note, 144A, 3.75%, 12/15/27	United States	3,000,000	2,765,209
a	Jane Street Group/JSG Finance Inc., senior secured note, 144A, 4.50%, 11/15/29	United States	600,000	569,283
a	Jefferson Capital Holdings LLC, 144A, 6.00%, 8/15/26	United States	2,600,000	2,484,898
a	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 144A, 4.75%, 6/15/29	United States	1,800,000	1,699,938
a	MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer Inc., senior note, 144A, 3.875%, 2/15/29	United States	1,500,000	1,476,608
a	Oxford Finance LLC / Oxford Finance Co-Issuer II Inc., 144A, 6.375%, 2/01/27	United States	900,000	918,459
a	PRA Group Inc., 144A, 5.00%, 10/01/29	United States	1,700,000	1,614,346
a	XHR LP, senior secured note, 144A, 4.875%, 6/01/29	United States	1,800,000	1,750,752

				17,811,198

	Energy 20.8%
	Antero Resources Corp.,
	[a] Senior note, 144A, 8.375%, 7/15/26	United States	2,010,000	2,218,487
	[a] senior note, 144A, 7.625%, 2/01/29	United States	1,101,000	1,192,234
a	Atlantica Sustainable Infrastructure PLC, 144A, 4.125%, 6/15/28	United Kingdom	500,000	482,840
a	Calumet Specialty Products Partners LP / Calumet Finance Corp., senior note,144A, 8.125%, 1/15/27	United States	2,300,000	2,141,691
	Cheniere Energy Inc., senior secured, 4.625%, 10/15/28	United States	3,200,000	3,214,800
	Cheniere Energy Partners LP,
	senior note, 4.00%, 3/01/31	United States	1,300,000	1,262,228
	senior note, 4.50%, 10/01/29	United States	2,000,000	2,012,370
a	Chesapeake Energy Corp., 144A, 6.75%, 4/15/29	United States	1,800,000	1,909,098
	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.,
	senior note, 5.75%, 4/01/25	United States	700,000	704,207
	[a] senior note, 144A, 5.625%, 5/01/27	United States	2,800,000	2,780,176
a	CrownRock LP/CrownRock Finance Inc., senior unsecured note, 144A, 5.00%, 5/01/29	United States	900,000	901,913
a	CSI Compressco LP/CSI Compressco Finance Inc., senior secured note, first lien, 144A, 7.50%, 4/01/25	United States	1,600,000	1,581,776
a	DT Midstream Inc., 144A, 4.125%, 6/15/29	United States	3,000,000	2,880,870
	EnLink Midstream LLC, senior bond, 5.375%, 6/01/29	United States	1,300,000	1,298,986
	EnLink Midstream Partners LP, senior note, 4.15%, 6/01/25	United States	3,600,000	3,593,520
a	Harbour Energy PLC, 144A, 5.50%, 10/15/26	United Kingdom	3,000,000	2,966,325

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SCHEDULE OF INVESTMENTS

Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Energy (continued)
	Hilcorp Energy I LP/Hilcorp Finance Co.,
	[a] senior bond, 144A, 6.00%, 2/01/31	United States	2,600,000	$2,616,250
	[a] senior note, 144A, 5.75%, 2/01/29	United States	2,200,000	2,205,720
a	Martin Midstream Partners LP, senior note, second lien, 144A, 11.50%, 2/28/25	United States	3,786,248	3,879,693
a	Nabors Industries Inc., 144A, 7.375%, 5/15/27	United States	2,400,000	2,497,056
a	Nabors Industries Ltd., senior note, 144A, 7.25%, 1/15/26	United States	2,300,000	2,303,841
a	Oasis Midstream Partners LP/OMP Finance Corp., senior note, 144A, 8.00%, 4/01/29	United States	2,700,000	2,885,625

	Occidental Petroleum Corp.,
	senior bond, 8.875%, 7/15/30	United States	1,900,000	2,439,020
	senior bond, 6.625%, 9/01/30	United States	700,000	804,125
	senior bond, 6.45%, 9/15/36	United States	1,800,000	2,117,880
	senior note, 6.125%, 1/01/31	United States	900,000	1,013,900
	senior note, 5.55%, 3/15/26	United States	2,400,000	2,546,832
a	PBF Holding Co. LLC / PBF Finance Corp., Sr. Secured, 144A, 9.25%, 5/15/25	United States	400,000	412,544
a	Renewable Energy Group Inc., senior secured note, 144A, 5.875%, 6/01/28	United States	1,000,000	1,075,815
a	SunCoke Energy Inc., senior secured note, 144A, 4.875%, 6/30/29	United States	2,100,000	1,982,400
	Sunoco LP / Sunoco Finance Corp., 4.50%, 5/15/29	United States	1,900,000	1,794,930
	Sunoco LP/Sunoco Finance Corp., senior note, 6.00%, 4/15/27	United States	1,200,000	1,224,642

	Venture Global Calcasieu Pass LLC,
	[a] senior note, 144A, 3.875%, 8/15/29	United States	700,000	681,496
	[a] senior note, 144A, 4.125%, 8/15/31	United States	1,600,000	1,572,496
	Weatherford International Ltd.,
	[a] 144A, 8.625%, 4/30/30	United States	1,900,000	1,931,378
	[a] senior secured, 144A, 6.50%, 9/15/28	United States	2,500,000	2,587,500

				69,714,664

	Food, Beverage & Tobacco 0.6%
a	Primo Water Holdings Inc., 144A, 4.375%, 4/30/29	United States	2,300,000	2,084,709

	Health Care Equipment & Services 3.6%
	Centene Corp.,
	senior bond, 2.50%, 3/01/31	United States	800,000	707,336
	senior note, 4.25%, 12/15/27	United States	2,200,000	2,210,516

	CHS/Community Health Systems Inc.,
	[a] secured note, second lien, 144A, 6.875%, 4/15/29	United States	2,400,000	2,361,312
	[a] senior secured note, 144A, 6.00%, 1/15/29	United States	1,300,000	1,315,860
a	DaVita Inc., senior note, 144A, 4.625%, 6/01/30	United States	2,500,000	2,338,000
	Mozart Debt Merger Sub Inc.,
	[a] senior bond, 144A, 5.25%, 10/01/29	United States	2,300,000	2,141,185
	[a] senior note, 144A, 3.875%, 4/01/29	United States	900,000	833,647

				11,907,856

	Household & Personal Products 1.4%
a	Great Lakes Dredge & Dock Corp., 144A, 5.25%, 6/01/29	United States	1,700,000	1,625,608
a	Spectrum Brands Inc., senior bond, 144A, 5.50%, 7/15/30	United States	1,600,000	1,538,832
a	VM Consolidated Inc., senior note, 144A, 5.50%, 4/15/29	United States	1,800,000	1,693,053

				4,857,493

	Materials 11.5%
a	Arcosa Inc., 144A, 4.375%, 4/15/29	United States	1,600,000	1,520,040
a	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC, senior note, 144A, 4.00%, 9/01/29	United States	1,000,000	902,300

	Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.,
	[a] senior note, 144A, 5.25%, 8/15/27	United States	1,000,000	925,505
	[a] senior secured note, first lien, 144A, 5.25%, 4/30/25	United States	800,000	800,304

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SCHEDULE OF INVESTMENTS

Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Materials (continued)
a	Braskem Idesa SAPI, senior secured note, 144A, 6.99%, 2/20/32	Mexico	1,000,000	$981,280
a	Consolidated Energy Finance SA, 144A, 5.625%, 10/15/28	Luxembourg	1,200,000	1,112,370
a	Constellium SE, 144A, 3.75%, 4/15/29	France	2,200,000	1,978,603
a	CVR Partners LP/CVR Nitrogen Finance Corp., senior secured note, 144A, 6.125%, 6/15/28	United States	2,400,000	2,403,240
a	Diamond BC B.V., senior bond, 144A, 4.625%, 10/01/29	Netherlands	400,000	359,764
a	Eco Material Technologies Inc., Sr. Secured, 144A, 7.875%, 1/31/27	United States	1,300,000	1,294,813
a	Element Solutions Inc., senior note, 144A, 3.875%, 9/01/28	United States	2,200,000	2,058,254
a	Gates Global LLC/Gates Corp., senior note, 144A, 6.25%, 1/15/26	United States	1,900,000	1,905,187
a	Glatfelter Corp., 144A, 4.75%, 11/15/29	United States	800,000	679,512
a	Ingevity Corp., senior note, 144A, 3.875%, 11/01/28	United States	2,100,000	1,901,896
a	Kobe US Midco 2 Inc., senior unsecured note, PIK, 144A, 9.25%, 11/01/26	United States	500,000	487,628
a	LSF11 A5 HoldCo. LLC, Senior Unsecured, 144A, 6.625%, 10/15/29	United States	2,000,000	1,863,150
	Mauser Packaging Solutions Holding Co.,
	[a] senior note, 144A, 7.25%, 4/15/25	United States	2,000,000	1,984,600
	[a] senior note, 144A, 8.50%, 4/15/24	United States	1,400,000	1,428,399
a	Neon Holdings Inc., senior note, 144A, 10.125%, 4/01/26	United States	1,650,000	1,717,873
a	Novelis Corp., senior bond, 144A, 4.75%, 1/30/30	United States	1,500,000	1,459,095
a	OI European Group B.V., 144A, 4.75%, 2/15/30	Netherlands	1,700,000	1,582,725
a	Owens-Brockway Glass Container Inc., senior note, 144A, 5.875%, 8/15/23	United States	629,000	643,687
a	PMHC II Inc., Sr. Unsecured, 144A, 9.00%, 2/15/30	United States	1,400,000	1,233,806
a	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, senior secured note, 4.00% 144A, 4.00%, 10/15/27	United States	2,500,000	2,325,500
a	Roller Bearing Co. of America Inc., Sr. Secured, 144A, 4.375%, 10/15/29	United States	2,200,000	2,054,250
a	Trivium Packaging Finance BV, senior secured note, 144A, 5.50%, 8/15/26	Netherlands	1,500,000	1,495,800
	Unifrax Escrow Issuer Corp.,
	[a] senior bond, 144A, 5.25%, 5.25%, 9/30/28	United States	700,000	651,161
	[a] senior note, 144A, 7.50%, 9/30/29	United States	700,000	623,862

				38,374,604

	Media & Entertainment 10.8%
a	Banijay Entertainment SASU, senior note, 144A, 5.375%, 3/01/25	France	1,900,000	1,862,019
	CCO Holdings LLC/CCO Holdings Capital Corp.,
	[a] senior bond, 144A, 4.25%, 2/01/31	United States	1,100,000	999,675
	[a] senior bond, 144A, 5.375%, 6/01/29	United States	800,000	801,404
	[a] senior bond, 144A, 4.50%, 8/15/30	United States	3,400,000	3,195,991
a	Clear Channel International BV, senior secured note, first lien, 144A, 6.625%, 8/01/25	United States	1,700,000	1,731,875
a	Clear Channel Outdoor Holdings Inc., 144A, 7.50%, 6/01/29	United States	1,100,000	1,098,933
a	Clear Channel Worldwide Holdings Inc., senior secured note, first lien, 144A, 5.125%, 8/15/27	United States	1,100,000	1,090,100
a	Cogent Communications Group Inc., senior secured note, 144A, 3.50%, 5/01/26	United States	1,000,000	951,365
a	CSC Holdings LLC, senior note, 144A, 7.50%, 4/01/28	United States	4,000,000	3,937,440
	Diamond Sports Group LLC/Diamond Sports Finance Co.,
	[a] first lien, 144A, 5.375%, 8/15/26	United States	1,000,000	388,740
	[a] senior note, 144A, 6.625%, 8/15/27	United States	1,200,000	250,140
a	DIRECTV Holdings LLC / DIRECTV Financing Co. Inc., Sr. Secured, 144A, 5.875%, 8/15/27	United States	2,100,000	2,068,657
a	DISH DBS Corp., senior secured note, 144A, 5.75%, 12/01/28	United States	2,000,000	1,896,250
a	Everi Holding Inc. Co., 144A, 5.00%, 7/15/29	United States	2,100,000	1,992,008
a	Match Group Holdings II LLC, senior bond, 144A, 3.625%, 10/01/31	United States	500,000	448,000
a	Motion Bondco DAC, 144A, 6.625%, 11/15/27	United Kingdom	600,000	566,634

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Media & Entertainment (continued)
	Netflix Inc.,
	senior bond, 5.75%, 3/01/24	United States	600,000	$630,690
	senior unsecured, 6.375%, 5/15/29	United States	1,800,000	2,038,482
	senior unsecured note, 5.875%, 11/15/28	United States	1,400,000	1,546,720
a	Northwest Fiber LLC/Northwest Fiber Finance Sub Inc., senior note, 144A, 6.00%, 2/15/28	United States	2,000,000	1,759,713
	Sinclair Television Group Inc.,
	[a] senior bond, 144A, 5.50%, 3/01/30	United States	800,000	693,904
	[a] senior bond, 144A, 5.125%, 2/15/27	United States	700,000	636,724
a	Sirius XM Radio Inc., 144A, 4.00%, 7/15/28	United States	1,600,000	1,522,168
	Univision Communications Inc.,
	[a] senior note, 144A, 6.625%, 6/01/27	United States	1,600,000	1,677,864
	[a] senior secured note, 144A, 4.50%, 5/01/29	United States	1,400,000	1,334,480
a	Virgin Media Secured Finance PLC, senior secured bond, 144A, 4.50%, 8/15/30	United Kingdom	1,000,000	933,790

				36,053,766

	Pharmaceuticals, Biotechnology & Life Sciences 4.4%
a	Bausch Health Americas Inc., senior note, 144A, 9.25%, 4/01/26	United States	3,900,000	3,998,397
a	Bausch Health Cos. Inc., senior secured note, 144A, 4.875%, 6/01/28	Canada	2,100,000	2,013,595
a	Jazz Securities DAC, senior secured note, 144A, 4.375%, 1/15/29	United Kingdom	2,600,000	2,522,247
	Organon & Co./Organon Foreign Debt Co-Issuer BV,
	[a] senior secured note, 144A, 4.125%, 4/30/28	United States	1,600,000	1,526,400
	[a] senior unsecured note, 144A, 5.125%, 4/30/31	United States	600,000	579,810
a	Par Pharmaceutical Inc., senior secured note, 144A, 7.50%, 4/01/27	United States	2,200,000	2,056,604
	Teva Pharmaceutical Finance Netherlands III B.V. 4.75%, 5/09/27	Israel	1,300,000	1,249,560
	Teva Pharmaceutical Finance Netherlands III BV, senior bond, 3.15%, 10/01/26	Israel	1,000,000	907,200

				14,853,813

	Retailing 2.8%
a	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co. Inc., 144A, 6.75%, 1/15/30	United States	1,200,000	1,105,482
	Lithia Motors Inc.,
	[a] senior note, 144A, 4.625%, 12/15/27	United States	1,800,000	1,788,831
	[a] senior unsecured note, 144A, 3.875%, 6/01/29	United States	500,000	473,365
	Macy’s Retail Holdings LLC,
	[a] 144A, 5.875%, 3/15/30	United States	1,200,000	1,185,204
	[a] 144A, 6.125%, 3/15/32	United States	1,200,000	1,186,596
	Magic Mergeco Inc.,
	[a] senior secured note, 144A, 5.25%, 5/01/28	United States	1,200,000	1,103,256
	[a] senior unsecured note, 144A, 7.875%, 5/01/29	United States	1,000,000	857,495
a	Papa John’s International Inc., 144A, 3.875%, 9/15/29	United States	700,000	643,272
a	The Gap Inc., 144A, 3.625%, 10/01/29	United States	1,100,000	982,272

				9,325,773

	Software & Services 1.3%
	Gartner Inc.,
	[a] senior bond, 144A, 3.75%, 10/01/30	United States	1,200,000	1,128,390
	[a] senior note, 144A, 4.50%, 7/01/28	United States	1,000,000	997,400
a	Rocket Software Inc., senior note, 144A, 6.50%, 2/15/29	United States	2,600,000	2,364,583

				4,490,373

	Technology Hardware & Equipment 0.8%
a	CommScope Inc., senior secured note, 144A, 7.125%, 7/01/28	United States	2,000,000	1,809,000
a	Condor Merger Sub Inc., 144A, 7.375%, 2/15/30	United States	800,000	768,500

				2,577,500

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SCHEDULE OF INVESTMENTS

Franklin Liberty High Yield Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Telecommunication Services 2.6%
a	Altice France Holding SA, senior note, 144A, 10.50%, 5/15/27	Luxembourg	1,600,000	$1,676,320
a	Altice France SA, senior note, first lien, 144A, 8.125%, 2/01/27	France	1,600,000	1,651,504
a	CommScope Technologies LLC, 144A, 5.00%, 3/15/27	United States	1,400,000	1,218,924
	Iliad Holding SASU,
	[a] senior secured note, 144A, 6.50%, 10/15/26	France	1,300,000	1,305,213
	[a] senior secured note, 144A, 7.00%, 10/15/28	France	1,100,000	1,103,438
	T-Mobile USA Inc., senior bond, 2.875%, 2/15/31	United States	1,900,000	1,714,750

				8,670,149

	Transportation 0.6%
a	First Student Bidco Inc. / First Transit Parent Inc., Sr. Secured, 144A, 4.00%, 7/31/29	United States	2,000,000	1,867,970

	Utilities 4.5%
	Calpine Corp.,
	[a] first lien, 144A, Senior Secured, 4.50%, 2/15/28	United States	1,300,000	1,270,360
	[a] senior note, 144A, 5.125%, 3/15/28	United States	2,000,000	1,908,830
a	Clearway Energy Operating LLC, senior bond, 144A, 3.75%, 1/15/32	United States	800,000	737,560
a	InterGen NV, senior secured note, 144A, 7.00%, 6/30/23	Netherlands	1,500,000	1,474,103
a	Leeward Renewable Energy Operations LLC, 144A, 4.25%, 7/01/29	United States	2,300,000	2,160,148
a	Sensata Technologies B.V., senior note, 144A, 4.00%, 4/15/29	Netherlands	1,900,000	1,812,049
	Talen Energy Supply LLC,
	senior note, 6.50%, 6/01/25	United States	1,000,000	253,245
	[a] senior note, 144A, 7.625%, 6/01/28	United States	2,200,000	2,041,930
a	TTM Technologies Inc., senior note, 144A, 4.00%, 3/01/29	United States	1,400,000	1,297,891
a	Vistra Operations Co. LLC, senior note, 144A, 5.50%, 9/01/26	United States	2,100,000	2,113,755

				15,069,871

	Total Corporate Bonds & Notes (Cost $331,950,442)			315,694,077

	Senior Floating Rate Interests 2.3%
	Materials 1.2%

	Hexion Holdings Corporation,
	[c] 2022 USD 2nd Lien Term Loan, TBD, zero cpn, 3/02/30	United States	1,186,047	1,141,570
	[c] 2022 USD Term Loan, 5.00%, zero cpn, 3/15/29	United States	1,100,000	1,078,000
c	PMHC II Inc., 2022 Term Loan B, TBD, zero cpn, 2/01/29	United States	1,700,000	1,626,330

				3,845,900

	Media & Entertainment 0.6%
	Diamond Sports Group LLC, 2022 First Priority Term Loan, 9.00%, 5/26/26	United States	275,914	280,648
	Fertitta Entertainment LLC, 2022 Term Loan B, 4.50%, 1/27/29	United States	1,700,000	1,693,736

				1,974,384

	Software & Services 0.5%
	Athenahealth Inc.,
	[c] 2022 Delayed Draw Term loan, TBD, zero cpn, 2/15/29	United States	246,377	244,221
	2022 Term Loan B, 4.00%, 2/15/29	United States	1,453,623	1,440,904

				1,685,125

	Total Floating Rate Loans (Cost $7,562,934)			7,505,409

	Total Investments before Short Term Investments (Cost $339,513,376)			323,199,486

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Liberty High Yield Corporate ETF (continued)

		Principal Amount*	Value
	Short Term Investments 3.0%
	U.S. Government & Agency Securities (Cost $10,000,000) 3.0%
d	Federal Home Loan Bank Discount Notes, 4/01/22	10,000,000	$10,000,000

	Total Investments (Cost $349,513,376) 99.7%		333,199,486
	Other Assets, less Liabilities 0.3%		1,086,345

	Net Assets 100.0%		$334,285,831

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $275,264,138 representing 82.3% of net assets.

bSee Note 11 regarding defaulted securities.

cA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

dThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty International Aggregate Bond ETF

	Year Ended March 31,

	2022	2021	2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.02	$24.95	$24.56	$25.00

Income from investment operations[b]:

Net investment income (loss)[c]	0.05	(0.01)	0.22	0.39

Net realized and unrealized gains (losses)	(0.87)	0.19	0.78	(0.40)

Total from investment operations	(0.82)	0.18	1.00	(0.01)

Less distributions from:

Net investment income	(0.42)	(0.11)	(0.09)	(0.43)

Net realized gains	(0.13)	—	(0.52)	—

Total Distributions	(0.55)	(0.11)	(0.61)	(0.43)

Net asset value, end of year	$23.65	$25.02	$24.95	$24.56

Total return[d]	(3.35)%	0.72%	4.05%	0.00%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.39%	0.58%	3.23%	2.32%

Expenses net of waiver and payments by affiliates	0.25%	0.25%	0.28%	0.35%

Net investment income (loss)	0.21%	(0.03)%	0.87%	1.91%

Supplemental data

Net assets, end of year (000’s)	$193,968	$181,405	$4,989	$4,912

Portfolio turnover rate[f]	24.12% [g]	72.21% [g]	66.78% [g]	50.32%

aFor the period May 30, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	24.12%	72.21%	66.78%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty International Aggregate Bond ETF

		Principal Amount*		Value
	Foreign Government and Agency Securities 81.6%
	Australia 2.1%
a	Government of Australia, senior bond, 149, Reg S, 2.25%, 5/21/28	1,900,000	AUD	$1,386,142
a	New South Wales Treasury Corp., senior bond, Reg S, 3.00%, 5/20/27	1,200,000	AUD	904,004
a,b	Queensland Treasury Corp., senior bond, 144A, Reg S, 3.25%, 8/21/29	1,200,000	AUD	910,924
a	Western Australian Treasury Corp., senior note, 26, Reg S, 3.00%, 10/21/26	1,200,000	AUD	905,811

				4,106,881

	Austria 1.5%
	Government of Austria,
	[a,b] senior bond, 144A, Reg S, 1.50%, 2/20/47	1,200,000	EUR	1,442,955
	[a,b] Sr. Unsecured, 144A, Reg S,, 1.20%, 10/20/25	1,200,000	EUR	1,370,192

				2,813,147

	Belgium 3.2%
a,b	Government of Belgium, unsecured bond, 144A, Reg S, 1.00%, 6/22/31	5,500,000	EUR	6,156,291

	Canada 4.5%
	Government of Canada,
	1.25%, 3/01/25	3,800,000	CAD	2,948,477
	1.25%, 6/01/30	750,000	CAD	549,972
	5.00%, 6/01/37	2,300,000	CAD	2,426,834
	senior bond, 2.00%, 9/01/23	2,400,000	CAD	1,917,005
	senior bond, 2.00%, 12/01/51	1,100,000	CAD	810,163

				8,652,451

	China 11.0%
	Agricultural Development Bank of China, Series 2008, Unsecured, 3.45%, 9/23/25	13,000,000	CNY	2,086,457
	China Development Bank,
	senior note, 2003, 3.23%, 1/10/25	24,000,000	CNY	3,835,737
	senior note, 2004, 3.43%, 1/14/27	25,000,000	CNY	4,028,059
	China Government Bond,
	2.64%, 8/13/22	24,000,000	CNY	3,783,965
	2.85%, 6/04/27	25,000,000	CNY	3,967,946
	Unsecured, 3.03%, 3/11/26	12,000,000	CNY	1,920,479
	The Export-Import Bank of China, Series 2003, Unsecured, 2.17%, 4/07/23	11,000,000	CNY	1,728,838

				21,351,481

	Cyprus 1.1%
a	Government of Cyprus, Reg S, 1.50%, 4/16/27	1,900,000	EUR	2,105,593

	France 4.3%
	French Republic Government Bond OAT,
	[a,c] Reg S, .01%, 11/25/29	2,800,000	EUR	2,923,051
	[a] Reg S, .75%, 5/25/52	2,000,000	EUR	1,862,960
	[a] Reg S, 1.00%, 11/25/25	3,200,000	EUR	3,618,269

				8,404,280

	Germany 16.9%
	Government of Germany,
	[a] Reg S, 4.25%, 7/04/39	2,100,000	EUR	3,711,414
	[a] Reg S, 5.50%, 1/04/31	1,100,000	EUR	1,745,333
	[a,c] senior bond, 180, Reg S, zero cpn, 10/18/24	8,500,000	EUR	9,394,510
	[a,c] senior bond, Reg S, .01%, 8/15/26	14,000,000	EUR	15,295,870
	KFW, senior note, 2.05%, 2/16/26	300,000,000	JPY	2,658,648

				32,805,775

	Indonesia 0.1%
	Indonesia Treasury Bond, senior bond, 8.25%, 5/15/36	3,000,000,000	IDR	227,256

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SCHEDULE OF INVESTMENTS

Franklin Liberty International Aggregate Bond ETF (continued)

		Principal Amount*		Value
	Foreign Government and Agency Securities (continued)
	Italy 3.1%
	Italy Treasury Bond,
	[a] senior bond, Reg S, 1.25%, 12/01/26	3,700,000	EUR	$4,104,912
	[a,b] senior unsecured bond, Reg S, .05%, 1/15/23	1,800,000	EUR	1,997,323

				6,102,235

	Japan 19.4%
	Development Bank of Japan, senior bond, 2.30%, 3/19/26	1,000,000,000	JPY	8,906,894
	Government of Japan,
	senior bond, 1.00%, 12/20/35	1,300,000,000	JPY	11,534,108
	senior bond, 1.50%, 3/20/33	270,000,000	JPY	2,514,363
	Japan Government Five Year Bond, senior bond, 142, 0.10%, 12/20/24	1,300,000,000	JPY	10,716,898
	Japan Government Thirty Year Bond, senior bond, 0.40%, 12/20/49	550,000,000	JPY	3,970,276

				37,642,539

	Mexico 0.1%
d	Mexican Bonos, senior bond, 8.00%, 11/07/47	3,900,000	MXN	187,106

	Netherlands 1.5%
a,b	Government of the Netherlands, 144A, Reg S, 0.50%, 7/15/26	2,700,000	EUR	3,004,796

	Romania 1.0%
a	Government of Romania, senior bond, Reg S, 2.00%, 1/28/32	2,100,000	EUR	1,937,730

	Slovenia 1.7%
a	Slovenia Government Bond, senior bond, Reg S, 0.875%, 7/15/30	3,000,000	EUR	3,217,849

	Spain 4.1%
	Government of Spain,
	[c] senior note, .01%, 1/31/25	3,600,000	EUR	3,942,781
	[a,b] senior unsecured bond, 144A, Reg S, 1.25%, 10/31/30	3,600,000	EUR	3,998,083

				7,940,864

e	Supranational 2.2%
	Asian Development Bank, senior bond, 339-00-1, 2.35%, 6/21/27	140,000,000	JPY	1,293,960
a	European Investment Bank, senior bond, Reg S, 1.90%, 1/26/26	330,000,000	JPY	2,910,567

				4,204,527

	Sweden 1.2%
	Government of Sweden,
	[a,b] 144A, Reg S, 1.50%, 11/13/23	11,000,000	SEK	1,185,270
	senior bond, .75%, 5/12/28	11,000,000	SEK	1,139,982

				2,325,252

	United Kingdom 2.6%
a	United Kingdom Gilt, Reg S, 1.75%, 9/07/37	1,250,000	GBP	1,627,119
a	United Kingdom Treasury Bond, Reg S, 4.75%, 12/07/30	2,100,000	GBP	3,485,731

				5,112,850

	Total Foreign Government and Agency Securities (Cost $173,413,364)			158,298,903

	Corporate Bonds & Notes 5.8%
	Denmark 0.1%
a	Nykredit Realkredit AS, secured bond, Reg S, 1.00%, 10/01/50	1,067,167	DKK	138,380

	France 0.8%
a	Air Liquide Finance SA, senior note, Reg S, 1.375%, 4/02/30	500,000	EUR	558,875
a	Orange SA, senior note, Reg S, 1.375%, 3/20/28	1,000,000	EUR	1,110,428

				1,669,303

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Franklin Liberty International Aggregate Bond ETF (continued)

		Principal Amount*		Value
	Corporate Bonds & Notes (continued)
	Germany 1.1%
a	Aroundtown SA, senior note, Reg S, 1.625%, 1/31/28	1,000,000	EUR	$1,059,715
a	Deutsche Telekom AG, senior note, Reg S, 0.875%, 3/25/26	500,000	EUR	551,905
a,c	Siemens Financieringsmaatschappij NV, senior note, Reg S, 0.01%, 2/20/26	500,000	EUR	534,303

				2,145,923

	Romania 0.2%
a	Globalworth Real Estate Investments Ltd., senior note, Reg S, 3.00%, 3/29/25	300,000	EUR	337,074

	United Kingdom 0.5%
a	RELX Finance BV, senior note, Reg S, 0.50%, 3/10/28	1,000,000	EUR	1,041,848

	United States 3.1%
	AbbVie Inc., senior note, 1.375%, 5/17/24	500,000	EUR	559,311
	Air Products and Chemicals Inc., senior note, 0.50%, 5/05/28	1,000,000	EUR	1,039,792
	Apple Inc., senior bond, 1.625%, 11/10/26	500,000	EUR	574,470
	AT&T Inc., senior note, 0.25%, 3/04/26	1,000,000	EUR	1,069,829
a	Schlumberger Finance France SAS, senior note, Reg S, 1.00%, 2/18/26	500,000	EUR	550,442
	Stryker Corp., senior note, 0.25%, 12/03/24	1,000,000	EUR	1,086,385
	The Procter & Gamble Co., senior note, 0.50%, 10/25/24	500,000	EUR	553,636
	Verizon Communications Inc., senior note, 0.875%, 4/02/25	500,000	EUR	552,862

				5,986,727

	Total Corporate Bonds & Notes (Cost $11,858,900)			11,319,255

	Total Investments before Short Term Investments (Cost $185,272,264)			169,618,158

	Short Term Investments 2.9%
	U.S. Government & Agency Securities (Cost $5,520,000) 2.9%
c	Federal Home Loan Bank Discount Notes, 4/01/22	5,520,000		5,520,000

	Total Investments (Cost $190,792,264) 90.3%			175,138,158
	Other Assets, less Liabilities 9.7%			18,829,647

	Net Assets 100.0%			$193,967,805

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the aggregate value of these securities was $87,085,669, representing 44.9% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $18,068,511, representing 9.3% of net assets.

cThe security was issued on a discount basis with no stated coupon rate.

dPrincipal amount is stated in 100 Mexican Peso Units.

eA supranational organization is an entity formed by two or more central governments through international treaties.

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Franklin Liberty International Aggregate Bond ETF (continued)

At March 31, 2022 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	CITI	Sell	1,000,000	$721,816	5/09/22	$—	$(28,372)
Australian Dollar	CITI	Sell	5,265,000	3,767,555	5/09/22	—	(182,183)
Canadian Dollar	CITI	Sell	2,000,000	1,602,299	5/09/22	499	—
Canadian Dollar	CITI	Sell	7,620,000	6,020,822	5/09/22	—	(82,035)
Danish Krone	CITI	Sell	1,141,000	173,917	5/09/22	3,572	—
Euro	CITI	Buy	51,050	18,300,000	5/09/22	1,803	—
Euro	CITI	Sell	15,500,000	17,637,777	5/09/22	422,491	—
Euro	CITI	Sell	64,670,000	73,313,469	5/09/22	1,486,855	—
Great British Pound	CITI	Sell	300,000	408,480	5/09/22	14,045	—
Great British Pound	CITI	Sell	9,245,968	12,525,976	5/09/22	369,525	—
Hungarian Forint	CITI	Buy	22,203,286	70,217	5/09/22	—	(3,612)
Indonesian Rupiah	CITI	Sell	2,825,000,000	195,311	5/09/22	—	(1,105)
Japanese Yen	CITI	Sell	1,000,000,000	8,744,468	5/09/22	504,058	—
Japanese Yen	CITI	Sell	4,499,000,000	39,337,755	5/09/22	2,264,153	—
Mexican Peso	CITI	Sell	7,600,000	363,894	5/09/22	—	(15,341)
Polish Zloty	CITI	Sell	2,300,000	572,432	5/09/22	24,783	—
Polish Zloty	CITI	Sell	5,750,000	1,423,091	5/09/22	53,966	—
South African Rand	CITI	Sell	470,000	30,261	5/09/22	—	(1,741)
Swedish Krona	CITI	Sell	4,000,000	439,036	5/09/22	10,718	—
Swedish Krona	CITI	Sell	19,500,000	2,121,848	5/09/22	33,797	—
Chinese Yuan	CITI	Sell	21,000,000	3,283,893	5/10/22	—	(15,216)
Chinese Yuan	CITI	Sell	112,700,000	17,598,678	5/10/22	—	(106,537)

Total Forward Exchange Contracts						$5,190,265	$(436,142)

Net unrealized appreciation (depreciation)							$4,754,123

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

See Note 12 regarding other derivative information.

See Abbreviations on page 240.

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Financial Highlights

Franklin Liberty Investment Grade Corporate ETF

	Year Ended March 31,

	2022	2021	2020	2019	2018

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.47	$24.22	$24.09	$23.97	$24.21

Income from investment operations[a]:

Net investment income[b]	0.58	0.60	0.73	0.82	0.80

Net realized and unrealized gains (losses)	(1.63)	1.71	0.27	0.21	(0.22)

Total from investment operations	(1.05)	2.31	1.00	1.03	0.58

Less distributions from:

Net investment income	(0.66)	(0.83)	(0.81)	(0.91)	(0.82)

Net realized gains	(0.05)	(0.23)	(0.06)	—	—

Total Distributions	(0.71)	(1.06)	(0.87)	(0.91)	(0.82)

Net asset value, end of year	$23.71	$25.47	$24.22	$24.09	$23.97

Total return[c]	(4.30)%	9.43%	4.02%	4.46%	2.38%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.42%	0.50%	0.58%	1.07%	1.04%

Expenses net of waiver and payments by affiliates	0.35%	0.35%	0.35%	0.35%	0.37%

Net investment income	2.27%	2.27%	2.86%	3.49%	3.27%

Supplemental data

Net assets, end of year (000’s)	$981,602	$1,018,639	$553,338	$18,065	$39,554

Portfolio turnover rate[e]	36.76% [f]	53.32% [f]	52.17% [f]	22.02%	63.14%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

ePortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	36.76%	53.32%	52.17%

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Schedule of Investments, March 31, 2022

Franklin Liberty Investment Grade Corporate ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 95.5%
	Aerospace & Defense 1.8%
a	Huntington Ingalls Industries Inc., 144A, 0.67%, 8/16/23	United States	5,000,000	$4,854,194
	Lockheed Martin Corp., senior note, 4.07%, 12/15/42	United States	4,100,000	4,395,222
	The Boeing Co.,
	senior unsecured note, 3.65%, 3/01/47	United States	7,010,000	5,977,253
	Sr. Unsecured, 5.15%, 5/01/30	United States	2,600,000	2,776,793

				18,003,462

	Air Freight & Logistics 1.0%
	FedEx Corp., senior bond, 4.75%, 11/15/45	United States	8,950,000	9,574,911

	Airlines 2.2%
a	Delta Air Lines Inc./SkyMiles IP Ltd., first lien, 144A, 4.50%, 4.50%, 10/20/25	United States	13,900,000	13,991,693
	United Airlines, senior bond, 2016-1 Class A, 3.45%, 1/07/30	United States	3,812,779	3,561,347
	United Airlines 2020-1 Class B Pass Through Trust, 2020-1 Class B, 4.875%, 7/15/27	United States	4,320,000	4,269,710

				21,822,750

	Banks 24.6%
a	Banco de Chile, senior unsecured, 144A, 2.99%, 12/09/31	Chile	2,400,000	2,218,212
	Banco Santander SA, sub. note, 2.749%, 12/03/30	Spain	9,300,000	8,198,608
	Bancolombia SA, senior note, 3.00%, 1/29/25	Colombia	8,200,000	7,985,160
	Bank of America Corp.,
	Senior unsecured, 2.676%, 6/19/41	United States	5,000,000	4,237,429
	senior unsecured note, 2.592%, 4/29/31	United States	5,900,000	5,453,251
	sub. bond, 4.183%, 11/25/27	United States	12,300,000	12,555,636
a	BNP Paribas SA, senior note, 144A, FRN thereafter, 4.705%, 1/10/25	France	11,700,000	11,951,528
a	BPCE SA, senior note, 144A, 5.70%, 10/22/23	France	11,300,000	11,693,803
	Citigroup Inc.,
	3.057%, 1/25/33	United States	10,000,000	9,353,971
	senior bond, FRN thereafter, 3.668%, 7/24/28	United States	7,100,000	7,110,068
a	Credit Agricole SA, subordinated, 144A, 4.375%, 3/17/25	France	12,000,000	12,152,696
	Deutsche Bank AG, Senior unsecured, 0.898%, 5/28/24	Germany	5,500,000	5,240,822
	Deutsche Bank AG/New York NY, senior note, FRN thereafter, 2.129%, 11/24/26	Germany	8,000,000	7,425,232
	Goldman Sachs Group Inc. 3.436%, 2/24/43	United States	7,000,000	6,499,866
	HSBC Holdings PLC, senior note, FRN thereafter, 1.645%, 4/18/26	United Kingdom	11,500,000	10,832,462
	JPMorgan Chase & Co.,
	2.963%, 1/25/33	United States	5,000,000	4,718,948
	senior bond, FRN thereafter, 2.522%, 4/22/31	United States	8,000,000	7,425,521
	sub. bond, 4.25%, 10/01/27	United States	7,100,000	7,340,987
	Morgan Stanley,
	senior unsecured note, FRN thereafter, .731%, 4/05/24	United States	5,150,000	5,046,614
	senior unsecured note, Series GMTN, to 1/22/24 FRN thereafter, .791%, 1/22/25	United States	5,000,000	4,802,970
a	National Australia Bank Ltd., sub. note, 144A, 2.332%, 8/21/30	Australia	13,800,000	12,023,838
	NatWest Group PLC, subordinated, 5.125%, 5/28/24	United Kingdom	5,300,000	5,463,621
	Standard Chartered PLC,
	[a] senior note, 144A, FRN thereafter, 1.456%, 1/14/27	United Kingdom	10,000,000	9,105,770
	[a] Sr. Unsecured, 144A, 2.608%, 1/12/28	United Kingdom	5,000,000	4,680,167
	SVB Financial Group,
	[a] senior note, 3.125%, 6/05/30	United States	7,500,000	7,219,209
	[a] Series D, 4.25%, 11/15/26	United States	5,000,000	4,634,375
	The PNC Financial Services Group Inc., Junior Subordinated Note, Series T, to 9/15/26 FRN thereafter, 3.40%, 9/15/26	United States	11,000,000	9,933,000
	Truist Bank, sub. note, 3.30%, 5/15/26	United States	6,400,000	6,454,882
	Truist Financial Corp., sub. bond, 3.875%, 3/19/29	United States	7,000,000	7,141,767
a	UniCredit SpA, Senior unsecured, 144A, 1.982%, 6/03/27	Italy	9,800,000	8,846,651

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Banks (continued)
	Wachovia Corp., Subordinated, 5.50%, 8/01/35	United States	3,700,000	$4,181,429
	Wells Fargo & Co., sub. bond, 4.75%, 12/07/46	United States	8,669,000	9,460,376

				241,388,869

	Beverages 1.6%
	Anheuser-Busch Companies LLC/Anheuser-Busch InBev Worldwide Inc. 4.90%, 2/01/46	United States	5,300,000	5,902,840
	Anheuser-Busch InBev Worldwide Inc., senior bond, 5.80%, 1/23/59	Belgium	6,000,000	7,605,909
	Constellation Brands Inc., senior unsecured note, 2.25%, 8/01/31	United States	3,000,000	2,646,604

				16,155,353

	Biotechnology 0.4%
	AbbVie Inc., Senior unsecured, 4.25%, 11/21/49	United States	3,000,000	3,124,553
	Bio-Rad Laboratories Inc. 3.30%, 3/15/27	United States	1,100,000	1,084,198

				4,208,751

	Building Products 1.0%
	MDC Holdings Inc. 2.50%, 1/15/31	United States	10,725,000	9,379,960

	Capital Markets 3.6%
	Brixmor Operating Partnership LP, senior bond, 4.125%, 5/15/29	United States	3,200,000	3,286,318
	Credit Suisse Group AG,
	[a] senior bond,144A, FRN thereafter, 3.869%, 1/12/29	Switzerland	3,900,000	3,811,177
	[a] senior note, 144A, FRN thereafter, 2.997%, 12/14/23	Switzerland	8,400,000	8,402,214
	Morgan Stanley, senior note, 1.794%, 2/13/32	United States	9,900,000	8,525,978
	The Goldman Sachs Group Inc.,
	senior note, FRN thereafter, 2.908%, 6/05/23	United States	3,250,000	3,253,500
	Series V, 4.125%, 11/10/26	United States	4,000,000	3,756,000
	sub. note, 4.25%, 10/21/25	United States	4,175,000	4,281,215

				35,316,402

	Chemicals 0.9%
a	Alpek SAB de CV, 144A, 3.25%, 2/25/31	Mexico	3,200,000	2,922,848
	CF Industries Inc. 5.15%, 3/15/34	United States	5,300,000	5,898,794

				8,821,642

	Computers & Peripherals 0.4%
	Apple Inc., Sr. Unsecured, 2.80%, 2/08/61	United States	4,100,000	3,538,426

	Diversified Financial Services 2.5%
	AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.00%, 10/29/28	Ireland	7,500,000	6,930,959
	Air Lease Corp., senior unsecured note, 0.80%, 8/18/24	United States	7,000,000	6,599,297
	American Express Co. 2.25%, 3/04/25	United States	6,000,000	5,897,931
	Aon PLC 4.60%, 6/14/44	Ireland	5,000,000	5,264,552

				24,692,739

	Diversified Telecommunication Services 3.7%
	AT&T Inc., Senior unsecured, 3.50%, 6/01/41	United States	12,400,000	11,449,105
	T-Mobile USA Inc., senior bond, 2.875%, 2/15/31	United States	11,000,000	9,927,500
	Verizon Communications Inc., senior bond, 3.40%, 3/22/41	United States	16,200,000	15,229,546

				36,606,151

	Electric Utilities 8.5%
a	Comision Federal de Electricidad, 144A, 3.348%, 2/09/31	Mexico	5,000,000	4,397,800
	Commonwealth Edison Co., first mortgage, Secured, 4.00%, 3/01/48	United States	3,500,000	3,734,059
	Dominion Energy Inc., senior unsecured note, Series B, 3.30%, 4/15/41	United States	4,000,000	3,640,850
	DTE Electric Co., Series B, 3.65%, 3/01/52	United States	4,000,000	4,055,420
	Duke Energy Corp., senior bond, 4.80%, 12/15/45	United States	4,115,000	4,419,716

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Electric Utilities (continued)
	Duke Energy Progress LLC, senior bond, 2.50%, 8/15/50	United States	6,150,000	$5,019,112
a	EDP Finance BV, senior note, 144A, 1.71%, 1/24/28	Netherlands	8,000,000	7,069,277
a	Enel Finance International NV, senior note, 144A, 3.625%, 5/25/27	Italy	8,000,000	7,966,294
	Exelon Corp., senior bond, 4.05%, 4/15/30	United States	10,000,000	10,336,368
	Georgia Power Co.,
	senior bond, 4.30%, 3/15/42	United States	3,745,000	3,796,881
	senior bond, 4.75%, 9/01/40	United States	5,898,000	6,239,191
	Public Service Electric and Gas Co., First Mortgage, 3.15%, 1/01/50	United States	3,150,000	2,936,405
	Virginia Electric and Power Co., senior note, 3.50%, 3/15/27	United States	7,100,000	7,226,298
a	Vistra Operations Co. LLC, senior secured note, first lien, 144A, 3.55%, 7/15/24	United States	12,400,000	12,291,603

				83,129,274

	Electronic Equipment, Instruments & Components 1.6%
	Flex Ltd., senior note, 3.75%, 2/01/26	Singapore	4,500,000	4,505,545
	Jabil Inc., senior note, 3.60%, 1/15/30	United States	5,400,000	5,240,647
	Teledyne FLIR LLC, senior unsecured note, 2.50%, 8/01/30	United States	6,500,000	5,929,882

				15,676,074

	Energy Equipment & Services 1.6%
	Baker Hughes a GE Co. LLC/Baker Hughes Co-Obligor Inc., senior bond, 4.08%, 12/15/47	United States	2,590,000	2,627,208
	Energy Transfer LP, Sr. Unsecured, 4.90%, 3/15/35	United States	2,700,000	2,738,939
a	Schlumberger Holdings Corp., senior bond, 144A, 4.30%, 5/01/29	United States	6,750,000	6,968,748
	The Williams Companies Inc., Sr. Unsecured, 3.50%, 10/15/51	United States	3,750,000	3,295,623

				15,630,518

	Entertainment 0.4%
a	Magallanes Inc., 144A, 5.05%, 3/15/42	United States	4,100,000	4,190,625

	Equity Real Estate Investment Trusts (REITs) 2.2%
	Essex Portfolio LP, senior bond, 2.65%, 3/15/32	United States	10,000,000	9,162,980
a	Global Net Lease Inc./Global Net Lease Operating Partnership LP, senior note, 144A, 3.75%, 12/15/27	United States	3,400,000	3,133,903
	Simon Property Group LP, senior note, 3.375%, 12/01/27	United States	9,000,000	8,956,882

				21,253,765

	Food & Staples Retailing 1.7%
a	Bimbo Bakeries USA Inc., 144A, 4.00%, 5/17/51	United States	2,700,000	2,525,021
	JBS Finance Luxembourg Sarl,
	[a] 144A, 2.50%, 1/15/27	United States	4,400,000	4,095,410
	[a] 144A, 3.625%, 1/15/32	Luxembourg	5,200,000	4,769,648
	The Kroger Co., senior bond, 4.45%, 2/01/47	United States	5,000,000	5,329,666

				16,719,745

	Health Care Providers & Services 4.4%
	Cigna Corp., senior bond, 4.90%, 12/15/48	United States	7,500,000	8,440,463
	Cigna Holding Co. 3.05%, 10/15/27	United States	1,100,000	1,092,065
	CVS Health Corp., senior bond, 5.30%, 12/05/43	United States	9,000,000	10,505,923
	HCA Inc., senior secured bond, first lien, 4.50%, 2/15/27	United States	9,490,000	9,815,599
	STERIS Irish FinCo UnLtd Co. 3.75%, 3/15/51	Ireland	6,600,000	6,163,562
	UnitedHealth Group Inc., Senior unsecured, 3.05%, 5/15/41	United States	8,200,000	7,656,148

				43,673,760

	Hotels, Restaurants & Leisure 2.7%
	Las Vegas Sands Corp.,
	Senior unsecured, 3.20%, 8/08/24	United States	12,000,000	11,465,158
	Senior unsecured, 3.90%, 8/08/29	United States	6,000,000	5,509,628

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Hotels, Restaurants & Leisure (continued)
	Marriott International Inc., senior bond, 3.125%, 6/15/26	United States	10,000,000	$9,895,489

				26,870,275

	Household Durables 0.8%
	Mohawk Industries Inc., senior bond, 3.625%, 5/15/30	United States	7,500,000	7,377,724

	Household Products 2.0%
a	Kimberly-Clark de Mexico SAB de CV, senior bond, 144A, 2.431%, 7/01/31	Mexico	10,375,000	9,415,105
	The Procter & Gamble Co., senior bond, 3.00%, 3/25/30	United States	10,000,000	10,068,313

				19,483,418

	Insurance 2.4%
	Aflac Inc., senior bond, 4.75%, 1/15/49	United States	7,000,000	8,028,454
	Arch Capital Group Ltd., senior bond, 3.635%, 6/30/50	Bermuda	5,800,000	5,331,632
	Berkshire Hathaway Finance Corp. 3.85%, 3/15/52	United States	1,650,000	1,689,354
	MetLife Inc., junior sub. bond, 6.40%, 12/15/66	United States	4,910,000	5,311,638
	The Allstate Corp., senior bond, 4.20%, 12/15/46	United States	3,100,000	3,311,588

				23,672,666

	Interactive Media & Services 1.2%
a	Tencent Holdings Ltd., senior note, 144A, 3.595%, 1/19/28	China	12,000,000	11,713,227

	Internet & Direct Marketing Retail 1.7%
	Alibaba Group Holding Ltd.,
	senior note, 2.125%, 2/09/31	China	3,600,000	3,135,032
	senior note, 3.40%, 12/06/27	China	8,000,000	7,859,170
	Amazon.com Inc., senior bond, 2.70%, 6/03/60	United States	6,400,000	5,304,903

				16,299,105

	IT Services 1.0%
	Fiserv Inc., senior bond, 4.40%, 7/01/49	United States	9,200,000	9,528,511

	Media 2.6%
	AT&T Inc., Sr. Unsecured, 3.55%, 9/15/55	United States	5,100,000	4,515,481
	Charter Communications Operating LLC/Charter Communications Operating Capital,
	senior bond, 2.80%, 4/01/31	United States	8,450,000	7,628,635
	senior secured note, 3.50%, 3/01/42	United States	3,500,000	2,903,522
	Comcast Corp., senior bond, 4.95%, 10/15/58	United States	6,000,000	7,131,037
	Fox Corp., senior bond, 5.476%, 1/25/39	United States	3,000,000	3,404,558

				25,583,233

	Metals & Mining 0.5%
a	Antofagasta PLC, senior note, 144A, 2.375%, 10/14/30	United Kingdom	5,000,000	4,434,975

	Multi-Utilities 1.1%
	Berkshire Hathaway Energy Co.,
	senior bond, 3.80%, 7/15/48	United States	8,600,000	8,532,684
	Sr. Unsecured, 5.15%, 11/15/43	United States	2,000,000	2,284,763

				10,817,447

	Oil, Gas & Consumable Fuels 5.8%
	Aker BP ASA,
	[a] senior bond, 144A, 4.00%, 1/15/31	Norway	3,350,000	3,342,744
	[a] senior note, 144A, 3.75%, 1/15/30	Norway	5,000,000	4,899,581
	Canadian Natural Resources Ltd., senior bond, 3.85%, 6/01/27	Canada	7,700,000	7,798,916
	Chevron Corp., senior bond, 3.078%, 5/11/50	United States	1,200,000	1,136,341
	Devon Energy Corp., Sr. Unsecured, 4.75%, 5/15/42	United States	2,700,000	2,863,052
a	EASTERN GAS TRAN, Senior unsecured, 144A, 3.90%, 11/15/49	United States	8,000,000	7,842,838

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Oil, Gas & Consumable Fuels (continued)
	Energy Transfer LP, Sr. Unsecured, 5.15%, 3/15/45	United States	3,800,000	$3,848,184
	Exxon Mobil Corp.,
	senior bond, 3.567%, 3/06/45	United States	5,000,000	4,865,088
	Sr. Unsecured, 3.452%, 4/15/51	United States	5,000,000	4,872,038
	Phillips 66 3.30%, 3/15/52	United States	3,600,000	3,176,970
	TransCanada PipeLines Ltd.,
	senior bond, 4.25%, 5/15/28	Canada	8,200,000	8,531,700
	senior note, 6.10%, 6/01/40	Canada	3,400,000	4,188,144

				57,365,596

	Paper & Forest Products 0.5%
	Suzano Austria GmbH, senior bond, 3.75%, 1/15/31	Austria	5,000,000	4,716,100

	Pharmaceuticals 2.4%
	AbbVie Inc., Senior unsecured, 4.05%, 11/21/39	United States	5,400,000	5,564,373
	Bristol-Myers Squibb Co.,
	senior bond, 4.125%, 6/15/39	United States	4,459,000	4,804,345
	senior bond, 5.00%, 8/15/45	United States	3,100,000	3,665,696
	Takeda Pharmaceutical Co. Ltd., Senior unsecured, 3.175%, 7/09/50	Japan	10,800,000	9,482,161

				23,516,575

	Real Estate Management & Development 0.3%
	ERP Operating LP, senior bond, 4.50%, 7/01/44	United States	3,000,000	3,272,443

	Road & Rail 0.8%
	Burlington Northern Santa Fe LLC, Sr. Unsecured, 5.75%, 5/01/40	United States	4,800,000	6,002,882
a	SMBC Aviation Capital Finance DAC, 144A, 1.90%, 10/15/26	Ireland	2,000,000	1,790,040

				7,792,922

	Software 0.7%
	Microsoft Corp., senior bond, 2.675%, 6/01/60	United States	3,600,000	3,116,340
	ServiceNow Inc., senior bond, 1.40%, 9/01/30	United States	5,000,000	4,255,199

				7,371,539

	Specialty Retail 2.8%
	AutoZone Inc., senior bond, 1.65%, 1/15/31	United States	4,000,000	3,415,568
a	GSK Consumer Healthcare Capital US LLC, 144A, 3.375%, 3/24/27	United States	5,300,000	5,305,893
	Home Depot Inc. 3.625%, 4/15/52	United States	3,900,000	3,877,624
	Lowe’s Cos Inc. 4.25%, 4/01/52	United States	8,000,000	8,287,446
	Nordstrom Inc.,
	senior unsecured note, 4.25%, 8/01/31	United States	1,600,000	1,461,128
	senior unsecured note, 4.375%, 4/01/30	United States	4,000,000	3,743,800
	Target Corp. 2.95%, 1/15/52	United States	1,000,000	921,515

				27,012,974

	Tobacco 1.5%
	Imperial Brands Finance PLC,
	[a] senior bond, 144A, 3.875%, 7/26/29	United Kingdom	3,400,000	3,339,574
	[a] senior note, 144A, 4.25%, 7/21/25	United Kingdom	11,765,000	11,878,946

				15,218,520

	Wireless Telecommunication Services 0.6%
a	Sprint Spectrum Co. LLC, senior secured bond, first lien, 144A, 5.152%, 9/20/29	United States	5,500,000	5,796,722

	Total Corporate Bonds & Notes (Cost $1,009,528,337)			937,627,149

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Franklin Liberty Investment Grade Corporate ETF (continued)

		Country	Principal Amount*	Value
	Discount Notes 0.2%
	U.S. Treasury Note 0.125%, 10/15/23	United States	2,000,000	$1,938,789

	Total Discount Notes (Cost $1,993,555)			1,938,789

	Total Investments before Short Term Investments (Cost $1,011,521,892)			939,565,938

	Short-Term Investments 2.0%
	U.S. Government & Agency Securities (Cost $19,440,000) 2.0%
b	Federal Home Loan Bank Discount Notes, 4/01/22	United States	19,440,000	19,440,000

	Total Short-Term Investments (Cost $19,440,000) 2.0%			19,440,000

	Total Investments (Cost $1,030,961,892) 97.7%			959,005,938
	Other Assets, less Liabilities 2.3%			22,595,889

	Net Assets 100.0%			$981,601,827

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $245,676,349, representing 25.0% of net assets.

bThe security was issued on a discount basis with no stated coupon rate.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
Ultra 10 Yr. U.S. Treasury Note	Short	64	$8,670,000	6/21/22	$248,998
U.S. Treasury 5 Yr. Note	Short	83	9,519,063	6/30/22	231,583
U.S. Treasury 10 Yr. Note	Short	119	14,622,125	6/21/22	390,305

Total Futures Contracts					$870,886

*As of year end.

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Financial Highlights

Franklin Liberty Senior Loan ETF

	Year Ended March 31,

	2022	2021		2020	2019[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.83	$22.85		$24.85	$25.00

Income from investment operations[b]:

Net investment income[c]	0.91	0.70		0.99	0.81

Net realized and unrealized gains (losses)	(0.23)	1.99		(1.90)	(0.21)

Total from investment operations	0.68	2.69		(0.91)	0.60

Less distributions from net investment income	(0.81)	(0.71)		(1.09)	(0.75)

Net asset value, end of year	$24.70	$24.83		$22.85	$24.85

Total return[d]	2.76%	11.91%		(3.92)%	2.44%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.58%	0.92%		0.97%	1.00%

Expenses net of waiver and payments by affiliates	0.45%	0.45%		0.45%	0.45%

Net investment income	3.72%	2.88%		4.02%	3.90%

Supplemental data

Net assets, end of year (000’s)	$292,722	$201,101		$54,833	$57,165

Portfolio turnover rate[f]	35.67% [g]	45.87%	[g]	51.48% [g]	10.62%

aFor the period May 30, 2018 (commencement of operations) to March 31, 2019.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	35.67%	45.87%	51.48%

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Schedule of Investments, March 31, 2022

Franklin Liberty Senior Loan ETF

		Country	Principal Amount*	Value
*	Corporate Bonds & Notes 2.1%
	Airlines 0.6%
a	American Airlines Inc./AAdvantage Loyalty IP Ltd., senior secured note, 144A, 5.50%, 4/20/26	United States	1,500,000	$1,513,358
a	Delta Air Lines Inc./SkyMiles IP Ltd., first lien, 144A, 4.50%, 10/20/25	United States	250,000	251,649

				1,765,007

	Chemicals 0.3%
a	SCIH Salt Holdings Inc., senior secured note, 144A, 4.875%, 5/01/28	United States	500,000	471,943
a	Unifrax Escrow Issuer Corp., senior bond, 144A, 5.25%, 9/30/28	United States	419,400	390,138

				862,081

	Commercial Services & Supplies 0.1%
a	MPH Acquisition Holdings LLC, senior secured, 144A, 5.50%, 9/01/28	United States	213,000	204,627

	Communications Equipment 0.1%
a	CommScope Inc., senior secured, 144A, 4.75%, 9/01/29	United States	288,500	266,107

	Construction Materials 0.1%
a	Cemex SAB de CV, senior secured note, 144A, 5.20%, 9/17/30	Mexico	375,000	373,699

	Containers & Packaging 0.1%
a	Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, senior secured note, 4.00% 144A, 10/15/27	United States	400,000	372,080

	Diversified Financial Services 0.2%
a	Altice France SA, senior secured note, 144A, 5.125%, 7/15/29	France	500,000	448,800
a	Vmed O2 UK Financing I PLC, senior secured bond, 144A, 4.25%, 1/31/31	United Kingdom	210,000	192,341

				641,141

	Media 0.1%
a	Diamond Sports Group LLC/Diamond Sports Finance Co., first lien, 144A, 5.375%, 8/15/26	United States	1,210,000	470,375
a	Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	44,444	44,540

				514,915

	Oil, Gas & Consumable Fuels 0.1%
	Cheniere Energy Inc., senior secured, 4.625%, 10/15/28	United States	150,000	150,694
a	Weatherford International Ltd., senior secured, 144A, 6.50%, 9/15/28	United States	44,600	46,161

				196,855

	Pharmaceuticals 0.3%
a	Endo Luxembourg Finance Co. I Sarl/Endo US Inc., 144A, 6.125%, 4/01/29	United States	925,000	845,177

	Specialty Retail 0.1%
a	Staples Inc., 144A, 7.50%, 4/15/26	United States	161,000	156,524

	Total Corporate Bonds & Notes (Cost $6,879,336)			6,198,213

b	Senior Floating Rate Interests 92.3%
	Aerospace & Defense 3.4%
	Dynasty Acquisition Co. Inc.,
	Initial Term B-1 Loan, 4.51%, 4/06/26	United States	2,337,092	2,303,006
	Initial Term B-2 Loan (CAD), 4.51%, 4/06/26	United States	1,256,501	1,238,175
	Madison IAQ LLC, Term Loan, 4.52%, 6/21/28	United States	2,335,701	2,305,535
	Peraton Corp., Term Loan B1, 4.50%, 2/01/28	United States	4,155,467	4,134,689

				9,981,405

	Air Freight & Logistics 0.9%
	Kenan Advantage Group Inc., 2021 Term Loan B1, 4.50%, 3/24/26	United States	2,567,590	2,537,908

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Airlines 4.0%
	AAdvantage Loyalty IP Ltd., 2021 Term Loan, 5.50%, 4/20/28	United States	1,024,129	$1,039,491
	Air Canada, 2021 Term Loan B, 4.25%, 8/11/28	Canada	2,165,116	2,147,070
	American Airlines Inc.,
	[c] 2018 Replacement Term Loans, 2.20%, 6/27/25	United States	2,533,130	2,391,439
	[c] 2017 Incremental Term Loan, TBD, zero cpn, 12/15/23	United States	500,000	494,793
	Kestrel Bidco Inc., Term Loan B, 4.00%, 12/11/26	Canada	3,161,063	3,055,041
	SkyMiles IP Ltd., Term Loan B, 4.75%, 10/20/27	United States	136,597	141,420
	United Airlines Inc., 2021 Term Loan B, 4.50%, 4/21/28	United States	2,489,388	2,464,320

				11,733,574

	Auto Components 0.7%
	Clarios Global LP, 2021 USD Term Loan B, 3.359%, 4/30/26	United States	1,955,327	1,933,819

	Auto Parts & Equipment 1.5%
	First Brands Group LLC, 2021 Term Loan, 6.00%, 3/30/27	United States	1,960,054	1,950,254
	Truck Hero Inc., 2021 Term Loan B, 4.00%, 1/31/28	United States	2,387,461	2,319,574

				4,269,828

	Automobile Manufacturers 0.7%
	American Trailer World Corp., Term Loan B, 4.50%, 3/03/28	United States	2,194,472	2,111,839

	Building Products 2.1%
	Allied Universal Holdco LLC, 2021 USD Incremental Term Loan B, 4.25%, 5/12/28	United States	2,767,016	2,728,222
	Solis IV BV, USD Term Loan B1, 4.00%, 2/26/29	Netherlands	1,800,000	1,766,817
	White Cap Buyer LLC, Term Loan, 4.25%, 10/19/27	United States	1,583,217	1,569,032

				6,064,071

	Casinos & Gaming 1.7%
c	Scientific Games Holdings LP, 2022 USD Term Loan B, TBD, 4/04/29	United States	2,283,425	2,265,889
	Twin River Worldwide Holdings Inc., 2021 Term Loan B, 3.75%, 10/02/28	United States	2,593,500	2,582,763

				4,848,652

	Chemicals 3.2%
	Hexion Holdings Corporation, 2022 USD Term Loan, 5.00%, 3/15/29	United States	1,800,000	1,764,000
	INEOS Styrolution US Holding LLC, 2021 USD Term Loan B, 3.25%, 1/29/26	United States	2,416,258	2,377,900
	LSF11 A5 Holdco LLC, Term Loan, 4.00%, 10/15/28	United States	1,300,000	1,283,913
c	PMHC II Inc., 2022 Term Loan B, TBD, 2/01/29	United States	2,200,000	2,104,663
	SCIH Salt Holdings Inc., 2021 Incremental Term Loan B, 4.75%, 3/16/27	United States	1,802,927	1,776,848

				9,307,324

	Commercial Services & Supplies 4.8%
	Amentum Government Services Holdings LLC, 2022 Term Loan, 4.50%, 2/15/29	United States	2,335,398	2,320,802
	APX Group Inc., 2021 Term Loan B, 4.00%, 7/10/28	United States	1,894,486	1,871,487
	Intrado Corp., Term B Loans, 5.00%, 10/10/24	United States	336,335	308,359
	KUEHG Corp., 2018 Incremental Term Loan, 4.76%, 2/21/25	United States	1,985,584	1,959,216
	PECF USS Intermediate Holding III Corporation, Term Loan B, 4.76%, 12/15/28	United States	2,238,339	2,221,361
	Prime Security Services Borrower LLC, 2021 Term Loan, 3.50%, 9/23/26	United States	2,650,271	2,634,819
	Spin Holdco Inc., 2021 Term Loan, 4.75%, 3/04/28	United States	2,682,244	2,666,406

				13,982,450

	Communications Equipment 0.5%
	CommScope Inc., Initial Term Loans, 3.71%, 4/06/26	United States	1,374,996	1,341,192

	Computer & Electronics Retail 0.7%
	Vision Solutions Inc., 2021 Incremental Term Loan, 4.75%, 4/24/28	United States	2,099,453	2,081,082

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Construction & Engineering 0.4%
	Brand Energy & Infrastructure Services Inc., 2017 Term Loan, 5.25%, 6/21/24	United States	1,092,714	$1,046,503

	Construction Materials 0.5%
	Cornerstone Building Brands Inc., 2021 Term Loan B, 3.75%, 4/12/28	United States	1,385,183	1,344,202

	Containers & Packaging 2.8%
	BWAY Holding Company, 2017 Term Loan B, 3.48%, 4/03/24	United States	2,811,539	2,777,857
	Charter NEX US Inc., 2021 Term Loan, 4.50%, 12/01/27	United States	2,074,797	2,066,042
	Klockner-Pentaplast of America Inc., 2021 Term Loan B, 5.55%, 2/12/26	Luxembourg	2,391,716	2,186,937
c	Reynolds Group Holdings Inc., 2021 Term Loan B, TBD, 9/20/28	United States	1,196,992	1,168,564

				8,199,400

	Diversified Banks 0.5%
	Aqgen Island Holdings Inc., Term Loan, 4.51%, 8/02/28	United States	1,502,563	1,493,172

	Diversified Financial Services 3.6%
	Amentum Government Services Holdings LLC, Term Loan B, 3.96%, 1/29/27	United States	1,518,658	1,504,733
	Astra Acquisition Corp., 2021 1st Lien Term Loan, 5.75%, 10/25/28	United States	498,750	485,346
	Asurion LLC,
	Term Loan B-8, 3.71%, 12/23/26	United States	1,089,555	1,067,535
	2021 2nd Lien Term Loan B3, 5.71%, 1/31/28	United States	819,599	804,846
	Replacement B-6 Term Loans, 3.58%, 11/03/23	United States	749,919	746,450
	2021 2nd Lien Term Loan B4, 5.71%, 1/20/29	United States	1,397,666	1,368,406
	Citadel Securities LP, 2021 Term Loan B, 2.93%, 2/02/28	United States	1,435,500	1,429,729
	Edelman Financial Center LLC, 2021 Term Loan B, 4.25%, 4/07/28	United States	2,388,326	2,364,944
	Jane Street Group LLC, 2021 Term Loan, 3.21%, 1/26/28	United States	927,773	917,145

				10,689,134

	Diversified Telecommunication Services 1.2%
	Altice France SA, USD TLB-13 Incremental Term Loans, FRN, 4.51%, 8/14/26	France	2,385,792	2,345,043
	Zayo Group Holdings Inc., Initial Dollar Term Loan, 3.46%, 3/09/27	United States	1,308,194	1,274,946

				3,619,989

	Electronic Equipment & Instruments 1.0%
	Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 5.75%, 7/27/28	United States	1,405,697	1,397,263
	Verifone Systems Inc., 2018 1st Lien Term Loan, 4.50%, 8/20/25	United States	1,660,537	1,639,780

				3,037,043

	Food Products 0.7%
	Shearer’s Foods Inc., 2021 Term Loan, 4.25%, 9/23/27	United States		—
	Triton Water Holdings Inc, Term Loan, 4.51%, 3/31/28	United States	2,023,116	1,977,232

				1,977,232

	Health Care Providers & Services 8.3%
	ADMI Corp.,
	2021 Term Loan B2, 3.88%, 12/23/27	United States	2,664,018	2,622,605
	2021 Incremental Term Loan B3, 4.00%, 12/23/27	United States	312,428	309,468
	CHG Healthcare Services Inc., 2021 Term Loan, 4.51%, 9/29/28	United States	1,810,083	1,796,507
	Gainwell Acquisition Corp., Term Loan B, FRN thereafter, 5.00%, 10/01/27	United States	2,907,439	2,907,439
	Global Medical Response Inc., 2018 New Term Loans, 5.25%, 3/14/25	United States	1,138,962	1,133,876
	Heartland Dental LLC, 2021 Incremental Term Loan, 4.45%, 4/30/25	United States	315,795	313,596
	Icon Luxembourg SARL,
	LUX Term Loan, 3.31%, 7/03/28	Luxembourg	712,087	709,641
	US Term Loan, 3.31%, 7/03/28	United States	177,417	176,807
	Medical Solutions Holdings Inc.,
	2021 First Lien Term Loan, 4.51%, 11/01/28	United States	1,501,231	1,490,910
	2021 Delayed Draw Term Loan, 3.50%, 11/01/28	United States	285,949	283,983

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Health Care Providers & Services (continued)
	Medline Borrower LP, USD Term Loan B, 3.75%, 10/23/28	United States	2,554,717	$2,532,197
	National Mentor Holdings Inc.,
	2021 Term Loan, 4.50%, 3/02/28	United States	1,977,031	1,917,987
	2021 Term Loan C, 4.76%, 3/02/28	United States	62,563	60,695
	Phoenix Guarantor Inc.,
	Tranche B-1 Term Loan, 3.71%, 3/05/26	United States	1,025,607	1,015,833
	2021 Term Loan B, 3.95%, 3/05/26	United States	790,882	783,677
	Radiology Partners Inc., 2018 1st Lien Term Loan B, 4.72%, 7/09/25	United States	1,124,138	1,111,694
	Team Health Holdings Inc., 1st Lien Term Loan, 3.75%, 2/06/24	United States	1,314,852	1,254,507
	U.S. Anesthesia Partners Inc., 2021 Term Loan, 4.75%, 10/01/28	United States	1,744,470	1,735,424
	U.S. Radiology Specialists Inc., 2020 Term Loan, 6.31%, 12/15/27	United States	1,288,101	1,285,821
	U.S. Renal Care Inc., 2019 Term Loan B, 5.46%, 6/26/26	United States	1,088,832	1,004,448

				24,447,115

	Health Care Services 0.7%
	MedAssets Software Intermediate Holdings Inc., 2021 Term Loan, 4.50%, 12/18/28	United States	2,118,473	2,100,593

	Home Furnishings 0.7%
	AI Aqua Merger Sub Inc.,
	[c] 2022 Term Loan B, TBD, zero cpn, 7/31/28	United States	426,667	422,801
	[c] 2022 Delayed Draw Term loan, TBD, zero cpn, 7/31/28	United States	96,970	96,091
	[c] 2021 1st Lien Term Loan B, 4.25%, 7/31/28	United States	1,498,333	1,486,399
	[c] 2021 1st Lien Delayed Draw Term Loan, TBD, zero cpn, 7/31/28	United States	26,667	26,455

				2,031,746

	Hotels Restaurants & Leisure 2.3%
	Caesars Resort Collection LLC,
	Term B-1 Loans, 3.96%, 7/21/25	United States	1,118,066	1,115,829
	Term B Loans, 3.21%, 12/23/24	United States	1,617,792	1,611,499
	Fertitta Entertainment LLC, 2022 Term Loan B, 4.50%, 1/27/29	United States	2,463,357	2,454,280
	Hilton Grand Vacations BWR LLC, 2021 Term Loan B, 3.50%, 8/02/28	United States	1,667,950	1,660,236

				6,841,844

	Insurance 2.1%
	Acrisure LLC,
	2021 First Lien Term Loan B, 4.75%, 2/15/27	United States	244,143	243,534
	Term Loan B, 3.96%, 2/15/27	United States	1,726,223	1,705,370
	Alliant Holdings Intermediate LLC,
	2021 Term Loan B4, 4.00%, 11/06/27	United States	757,843	754,107
	Initial Term Loan, 3.71%, 5/09/25	United States	927,713	918,686
	AssuredPartners Inc.,
	2020 February Refinancing Term Loans, 3.96%, 2/12/27	United States	1,667,289	1,649,366
	2021 Term Loan B, 4.00%, 2/12/27	United States	420,233	416,033
	2022 Term Loan, 4.00%, 2/12/27	United States	568,750	563,242

				6,250,338

	Interactive Media & Services 2.0%
	Arches Buyer Inc., 2021 Term Loan B, 3.75%, 12/06/27	United States	1,394,957	1,374,402
	Hunter Holdco 3 Limited, USD Term Loan B, 5.26%, 8/19/28	United Kingdom	1,895,153	1,890,415
	MH Sub I LLC,
	Initial Term Loans, 3.96%, 9/13/24	United States	1,292,718	1,279,073
	2020 June New Term Loans, 4.75%, 9/13/24	United States	1,334,158	1,321,771

				5,865,661

	IT Services 3.3%
	Deerfield Dakota Holding LLC, Term Loan B, 4.75%, 4/09/27	United States	2,677,850	2,668,089
	Dun and Bradstreet Corp., Term Loan B, 3.70%, 2/06/26	United States	987,046	979,555

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	IT Services (continued)
	Sedgwick Claims Management Services Inc., Initial Term Loans, 3.71%, 12/31/25	United States	2,270,201	$2,250,745
	Verscend Holding Corp., 2021 Term Loan B, 4.46%, 8/27/25	United States	3,702,019	3,697,392

				9,595,781

	Leisure Equipment & Products 0.2%
	Varsity Brands Inc., 2017 Term Loan B, 4.50%, 12/15/24	United States	497,398	478,176

	Machinery 1.3%
	Vertical US Newco Inc., (thyssenkrupp Elevator), Term Loan B, 4.02%, 7/30/27	United States	3,720,485	3,692,600

	Media 8.2%
	AMC Entertainment Holdings Inc., 2019 Term Loan B, 3.35%, 4/22/26	United States	247,449	221,477
	Cengage Learning Inc., 2021 Term Loan B, 5.75%, 7/14/26	United States	3,027,327	3,006,907
	Clear Channel Outdoor Holdings Inc., Term B Loan, 3.80%, 8/21/26	United States	2,939,279	2,894,279
	Crown Finance US Inc., 2018 USD Term Loan, 3.51%, 2/28/25	United States	1,309,522	1,014,113
	CSC Holdings LLC, March 2017 Incremental Term Loans, 2.65%, 7/17/25	United States	2,090,894	2,062,155
	Diamond Sports Group LLC,
	2022 First Priority Term Loan, 9.00%, 5/26/26	United States	461,521	469,439
	2022 2nd Lien Term Loan, 3.545%, 8/24/26	United States	931,770	322,919
	Gray Television Inc., 2021 Term Loan D, 3.23%, 12/01/28	United States	798,000	794,936
	McGraw-Hill Global Education Holdings LLC, 2021 Term Loan, 5.26%, 7/28/28	United States	1,498,175	1,484,834
d	Nexstar Broadcasting Inc., Term B-4 Loan, 2.73%, 9/18/26	United States	1,210,393	1,207,258
	Radiate Holdco LLC, 2021 Term Loan B, 4.00%, 9/25/26	United States	3,374,434	3,350,610
	Univision Communications Inc.,
	2022 Term Loan B, 4.00%, 1/31/29	United States	642,391	637,037
	2021 First Lien Term Loan B, 4.00%, 3/15/26	United States	2,565,693	2,555,006
	Virgin Media Bristol LLC, 2020 USD Term Loan Q, 3.65%, 1/31/29	United States	1,770,000	1,761,982
	William Morris Endeavor Entertainment LLC and IMG LLC, Term Loan B, 3.21%, 5/18/25	United States	2,307,944	2,272,852

				24,055,804

	Personal Products 1.8%
	Conair Holdings LLC, Term Loan B, 4.76%, 5/17/28	United States	2,163,873	2,133,038
	Sunshine Luxembourg VII SARL, 2021 Term Loan B3, 4.76%, 10/01/26	Luxembourg	3,136,584	3,120,415

				5,253,453

	Pharmaceuticals 4.3%
	Bausch Health Companies Inc.,
	[c] 2022 Term Loan B, TBD, zero cpn, 1/27/27	Canada	1,031,104	1,022,809
	Initial Term Loans, 3.46%, 6/02/25	United States	1,438,327	1,429,337
	eResearchTechnology Inc., 2020 1st Lien Term Loan, 5.50%, 2/04/27	United States	3,483,191	3,475,580
	Jazz Financing Lux S.a.r.l., USD Term Loan, 4.00%, 5/05/28	United States	2,203,410	2,198,044
	Organon & Co., USD Term Loan, 3.56%, 6/02/28	United States	1,458,702	1,453,232
	Parexel International Corporation, 2021 1st Lien Term Loan, 4.00%, 11/15/28	United States	1,593,548	1,583,876
	Pathway Vet Alliance LLC, 2021 Term Loan, 4.21%, 3/31/27	United States	797,980	791,500
	PetVet Care Centers LLC, 2021 Term Loan B3, 4.25%, 2/14/25	United States	730,401	727,892

				12,682,270

	Precious Metals & Minerals 0.2%
	Lucid Energy Group II Borrower LLC, 2021 Term Loan, 5.00%, 11/24/28	United States	600,000	595,815

	Real Estate Management & Development 0.7%
	Brookfield Property REIT Inc., 1st Lien Term Loan B, 2.96%, 8/27/25	United States	475,468	464,697
	Cushman & Wakefield U.S. Borrower LLC, Replacement Term Loan, 3.21%, 8/21/25	United States	1,601,179	1,582,829

				2,047,526

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Retail REITs 1.3%
	Great Outdoors Group LLC, 2021 Term Loan B1, 4.50%, 3/06/28	United States	3,479,987	$3,471,826
	Restoration Hardware Inc., Term Loan B, 3.00%, 10/20/28	United States	411,635	404,946

				3,876,772

	Soft Drinks 0.3%
	Naked Juice LLC,
	Term Loan, 3.75%, 1/24/29	United States	909,154	896,167
	Delayed Draw Term Loan, 3.75%, 1/24/29	United States	52,451	51,702

				947,869

	Software 14.5%
	Aptean Inc., 2019 Term Loan, 4.71%, 4/23/26	United States	698,149	693,039
	Athenahealth Inc.,
	2022 Term Loan B, 4.00%, 2/15/29	United States	3,334,783	3,305,603
	[c] 2022 Delayed Draw Term loan, TBD, zero cpn, 2/15/29	United States	565,217	560,272
	Cloudera Inc.,
	2021 Term Loan, 4.25%, 10/08/28	United States	1,533,333	1,517,042
	2021 Second Lien Term Loan, 6.50%, 10/08/29	United States	303,306	299,514
	Cornerstone OnDemand Inc., 2021 Term Loan, 4.25%, 10/16/28	United States	1,706,024	1,692,163
	DCert Buyer Inc.,
	2021 2nd Lien Term Loan, 7.457%, 2/19/29	United States	600,000	594,624
	Term Loan B, 4.457%, 10/16/26	United States	2,886,626	2,869,984
	Epicor Software Corporation, Term B Loans, 4.00%, 7/30/27	United States	2,812,137	2,793,422
	Finastra USA Inc., Dollar Term Loan, 4.50%, 6/13/24	United States	2,501,921	2,474,063
	GoTo Group Inc., Initial Term Loans, 5.22%, 8/31/27	United States	2,382,178	2,344,587
	Hyland Software Inc.,
	Term Loan, 4.25%, 7/01/24	United States	3,206,078	3,194,055
	2021 2nd Lien Term Loan, 7.00%, 7/07/25	United States	30,303	30,038
	Idera Inc., 2021 Term Loan, 4.50%, 3/02/28	United States	1,844,330	1,814,821
	Ivanti Software Inc.,
	2021 Term Loan B, 5.00%, 12/01/27	United States	1,594,500	1,575,565
	2021 Add On Term Loan B, 4.75%, 12/01/27	United States	140,004	137,904
	MA Finance Co., Tranche B-4 Term Loans, 5.25%, 6/05/25	United States	401,821	399,143
	McAfee LLC, 2022 USD Term Loan B, 4.50%, 3/01/29	United States	1,354,839	1,347,218
	Mitchell International Inc., 2021 Term Loan B, 4.25%, 10/15/28	United States	1,893,000	1,865,362
	Navicure Inc., 2019 Term Loan B, 4.46%, 10/22/26	United States	2,699,330	2,695,956
	Polaris Newco LLC, USD Term Loan B, 4.50%, 6/02/28	United States	3,402,890	3,382,898
	Quest Software US Holdings Inc., 2022 Term Loan, 4.75%, 2/01/29	United States	1,700,000	1,677,024
	RealPage Inc., 1st Lien Term Loan, 3.75%, 4/24/28	United States		—
	Sovos Compliance LLC,
	2021 Term Loan, 5.00%, 8/11/28	United States	1,659,219	1,659,228
	2021 Delayed Draw Term Loan, 4.50%, 8/11/28	United States	287,250	287,251
	The Ultimate Software Group Inc., 2021 Incremental Term Loans, 3.75%, 5/04/26	United States	2,469,289	2,452,732
	Ultimate Software Group Inc. (The),
	Term Loan B, 4.76%, 5/04/26	United States	299,233	298,485
	2021 2nd Lien Term Loan, 5.75%, 5/03/27	United States	570,096	567,514

				42,529,507

	Specialty Retail 3.4%
	IRB Holding Corp, 2022 Term Loan B, 3.75%, 12/15/27	United States	1,141,274	1,136,281
	Michaels Companies Inc., 2021 Term Loan B, 5.26%, 4/15/28	United States	1,998,910	1,880,085
	PetSmart Inc., 2021 Term Loan B, 4.50%, 2/11/28	United States	1,734,584	1,731,331
	SRS Distribution Inc.,
	2022 Incremental Term Loan, 4.00%, 6/02/28	United States	79,545	78,700
	2021 Term Loan B, 4.00%, 6/02/28	United States	1,679,497	1,661,308
	Staples Inc., 2019 Refinancing Term B-1 Loans, 5.32%, 4/16/26	United States	2,849,336	2,699,148

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Franklin Liberty Senior Loan ETF (continued)

		Country	Principal Amount*	Value
b	Senior Floating Rate Interests (continued)
	Specialty Retail (continued)
	Whatabrands LLC, 2021 Term Loan B, 3.75%, 8/03/28	United States	835,861	$826,897

				10,013,750

	Technology Hardware, Storage & Peripherals 1.2%
	Greeneden U.S. Holdings II LLC, Initial Dollar Term Loan, 4.75%, 12/01/27	United States	3,472,452	3,471,376

	Wireless Telecommunication Services 0.6%
	CCI Buyer Inc., Term Loan, 4.75%, 12/17/27	United States	1,895,970	1,873,853

	Total Floating Rate Loans (Cost $272,836,083)			270,251,668

	Asset-Backed Securities 0.7%
a,e	BlueMountain CLO 2018-3 Ltd., 2018-3A, C, 144A, 2.458%, 2,10/25/2030	United States	1,000,000	984,380
a,e	LCM XVIII LP, 2018A, CR, 144A, 2.104%, 2,04/20/2031	United States	1,000,000	982,112

	Total Asset-Backed Securities (Cost $1,996,875)			1,966,492

	Total Investments before Short Term Investments (Cost $281,659,319)			278,416,373

	Short Term Investments 5.1%
	U.S. Government & Agency Securities (Cost $15,000,000) 5.1%
f	Federal Home Loan Bank Discount Notes,4/01/22	United States	15,000,000	15,000,000

	Total Investments (Cost $296,659,319) 100.2%			293,416,373
	Other Assets, less Liabilities (0.2)%			(694,130)

	Net Assets 100.0%			$292,722,243

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $8,014,011, representing 2.7% of net assets.

bThe coupon rate shown represents the rate at period end.

cA portion or all of the security represents an unsettled loan commitment. The coupon rate is to-be determined (TBD) at the time of settlement and will be based upon a reference index/floor plus a spread.

dA portion or all of the security purchased on a delayed delivery basis.

eThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

fThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN TEMPLETON ETF TRUST

Consolidated Financial Highlights

Franklin Liberty Systematic Style Premia ETF

	Year Ended March 31,

	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$19.55	$23.16	$25.00

Income from investment operations[b]:

Net investment income[c]	0.14	0.23	0.11

Net realized and unrealized gains (losses)	1.82	(2.25)	(1.94)

Total from investment operations	1.96	(2.02)	(1.83)

Less distributions from:

Net investment income	(0.26)	(0.05)	(0.01)

Net realized gains	—	(1.54)	—

Total Distributions	(0.26)	(1.59)	(0.01)

Net asset value, end of year	$21.25	$19.55	$23.16

Total return[d]	10.09%	(8.70)%	(7.34)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.73%	1.14%	1.15%

Expenses net of waiver and payments by affiliates	0.63%	0.65%	0.65%

Net investment income	0.69%	1.08%	1.67%

Supplemental data

Net assets, end of year (000’s)	$55,258	$46,927	$50,948

Portfolio turnover rate[f]	189.89% [g]	171.16% [g]	60.95% [g]

aFor the period December 18, 2019 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	189.89%	171.16%	60.95%

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Consolidated Schedule of Investments, March 31, 2022

Franklin Liberty Systematic Style Premia ETF

		Country	Shares	Value
	Common Stocks 63.16%
	Aerospace & Defense 0.4%
	General Dynamics Corp.	United States	955	$230,327

	Air Freight & Logistics 0.9%
	Deutsche Post AG	Germany	3,908	189,366
	Expeditors International of Washington Inc.	United States	695	71,696
	FedEx Corp.	United States	1,031	238,563

				499,625

	Automobiles 0.3%
	Stellantis NV	United States	7,863	129,482
	Yamaha Motor Co. Ltd.	Japan	1,100	24,977

				154,459

	Banks 2.4%
	Banco Bilbao Vizcaya Argentaria SA	Spain	21,371	123,886
	Bank of Montreal	Canada	2,500	294,444
	Barclays PLC	United Kingdom	65,151	127,213
	BOC Hong Kong (Holdings) Ltd.	Hong Kong	15,000	56,887
	Canadian Imperial Bank of Commerce	Canada	500	60,746
	Hang Seng Bank Ltd.	Hong Kong	1,500	28,960
	Mediobanca Banca di Credito Finanziario SpA	Italy	2,398	24,600
	Mitsubishi UFJ Financial Group Inc.	Japan	46,800	293,158
	Mizuho Financial Group Inc.	Japan	8,400	108,447
	The Bank of Nova Scotia	Canada	2,900	208,030

				1,326,371

	Beverages 0.1%
	Heineken Holding NV	Netherlands	466	36,865

	Biotechnology 2.6%
	AbbVie Inc.	United States	3,614	585,865
	Gilead Sciences Inc.	United States	5,062	300,936
a	Regeneron Pharmaceuticals Inc.	United States	419	292,638
a	Vertex Pharmaceuticals Inc.	United States	1,006	262,536

				1,441,975

	Building Products 0.3%
	AGC Inc.	Japan	800	32,329
	Compagnie de Saint-Gobain	France	2,030	122,579
	Owens Corning	United States	402	36,783

				191,691

	Capital Markets 1.8%
	3i Group PLC	United Kingdom	3,860	70,567
	Ameriprise Financial Inc.	United States	450	135,162
	Goldman Sachs Group Inc.	United States	1,373	453,227
	SBI Holdings Inc.	Japan	1,000	25,541
	SEI Investments Co.	United States	470	28,299
	The Carlyle Group Inc.	United States	660	32,281
	UBS Group AG	Switzerland	14,143	278,864

				1,023,941

	Chemicals 1.9%
	Arkema SA	France	189	22,869
	Asahi Kasei Corp.	Japan	5,000	43,769
	Celanese Corp.	United States	435	62,148
	CF Industries Holdings Inc.	United States	878	90,487
b	Covestro AG, 144A	Germany	776	39,579
	Dow Inc.	United States	3,023	192,626

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Chemicals (continued)
	ICL Group Ltd.	Israel	2,954	$35,388
	LyondellBasell Industries NV, A	United States	1,072	110,223
	Mitsubishi Chemical Holdings Corp.	Japan	5,000	33,660
	Mosaic Co.	United States	1,597	106,201
	Nitto Denko Corp.	Japan	600	43,600
	Nutrien Ltd.	Canada	2,200	227,600
	Sumitomo Chemical Co. Ltd.	Japan	5,900	27,319
	Toray Industries Inc.	Japan	5,400	28,420

				1,063,889

	Commercial Services & Supplies 0.0%†
	Dai Nippon Printing Co. Ltd.	Japan	900	21,340

	Communications Equipment 0.3%
	Juniper Networks Inc.	United States	666	24,749
a	Nokia OYJ	Finland	21,104	117,066

				141,815

	Construction Materials 0.4%
	CRH PLC	Ireland	617	24,955
	HeidelbergCement AG	Germany	584	33,568
a	Holcim Ltd.	Switzerland	2,098	103,253
	James Hardie Industries PLC, CDI	United States	1,630	49,696

				211,472

	Consumer Finance 0.5%
	Ally Financial Inc.	United States	1,465	63,698
	Capital One Financial Corp.	United States	1,676	220,042

				283,740

	Distributors 0.3%
	Genuine Parts Co.	United States	574	72,336
	LKQ Corp.	United States	1,093	49,633
	Pool Corp.	United States	54	22,834

				144,803

	Diversified Financial Services 0.1%
	Investor AB, A	Sweden	1,973	46,661
	Sofina SA	Belgium	61	22,411

				69,072

	Diversified Telecommunication Services 1.6%
a	Liberty Global PLC, C	United Kingdom	1,344	34,823
	Nippon Telegraph & Telephone Corp.	Japan	4,700	137,273
	Orange SA	France	7,946	94,635
	Telefonica SA	Spain	21,067	102,867
	Verizon Communications Inc.	United States	9,777	498,041

				867,639

	Electric Utilities 0.7%
	CLP Holdings Ltd.	Hong Kong	6,500	63,370
	Endesa SA	Spain	1,267	27,877
	Exelon Corp.	United States	3,312	157,750
c	Fortum OYJ, Reg S	Finland	1,719	31,616
	NRG Energy Inc.	United States	985	37,785
	Power Assets Holdings Ltd.	Hong Kong	6,000	39,112
	Red Electrica Corp. SA	Spain	1,791	37,085

				394,595

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Electrical Equipment 1.0%
	ABB Ltd.	Switzerland	5,119	$167,824
	Emerson Electric Co.	United States	2,424	237,673
	Fuji Electric Co. Ltd.	Japan	500	25,376
	Mitsubishi Electric Corp.	Japan	7,300	84,803
a	Sensata Technologies Holding PLC	United States	648	32,951

				548,627

	Electronic Equipment, Instruments & Components 0.6%
a	Arrow Electronics Inc.	United States	281	33,335
	Kyocera Corp.	Japan	1,300	73,711
	Murata Manufacturing Co. Ltd.	Japan	1,000	66,875
	TE Connectivity Ltd.	Switzerland	1,331	174,334

				348,255

	Equity Real Estate Investment Trusts (REITs) 1.8%
	Ascendas REIT	Singapore	11,600	25,114
	Dexus	Australia	4,362	35,868
	Goodman Group	Australia	6,803	116,938
	GPT Group	Australia	7,832	30,466
	Link REIT	Hong Kong	8,700	74,431
	Public Storage	United States	649	253,292
	Scentre Group	Australia	17,202	39,399
	Segro PLC	United Kingdom	4,846	85,850
	Simon Property Group Inc.	United States	1,349	177,475
	Stockland	Australia	9,631	30,882
	Weyerhaeuser Co.	United States	3,097	117,376

				987,091

	Food & Staples Retailing 2.0%
	Carrefour SA	France	2,459	53,749
	Jeronimo Martins SGPS SA	Portugal	1,115	26,958
	Koninklijke Ahold Delhaize NV	Netherlands	4,051	131,232
	Loblaw Cos. Ltd.	Canada	700	62,869
	The Kroger Co.	United States	2,882	165,340
	Walgreens Boots Alliance Inc.	United States	2,947	131,937
	Walmart Inc.	United States	3,688	549,217

				1,121,302

	Food Products 1.0%
	Archer-Daniels-Midland Co.	United States	2,292	206,876
	Bunge Ltd.	United States	578	64,048
	Meiji Holdings Co. Ltd.	Japan	500	27,230
	The Hershey Co.	United States	582	126,078
	Tyson Foods Inc.	United States	1,222	109,528

				533,760

	Gas Utilities 0.2%
	Osaka Gas Co. Ltd.	Japan	1,600	27,577
	Tokyo Gas Co. Ltd.	Japan	1,600	29,423
	UGI Corp.	United States	797	28,868

				85,868

	Health Care Equipment & Supplies 0.4%
a	Edwards Lifesciences Corp.	United States	1,115	131,258
a	Hologic Inc.	United States	1,015	77,972

				209,230

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Health Care Providers & Services 1.5%
	Cigna Corp.	United States	1,345	$322,276
	HCA Healthcare Inc.	United States	1,028	257,637
a	Laboratory Corp. of America Holdings	United States	307	80,944
	McKesson Corp.	United States	610	186,739

				847,596

	Hotels, Restaurants & Leisure 1.5%
	Aristocrat Leisure Ltd.	Australia	2,416	66,585
	Dominos Pizza Inc.	United States	147	59,830
	McDonald’s Corp.	United States	2,263	559,595
	Yum! Brands Inc.	United States	1,216	144,132

				830,142

	Industrial Conglomerates 0.3%
	CK Hutchison Holdings Ltd.	Hong Kong	11,500	84,509
	Jardine Matheson Holdings Ltd.	Hong Kong	900	49,500
	Toshiba Corp.	Japan	1,600	61,298

				195,307

	Insurance 1.6%
	Aflac Inc.	United States	2,506	161,361
	American Financial Group Inc.	United States	290	42,230
	Assicurazioni Generali SpA	Italy	4,298	99,326
	Dai-ichi Life Holdings Inc.	Japan	3,900	80,297
	Fairfax Financial Holdings Ltd.	Canada	100	54,604
	Fidelity National Financial Inc.	United States	1,071	52,308
	MetLife Inc.	United States	2,871	201,774
	NN Group NV	Netherlands	1,065	54,343
	Principal Financial Group Inc.	United States	1,054	77,374
	Sompo Holdings Inc.	Japan	1,200	53,200

				876,817

	Interactive Media & Services 3.2%
a	Alphabet Inc., A	United States	125	347,669
a	Alphabet Inc., C	United States	294	821,139
a	Meta Platforms Inc., A	United States	2,613	581,027

				1,749,835

	Internet & Direct Marketing Retail 0.2%
	eBay Inc.	United States	2,434	139,371

	IT Services 2.6%
	Accenture PLC, A	Ireland	1,678	565,872
a	CGI Inc.	Canada	900	71,759
	Cognizant Technology Solutions Corp., A	United States	2,140	191,894
	Fujitsu Ltd.	Japan	800	121,376
a	Gartner Inc.	United States	340	101,137
	International Business Machines Corp.	United States	1,213	157,714
	NTT Data Corp.	Japan	2,500	49,804
	Paychex Inc.	United States	1,321	180,277

				1,439,833

	Leisure Products 0.1%
	Hasbro Inc.	United States	528	43,254

	Life Sciences Tools & Services 1.1%
	Agilent Technologies Inc.	United States	1,248	165,148
a	IQVIA Holdings Inc.	United States	782	180,806
a	Mettler-Toledo International Inc.	United States	95	130,453

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Life Sciences Tools & Services (continued)
	PerkinElmer Inc.	United States	469	$81,822
a	Waters Corp.	United States	248	76,977

				635,206

	Machinery 0.5%
	CNH Industrial NV	United Kingdom	4,047	64,819
	Dover Corp.	United States	417	65,427
	Minebea Mitsumi Inc.	Japan	1,400	31,074
	Snap-on Inc.	United States	218	44,795
	Techtronic Industries Co. Ltd.	Hong Kong	6,000	97,224

				303,339

	Marine 0.2%
	AP Moller-Maersk A/S, A	Denmark	12	35,810
	AP Moller-Maersk A/S, B	Denmark	22	67,033

				102,843

	Media 0.4%
	Dentsu Group Inc.	Japan	800	33,088
	Omnicom Group Inc.	United States	824	69,941
	The Interpublic Group of Cos. Inc.	United States	1,538	54,522
	WPP PLC	United Kingdom	4,729	62,451

				220,002

	Metals & Mining 1.5%
	Anglo American PLC	South Africa	2,465	128,929
	ArcelorMittal SA	Luxembourg	2,618	85,349
	BlueScope Steel Ltd.	Australia	2,009	31,471
	Nippon Steel Corp.	Japan	3,500	62,603
	Nucor Corp.	United States	1,184	176,002
	Rio Tinto PLC	Australia	3,804	304,569
	Steel Dynamics Inc.	United States	810	67,578

				856,501

	Multi-Utilities 0.9%
	DTE Energy Co.	United States	787	104,049
	E.ON SE	Germany	8,758	102,728
	Engie SA	France	7,101	94,290
	Sempra Energy	United States	1,034	173,836

				474,903

	Multiline Retail 0.8%
	Canadian Tire Corp. Ltd., A	Canada	200	30,224
	Target Corp.	United States	1,922	407,887

				438,111

	Oil, Gas & Consumable Fuels 3.0%
	BP PLC	United Kingdom	32,098	158,630
	ConocoPhillips	United States	269	26,900
	ENEOS Holdings Inc.	Japan	12,200	46,036
	Eni SpA	Italy	10,312	152,531
	Imperial Oil Ltd.	Canada	1,000	48,437
	INPEX Corp.	Japan	4,300	51,015
	OMV AG	Austria	590	28,484
	Repsol SA	Spain	5,963	79,112
	Shell PLC	Netherlands	20,673	573,915
	Suncor Energy Inc.	Canada	6,100	198,767

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
	TotalEnergies SE	France	5,454	$279,328

				1,643,155

	Paper & Forest Products 0.1%
	West Fraser Timber Co. Ltd.	Canada	400	32,940

	Personal Products 0.4%
	L’Oreal SA	France	319	129,143
	The Estee Lauder Cos Inc., A	United States	283	77,067

				206,210

	Pharmaceuticals 2.3%
	Bristol-Myers Squibb Co.	United States	6,228	454,831
	Otsuka Holdings Co. Ltd.	Japan	1,600	55,788
	Pfizer Inc.	United States	10,666	552,179
	Roche Holding AG, Bearer	Switzerland	127	55,892
	Roche Holding AG, Non-Voting	Switzerland	319	127,028

				1,245,718

	Professional Services 0.2%
	Adecco Group AG	Switzerland	642	29,308
	Randstad NV	Netherlands	473	28,756
	Robert Half International Inc.	United States	443	50,582

				108,646

	Real Estate Management & Development 0.8%
	Aroundtown SA	Germany	3,975	22,972
a	CBRE Group Inc., A	United States	1,357	124,193
	CK Asset Holdings Ltd.	Hong Kong	8,500	58,285
	Daiwa House Industry Co. Ltd.	Japan	900	23,735
	Henderson Land Development Co. Ltd.	Hong Kong	6,000	24,976
	Hongkong Land Holdings Ltd.	Hong Kong	4,900	24,010
	LEG Immobilien AG	Germany	295	33,890
	New World Development Co. Ltd.	Hong Kong	6,000	24,402
	Sun Hung Kai Properties Ltd.	Hong Kong	5,500	65,735
	Wharf Real Estate Investment Co. Ltd.	Hong Kong	5,000	24,804

				427,002

	Road & Rail 1.5%
	AMERCO	United States	39	23,281
	JB Hunt Transport Services Inc.	United States	345	69,272
	Knight-Swift Transportation Holdings Inc.	United States	634	31,992
	MTR Corp. Ltd.	Hong Kong	6,500	35,150
	Old Dominion Freight Line Inc.	United States	406	121,264
	Union Pacific Corp.	United States	1,984	542,049

				823,008

	Semiconductors & Semiconductor Equipment 4.0%
	Intel Corp.	United States	11,478	568,850
	Micron Technology Inc.	United States	4,749	369,900
a	ON Semiconductor Corp.	United States	1,177	73,692
a	Qorvo Inc.	United States	465	57,706
	QUALCOMM Inc.	United States	3,488	533,036
a	Renesas Electronics Corp.	Japan	5,100	60,171
	Texas Instruments Inc.	United States	3,040	557,779

				2,221,134

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Franklin Liberty Systematic Style Premia ETF (continued)

		Country	Shares	Value
	Common Stocks (continued)
	Software 6.1%
a	Cadence Design Systems Inc.	United States	1,168	$192,089
	Constellation Software Inc.	Canada	100	171,090
a	Dropbox Inc., A	United States	1,245	28,946
a	Fair Isaac Corp.	United States	110	51,311
	Intuit Inc.	United States	1,061	510,171
	Microsoft Corp.	United States	4,527	1,395,719
	Open Text Corp.	Canada	1,100	46,684
	Oracle Corp.	United States	1,520	125,750
	SAP SE	Germany	4,197	472,210
	SS&C Technologies Holdings Inc.	United States	911	68,343
a	Synopsys Inc.	United States	650	216,626
	The Sage Group PLC	United Kingdom	4,096	37,816
	Trend Micro Inc.	Japan	500	29,495

				3,346,250

	Specialty Retail 3.1%
	Advance Auto Parts Inc.	United States	258	53,396
a	AutoZone Inc.	United States	85	173,789
	Bath & Body Works Inc.	United States	1,079	51,576
	Best Buy Co. Inc.	United States	895	81,356
	Industria de Diseno Textil SA	Spain	1,501	33,034
	Kingfisher PLC	United Kingdom	8,346	28,065
	Lowe’s Cos Inc.	United States	2,224	449,671
a	O’Reilly Automotive Inc.	United States	273	186,994
	The Home Depot Inc.	United States	1,812	542,386
	Tractor Supply Co.	United States	166	38,740
a	Ulta Beauty Inc.	United States	215	85,617

				1,724,624

	Technology Hardware, Storage & Peripherals 0.5%
	Hewlett Packard Enterprise Co.	United States	5,366	89,666
	HP Inc.	United States	4,962	180,120

				269,786

	Textiles, Apparel & Luxury Goods 0.7%
	Burberry Group PLC	United Kingdom	1,622	35,750
	Gildan Activewear Inc.	Canada	800	30,032
	LVMH Moet Hennessy Louis Vuitton SE	France	388	280,351
	Pandora AS	Denmark	391	37,876

				384,009

	Tobacco 0.2%
	Imperial Brands PLC	United Kingdom	3,559	75,467
	Japan Tobacco Inc.	Japan	1,900	32,678

				108,145

	Trading Companies & Distributors 1.6%
a	AerCap Holdings NV	Ireland	545	27,403
	Ferguson PLC	United States	903	123,411
	ITOCHU Corp.	Japan	4,900	167,296
	Marubeni Corp.	Japan	6,400	75,192
	Mitsubishi Corp.	Japan	5,200	197,118
	Mitsui & Co. Ltd.	Japan	6,500	178,225
	Sumitomo Corp.	Japan	4,600	80,308
	Toyota Tsusho Corp.	Japan	800	33,351

				882,304

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Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Common Stocks (continued)
Wireless Telecommunication Services 0.7%
KDDI Corp.	Japan	6,400	$211,180
Vodafone Group PLC	United Kingdom	108,399	178,176

			389,356

Total Common Stocks (Cost $31,430,864)			34,903,099

Total Investments (Cost $31,430,864) 63.16%			34,903,099
Other Assets, less Liabilities 36.84%			20,355,215

Net Assets 100.0%			$55,258,314

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the value of this security was $39,579, representing 0.1% of net assets.

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At March 31, 2022, the value of this security was $31,616, representing 0.1% of net assets.

At March 31, 2022, the Fund had the following total return equity swap contracts outstanding. See Note 1(c).

Swaps

Description OTC Swap Contracts Short	Financing Rate	Payment Frequency	Counterparty	Maturity Date	Notional Amount	Unrealized Appreciation (Depreciation)
MSFTLSSP	1-month USD LIBOR	At Maturity	MSCS	4/21/22	24,824	878

At March 31, 2022 the Fund had the following forward exchange contracts outstanding. See Note 1(c).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts
Australian Dollar	MSCO	Buy	2,024,413	$1,485,368	6/15/22	$36,706	$—
Australian Dollar	MSCO	Buy	2,130,395	1,563,130	6/15/22	38,627	—
Australian Dollar	MSCO	Sell	2,130,395	1,565,879	6/15/22	—	(35,879)
Brazilian Real	MSCO	Buy	3,706,831	713,717	6/15/22	50,314	—
Brazilian Real	MSCO	Buy	200,318	38,489	6/15/22	2,800	—
Canadian Dollar	MSCO	Buy	1,784,528	1,392,503	6/15/22	35,942	—
Canadian Dollar	MSCO	Buy	697,060	550,674	6/15/22	7,296	—
Czech Koruna	MSCO	Buy	38,806,504	1,682,884	6/15/22	70,063	—
Czech Koruna	MSCO	Sell	351,211	15,558	6/15/22	—	(307)
Euro	MSCO	Sell	1,016,753	1,127,929	6/15/22	—	(6,412)
Euro	MSCO	Sell	298,372	330,559	6/15/22	—	(2,321)
Great British Pound	MSCO	Buy	1,035,491	1,363,150	6/15/22	—	(158)
Great British Pound	MSCO	Buy	452,157	595,447	6/15/22	—	(284)
Hungarian Forint	MSCO	Buy	714,098,062	2,050,653	6/15/22	91,480	—
Hungarian Forint	MSCO	Sell	471,892,664	1,386,207	6/15/22	—	(29,364)
Hungarian Forint	MSCO	Sell	714,098,062	2,097,697	6/15/22	—	(44,436)
Israeli Shekel	MSCO	Buy	1,322,400	409,658	6/15/22	5,606	—
Israeli Shekel	MSCO	Sell	11,636,234	3,581,702	6/15/22	—	(72,346)
Japanese Yen	MSCO	Sell	57,183,755	494,259	6/15/22	22,257	—
Japanese Yen	MSCO	Sell	213,281,806	1,800,513	6/15/22	40,058	—
Mexican Peso	MSCO	Buy	61,939,237	2,909,894	6/15/22	156,759	—
Mexican Peso	MSCO	Sell	31,585,166	1,507,098	6/15/22	—	(56,704)
New Zealand Dollar	MSCO	Buy	4,018,526	2,746,944	6/15/22	44,792	—

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Franklin Liberty Systematic Style Premia ETF (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Exchange Contracts (continued)
New Zealand Dollar	MSCO	Sell	5,672,608	$3,881,601	6/15/22	$—	$(59,253)
Norwegian Krone	MSCO	Buy	10,898,000	1,224,748	6/15/22	20,995	—
Norwegian Krone	MSCO	Sell	10,898,000	1,216,254	6/15/22	—	(29,489)
South African Rand	MSCO	Buy	11,974,500	793,576	6/15/22	18,511	—
Swedish Krona	MSCO	Buy	3,429,302	364,006	6/15/22	4,612	—
Swedish Krona	MSCO	Buy	15,907,993	1,688,567	6/15/22	21,393	—
Swedish Krona	MSCO	Sell	15,907,993	1,641,722	6/15/22	—	(68,238)
Swiss Franc	MSCO	Buy	696,831	754,511	6/15/22	4,990	—
Swiss Franc	MSCO	Buy	242,473	258,808	6/15/22	5,472	—

Total Forward Exchange Contracts						$678,673	$(405,191)

Net unrealized appreciation (depreciation)							$273,482

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
Australian 10 Yr. Bond	Long	92	$8,756,344	6/15/22	$(311,054)
Euro-OAT	Long	39	6,574,528	6/08/22	(320,720)
Euro-BTP	Long	28	4,308,938	6/08/22	(146,467)
EURO STOXX 50 Index	Long	77	3,275,320	6/17/22	2,408
S&P/TSX 60 Index	Long	6	1,265,378	6/16/22	38,771
Mex Bolsa Index	Long	39	1,109,433	6/17/22	53,287
FTSE/MIB Index	Long	8	1,086,214	6/17/22	27,539
FTSE 100 Index	Long	11	1,084,209	6/17/22	30,242
OMXS30 Index	Long	18	402,708	4/13/22	(12,576)
CAC 40 10 Euro	Long	3	222,224	4/14/22	1,503
IBEX 35 Index	Short	3	280,919	4/14/22	(1,316)
Nikkei 225 Mini	Short	3	687,868	6/09/22	(35,360)
DAX Index	Short	2	802,944	6/17/22	3,528
Euro-Bund	Short	8	1,412,265	6/08/22	21,145
S&P 500 E-Mini	Short	8	1,812,300	6/17/22	(71,980)
Canada 10 Yr. Bond	Short	21	2,195,076	6/21/22	95,454
SPI 200 Index	Short	17	2,386,950	6/16/22	(88,294)
SGX Nifty 50	Short	82	2,875,986	4/28/22	(13,478)
U.S. Treasury 10 Yr. Note	Short	66	8,109,750	6/21/22	222,643
Long Gilt, June	Short	61	9,736,670	6/28/22	127,823
Commodity Contracts
NY Harbor ULSD, May	Long	6	846,947	4/29/22	24,077
Soybean Oil, May	Long	20	839,280	5/13/22	29,850
Brent Crude, June	Long	8	837,680	4/29/22	18,356
Soybean, May	Long	10	809,125	5/13/22	6,137
Low Sulphur Gasoil, May	Long	8	806,400	5/12/22	28,786
WTI Crude, May	Long	8	802,240	4/20/22	(1,719)
Gasoline Rbob, May	Long	6	794,027	4/29/22	4,379
Cotton No. 2, May	Long	9	610,605	5/06/22	72,640
Gold 100 Ounce, June	Long	2	390,800	6/28/22	1,535
Silver, May	Long	2	251,330	5/26/22	(3,758)
Live Cattle, October	Long	4	231,080	10/31/22	1,508
Sugar No. 11, October	Long	6	129,965	9/30/22	11,205
Copper, September	Long	1	118,825	9/28/22	5,673

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Franklin Liberty Systematic Style Premia ETF (continued)

Futures Contracts (continued)

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Commodity Contracts (continued)
Cotton No. 2, December	Long	2	$111,280	12/07/22	$9,004
Cocoa, September	Long	4	107,760	9/15/22	(1,225)
Corn, September	Long	3	104,437	9/14/22	7,479
Lean Hog, August	Long	2	94,760	8/12/22	874
Coffee ‘C’, September	Long	1	84,637	9/20/22	(8,928)
Soybean Meal, December	Long	2	82,300	12/14/22	(852)
Soybean Oil, December	Long	2	76,248	12/14/22	570
Soybean, November	Long	1	71,025	11/14/22	(2,322)
Wheat, May	Long	1	50,300	5/13/22	(3,303)
Wheat, September	Long	1	49,450	9/14/22	10,310
Corn, May	Long	1	37,438	5/13/22	5,135
Cocoa, May	Short	1	26,500	5/13/22	(1,858)
Soybean Meal, May	Short	4	187,000	5/13/22	(8,092)
Platinum, July	Short	4	199,160	7/27/22	5,710
Copper, May	Short	2	237,550	5/26/22	(10,213)
Lean Hog, June	Short	5	241,250	6/14/22	(1,254)
Coffee ‘C’, May	Short	4	339,600	5/18/22	(16,774)
Natural Gas, May	Short	8	451,360	4/27/22	(58,099)
Sugar No. 11, May	Short	35	764,008	4/29/22	(75,195)
Live Cattle, June	Short	28	1,535,800	6/30/22	(22,522)

Total Futures Contracts					$(349,788)

*As of year end.

The following table represents the individual short positions and related values of the equity securities underlying the total return swap with Morgan Stanley Capital Services LLC as of March 31, 2022 , expiration date 4/22/22:

	Country	Shares	Value
Reference Entity – Short 100.00%
Automobiles & Components 4.28%
Aptiv PLC	United States	(1,226)	$(146,765)
BorgWarner Inc.	United States	(1,069)	(41,584)
Denso Corp.	Japan	(1,900)	(123,040)
Ferrari NV	Italy	(555)	(122,701)
Lear Corp.	United States	(264)	(37,644)
Lucid Group Inc., A	United States	(1,952)	(49,581)
Nissan Motor Co. Ltd.	Japan	(10,000)	(45,133)
Porsche Automobil Holding SE	Germany	(470)	(45,967)
Tesla Inc.	United States	(414)	(446,126)

			(1,058,541)

Banks 1.66%
Danske Bank A/S	Denmark	(3,051)	(51,388)
First Republic Bank	United States	(802)	(130,004)
Huntington Bancshares Inc.	United States	(6,314)	(92,311)
Skandinaviska Enskilda Banken AB, A	Sweden	(7,022)	(77,194)
Swedbank AB	Sweden	(3,971)	(60,080)

			(410,977)

Capital Goods 10.54%
Airbus SE	France	(2,645)	(324,785)
Alfa Laval AB	Sweden	(1,393)	(48,624)
Alstom SA	France	(1,396)	(33,038)

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Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Capital Goods (continued)
Assa Abloy AB, B	Sweden	(4,384)	$(119,909)
Atlas Copco AB, A	Sweden	(1,661)	(87,636)
Boeing Co.	United States	(1,810)	(346,615)
CAE Inc.	Canada	(1,500)	(39,078)
Epiroc AB, A	Sweden	(2,901)	(62,942)
Epiroc AB, B	Sweden	(1,694)	(31,001)
Ferrovial SA	Spain	(2,130)	(57,187)
Generac Holdings Inc.	United States	(287)	(85,314)
General Electric Co.	United States	(757)	(69,265)
HEICO Corp.	United States	(197)	(30,247)
HEICO Corp., A	United States	(331)	(41,981)
Howmet Aerospace Inc.	United States	(1,227)	(44,098)
Kone Oyj	Finland	(1,540)	(81,545)
Melrose Industries PLC	United Kingdom	(18,968)	(31,180)
MTU Aero Engines AG	Germany	(230)	(53,920)
Nibe Industrier AB	Sweden	(6,255)	(70,508)
Plug Power Inc.	United States	(2,514)	(71,926)
Rolls-Royce Holdings PLC	United Kingdom	(37,945)	(50,510)
Safran SA	France	(1,540)	(183,788)
Siemens Energy AG	Germany	(1,778)	(40,990)
Skanska AB, B	Sweden	(1,492)	(33,844)
SKF AB, B	Sweden	(1,672)	(27,620)
Smiths Group PLC	United Kingdom	(1,753)	(33,525)
Thales SA	France	(454)	(57,561)
TransDigm Group Inc.	United States	(236)	(153,763)
United Rentals Inc.	United States	(325)	(115,443)
Vestas Wind Systems A/S	Denmark	(4,890)	(146,107)
Vinci SA	France	(353)	(36,523)

			(2,610,473)

Commercial & Professional Services 0.82%
CoStar Group Inc.	United States	(1,745)	(116,234)
Rentokil Initial PLC	United Kingdom	(8,148)	(56,430)
Ritchie Bros Auctioneers Inc.	Canada	(500)	(29,558)

			(202,222)

Consumer Durables & Apparel 1.29%
adidas AG	Germany	(842)	(198,519)
Newell Brands Inc.	United States	(1,723)	(36,889)
Peloton Interactive Inc., A	United States	(1,321)	(34,901)
PulteGroup Inc.	United States	(1,183)	(49,568)

			(319,877)

Consumer Services 3.65%
Aramark	United States	(1,037)	(38,991)
Caesars Entertainment Inc.	United States	(991)	(76,664)
Carnival Corp.	United States	(3,738)	(75,582)
Darden Restaurants Inc.	United States	(601)	(79,903)
Evolution AB	Sweden	(790)	(82,065)
Flutter Entertainment PLC	Ireland	(759)	(88,673)
InterContinental Hotels Group PLC	United Kingdom	(816)	(55,761)
Las Vegas Sands Corp.	United States	(1,741)	(67,673)
MGM Resorts International	United States	(1,728)	(72,472)
Restaurant Brands International Inc.	Canada	(1,200)	(70,172)
Royal Caribbean Cruises Ltd.	United States	(1,027)	(86,042)
Sands China Ltd.	Macau	(14,400)	(34,900)
Whitbread PLC	United Kingdom	(900)	(33,855)
Wynn Resorts Ltd.	United States	(502)	(40,029)

			(902,782)

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Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Diversified Financials 2.32%
AGNC Investment Corp. REIT	United States	(2,379)	$(31,165)
Annaly Capital Management Inc. REIT	United States	(6,532)	(45,985)
Credit Suisse Group AG	Switzerland	(11,827)	(94,333)
EQT AB	Sweden	(1,342)	(53,583)
Euronext NV	Netherlands	(372)	(34,230)
Japan Exchange Group Inc.	Japan	(2,400)	(45,202)
Kinnevik AB, B	Sweden	(1,124)	(29,850)
London Stock Exchange Group PLC	United Kingdom	(1,429)	(149,880)
M&G PLC	United Kingdom	(11,458)	(33,371)
MarketAxess Holdings Inc.	United States	(169)	(57,494)

			(575,093)

Energy 2.22%
Cameco Corp.	Canada	(1,900)	(55,385)
Occidental Petroleum Corp.	United States	(4,343)	(246,422)
TC Energy Corp.	Canada	(4,400)	(248,384)

			(550,191)

Food & Staples Retailing 0.53%
Aeon Co. Ltd.	Japan	(2,900)	(62,348)
HelloFresh SE	Germany	(751)	(34,226)
Ocado Group PLC	United Kingdom	(2,208)	(34,043)

			(130,617)

Food, Beverage & Tobacco 0.93%
Brown-Forman Corp.	United States	(1,386)	(92,890)
Mowi ASA	Norway	(1,954)	(53,185)
Orkla ASA	Norway	(3,306)	(29,627)
Swedish Match AB	Sweden	(7,211)	(54,844)

			(230,546)

Health Care Equipment & Services 4.31%
DaVita Inc.	United States	(299)	(33,820)
Dexcom Inc.	United States	(414)	(211,802)
Fisher & Paykel Healthcare Corp. Ltd.	New Zealand	(2,614)	(44,272)
Fresenius Medical Care AG & Co. KGaA	Germany	(899)	(60,777)
Humana Inc.	United States	(565)	(245,871)
Insulet Corp.	United States	(324)	(86,310)
M3 Inc.	Japan	(2,100)	(77,322)
Masimo Corp.	United States	(235)	(34,202)
Novocure Ltd.	United States	(444)	(36,785)
Olympus Corp.	Japan	(4,900)	(94,427)
Ramsay Health Care Ltd.	Australia	(813)	(39,776)
SARTORIUS AG	Germany	(116)	(51,846)
Teladoc Health Inc.	United States	(691)	(49,842)

			(1,067,052)

Household & Personal Products 2.67%
Clorox Co.	United States	(559)	(77,718)
Essity AB, B	Sweden	(2,693)	(64,208)
Kimberly-Clark Corp.	United States	(1,482)	(182,523)
Reckitt Benckiser Group PLC	United Kingdom	(3,129)	(240,267)
Shiseido Co. Ltd.	Japan	(1,900)	(97,336)

			(662,052)

Insurance 4.17%
Admiral Group PLC	United Kingdom	(869)	(29,325)
Ageas SA/NV	Belgium	(748)	(38,151)
Alleghany Corp.	United States	(60)	(50,820)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Insurance (continued)
Aviva PLC	United Kingdom	(16,771)	$(99,830)
Insurance Australia Group Ltd.	Australia	(10,616)	(34,918)
Lincoln National Corp.	United States	(749)	(48,955)
Phoenix Group Holdings PLC	United Kingdom	(3,159)	(25,538)
Progressive Corp.	United States	(2,605)	(296,944)
Prudential PLC	United Kingdom	(13,124)	(195,952)
QBE Insurance Group Ltd.	Australia	(6,447)	(55,676)
Tryg A/S	Denmark	(1,574)	(38,671)
Willis Towers Watson PLC	United States	(500)	(118,110)

			(1,032,890)

Materials 7.70%
Agnico Eagle Mines Ltd.	Canada	(2,100)	(128,618)
Air Products and Chemicals Inc.	United States	(993)	(248,161)
Antofagasta PLC	United Kingdom	(1,816)	(40,002)
Boliden AB	Sweden	(1,252)	(64,230)
Chr. Hansen Holding A/S	Denmark	(466)	(34,622)
Croda International PLC	United Kingdom	(605)	(62,770)
Ecolab Inc.	United States	(1,107)	(195,452)
First Quantum Minerals Ltd.	Canada	(2,800)	(97,021)
Freeport-McMoRan Inc.	United States	(6,904)	(343,405)
Givaudan SA	Switzerland	(40)	(166,346)
International Flavors & Fragrances Inc.	United States	(1,152)	(151,292)
Nippon Paint Holdings Co. Ltd.	Japan	(3,800)	(33,875)
Northern Star Resources Ltd.	Australia	(5,177)	(41,753)
Pan American Silver Corp.	Canada	(1,000)	(27,317)
RPM International Inc.	United States	(573)	(46,665)
Svenska Cellulosa AB SCA, B	Sweden	(2,617)	(51,515)
Umicore SA	Belgium	(867)	(37,969)
Wheaton Precious Metals Corp.	Canada	(2,100)	(99,952)
Yara International ASA	Norway	(717)	(36,244)

			(1,907,209)

Media & Entertainment 8.00%
Activision Blizzard Inc.	United States	(749)	(60,002)
AMC Entertainment Holdings Inc., A	United States	(2,417)	(59,555)
Cable One Inc.	United States	(24)	(35,142)
Informa PLC	United Kingdom	(6,488)	(51,408)
Liberty Broadband Corp.	United States	(633)	(85,658)
Match Group Inc.	United States	(743)	(80,794)
Netflix Inc,	United States	(959)	(359,232)
News Corp., A	United States	(1,665)	(36,880)
Nexon Co Ltd.	Japan	(2,000)	(48,313)
Nintendo Co. Ltd.	Japan	(500)	(254,047)
Paramount Global, B	United States	(2,468)	(93,315)
Pearson PLC	United Kingdom	(3,140)	(31,032)
Pinterest Inc., A	United States	(2,589)	(63,715)
Roku Inc.	United States	(542)	(67,896)
Sea Ltd. ADR	Taiwan	(1,400)	(167,706)
Snap Inc.	United States	(5,190)	(186,788)
Take-Two Interactive Software Inc.	United States	(556)	(85,480)
Twitter Inc.	United States	(3,563)	(137,853)
Zoominfo Technologies Inc.	United States	(1,291)	(77,124)

			(1,981,940)

Pharmaceuticals, Biotechnology & Life Sciences 6.11%
Alnylam Pharmaceuticals Inc.	United States	(545)	(88,993)
Argenx SE	Netherlands	(205)	(64,436)
AstraZeneca PLC	United Kingdom	(2,594)	(346,047)
BioMarin Pharmaceutical Inc.	United States	(818)	(63,068)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Chugai Pharmaceutical Co. Ltd.	Japan	(3,000)	$(101,265)
Daiichi Sankyo Co. Ltd.	Japan	(7,700)	(170,019)
Eisai Co. Ltd.	Japan	(1,100)	(51,386)
Elanco Animal Health Inc.	United States	(1,997)	(52,102)
Exact Sciences Corp.	United States	(822)	(57,474)
Incyte Corp.	United States	(857)	(68,063)
Jazz Pharmaceuticals PLC	United States	(300)	(46,701)
Sartorius Stedim Biotech	France	(121)	(50,150)
Seagen Inc.	United States	(617)	(88,879)
Takeda Pharmaceutical Co. Ltd.	Japan	(7,100)	(204,620)
Viatris Inc.	United States	(5,510)	(59,949)

			(1,513,152)

Real Estate 5.19%
Boston Properties Inc. REIT	United States	(665)	(85,652)
Digital Realty Trust Inc.	United States	(1,295)	(183,631)
Equinix Inc.	United States	(407)	(301,839)
Host Hotels & Resorts Inc.	United States	(3,206)	(62,293)
Mitsui Fudosan Co. Ltd.	Japan	(3,900)	(84,185)
Realty Income Corp. REIT	United States	(2,542)	(176,161)
SBA Communications Corp. REIT	United States	(485)	(166,888)
Unibail-Rodamco-Westfield REIT	France	(543)	(41,192)
Ventas Inc. REIT	United States	(1,801)	(111,230)
Vornado Realty Trust REIT	United States	(734)	(33,265)
Zillow Group Inc., C	United States	(783)	(38,594)

			(1,284,930)

Retailing 3.01%
Carvana Co.	United States	(370)	(44,137)
Delivery Hero SE	South Korea	(752)	(33,351)
Doordash Inc.	United States	(556)	(65,158)
Etsy Inc.	United States	(579)	(71,958)
Fast Retailing Co. Ltd.	Japan	(300)	(155,691)
Just Eat Takeaway.com NV	United Kingdom	(859)	(29,395)
MercadoLibre Inc.	Brazil	(205)	(243,844)
Pan Pacific International Holdings Corp.	Japan	(1,900)	(30,744)
Rakuten Group Inc.	Japan	(4,000)	(31,868)
Wayfair Inc.	United States	(361)	(39,992)

			(746,138)

Semiconductors & Semiconductor Equipment 4.57%
Advanced Micro Devices Inc.	United States	(1,618)	(176,912)
ASM International NV	Netherlands	(200)	(73,902)
Enphase Energy Inc.	United States	(620)	(125,104)
Lam Research Corp.	United States	(648)	(348,371)
Lasertec Corp.	Japan	(300)	(51,374)
Marvell Technology Inc.	United States	(3,846)	(275,797)
SolarEdge Technologies Inc.	United States	(250)	(80,592)

			(1,132,052)

Software & Services 18.43%
Adyen NV	Netherlands	(83)	(167,061)
Amadeus IT Group SA	Spain	(2,009)	(132,286)
Avalara Inc.	United States	(413)	(41,098)
Bill.com Holdings Inc.	United States	(373)	(84,593)
Cloudflare Inc., A	United States	(1,224)	(146,513)
Coupa Software Inc.	United States	(365)	(37,095)
Crowdstrike Holdings Inc., A	United States	(908)	(206,189)
Datadog Inc., A	United States	(1,043)	(157,983)
DocuSign Inc.	United States	(899)	(96,301)

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CONSOLIDATED SCHEDULE OF INVESTMENTS

Franklin Liberty Systematic Style Premia ETF (continued)

	Country	Shares	Value
Reference Entity – Short (continued)
Software & Services (continued)
Fidelity National Information Services Inc.	United States	(2,725)	$(273,644)
Fiserv Inc.	United States	(2,655)	(269,217)
FleetCor Technologies Inc.	United States	(348)	(86,673)
GoDaddy Inc., A	United States	(740)	(61,938)
MongoDB Inc.	United States	(290)	(128,641)
Okta Inc., A	United States	(694)	(104,766)
Palantir Technologies Inc.	United States	(7,841)	(107,657)
PayPal Holdings Inc.	United States	(3,278)	(379,101)
RingCentral Inc., A	United States	(361)	(42,313)
Shopify Inc., A	Canada	(500)	(338,445)
Snowflake Inc.	United States	(1,017)	(233,025)
Splunk Inc.	United States	(799)	(118,739)
Square Inc., A	United States	(2,435)	(330,186)
Twilio Inc., A	United States	(795)	(131,024)
Visa Inc., A	United States	(1,585)	(351,505)
Workday Inc., A	United States	(876)	(209,767)
Worldline SA	France	(1,074)	(47,184)
Zendesk Inc.	United States	(554)	(66,641)
Zoom Video Communications Inc., A	United States	(1,009)	(118,285)
Zscaler Inc.	United States	(398)	(96,029)

			(4,563,899)

Technology Hardware & Equipment 0.59%
Logitech International SA	Switzerland	(785)	(59,030)
NetApp Inc.	United States	(1,044)	(86,652)

			(145,682)

Telecommunication Services 2.27%
Cellnex Telecom SA	Spain	(2,287)	(111,226)
Lumen Technologies Inc.	United States	(3,871)	(43,626)
Rogers Communications Inc.	Canada	(1,500)	(84,977)
SoftBank Corp.	Japan	(12,700)	(149,418)
T-Mobile US Inc.	United States	(384)	(49,286)
Tele2 AB, B	Sweden	(2,131)	(32,539)
Telenor ASA	Norway	(3,119)	(45,212)
Telia Co. AB	Sweden	(11,377)	(46,072)

			(562,356)

Transportation 2.30%
Central Japan Railway Co.	Japan	(700)	(92,074)
East Japan Railway Co.	Japan	(1,400)	(82,010)
Kuehne + Nagel International AG	Switzerland	(232)	(66,329)
Lyft Inc., A	United States	(1,247)	(47,885)
Uber Technologies Inc.	United States	(6,820)	(243,338)
West Japan Railway Co.	Japan	(900)	(37,750)

			(569,386)

Utilities 2.43%
APA Group	Australia	(5,363)	(42,972)
EDP Renovaveis SA	Spain	(1,316)	(34,175)
Iberdrola SA	Spain	(25,946)	(286,379)
Northland Power Inc.	Canada	(1,000)	(33,273)
Orsted AS	Denmark	(897)	(113,941)
PPL Corp.	United States	(3,223)	(92,049)

			(602,789)

Total Value of Reference Entity – Morgan Stanley Capital Services LLC			$(24,762,846)

See Abbreviations on page 240.

See Note 12 regarding other derivative information.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty U.S. Core Bond ETF

	Year Ended March 31,

	2022	2021	2020[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$25.14	$25.44	$25.00

Income from investment operations[b]:

Net investment income[c]	0.45	0.51	0.29

Net realized and unrealized gains (losses)	(1.61)	0.03	0.49

Total from investment operations	(1.16)	0.54	0.78

Less distributions from:

Net investment income	(0.50)	(0.65)	(0.31)

Net realized gains	(0.05)	(0.19)	(0.03)

Total Distributions	(0.55)	(0.84)	(0.34)

Net asset value, end of year	$23.43	$25.14	$25.44

Total return[d]	(4.72)%	2.07%	3.12%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.16%	0.17%	0.19%

Expenses net of waiver and payments by affiliates	0.15%	0.15%	0.15%

Net investment income	1.80%	1.95%	2.14%

Supplemental data

Net assets, end of year (000’s)	$1,509,961	$1,460,597	$853,532

Portfolio turnover rate[f]	69.88% [g]	90.99% [g]	126.68% [g]

aFor the period September 17, 2019 (commencement of operations) to March 31, 2020.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	69.88%	90.99%	126.68%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty U.S. Core Bond ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 26.0%
	Aerospace & Defense 0.3%
	The Boeing Co., Sr. Unsecured note, 3.50%, 3/01/39	United States	5,000,000	$4,319,493

	Air Freight & Logistics 0.1%
	FedEx Corp., senior bond, 4.05%, 2/15/48	United States	2,000,000	1,981,794

	Airlines 1.1%
	American Airlines 2016-3 Class A Pass Through Trust 3.25%, 4/15/30	United States	4,552,817	4,088,166
a	Delta Air Lines Inc./SkyMiles IP Ltd., first lien, 144A, 4.50%, 4.50%, 10/20/25	United States	7,700,000	7,750,794
	United Airlines 2019-2 Class A Pass Through Trust, Series A, 2.90%, 11/01/29	United States	2,325,209	2,115,340
	United Airlines 2020-1 Class A Pass Through Trust, Series 20-1, 5.875%, 4/15/29	United States	87,507	90,724
	United Airlines 2020-1 Class B Pass Through Trust, 2020-1 Class B, 4.875%, 7/15/27	United States	2,073,600	2,049,461

				16,094,485

	Banks 3.1%
a	Banco de Chile, Sr. Unsecured , 144A, 2.99%, 12/09/31	Chile	1,200,000	1,109,106
	Bancolombia SA, senior note, 3.00%, 1/29/25	Colombia	1,100,000	1,071,180
	Bank of America Corp.,
	Sr. Unsecured , 1.922%, 10/24/31	United States	1,500,000	1,304,695
	Sr. Unsecured note, 2.592%, 4/29/31	United States	3,000,000	2,772,839
	Citigroup Inc.,
	3.057%, 1/25/33	United States	1,800,000	1,683,715
	senior bond, 5.875%, 1/30/42	United States	1,100,000	1,374,406
	sub. bond, 4.45%, 9/29/27	United States	1,500,000	1,549,736
	subordinate, 4.125%, 7/25/28	United States	2,300,000	2,339,400
	HSBC Holdings PLC,
	senior note, 2.013% to 9/22/27, FRN thereafter, 9/22/28	United Kingdom	4,100,000	3,722,274
	senior note, 2.357% to 8/18/30, FRN thereafter, 8/18/31	United Kingdom	1,300,000	1,155,404
	Industrial & Commercial Bank of China Ltd., senior note, 3.538%, 11/08/27	China	1,200,000	1,219,686
	JPMorgan Chase & Co.,
	senior bond, 2.522% to 4/22/30, FRN thereafter, 4/22/31	United States	2,000,000	1,856,380
	Sr. Unsecured , 1.953%, 2/04/32	United States	2,000,000	1,754,153
	subordinated, 2.956%, to 5/13/30 FRN thereafter, 5/13/31	United States	5,000,000	4,687,158
	Merrill Lynch & Co. Inc., sub. bond, 7.75%, 5/14/38	United States	2,800,000	3,919,001
a	Societe Generale SA, Sr. Unsecured , 144A, 1.792%, 6/09/27	France	2,300,000	2,075,698
	Truist Bank, sub. Bond, 2.25%, 3/11/30	United States	4,300,000	3,946,265
a	UniCredit SpA, Sr. Unsecured , 144A, 1.982%, 6/03/27	Italy	2,100,000	1,895,711
	Wells Fargo & Co., senior bond, 2.879% to 10/30/29, FRN thereafter, 10/30/30	United States	7,700,000	7,326,809

				46,763,616

	Beverages 0.3%
	Anheuser-Busch InBev Worldwide Inc.,
	senior bond, 3.50%, 6/01/30	United States	2,400,000	2,437,055
	senior bond, 5.55%, 1/23/49	United States	1,200,000	1,468,878

				3,905,933

	Biotechnology 0.4%
	AbbVie Inc., senior bond, 4.75%, 3/15/45	United States	5,000,000	5,464,619
	Bio-Rad Laboratories Inc. 3.30%, 3/15/27	United States	500,000	492,817

				5,957,436

	Building Products 0.6%
	Carrier Global Corp., senior note, 3.577%, 4/05/50	United States	2,300,000	2,112,356
	MDC Holdings Inc. 2.50%, 1/15/31	United States	4,000,000	3,498,353

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Building Products (continued)
	NVR Inc., Sr. Unsecured , 3.00%, 5/15/30	United States	4,500,000	$4,206,385

				9,817,094

	Capital Markets 0.7%
	Morgan Stanley,
	senior note, 3.622% to 4/01/30, FRN thereafter, 4/01/31	United States	4,300,000	4,283,167
	sub. bond, 3.95%, 4/23/27	United States	3,600,000	3,664,508
	The Goldman Sachs Group Inc., senior bond, 3.691% to 6/05/27, FRN thereafter, 6/05/28	United States	2,500,000	2,505,803

				10,453,478

	Chemicals 0.7%
	CF Industries Inc. 5.15%, 3/15/34	United States	4,800,000	5,342,304
a	International Flavors & Fragrances Inc., Sr. Unsecured, 144A, 2.30%, 11/01/30	United States	6,500,000	5,812,614

				11,154,918

	Commercial Services & Supplies 0.3%
	Boardwalk Pipelines LP, senior note, 4.80%, 5/03/29	United States	3,950,000	4,089,912

	Containers & Packaging 0.2%
	Bemis Co. Inc., senior note, 2.63%, 6/19/30	United States	3,500,000	3,231,207

	Diversified Consumer Services 0.3%
	Kohl’s Corp., Sr. Unsecured note, 3.375%, 5/01/31	United States	5,000,000	4,834,707

	Diversified Financial Services 0.2%
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.40%, 10/29/33	Ireland	3,500,000	3,144,078

	Diversified Telecommunication Services 1.4%
	America Movil SAB de CV, Sr. Unsecured note, 2.875%, 5/07/30	Mexico	3,800,000	3,633,699
	AT&T Inc., Sr. Unsecured , 3.50%, 6/01/41	United States	4,000,000	3,693,260
	France Telecom SA, senior bond, 9.00%, 3/01/31	France	4,300,000	5,982,739
	Verizon Communications Inc.,
	Sr. Unsecured note, 1.75%, 1/20/31	United States	5,000,000	4,366,295
	Sr. Unsecured note, 2.85%, 9/03/41	United States	3,900,000	3,444,350

				21,120,343

	Education Services 0.5%
	Rockefeller University, Series 2020, Unsecured, 3.75%, 7/01/51	United States	7,000,000	7,007,026

	Electric Utilities 2.6%
	Baltimore Gas and Electric Co., senior bond, 3.50%, 8/15/46	United States	1,400,000	1,359,416
a	Comision Federal de Electricidad, 144A, 3.348%, 2/09/31	Mexico	3,800,000	3,342,328
	Duke Energy Corp., senior bond, 3.75%, 9/01/46	United States	6,400,000	6,059,847
a	EDP Finance BV, senior note, 144A, 1.71%, 1/24/28	Netherlands	4,500,000	3,976,469
	Enel Finance International NV,
	[a] 144A, 2.25%, 7/12/31	Italy	3,500,000	3,105,421
	[a] senior bond, 144A, 3.50%, 4/06/28	Netherlands	2,700,000	2,671,168
	Exelon Corp., senior bond, 4.05%, 4/15/30	United States	3,000,000	3,100,910
	Georgia Power Co., senior bond, 4.75%, 9/01/40	United States	1,400,000	1,480,988
	MidAmerican Energy Co., secured bond, 3.65%, 8/01/48	United States	1,100,000	1,094,668
a	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara, senior bond, 144A, 4.875%, 7/17/49	Indonesia	750,000	725,014
a	State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	3,300,000	3,328,091
	The Southern Co., senior bond, 3.70%, 4/30/30	United States	4,000,000	4,016,984
	Virginia Electric and Power Co., senior bond, 3.80%, 9/15/47	United States	5,100,000	5,114,602

				39,375,906

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Electronic Equipment, Instruments & Components 0.8%
	Flex Ltd., senior note, 4.875%, 5/12/30	Singapore	6,300,000	$6,593,033
	Teledyne FLIR LLC, Sr. Unsecured note, 2.50%, 8/01/30	United States	6,000,000	5,473,738

				12,066,771

	Energy Equipment & Services 0.9%
	Kinder Morgan Inc. 2.00%, 2/15/31	United States	8,200,000	7,180,338
	MPLX LP, Sr. Unsecured, 2.65%, 8/15/30	United States	5,000,000	4,588,803
a	Schlumberger Holdings Corp., senior note, 144A, 3.90%, 5/17/28	United States	1,950,000	1,972,690

				13,741,831

	Entertainment 0.1%
a	Magallanes Inc., 144A, 4.054%, 3/15/29	United States	900,000	905,504

	Equity Real Estate Investment Trusts (REITs) 0.1%
	Kimco Realty Corp., Sr. Unsecured , 4.25%, 4/01/45	United States	1,000,000	1,001,458

	Food Products 0.8%
a	Bimbo Bakeries USA Inc., 144A, 4.00%, 5/17/51	United States	800,000	748,154
a	Cencosud SA, 144A, 5.15%, 2/12/25	Chile	6,300,000	6,546,739
	Kraft Heinz Foods Co., senior bond, 3.00%, 6/01/26	United States	4,100,000	4,049,632

				11,344,525

	Health Care Providers & Services 1.2%
	Anthem Inc., senior bond, 5.10%, 1/15/44	United States	2,000,000	2,313,681
	Centene Corp., Sr. Unsecured , 3.00%, 10/15/30	United States	3,000,000	2,760,030
	CVS Health Corp.,
	senior bond, 4.30%, 3/25/28	United States	1,117,000	1,170,401
	senior bond, 4.875%, 7/20/35	United States	1,400,000	1,540,009
	HCA Inc., senior secured bond, first lien, 5.50%, 6/15/47	United States	900,000	1,019,485
	Quest Diagnostics Inc., senior bond, 2.80%, 6/30/31	United States	6,800,000	6,369,365
	STERIS Irish FinCo UnLtd Co. 2.70%, 3/15/31	Ireland	3,000,000	2,750,745

				17,923,716

	Hotels, Restaurants & Leisure 0.3%
	Las Vegas Sands Corp., Sr. Unsecured , 3.90%, 8/08/29	United States	4,700,000	4,315,875

	Household Durables 0.4%
	Mohawk Industries Inc., senior bond, 3.625%, 5/15/30	United States	6,200,000	6,098,918

	Independent Power Producers & Energy Traders 0.4%
a	Colbun SA, senior note, 144A, 3.95%, 10/11/27	Chile	5,550,000	5,617,599

	Insurance 1.2%
	Arch Capital Group Ltd., senior bond, 3.635%, 6/30/50	United States	1,700,000	1,562,720
	AXA SA, Subordinated, 8.60%, 12/15/30	France	3,600,000	4,768,632
	Berkshire Hathaway Finance Corp. 3.85%, 3/15/52	United States	1,200,000	1,228,621
a	Five Corners Funding Trust II, senior note, 144A, 2.85%, 5/15/30	United States	4,000,000	3,798,143
	MetLife Inc., senior bond, 5.875%, 2/06/41	United States	1,100,000	1,365,795
	Radian Group Inc., Sr. Unsecured , 4.875%, 3/15/27	United States	3,700,000	3,723,217
	Reinsurance Group of America Inc., Sr. Unsecured , 3.90%, 5/15/29	United States	2,250,000	2,274,680

				18,721,808

	Internet Software & Services 0.2%
a	Tencent Holdings Ltd., Sr. Unsecured , 144A, 3.925%, 1/19/38	Cayman Islands	4,000,000	3,721,085

	IT Services 0.7%
	Fidelity National Information Services Inc., Sr. Unsecured note, 2.25%, 3/01/31	United States	4,500,000	3,986,259
	Fiserv Inc.,
	senior bond, 2.65%, 6/01/30	United States	4,700,000	4,344,688
	senior bond, 4.40%, 7/01/49	United States	2,400,000	2,485,698

				10,816,645

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Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Media 0.8%
	Charter Communications Operating LLC/Charter Communications Operating Capital,
	senior bond, 2.80%, 4/01/31	United States	5,000,000	$4,513,985
	senior secured note, 3.50%, 3/01/42	United States	1,500,000	1,244,367
	Comcast Corp., senior bond, 4.25%, 1/15/33	United States	2,000,000	2,164,034
	Fox Corp., senior bond, 5.576%, 1/25/49	United States	3,200,000	3,731,170
	NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	1,100,000	1,187,128

				12,840,684

	Metals & Mining 0.1%
a	Corp. Nacional del Cobre de Chile, Sr. Unsecured , 144A, 4.50%, 8/01/47	Chile	1,160,000	1,183,479

	Oil, Gas & Consumable Fuels 2.0%
	Canadian Natural Resources Ltd., senior bond, 3.85%, 6/01/27	Canada	3,000,000	3,038,538
	Cheniere Corpus Christi Holdings LLC, senior secured note, first lien, 5.875%, 3/31/25	United States	2,200,000	2,323,426
a	Continental Resources Inc., senior bond, 144A, 5.75%, 1/15/31	United States	3,400,000	3,724,088
	Enable Midstream Partners LP, senior note, 3.90%, 5/15/24	United States	2,650,000	2,667,840
	Enterprise Products Operating LLC, senior bond, 4.25%, 2/15/48	United States	1,150,000	1,158,155
	Equinor ASA, senior note, 2.375%, 5/22/30	Norway	3,000,000	2,835,248
a	Lundin Energy Finance B.V., 144A, 3.10%, 7/15/31	Netherlands	4,700,000	4,359,986
	MPLX LP, senior bond, 4.70%, 4/15/48	United States	1,250,000	1,263,098
a	Pertamina Persero PT, senior bond, 144A, 4.70%, 7/30/49	Indonesia	1,000,000	987,866
	Phillips 66 3.30%, 3/15/52	United States	950,000	838,367
	Sabine Pass Liquefaction LLC, senior secured bond, first lien, 4.20%, 3/15/28	United States	4,000,000	4,115,135
a	Sinopec Group Overseas Development 2018 Ltd., 144A, 3.35%, 5/13/50	British Virgin Islands	1,700,000	1,430,431
	The Williams Cos. Inc.,
	senior bond, 3.50%, 11/15/30	United States	1,000,000	990,328
	senior bond, 5.10%, 9/15/45	United States	300,000	325,942

				30,058,448

	Paper & Forest Products 0.2%
	Suzano Austria GmbH 3.125%, 1/15/32	Austria	2,700,000	2,396,493

	Pharmaceuticals 0.9%
	Bristol-Myers Squibb Co., senior bond, 4.125%, 6/15/39	United States	3,200,000	3,447,837
	Royalty Pharma PLC 2.20%, 9/02/30	United Kingdom	5,000,000	4,379,029
	Takeda Pharmaceutical Co. Ltd.,
	senior note, 2.05%, 3/31/30	Japan	2,600,000	2,350,154
	senior note, 5.00%, 11/26/28	Japan	2,500,000	2,713,918

				12,890,938

	Real Estate Investment Trusts (REITs) 0.0%†
	MPT Operating Partnership LP/MPT Finance Corp., senior bond, 3.50%, 3/15/31	United States	400,000	372,167

	Road & Rail 0.3%
	Burlington Northern Santa Fe LLC,
	senior bond, 4.15%, 4/01/45	United States	2,300,000	2,444,099
	senior bond, 4.90%, 4/01/44	United States	1,100,000	1,268,363
	CSX Corp., senior bond, 4.25%, 11/01/66	United States	1,000,000	1,045,599

				4,758,061

	Software 0.3%
	ServiceNow Inc., senior bond, 1.40%, 9/01/30	United States	6,000,000	5,106,238

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Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Tobacco 0.8%
	Altria Group Inc., senior note, 3.40%, 5/06/30	United States	6,600,000	$6,359,822
a	Imperial Brands Finance PLC, senior note, 144A, 3.50%, 7/26/26	United Kingdom	6,000,000	5,877,098

				12,236,920

	Wireless Telecommunication Services 0.7%
	T-Mobile USA Inc.,
	senior bond, 3.30%, 2/15/51	United States	2,000,000	1,688,933
	senior note, 3.75%, 4/15/27	United States	5,000,000	5,037,600
	senior secured bond, 3.875%, 4/15/30	United States	1,000,000	1,005,262
	Vodafone Group PLC, senior bond, 6.15%, 2/27/37	United Kingdom	2,300,000	2,761,180

				10,492,975

	Total Corporate Bonds & Notes (Cost $424,288,017)			391,863,564

	U.S. Government & Agency Securities 41.2%
	Federal Home Loan Mortgage Corp., 2.00%, 4/01/52	United States	5,399,000	5,017,612
	2.50%, 9/01/51	United States	5,291,713	5,057,328
	2.50%, 12/01/51	United States	4,068,225	3,896,023
	2.50%, 12/01/51	United States	1,440,602	1,376,948
	2.50%, 4/01/52	United States	14,252,000	13,620,738
	3.50%, 4/01/52	United States	3,388,000	3,398,415
	Federal National Mortgage Association, 2.50%, 2/01/51	United States	5,446,450	5,206,779
	2.50%, 11/01/51	United States	5,444,898	5,204,738
	2.50%, 2/01/52	United States	5,324,238	5,098,959
	2.50%, 2/01/52	United States	5,443,691	5,215,061
	3.00%, 3/01/52	United States	830,259	813,930
	3.00%, 3/01/52	United States	5,321,885	5,218,573
	Government National Mortgage Association, 4.00%, 10/20/51	United States	2,924,074	2,990,313
	4.00%, 1/20/52	United States	5,024,330	5,138,145
	U.S. Treasury Bond, 1.125%, 8/15/40	United States	6,900,000	5,414,613
	1.25%, 5/15/50	United States	18,743,000	14,003,071
	1.375%, 8/15/50	United States	20,400,000	15,723,937
	2.00%, 11/15/41	United States	5,100,000	4,616,297
	2.00%, 2/15/50	United States	11,100,000	10,012,113
	2.25%, 8/15/46	United States	25,354,000	23,739,663
	2.25%, 8/15/49	United States	2,050,000	1,951,824
	2.75%, 8/15/42	United States	4,387,000	4,465,143
	2.75%, 11/15/42	United States	5,924,000	6,022,232
	3.00%, 11/15/44	United States	12,595,000	13,362,016
	3.00%, 2/15/49	United States	7,293,000	8,024,294
	3.50%, 2/15/39	United States	3,175,000	3,640,708
	U.S. Treasury Note, 0.25%, 6/30/25	United States	24,509,000	22,773,744
	0.375%, 11/30/25	United States	91,791,000	84,879,783
	0.375%, 1/31/26	United States	62,772,000	57,847,095
	0.50%, 3/31/25	United States	51,900,000	48,903,586
	0.875%, 6/30/26	United States	24,500,000	22,886,924
	1.25%, 12/31/26	United States	34,100,000	32,223,168
	1.375%, 8/31/23	United States	20,000,000	19,806,641
	1.50%, 3/31/23	United States	30,273,000	30,203,535
	1.50%, 9/30/24	United States	9,050,000	8,838,598
	1.50%, 10/31/24	United States	5,750,000	5,610,967
	1.875%, 9/30/22	United States	6,500,000	6,526,314
	2.125%, 2/29/24	United States	100,665,000	100,324,862
	2.125%, 3/31/24	United States	3,500,000	3,486,055

	Total U.S. Government & Agency Securities (Cost $654,974,415)			622,540,745

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Franklin Liberty U.S. Core Bond ETF (continued)

	Country	Principal Amount*	Value
Municipal Bonds 4.3%
Alabama 0.3%
Southeast Alabama Gas Supply District, Series 2018B, Monthly, VRDN, 1.004%, 6/01/49		5,000,000	$4,999,536

California 2.5%
California Health Facilities Financing Authority,
State of California Personal Income Tax Revenue, 2.934%, 6/01/32		530,000	495,633
State of California Personal Income Tax Revenue, 2.984%, 6/01/33		460,000	426,698
State of California Personal Income Tax Revenue, 3.034%, 6/01/34		345,000	318,076
California State University, Series 2021B-1, 2.719%, 11/01/52		2,195,000	1,853,916
Clovis Unified School District, Refunding, Series 2021B, 3.067%, 8/01/39		12,580,000	11,594,246
Contra Costa Community College District, Refunding, 2.926%, 8/01/38		4,000,000	3,618,866
Foothill-Eastern Transportation Corridor Agency, Refunding, Series 2019A, 4.094%, 1/15/49		275,000	275,050
Gilroy Unified School District, Refunding, 3.364%, 8/01/47		1,145,000	1,146,435
San Bernardino Community College District,
Refunding, 2.686%, 8/01/41		6,140,000	5,349,805
Refunding, 2.856%, 8/01/49		3,575,000	3,019,951
State of California, 4.00%, 3/01/46		2,500,000	2,685,247
Whittier City School District, Refunding, 3.306%, 8/01/43		7,500,000	7,316,046

			38,099,969

Florida 0.0%†
County of Broward, Airport System Revenue, Refunding, Series 2019C, 3.477%, 10/01/43		560,000	528,364

New York 0.3%
Metropolitan Transportation Authority, 4.00%, 11/15/45		1,095,000	1,120,115
Green Bond, Series 2019B, 5.00%, 11/15/52		2,655,000	2,879,660

			3,999,775

Ohio 0.1%
Greenville City School District, Refunding, 3.541%, 1/01/51		1,295,000	1,308,669

Pennsylvania 0.7%
Commonwealth Financing Authority, Series 2021A, 2.991%, 6/01/42		7,800,000	7,074,417
Pennsylvania State University, Series 2020B, 2.888%, 9/01/50		3,500,000	3,154,713

			10,229,130

Texas 0.4%
City of Austin, Electric Utility Revenue, Refunding, 6.262%, 11/15/32		940,000	1,116,207
Texas Water Development Board, Series 2019A, 4.00%, 10/15/44		3,750,000	4,022,310

			5,138,517

Total Municipals (Cost $69,609,852)			64,303,960

Mortgage-Backed Securities 18.4%
Fannie Mae 5.0%
Federal Home Loan Mortgage Corp., 2.00%, 2/01/36	United States	5,359,058	5,214,771
2.00%, 7/01/36	United States	4,950,048	4,814,757
2.00%, 3/01/51	United States	5,594,030	5,209,351
2.50%, 2/01/51	United States	5,444,352	5,205,264
3.00%, 3/01/27	United States	4,392,516	4,439,419
3.00%, 3/01/50	United States	16,959,652	16,666,100
3.00%, 3/01/50	United States	6,627,291	6,514,628
3.50%, 2/01/47	United States	1,694,368	1,726,266
3.50%, 2/01/47	United States	3,142,518	3,200,852
3.50%, 3/01/48	United States	4,216,275	4,275,711
3.50%, 3/01/48	United States	2,004,827	2,031,440

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Franklin Liberty U.S. Core Bond ETF (continued)

		Country	Principal Amount*	Value
	Mortgage-Backed Securities (continued)
	Fannie Mae (continued)
	4.00%, 11/01/45	United States	3,000,227	$3,124,529
	4.00%, 6/01/48	United States	6,208,827	6,433,723
	4.00%, 5/01/50	United States	6,965,966	7,190,567

				76,047,378

	Freddie Mac 11.5%
	Federal National Mortgage Association, 1.50%, 1/01/37	United States	7,732,051	7,344,127
	2.00%, 5/01/36	United States	12,280,881	11,946,358
	2.00%, 7/01/36	United States	10,603,588	10,314,738
	2.00%, 8/01/36	United States	4,006,349	3,897,169
	2.00%, 11/01/36	United States	1,153,611	1,122,081
	2.00%, 12/01/36	United States	3,994,883	3,885,930
	2.00%, 1/01/37	United States	1,584,985	1,542,950
	2.00%, 6/01/51	United States	4,102,199	3,817,381
	2.00%, 7/01/51	United States	23,568,690	21,927,923
	2.00%, 8/01/51	United States	7,996,904	7,448,766
	2.50%, 12/01/35	United States	816,387	808,325
	2.50%, 7/01/36	United States	7,560,931	7,486,265
	2.50%, 7/01/51	United States	7,955,481	7,603,110
	2.50%, 12/01/51	United States	17,354,501	16,585,820
	3.00%, 12/01/32	United States	1,587,663	1,601,369
	3.00%, 4/01/33	United States	2,236,298	2,255,655
	3.00%, 2/01/35	United States	1,824,269	1,841,149
	3.00%, 4/01/50	United States	7,089,536	6,973,310
	3.00%, 9/01/50	United States	5,671,484	5,566,387
	3.00%, 11/01/51	United States	13,478,369	13,203,402
	3.50%, 8/01/49	United States	11,836,317	11,967,980
	4.00%, 9/01/48	United States	6,827,377	7,031,288
	4.50%, 7/01/47	United States	6,492,439	6,829,867
	4.50%, 5/01/48	United States	3,306,315	3,487,936
	4.50%, 12/01/48	United States	4,788,385	5,021,769
	4.50%, 2/01/50	United States	1,938,907	2,026,835

				173,537,890

	Ginnie Mae 1.9%
	Government National Mortgage Association,
	2.00%, 5/20/51	United States	5,486,901	5,242,117
	2.00%, 7/20/51	United States	5,487,662	5,242,765
	2.00%, 12/20/51	United States	2,207,424	2,108,222
	2.50%, 6/20/51	United States	11,897,247	11,558,402
	2.50%, 11/20/51	United States	4,612,047	4,480,692

				28,632,198

	Total Mortgage-Backed Securities (Cost $293,506,279)			278,217,466

	Foreign Government and Agency Securities 3.3%
	Chile 0.1%
	Chile Government International Bond, Sr. Unsecured, 3.5%, 1/25/2050		1,100,000	1,009,734

	Colombia 0.3%
	Colombia Government International Bond,
	senior bond, 5.00%, 6/15/45		3,250,000	2,747,420
	senior bond, 5.625%, 2/26/44		2,000,000	1,817,940

				4,565,360

	India 0.1%
a	Export-Import Bank of India, senior note, 144A, 3.25%, 1/15/2030		1,000,000	948,971

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Franklin Liberty U.S. Core Bond ETF (continued)

		Principal Amount*	Value
	Foreign Government and Agency Securities (continued)
	Indonesia 0.4%
	Indonesia Government International Bond,
	[a] senior bond, 144A, 4.35%, 1/08/27	3,150,000	$3,353,808
	[a] senior note, 144A, 4.125%, 1/15/25	3,500,000	3,617,247

			6,971,055

	Mexico 0.2%
	Mexico Government International Bond, senior bond, 3.6%, 1/30/2025	2,700,000	2,775,870

	Panama 0.4%
	Panama Notas del Tesoro, senior note, 3.75%, 4/17/2026	5,950,000	5,985,700

	Peru 0.4%
	Peruvian Government International Bond, senior bond, 2.783%, 1/23/2031	5,850,000	5,522,400

	Philippines 0.3%
	Philippine Government International Bond, senior bond, 3.95%, 1/20/2040	4,620,000	4,586,146

	Romania 0.1%
a	Romanian Government International Bond, senior bond, 144A, 5.125%, 6/15/2048	2,270,000	2,363,338

	Supranational 0.6%
a	African Export-Import Bank, senior bond, 144A, 3.994%, 9/21/2029	6,100,000	5,793,731
a	Banque Ouest Africaine de Developpement, Sr. Unsecured note, 144A, 5.00%, 7/27/2027	3,800,000	3,841,458

			9,635,189

	Uruguay 0.4%
	Uruguay Government International Bond,
	senior bond, 4.375%, 1/23/31	3,875,000	4,232,236
	senior bond, 4.50%, 8/14/24	1,400,000	1,443,764

			5,676,000

	Total Foreign Government and Agency Securities (Cost $54,700,024)		50,039,763

	Asset-Backed Securities 2.7%
	BANK 2021-BNK33, Series 2021-BN33, Class A5, 2.556%, 5/15/64	2,780,000	2,612,152
	Benchmark Mortgage Trust,
	Series 2021-B31, Class A5, 2.669%, 12/15/54	2,780,000	2,631,119
	Series 2022-B32, Class A5, 3.002%, 1/15/55	5,560,000	5,409,032
a	BX 2021-LBA3 Mortgage Trust, Series 2021-PAC, Class A, 144A, 1.086%, 10/15/36	3,090,000	3,033,192
	BX Commercial Mortgage Trust,
	[a] Series 2019-XL, Class A, 144A, 1.317%, 10/15/36	4,187,872	4,172,426
	[a] 144A, 1.318%, 2/15/39	3,200,000	3,141,217
	[a] Series 2021-VOLT, Class B, 144A, 1.347%, 9/15/36	3,190,000	3,126,774
	Capital One Multi-Asset Execution Trust, Series 2019-A2, Class A2, 1.72%, 8/15/24	5,510,000	5,520,213
	Citibank Credit Card Issuance Trust, Series 2017-A7 , Class A7, 0.68%, FRN thereafter, 0.68%, 8/08/24	2,000,000	2,001,910
	Discover Card Execution Note Trust, Series 2019-A3, Class A, 1.89%, 10/15/24	3,220,000	3,227,630
a	New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 144A, 1.91%, 10/20/61	6,660,000	6,217,128

	Total Asset-Backed Securities (Cost $41,911,050)		41,092,793

	Total Investments before Short Term Investments (Cost $1,538,989,637)		1,448,058,291

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Franklin Liberty U.S. Core Bond ETF (continued)

		Principal Amount*	Value
	Short Term Investments 3.2%
	Money Market Funds 3.2%
b,c	Institutional Fiduciary Trust Portfolio, 0.01%	48,548,641	$48,548,641

	Total Short Term Investments		48,548,641

	Total Investments (Cost $1,587,538,278) 99.1%		1,496,606,932
	Other Assets, less Liabilities 0.9%		13,354,376

	Net Assets 100.0%		$1,509,961,308

*The principal amount is stated in U.S. dollars unless otherwise indicated.

†Rounds to less than 0.1% of net assets.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $116,274,566 representing 7.7% of net assets.

bSee Note 3(d) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

At March 31, 2022, the Fund had the following credit default swap contracts outstanding. See Note 1(c).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Maturity Date	Notional Amount	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)
Over the counter Swap Contracts Contracts to Sell Protection[d,e]
Long: s25995201 CDS USD R F 1.00000 Mexico Government International Bond	1%	Quarterly	6/20/26	5,200,000	$46,281	$14,678	$31,603
Long: s26257921 CDS USD R F 1.00000 Nordstrom Inc.	1%	Quarterly	12/20/26	3,810,000	(357,130)	(307,499)	(49,631)

							$(18,028)

dThe Fund enters contracts to sell protection to create a long credit position.

ePerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded swaps.

At March 31, 2022, the Fund had the following futures contracts outstanding. See Note 1(c).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Index Contracts
U.S. Treasury 10 Yr. Note	Long	46	$5,652,250	6/21/22	$(169,688)
U.S. Treasury Bond Ultra	Long	21	3,719,625	6/21/22	(114,056)
U.S. Treasury Bond Long	Short	40	6,002,500	6/21/22	152,407
Ultra 10 Yr. U.S. Treasury Note	Short	100	13,546,875	6/21/22	247,319

Total Futures Contracts					$115,982

*As of year end.

See Note 12 regarding other derivative information.

See Abbreviations on page 240.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty U.S. Low Volatility ETF

	Year Ended March 31,

	2022	2021	2020	2019	2018

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$43.69	$30.93	$33.61	$30.03	$26.97

Income from investment operations[a]:

Net investment income[b]	0.70	0.67	0.64	0.52	0.45

Net realized and unrealized gains (losses)	5.39	12.73	(2.84)	3.88	3.06

Total from investment operations	6.09	13.40	(2.20)	4.40	3.51

Less distributions from:

Net investment income	(0.71)	(0.64)	(0.48)	(0.47)	(0.45)

Net realized gains	—	—	—	(0.35)	—

Total Distributions	(0.71)	(0.64)	(0.48)	(0.82)	(0.45)

Net asset value, end of year	$49.07	$43.69	$30.93	$33.61	$30.03

Total return[c]	13.98%	43.52%	(6.74)%	14.98%	13.08%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.33%	0.37%	0.57%	1.12%	2.11%

Expenses net of waiver and payments by affiliates	0.29%	0.29%	0.33%	0.50%	0.50%

Net investment income	1.47%	1.71%	1.75%	1.64%	1.56%

Supplemental data

Net assets, end of year (000’s)	$134,935	$139,822	$74,223	$13,443	$6,005

Portfolio turnover rate[e]	21.90% [f]	40.54% [f]	32.61% [f]	46.90%	65.68%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

dRatios are annualized for periods less than one year.

ePortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[f]Portfolio turnover rate excluding cash creations was as follows:	21.90%	40.54%	32.61%

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Schedule of Investments, March 31, 2022

Franklin Liberty U.S. Low Volatility ETF

		Shares	Value
	Common Stocks 99.1%
	Communication Services 8.6%
a	Alphabet Inc., A	539	$1,499,148
	AT&T Inc.	63,288	1,495,495
a	Charter Communications Inc., A	2,545	1,388,348
	Comcast Corp., A	31,326	1,466,683
a	Liberty Broadband Corp., C	10,405	1,408,005
	TELUS Corp.	57,314	1,498,188
a	The Walt Disney Co.	10,474	1,436,614
	Verizon Communications Inc.	28,928	1,473,592

			11,666,073

	Consumer Discretionary 11.4%
a	Amazon.com Inc.	443	1,444,158
	Dollar General Corp.	6,225	1,385,872
	McDonald’s Corp.	5,983	1,479,476
	NIKE Inc., B	10,892	1,465,628
a	NVR Inc.	286	1,277,639
a	O’Reilly Automotive Inc.	2,071	1,418,552
	Starbucks Corp.	15,953	1,451,244
	Target Corp.	6,323	1,341,867
	The Home Depot Inc.	4,195	1,255,689
	The TJX Cos. Inc.	22,893	1,386,858
	Tractor Supply Co.	6,121	1,428,458

			15,335,441

	Consumer Staples 5.8%
	Mondelez International Inc., A	24,977	1,568,056
	PepsiCo Inc.	9,437	1,579,565
	The Coca-Cola Co.	25,563	1,584,906
	The Procter & Gamble Co.	10,232	1,563,450
	Walmart Inc.	10,563	1,573,042

			7,869,019

	Energy 3.9%
	Chevron Corp.	10,325	1,681,220
	Exxon Mobil Corp.	21,227	1,753,138
	Kinder Morgan Inc.	96,194	1,819,028

			5,253,386

	Financials 11.7%
	Aflac Inc.	25,042	1,612,454
	Arthur J Gallagher & Co.	9,418	1,644,383
	BlackRock Inc.	2,134	1,630,739
	Intercontinental Exchange Inc.	11,515	1,521,362
	JPMorgan Chase & Co.	11,252	1,533,872
	Nasdaq Inc.	8,795	1,567,269
	S&P Global Inc.	3,845	1,577,142
	The Progressive Corp.	14,173	1,615,580
	The Travelers Cos. Inc.	8,742	1,597,426
	US Bancorp	27,886	1,482,141

			15,782,368

	Health Care 13.5%
	Abbott Laboratories	13,419	1,588,273
	AbbVie Inc.	10,321	1,673,137
	Amgen Inc.	6,955	1,681,858
	Becton Dickinson and Co.	6,270	1,667,820
	Bristol-Myers Squibb Co.	23,137	1,689,695
	Danaher Corp.	5,623	1,649,395

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Low Volatility ETF (continued)

		Shares	Value
	Common Stocks (continued)
	Health Care (continued)
	Johnson & Johnson	9,398	$1,665,607
	Medtronic PLC	14,913	1,654,597
	Merck & Co. Inc.	20,771	1,704,261
	Quest Diagnostics Inc.	11,327	1,550,213
	UnitedHealth Group Inc.	3,246	1,655,363

			18,180,219

	Industrials 8.7%
	3M Co.	7,115	1,059,281
	AMETEK Inc.	7,831	1,042,933
	General Dynamics Corp.	4,584	1,105,569
	Honeywell International Inc.	5,420	1,054,624
	IDEX Corp.	5,303	1,016,744
	Illinois Tool Works Inc.	4,970	1,040,718
	Lockheed Martin Corp.	2,476	1,092,906
	Republic Services Inc.	8,026	1,063,445
	Roper Technologies Inc.	2,252	1,063,462
	Union Pacific Corp.	4,038	1,103,222
	Verisk Analytics Inc.	5,068	1,087,745

			11,730,649

	Information Technology 26.9%
	Accenture PLC, A	6,185	2,085,768
	Amphenol Corp., A	26,113	1,967,615
	Analog Devices Inc.	12,260	2,025,107
a	ANSYS Inc.	6,289	1,997,701
	Apple Inc.	12,220	2,133,734
	Automatic Data Processing Inc.	9,334	2,123,858
a	Black Knight Inc.	33,079	1,918,251
	Cisco Systems Inc.	35,803	1,996,375
	Fidelity National Information Services Inc.	20,913	2,100,083
	International Business Machines Corp.	15,563	2,023,501
	Intuit Inc.	3,329	1,600,716
a	Keysight Technologies Inc.	12,415	1,961,198
	Mastercard Inc., A	5,724	2,045,643
	Microsoft Corp.	6,670	2,056,428
	Oracle Corp.	24,533	2,029,615
a	Synopsys Inc.	6,297	2,098,601
	Texas Instruments Inc.	11,126	2,041,399
	Visa Inc., A	9,145	2,028,087

			36,233,680

	Materials 2.5%
	Air Products and Chemicals Inc.	4,728	1,181,574
	Ecolab Inc.	6,401	1,130,161
	Linde PLC	3,514	1,122,477

			3,434,212

	Real Estate 3.4%
	Crown Castle International Corp.	8,403	1,551,194
	Equinix Inc.	2,006	1,487,690
	Public Storage	4,018	1,568,145

			4,607,029

	Utilities 2.7%
	American Electric Power Co. Inc.	7,384	736,702
	Consolidated Edison Inc.	7,831	741,439
	Dominion Energy Inc.	8,547	726,239

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Low Volatility ETF (continued)

			Shares	Value
	Common Stocks (continued)
	Utilities (continued)
	Duke Energy Corp.		6,612	$738,296
	NextEra Energy Inc.		8,433	714,359

				3,657,035

	Total Investments before Short Term Investments (Cost $115,554,358)			133,749,111

		Country	Principal Amount*
	Short Term Investments 0.5%
	U.S. Government & Agency Securities 0.5%
b	Federal Home Loan Bank Discount Notes, 04/01/2022	United States	660,000	660,000

	Total Short-Term Investments (Cost $660,000)			660,000

	Total Investments (Cost $116,214,358) 99.6%			134,409,111
	Other Assets, less Liabilities 0.4%			526,304

	Net Assets 100.0%			$134,935,415

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

bThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty U.S. Treasury Bond ETF

	Year Ended March 31,

	2022	2021[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$23.83	$25.00

Income from investment operations[b]:

Net investment income[c]	0.18	0.11

Net realized and unrealized gains (losses)	(0.96)	(0.94)

Total from investment operations	(0.78)	(0.83)

Less distributions from net investment income	(0.38)	(0.34)

Net asset value, end of year	$22.67	$23.83

Total return[d]	(3.35)%	(3.36)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.28%	0.50%

Expenses net of waiver and payments by affiliates	0.09%	0.09%

Net investment income	0.77%	0.54%

Supplemental data

Net assets, end of year (000’s)	$403,543	$418,199

Portfolio turnover rate[f]	13.86% [g]	102.09% [g]

aFor the period June 9, 2020 (commencement of operations) to March 31, 2021.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	13.86%	102.09%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty U.S. Treasury Bond ETF

	Country	Principal Amount*	Value
U.S. Government & Agency Securities 96.5%
U.S. Treasury Bond,
1.125%, 8/15/40	United States	13,770,000	$10,805,685
2.00%, 8/15/51	United States	4,648,000	4,194,820
2.25%, 8/15/46	United States	9,339,000	8,744,368
2.25%, 8/15/49	United States	7,922,000	7,542,611
2.375%, 2/15/42	United States	1,616,000	1,559,188
2.375%, 5/15/51	United States	551,000	540,593
2.50%, 2/15/45	United States	8,932,000	8,708,002
2.75%, 11/15/47	United States	8,790,000	9,128,037
2.875%, 5/15/49	United States	4,980,000	5,360,795
3.00%, 5/15/47	United States	1,800,000	1,945,371
3.375%, 11/15/48	United States	8,760,000	10,266,652
4.375%, 2/15/38	United States	3,650,000	4,620,529
4.50%, 5/15/38	United States	6,080,000	7,807,337
U.S. Treasury Note,
0.125%, 5/31/22	United States	35,400,000	35,384,829
0.50%, 6/30/27	United States	30,620,000	27,679,403
0.625%, 8/15/30	United States	2,450,000	2,128,772
0.75%, 8/31/26	United States	1,795,000	1,663,916
1.125%, 2/29/28	United States	7,358,000	6,824,258
1.25%, 8/31/24	United States	12,670,000	12,313,656
1.25%, 4/30/28	United States	18,200,000	16,957,992
1.375%, 11/15/31	United States	500,000	458,906
1.50%, 9/30/24	United States	12,610,000	12,315,438
1.50%, 11/30/24	United States	20,518,000	19,991,425
1.625%, 8/15/29	United States	8,785,000	8,333,225
1.75%, 7/31/24	United States	7,080,000	6,970,758
1.875%, 7/31/26	United States	31,973,000	31,159,312
1.875%, 2/15/32	United States	820,000	787,584
2.00%, 4/30/24	United States	11,369,000	11,284,177
2.00%, 5/31/24	United States	12,230,000	12,129,198
2.125%, 3/31/24	United States	13,131,000	13,078,681
2.125%, 9/30/24	United States	9,390,000	9,313,339
2.125%, 11/30/24	United States	12,920,000	12,796,352
2.25%, 10/31/24	United States	10,600,000	10,538,305
2.25%, 11/15/24	United States	13,470,000	13,388,970
2.375%, 2/29/24	United States	7,789,000	7,799,193
2.375%, 5/15/27	United States	7,000,000	6,971,562
2.50%, 5/15/24	United States	14,085,000	14,117,737
2.875%, 8/15/28	United States	1,764,000	1,807,824
3.125%, 11/15/28	United States	11,527,000	12,004,290

Total U.S. Government & Agency Securities (Cost $419,648,558)			389,423,090

Mortgage-Backed Securities 1.5%
Fannie Mae 0.5%
Federal National Mortgage Association	United States	2,220,733	2,122,371

Ginnie Mae 1.0%
Government National Mortgage Association	United States	4,081,715	4,044,560

Total Mortgage-Backed Securities (Cost $6,449,862)			6,166,931

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SCHEDULE OF INVESTMENTS

Franklin Liberty U.S. Treasury Bond ETF (continued)

		Country	Principal Amount*	Value
	Short Term Investments 1.2%
	Money Market Funds 1.2%
a,b	Institutional Fiduciary Trust Portfolio, 0.01%	United States	4,633,381	$4,633,381

	Total Short Term Investments (Cost $4,633,381)			4,633,381

	Total Investments (Cost $430,731,801) 99.2%			400,223,402
	Other Assets, less Liabilities 0.8%			3,319,315

	Net Assets 100.0%			$403,542,717

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSee Note 3(d) regarding investments in affiliated management investment companies.

bThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN TEMPLETON ETF TRUST

Financial Highlights

Franklin Liberty Ultra Short Bond ETF

	Year Ended March 31,

	2022	2021[a]

Per share operating performance (for a share outstanding throughout the year)

Net asset value, beginning of year	$24.88	$25.00

Income from investment operations[b]:

Net investment income[c]	0.14	0.10

Net realized and unrealized gains (losses)	(0.33)	0.13

Total from investment operations	(0.19)	0.23

Less distributions from:

Net investment income	(0.14)	(0.33)

Net realized gains	—	(0.02)

Total Distributions	(0.14)	(0.35)

Net asset value, end of year	$24.55	$24.88

Total return[d]	(0.78)%	0.91%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.71%	4.17%

Expenses net of waiver and payments by affiliates	0.15%	0.15%

Net investment income	0.55%	0.58%

Supplemental data

Net assets, end of year (000’s)	$3,682	$2,488

Portfolio turnover rate[f]	24.71% [g]	10.49% [g]

aFor the period July 14, 2020 (commencement of operations) to March 31, 2021.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of Creation Unit Fund shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year. Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period.

eRatios are annualized for periods less than one year.

fPortfolio turnover rate includes portfolio transactions that are executed as a result of the Fund offering and redeeming Creation Units solely for cash (“Cash creations”).

[g]Portfolio turnover rate excluding cash creations was as follows:	24.17%	10.49%

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FRANKLIN TEMPLETON ETF TRUST

Schedule of Investments, March 31, 2022

Franklin Liberty Ultra Short Bond ETF

		Country	Principal Amount*	Value
	Corporate Bonds & Notes 92.6%
	Aerospace & Defense 2.7%
	The Boeing Co., senior note, 1.167%, 2/04/23	United States	100,000	$99,248

	Automobiles 4.1%
a	Hyundai Capital America, Senior note, 144A, 2.375%, 2/10/23	United States	150,000	149,579

	Banks 21.7%
	Bank of America Corp., senior note, FRN thereafter, 1.259%, 4/24/23	United States	50,000	50,014
	Bank of Montreal, senior note, FRN thereafter, 0.931%, 3/10/23	Canada	50,000	50,069
	Canadian Imperial Bank of Commerce, senior note, FRN thereafter, 1.072%, 3/17/23	Canada	50,000	50,112
	Citigroup Inc., senior note, FRN thereafter, 1.953%, 9/01/23	United States	150,000	150,545
	JPMorgan Chase & Co., senior note, FRN thereafter, 1.158%, 4/25/23	United States	100,000	100,028
	M&T Bank Corp., senior note, FRN thereafter, 0.947%, 7/26/23	United States	150,000	150,687
	Morgan Stanley, senior unsecured note, FRN thereafter, 0.731%, 4/05/24	United States	100,000	97,992
	Sumitomo Mitsui Financial Group Inc., senior note, FRN thereafter, 0.981%, 1/17/23	Japan	50,000	50,138
	The Goldman Sachs Group Inc., senior unsecured note, FRN thereafter, 0.737%, 11/17/23	United States	100,000	99,521

				799,106

	Biotechnology 4.1%
	Abbvie Inc., senior unsecured, 1.13%, 11/21/22	United States	50,000	50,125
	Biogen Inc., senior note, 3.625%, 9/15/22	United States	100,000	100,881

				151,006

	Capital Markets 1.4%
	Goldman Sachs Group Inc., senior note, FRN thereafter, 1.214%, 2/23/23	United States	50,000	50,102

	Chemicals 4.9%
	DuPont de Nemours Inc., senior note, FRN thereafter, 1.616%, 11/15/23	United States	150,000	151,544
	LYB International Finance BV, senior note, 4.00%, 7/15/23	United States	28,000	28,454

				179,998

	Consumer Finance 8.1%
	Bunge Ltd. Finance Corp. 3.00%, 9/25/22	United States	100,000	100,533
	Capital One Financial Corp., senior note, 2.60%, 5/11/23	United States	50,000	50,175
	General Motors Financial Co. Inc., senior unsecured, 1.70%, 8/18/23	United States	100,000	98,971
	Royalty Pharma PLC 0.75%, 9/02/23	United Kingdom	50,000	48,570

				298,249

	Electric Utilities 1.3%
a	Vistra Operations Co. LLC, senior secured note, first lien, 144A, 3.55%, 7/15/24	United States	50,000	49,563

	Energy Equipment & Services 5.5%
	Energy Transfer LP, senior unsecured, 3.60%, 2/01/23	United States	50,000	50,303
	Kinder Morgan Energy Partners LP 3.95%, 9/01/22	United States	100,000	100,376
a	Schlumberger Finance Canada Ltd., senior note, 144A, 2.65%, 11/20/22	Canada	50,000	50,237

				200,916

	Entertainment 1.4%
a	Magallanes Inc., 144A, 3.428%, 3/15/24	United States	50,000	50,309

	Food Products 4.0%
	BAT Capital Corp., senior note, 2.764%, 8/15/22	United States	50,000	50,150
	Hormel Foods Corp., senior unsecured note, 0.65%, 6/03/24	United States	100,000	96,074

				146,224

	Health Care Equipment & Supplies 2.6%
	Thermo Fisher Scientific Inc., Sr. Unsecured, 0.797%, 10/18/23	United States	100,000	97,607

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FRANKLIN TEMPLETON ETF TRUST

SCHEDULE OF INVESTMENTS

Franklin Liberty Ultra Short Bond ETF (continued)

		Country	Principal Amount*	Value
	Corporate Bonds & Notes (continued)
	Industrial Conglomerates 1.4%
	General Electric Co., senior unsecured, FRN thereafter, 1.826%, 3/15/23	United States	50,000	$50,123

	Insurance 4.0%
a	Brighthouse Financial Global Funding, Secured, 144A, 1.20%, 12/15/23	United States	100,000	97,155
a	Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	50,000	50,120

				147,275

	Internet & Direct Marketing Retail 4.1%
	eBay Inc., senior note, 1.169%, 1/30/23	United States	150,000	150,306

	Multiline Retail 1.3%
	Walgreens Boots Alliance Inc., Sr. Unsecured, 0.95%, 11/17/23	United States	50,000	48,748

	Oil, Gas & Consumable Fuels 1.4%
a	Kinder Morgan Inc., 144A, 5.625%, 11/15/23	United States	50,000	51,638

	Pharmaceuticals 10.8%
	AmerisourceBergen Corp., senior note, 0.737%, 3/15/23	United States	150,000	147,869
	AstraZeneca PLC, senior note, 1.134%, 8/17/23	United Kingdom	150,000	150,572
a	Bristol-Myers Squibb Co., senior note, 144A, 2.60%, 5/16/22	United States	50,000	50,050
	GlaxoSmithKline Capital PLC, senior note, 0.534%, 10/01/23	United Kingdom	50,000	48,867

				397,358

	Road & Rail 4.1%
a	Penske Truck Leasing Co. LP/PTL Finance Corp., senior note, 144A, 2.70%, 3/14/23	United States	150,000	150,736

	Semiconductors & Semiconductor Equipment 3.8%
a	Microchip Technology Inc., senior secured note, 144A, 0.983%, 9/01/24	United States	150,000	142,145

	Total Corporate Bonds & Notes (Cost $3,452,490)			3,410,236

	Asset-Backed Securities 5.5%
	Citibank Credit Card Issuance Trust, Series 2017-A5, Class A5, FRN thereafter, 1.067%, 4/22/26	United States	100,000	100,567
	Discover Card Execution Note Trust, Series 2017-A5, Class A5, FRN thereafter, 0.997%, 12/15/26	United States	100,000	100,731

	Total Asset-Backed Securities (Cost $200,922)			201,298

	Total Investments before Short Term Investments (Cost $3,653,412)			3,611,534

	Short Term Investments 2.2%
	Money Market Funds 2.2%
b,c	Institutional Fiduciary Trust Portfolio, 0.01%	United States	81,009	81,009

	Total Short Term Investments (Cost $81,009)			81,009

	Total Investments (Cost $3,734,421) 100.3%			3,692,543
	Other Assets, less Liabilities (0.3)%			(10,562)

	Net Assets 100.0%			$3,681,981

See Abbreviations on page 240.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At March 31, 2022, the aggregate value of these securities was $841,532, representing 22.9% of net assets.

bSee Note 3(d) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

March 31, 2022

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$20,302,379	$3,245,418	$17,138,284	$9,187,863
Cost – Non-controlled affiliates (Note 3c)	—	591	—	—
Value – Unaffiliated issuers	$18,145,175	$3,435,499	$14,341,855	$11,285,786
Value – Non-controlled affiliates (Note 3c)	—	591	—	—
Cash	471,925	720	487,051	323,522
Foreign currency, at value (cost $-,1,175, 901,-)	—	1,185	898	—
Receivables:
Dividends	3,751	1	10,688	4,143

Total assets	18,620,851	3,437,996	14,840,492	11,613,451

Liabilities:
Payables:
Investment securities purchased	—	1	—	—
Management fees	37,072	20,869	41,815	39,635

Total liabilities	37,072	20,870	41,815	39,635

Net assets, at value	$18,583,779	$3,417,126	$14,798,677	$11,573,816

Net assets consist of:
Paid-in capital	$27,036,587	$3,779,731	$23,648,235	$10,143,738
Total distributable earnings (loss)	(8,452,808)	(362,605)	(8,849,558)	1,430,078

Net assets, at value	$18,583,779	$3,417,126	$14,798,677	$11,573,816

Shares outstanding	600,000	150,000	400,000	250,000

Net asset value per share	$30.97	$22.78	$37.00	$46.30

196	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$77,838,921	$109,291,453	$349,513,376	$190,792,264
Value – Unaffiliated issuers	$74,158,707	$103,319,762	$333,199,486	$175,138,158
Cash	4,019,399	1,192,357	343,123	3,695,255
Foreign currency, at value (cost $-, -, - and $10,217,103 respectively)	—	—	—	9,637,405
Receivables:
Interest	666,344	1,099,701	5,217,988	851,854
Investment securities sold	—	—	13,477,687	—
Unrealized appreciation on OTC forward exchange contracts	—	—	—	5,190,265

Total assets	78,844,450	105,611,820	352,238,284	194,512,937

Liabilities:
Payables:
Investment securities purchased	1,859,765	599,335	4,163,807	—
Capital shares redeemed	—	—	13,619,052	—
Management fees	25,342	26,432	169,594	107,361
Transfer agent fees	3,000	3,000	—	—
Custodian fees	312	454	—	—
Professional fees	23,109	23,108	—	—
Reports to shareholders	3,164	3,189	—	—
Registration and filing fees	12,930	9,086	—	—
Deferred tax	—	—	—	1,629
Unrealized depreciation on OTC forward exchange contracts	—	—	—	436,142
Accrued expenses and other liabilities	8,407	8,674	—	—

Total liabilities	1,936,029	673,278	17,952,453	545,132

Net assets, at value	$76,908,421	$104,938,542	$334,285,831	$193,967,805

Net assets consist of:
Paid-in capital	$80,746,585	$112,972,912	$350,411,948	$206,925,068
Total distributable earnings (loss)	(3,838,164)	(8,034,370)	(16,126,117)	(12,957,263)

Net assets, at value	$76,908,421	$104,938,542	$334,285,831	$193,967,805

Shares outstanding	3,100,000	4,200,000	13,500,000	8,200,000

Net asset value per share	$24.81	$24.99	$24.76	$23.65

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	197

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF[a]	Franklin Liberty U.S. Core Bond ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$1,030,961,892	$296,659,319	$31,430,864	$1,538,989,637
Cost – Non-controlled affiliates (Note 3c)	—	—	—	48,548,641
Value – Unaffiliated issuers	$959,005,938	$293,416,373	$34,903,099	$1,448,058,291
Value – Non-controlled affiliates (Note 3c)	—	—	—	48,548,641
Cash	12,975,736	14,373,526	16,961,736	—
Foreign currency, at value (cost $-,-,216,873,-)	—	—	215,743	—
Receivables:
Interest	8,110,286	1,161,726	111,759	6,554,254
Investment securities sold	—	2,151,349	—	263,003
Capital shares sold	13,040,604	—	—	58,568,168
Closed swap contracts	—	—	48,850,973	—
Deposits with brokers for:
Futures contracts	434,350	—	2,883,955	248,435
Swap contracts	—	—	1,130,000	290,000
Unrealized appreciation on OTC forward exchange contracts	—	—	678,673	—
Unrealized appreciation on OTC swap contracts	—	—	878	31,603
OTC swap contracts premiums paid	—	—	—	14,678
Other assets	—	—	—	363,049

Total assets	993,566,914	311,102,974	105,736,816	1,562,940,122

Liabilities:
Payables:
Closed swap contracts	—	—	49,647,290	—
Investment securities purchased	11,563,296	18,230,674	19	52,079,764
Management fees	334,339	150,057	128,224	300,806
Transfer agent fees	—	—	2,500	—
Custodian fees	—	—	391	—
Professional fees	—	—	333	—
Variation margin on futures contracts	67,452	—	293,789	54,139
Funds advanced by custodian	—	—	—	186,974
Unrealized depreciation on OTC forward exchange contracts	—	—	405,191	—
Unrealized depreciation on OTC swap contracts	—	—	—	49,631
OTC swap contracts premiums received	—	—	—	307,500
Accrued expenses and other liabilities	—	—	765	—

Total liabilities	11,965,087	18,380,731	50,478,502	52,978,814

Net assets, at value	$981,601,827	$292,722,243	$55,258,314	$1,509,961,308

Net assets consist of:
Paid-in capital	$1,061,903,112	$296,622,413	$64,771,914	$1,638,586,290
Total distributable earnings (loss)	(80,301,285)	(3,900,170)	(9,513,600)	(128,624,982)

Net assets, at value	$981,601,827	$292,722,243	$55,258,314	$1,509,961,308

Shares outstanding	41,400,000	11,850,000	2,600,000	64,450,000

Net asset value per share	$23.71	$24.70	$21.25	$23.43

aConsolidated financial statements. See Notes 14.

198	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

March 31, 2022

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Assets:
Investments in securities:
Cost – Unaffiliated issuers	$116,214,358	$426,098,420	$3,653,412
Cost – Non-controlled affiliates (Note 3c)	—	4,633,381	81,009
Value – Unaffiliated issuers	$134,409,111	$395,590,021	$3,611,534
Value – Non-controlled affiliates (Note 3c)	—	4,633,381	81,009
Cash	440,892	—	—
Receivables:
Dividends	130,948	1,793,676	10,246
Capital shares sold	—	14,736,278	—

Total assets	134,980,951	416,753,356	3,702,789

Liabilities:
Payables:
Investment securities purchased	—	13,132,642	1
Management fees	45,536	77,997	20,807

Total liabilities	45,536	13,210,639	20,808

Net assets, at value	$134,935,415	$403,542,717	$3,681,981

Net assets consist of:
Paid-in capital	$117,152,676	$445,957,096	$3,742,849
Total distributable earnings (loss)	17,782,739	(42,414,379)	(60,868)

Net assets, at value	$134,935,415	$403,542,717	$3,681,981

Shares outstanding	2,750,000	17,800,000	150,000

Net asset value per share	$49.07	$22.67	$24.55

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	199

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations

for the year ended March 31, 2022

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$32,199	$6,525	$36,995	$34,760
Interest:
Unaffiliated issuers	—	—	2,193	—

Total investment income	32,199	6,525	39,188	34,760

Expenses:
Management fees (Note 3a)	168,955	18,218	108,884	60,498
Transfer agent fees	3,000	6,081	3,000	3,000
Custodian fees	2,993	600	1,644	1,397
Reports to shareholders	8,424	2,700	3,290	2,846
Registration and filing fees	4,666	2,181	5,150	4,649
Professional fees	18,180	32,592	17,559	17,516
Trustee fees (Note 3a)	995	39	365	258
Other	3,266	755	3,260	3,230

Total expenses	210,479	63,166	143,152	93,394
Expenses waived/paid by affiliates (Note 3c)	(41,524)	(49,309)	(34,267)	(32,897)

Net expenses	168,955	13,857	108,885	60,497

Net investment income	(136,756)	(7,332)	(69,697)	(25,737)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(6,203,705)	(487,283)	(5,875,881)	(667,829)
In-kind redemptions	2,675,706	—	4,609,657	—
Foreign currency transactions	(2,249)	(113)	(2,559)	243

Net realized gain (loss)	(3,530,248)	(487,396)	(1,268,783)	(667,586)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(8,910,995)	292,275	(5,044,121)	1,481,770
Translation of other assets and liabilities denominated in foreign currencies	14	10	(7)	(6)

Net change in unrealized appreciation (depreciation)	(8,910,981)	292,285	(5,044,128)	1,481,764

Net realized and unrealized gain (loss)	(12,441,229)	(195,111)	(6,312,911)	814,178

Net increase (decrease) in net assets resulting from operations	$(12,577,985)	$(202,443)	$(6,382,608)	$788,441

[a]Foreign taxes withheld on dividends	$530	$120	$499	$2,677

200	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Investment income:
Interest: (net of foreign taxes)[a]
Unaffiliated issuers	1,511,671	2,050,094	17,990,115	893,582

Total investment income	1,511,671	2,050,094	17,990,115	893,582

Expenses:
Management fees (Note 3a)	360,353	750,135	1,645,939	664,897
Transfer agent fees	9,000	8,998	3,000	3,000
Custodian fees	1,490	1,988	3,508	51,775
Reports to shareholders	4,735	5,559	1,850	857
Registration and filing fees	12,518	6,276	5,076	—
Professional fees	32,374	42,496	28,519	27,993
Trustee fees (Note 3a)	2,051	5,299	7,692	5,028
Other	9,743	10,122	2,374	2,995

Total expenses	432,264	830,873	1,697,958	756,545
Expenses waived/paid by affiliates (Note 3c)	(259,294)	(455,793)	(264,348)	(269,445)

Net expenses	172,970	375,080	1,433,610	487,100

Net investment income	1,338,701	1,675,014	16,556,505	406,482

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(4,924)	(859,034)	2,644,036	(1,120,445)
In-kind redemptions	—	445,707	(2,272,357)	—
Foreign currency transactions	—	—	—	179,821
Forwards exchange contracts	—	—	—	11,900,931

Net realized gain (loss)	(4,924)	(413,327)	371,679	10,960,307

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(5,026,347)	(7,422,486)	(21,274,898)	(16,135,738)
Translation of other assets and liabilities denominated in foreign currencies	—	—	—	(237,072)
Forward exchange contracts	—	—	—	(2,266,963)
Change in deferred taxes on unrealized appreciation	—	—	—	(269)

Net change in unrealized appreciation (depreciation)	(5,026,347)	(7,422,486)	(21,274,898)	(18,640,042)

Net realized and unrealized gain (loss)	(5,031,271)	(7,835,813)	(20,903,219)	(7,679,735)

Net increase (decrease) in net assets resulting from operations	$(3,692,570)	$(6,160,799)	$(4,346,714)	$(7,273,253)

[a]Foreign taxes withheld on interest	$—	$—	$—	$1,936

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	201

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF[a]	Franklin Liberty U.S. Core Bond ETF
Investment income:
Dividends:
Unaffiliated issuers	$—	$—	$733,434	$3,277
Interest: (net of foreign taxes)[b]
Unaffiliated issuers	26,853,734	8,818,437	130	31,234,110

Total investment income	26,853,734	8,818,437	733,564	31,237,387

Expenses:
Management fees (Note 3a)	4,236,857	1,148,520	375,887	2,400,004
Transfer agent fees	3,000	3,000	10,500	3,000
Custodian fees	13,164	32,080	4,331	5,625
Reports to shareholders	4,229	1,083	4,897	8,959
Registration and filing fees	7,835	3,489	4,570	12,401
Professional fees	22,093	30,118	15,003	20,923
Trustees’ fees and expenses	24,675	4,357	1,199	37,252
Other	5,049	1,198	—	6,790

Total expenses	4,316,902	1,223,845	416,387	2,494,954
Expenses waived/paid by affiliates (Note 3c)	(731,501)	(271,462)	(58,166)	(92,076)

Net expenses	3,585,401	952,383	358,221	2,402,878

Net investment income	23,268,333	7,866,054	375,343	28,834,509

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	1,282,966	(374,967)	2,537,443	(24,376,427)
In-kind redemptions	3,506,071	—	—	—
Foreign currency transactions	—	—	(5,430)	—
Forwards exchange contracts	—	—	(300,831)	—
Futures contracts	1,210,398	—	2,480,525	(700,454)
Swap contracts	—	—	—	112,950

Net realized gain (loss)	5,999,435	(374,967)	4,711,707	(24,963,931)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(70,433,482)	(2,789,129)	39,404	(78,617,679)
Translation of other assets and liabilities denominated in foreign currencies	—	—	(7,692)	—
Futures contracts	436,625	—	(143,048)	(234,420)
Swap contracts	—	—	(868)	(18,028)
Forward exchange contracts	—	—	173,508	—

Net change in unrealized appreciation (depreciation)	(69,996,857)	(2,789,129)	61,304	(78,870,127)

Net realized and unrealized gain (loss)	(63,997,422)	(3,164,096)	4,773,011	(103,834,058)

Net increase (decrease) in net assets resulting from operations	$(40,729,089)	$4,701,958	$5,148,354	$(74,999,549)

aConsolidated financial statements. See Notes 14.

[b]Foreign taxes withheld on interest	$893	$—	$39,838	$447

202	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the year ended March 31, 2022

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Investment income:
Dividends: (net of foreign taxes)[a]
Unaffiliated issuers	$2,456,203	$650	$7
Interest:
Unaffiliated issuers	—	3,167,746	22,469
Inflation principal adjustments	—	435,152	—

Total investment income	2,456,203	3,603,548	22,476

Expenses:
Management fees (Note 3a)	404,547	1,147,764	11,010
Transfer agent fees	3,000	3,125	3,468
Custodian fees	1,056	3,056	9,441
Reports to shareholders	8,294	1,907	3,273
Registration and filing fees	5,290	7,714	11,932
Professional fees	25,847	14,692	14,739
Trustee fees (Note 3a)	3,248	10,025	59
Other	2,859	445	766

Total expenses	454,141	1,188,728	54,688
Expenses waived/paid by affiliates (Note 3c)	(49,593)	(808,161)	(49,917)

Net expenses	404,548	380,567	4,771

Net investment income	2,051,655	3,222,981	17,705

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	2,411,847	(939,252)	1,348
In-kind redemptions	15,037,764	—	—
Foreign currency transactions	(331)	—	—

Net realized gain (loss)	17,449,280	(939,252)	1,348

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,376,857)	(15,335,003)	(51,611)
Translation of other assets and liabilities denominated in foreign currencies	273	—	—

Net change in unrealized appreciation (depreciation)	(1,376,584)	(15,335,003)	(51,611)

Net realized and unrealized gain (loss)	16,072,696	(16,274,255)	(50,263)

Net increase (decrease) in net assets resulting from operations	$18,124,351	$(13,051,274)	$(32,558)

[a]Foreign taxes withheld on dividends	$12,252	$—	$—

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	203

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Disruptive Commerce ETF		Franklin Exponential Data ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$(136,756)	$(101,622)	$(7,332)	$(369)
Net realized gain (loss)	(3,530,248)	296,353	(487,396)	(63,877)
Net change in unrealized appreciation (depreciation)	(8,910,981)	7,116,842	292,285	(102,194)

Net increase (decrease) in net assets resulting from operations	(12,577,985)	7,311,573	(202,443)	(166,440)

Distributions to shareholders	(222,554)	—	—	—

Capital share transactions: (Note 2)	(10,442,439)	32,383,211	1,286,009	2,500,000

Net increase (decrease) in net assets	(23,242,978)	39,694,784	1,083,566	2,333,560
Net assets:
Beginning of year	41,826,757	2,131,973	2,333,560	—

End of year	$18,583,779	$41,826,757	$3,417,126	$2,333,560

aFor the period January 12, 2021 (commencement of operations) to March 31, 2021.

204	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Genomic Advancements ETF		Franklin Intelligent Machines ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$(69,697)	$(28,033)	$(25,737)	$(8,296)
Net realized gain (loss)	(1,268,783)	(90,186)	(667,586)	1,145,627
Net change in unrealized appreciation (depreciation)	(5,044,128)	2,487,194	1,481,764	1,049,747

Net increase (decrease) in net assets resulting from operations	(6,382,608)	2,368,975	788,441	2,187,078

Distributions to shareholders	(64,946)	(10,356)	(23,504)	(432)

Capital share transactions: (Note 2)	6,106,586	10,522,838	—	6,555,405

Net increase (decrease) in net assets	(340,968)	12,881,457	764,937	8,742,051
Net assets:
Beginning of year	15,139,645	2,258,188	10,808,879	2,066,828

End of year	$14,798,677	$15,139,645	$11,573,816	$10,808,879

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Annual Report	205

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Dynamic Municipal Bond ETF		Franklin Liberty Federal Tax-Free Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$1,338,701	$589,886	$1,675,014	$995,318
Net realized gain (loss)	(4,924)	(100,405)	(413,327)	(62,096)
Net change in unrealized appreciation (depreciation)	(5,026,347)	1,451,268	(7,422,486)	616,576

Net increase (decrease) in net assets resulting from operations	(3,692,570)	1,940,749	(6,160,799)	1,549,798

Distributions to shareholders	(1,204,849)	(611,513)	(2,038,684)	(1,352,931)

Capital share transactions: (Note 2)	39,693,714	28,420,573	(13,082,950)	97,349,967

Net increase (decrease) in net assets	34,796,295	29,749,809	(21,282,433)	97,546,834
Net assets:
Beginning of year	42,112,126	12,362,317	126,220,975	28,674,141

End of year	$76,908,421	$42,112,126	$104,938,542	$126,220,975

206	Annual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN TEMPLETON ETF TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty High Yield Corporate ETF		Franklin Liberty International Aggregate Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$16,556,505	$9,492,814	$406,482	$(59,641)
Net realized gain (loss)	371,679	259,164	10,960,307	(6,801,787)
Net change in unrealized appreciation (depreciation)	(21,274,898)	23,910,684	(18,640,042)	7,120,781

Net increase (decrease) in net assets resulting from operations	(4,346,714)	33,662,662	(7,273,253)	259,353

Distributions to shareholders	(17,355,367)	(11,465,310)	(4,976,496)	(951,028)

Capital share transactions: (Note 2)	9,401,694	194,026,836	24,812,593	177,107,475

Net increase (decrease) in net assets	(12,300,387)	216,224,188	12,562,844	176,415,800
Net assets:
Beginning of year	346,586,218	130,362,030	181,404,961	4,989,161

End of year	$334,285,831	$346,586,218	$193,967,805	$181,404,961

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty Investment Grade Corporate ETF		Franklin Liberty Senior Loan ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$23,268,333	$21,040,801	$7,866,054	$2,113,893
Net realized gain (loss)	5,999,435	11,641,061	(374,967)	(660,335)
Net change in unrealized appreciation (depreciation)	(69,996,857)	18,598,433	(2,789,129)	4,290,337

Net increase (decrease) in net assets resulting from operations	(40,729,089)	51,280,295	4,701,958	5,743,895

Distributions to shareholders	(28,480,201)	(38,161,818)	(6,696,117)	(2,065,367)

Capital share transactions: (Note 2)	32,171,961	452,182,964	93,615,229	142,589,480

Net increase (decrease) in net assets	(37,037,329)	465,301,441	91,621,070	146,268,008
Net assets:
Beginning of year	1,018,639,156	553,337,715	201,101,173	54,833,165

End of year	$981,601,827	$1,018,639,156	$292,722,243	$201,101,173

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty Systematic Style Premia ETF[a]		Franklin Liberty U.S. Core Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021
Increase (decrease) in net assets:
Operations:
Net investment income	$375,343	$544,672	$28,834,509	$30,551,817
Net realized gain (loss)	4,711,707	(15,476,749)	(24,963,931)	12,812,674
Net change in unrealized appreciation (depreciation)	61,304	10,192,871	(78,870,127)	(20,543,019)

Net increase (decrease) in net assets resulting from operations	5,148,354	(4,739,206)	(74,999,549)	22,821,472

Distributions to shareholders	(697,021)	(3,805,981)	(35,701,883)	(51,084,574)

Capital share transactions: (Note 2)	3,879,642	4,524,461	160,065,825	635,328,246

Net increase (decrease) in net assets	8,330,975	(4,020,726)	49,364,393	607,065,144
Net assets:
Beginning of year	46,927,339	50,948,065	1,460,596,915	853,531,771

End of year	$55,258,314	$46,927,339	$1,509,961,308	$1,460,596,915

aConsolidated financial statements. See Notes 14.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty U.S. Low Volatility ETF		Franklin Liberty U.S. Treasury Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021	Year Ended March 31, 2022	Year Ended March 31, 2021[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$2,051,655	$1,950,473	$3,222,981	$1,690,423
Net realized gain (loss)	17,449,280	6,732,931	(939,252)	(3,618,092)
Net change in unrealized appreciation (depreciation)	(1,376,584)	28,828,473	(15,335,003)	(15,173,396)

Net increase (decrease) in net assets resulting from operations	18,124,351	37,511,877	(13,051,274)	(17,101,065)

Distributions to shareholders	(2,063,975)	(1,913,171)	(6,661,686)	(5,600,354)

Capital share transactions: (Note 2)	(20,946,579)	30,000,322	5,056,701	440,900,395

Net increase (decrease) in net assets	(4,886,203)	65,599,028	(14,656,259)	418,198,976
Net assets:
Beginning of year	139,821,618	74,222,590	418,198,976	—

End of year	$134,935,415	$139,821,618	$403,542,717	$418,198,976

aFor the period June 9, 2020 (commencement of operations) to March 31, 2021.

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FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Liberty Ultra Short Bond ETF

	Year Ended March 31, 2022	Year Ended March 31, 2021[a]
Increase (decrease) in net assets:
Operations:
Net investment income	$17,705	$10,284
Net realized gain (loss)	1,348	2,243
Net change in unrealized appreciation (depreciation)	(51,611)	9,733

Net increase (decrease) in net assets resulting from operations	(32,558)	22,260

Distributions to shareholders	(17,586)	(34,619)

Capital share transactions: (Note 2)	1,244,484	2,500,000

Net increase (decrease) in net assets	1,194,340	2,487,641
Net assets:
Beginning of year	2,487,641	—

End of year	$3,681,981	$2,487,641

aFor the period July 14, 2020 (commencement of operations) to March 31, 2021.

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Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin Templeton ETF Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of forty-five separate funds, fifteen of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Each of the Funds are an exchange traded fund (ETF) and are actively managed, thus they are not designed to track an index.

On November 19, 2021, the Franklin Liberty Federal Intermediate Tax-Free Bond Opportunities ETF’s Board of Trustees, approved a proposal to change the name of the Fund to Franklin Dynamic Municipal Bond ETF, effective January 31, 2022.

On November 19, 2021 the Franklin Liberty Federal Tax-Free Bond ETF’s Board of Trustees, approved a proposal to change the name of the Fund to Franklin Municipal Green Bond ETF, effective May 3, 2022.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC).

The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and exchange traded funds listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time. The value is then converted into its

U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. London time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally,

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1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. The VC monitors price movements for significant events following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Derivative Financial Instruments

Certain or all Funds invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statements of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination.

Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

c. Derivative Financial Instruments (continued)

decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

The Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statements of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statements of Operations.

Collateral requirements differ by type of derivative. Collateral terms are contract specific for OTC derivatives. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds’ investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

Certain or all Funds entered into exchange traded futures contracts primarily to manage and/or gain exposure to equity price risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statements of Assets and Liabilities.

See Note 12 regarding other derivative information.

d. Securities Purchased on a When-Issued and Delayed Delivery Basis

Certain or all Funds purchase securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date.

e. Senior Floating Rate Interests

Certain or all Funds invest in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

e. Senior Floating Rate Interests (continued)

a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Funds invest are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

f. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2022, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income and capital gain distributions are recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust. Certain Fund specific expenses are allocated directly to the Fund that incurred the expense. These expenses are paid by the Fund or by the investment manager, as applicable, according to the terms of the unified management fee agreement.

h. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

i. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

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NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies (continued)

i. Accounting Estimates (continued)

amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

j. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

Shares of the Funds are issued and redeemed at their respective NAV only in aggregations of a specific number of shares or multiples thereof (Creation Units). Only certain large institutional investors (Authorized Participants) may engage in creation or redemption transactions directly with the Funds. Once created, shares of the Funds generally trade in the secondary market in amounts less than one Creation Unit. The market price of the Funds’ shares will be based on the price in the secondary market which may be at, above or below the most recent NAV. Creation Units may be issued and redeemed in exchange for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities).

Authorized Participants pay a standard transaction fee to the shareholder servicing agent when purchasing or redeeming Creation Units of the Funds regardless of the number of Creation Units that are being created or redeemed on the same day by the Authorized Participant. The standard transaction fee is imposed to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units and is not charged to or paid by the Funds.

In addition, for cash Creation Unit transactions, a variable fee for creation transactions and redemption transactions may be charged to the Authorized Participant to cover certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades. Variable fees, if any, are included in capital share transactions in the Statements of Changes in Net Assets.

At March 31, 2022, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Disruptive Commerce ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	—	$157	750,000	$32,383,211
Shares redeemed	(250,000)	(10,442,596)	—	—

Net increase (decrease)	(250,000)	$(10,442,439)	750,000	$32,383,211

	Franklin Exponential Data ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021[a]

	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,286,009	100,001	$2,500,025
Shares redeemed	—	—	(1)	(25)

Net increase (decrease)	50,000	$1,286,009	100,000	$2,500,000

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2. Shares of Beneficial Interest (continued)

	Franklin Genomic Advancements ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	400,000	$22,040,989	250,000	$10,522,838
Shares redeemed	(350,000)	(15,934,403)	—	—

Net increase (decrease)	50,000	$6,106,586	250,000	$10,522,838

	Franklin Intelligent Machines ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	—	$—	200,000	$8,928,972
Shares redeemed	—	—	(50,000)	(2,373,567)

Net increase (decrease)	—	$—	150,000	$6,555,405

	Franklin Dynamic Municipal Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	1,550,000	$40,942,801	1,100,000	$28,420,573
Shares redeemed	(50,000)	(1,249,087)	—	—

Net increase (decrease)	1,500,000	$39,693,714	1,100,000	$28,420,573

	Franklin Liberty Federal Tax-Free Bond

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	1,200,000	$32,661,307	3,650,000	$98,699,200
Shares redeemed	(1,700,000)	(45,744,257)	(50,000)	(1,349,233)

Net increase (decrease)	(500,000)	$(13,082,950)	3,600,000	$97,349,967

	Franklin Liberty High Yield Corporate ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	4,500,000	$117,942,112	7,500,000	$194,026,836
Shares redeemed	(4,250,000)	(108,540,418)	—	—

Net increase (decrease)	250,000	$9,401,694	7,500,000	$194,026,836

	Franklin Liberty International Aggregate Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	2,400,000	$60,490,312	9,000,000	$226,171,307
Shares redeemed	(1,450,000)	(35,677,719)	(1,950,000)	(49,063,832)

Net increase (decrease)	950,000	$24,812,593	7,050,000	$177,107,475

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NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest (continued)

	Franklin Liberty Investment Grade Corporate ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	4,300,000	$107,793,585	22,300,000	$585,231,109
Shares redeemed	(2,900,000)	(75,621,624)	(5,150,000)	(133,048,145)

Net increase (decrease)	1,400,000	$32,171,961	17,150,000	$452,182,964

	Franklin Liberty Senior Loan ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	5,300,000	$132,222,340	5,850,000	$146,207,760
Shares redeemed	(1,550,000)	(38,607,111)	(150,000)	(3,618,280)

Net increase (decrease)	3,750,000	$93,615,229	5,700,000	$142,589,480

	Franklin Liberty Systematic Style Premia ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	300,000	$6,039,974	200,000	$4,524,461
Shares sold	(100,000)	(2,160,332)	—	—

Net increase (decrease)	200,000	$3,879,642	200,000	$4,524,461

	Franklin Liberty U.S. Core Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021[a]

	Shares	Amount	Shares	Amount
Shares sold	14,950,000	$373,614,883	37,350,000	$966,046,417
Shares redeemed	(8,600,000)	(213,549,058)	(12,800,000)	(330,718,171)

Net increase (decrease)	6,350,000	$160,065,825	24,550,000	$635,328,246

	Franklin Liberty U.S. Low Volatility ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021

	Shares	Amount	Shares	Amount
Shares sold	850,000	$39,828,368	1,450,000	$55,893,889
Shares redeemed	(1,300,000)	(60,774,947	(650,000)	(25,893,567)

Net increase (decrease)	(450,000)	$(20,946,579)	800,000	$30,000,322

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2. Shares of Beneficial Interest (continued)

	Franklin Liberty U.S. Treasury Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021[b]

	Shares	Amount	Shares	Amount
Shares sold	1,850,000	$43,376,401	17,950,001	$450,866,696
Shares redeemed	(1,600,000)	(38,319,700)	(400,001)	(9,966,301)

Net increase (decrease)	250,000	$5,056,701	17,550,000	$440,900,395

	Franklin Liberty Ultra Short Bond ETF

	Year Ended March 31, 2022		Year Ended March 31, 2021[c]

	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,244,484	100,001	$2,500,025
Shares redeemed	—	—	(1)	(25)

Net increase (decrease)	50,000	$1,244,484	100,000	$2,500,000

aFor the period January 12, 2021 (commencement of operations) to March 31, 2021.

bFor the period June 9, 2020 (commencement of operations) to March 31, 2021.

cFor the period July 14, 2020 (commencement of operations) to March 31, 2021

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager
Franklin Templeton Investimentos (Brasil) Ltda. (FTI Brasil)	Investment manager
Franklin Templeton Investment Management Limited (FTIML)	Investment manager
Franklin Templeton Investment Trust Management Co., Ltd. (FT Korea)	Investment manager
Franklin Templeton Investments (ME) Limited (FTIME)	Investment manager
Franklin Templeton Investments Corp. (FTIC)	Investment manager
Franklin Advisory Services, LLC (FASL)	Investment manager
Templeton Asset Management Ltd. (TAML)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, LLC (Distributors)	Principal underwriter

a. Management Fees

Effective October 1, 2021, for each Fund except for Franklin Dynamic Municipal Bond ETF and Franklin Liberty Federal Tax-Free Bond (“Unitary Fee Funds”), the Board approved converting to a unitary fee structure as described below.

For the period April 1, 2021 to September 30, 2021, Franklin Disruptive Commerce ETF, Franklin Exponential Data ETF, Franklin Genomic Advancements ETF and Franklin Intelligent Machines ETF Funds pay an investment management fee to Advisers of 0.50%, respectively, per year of the average daily net assets of each of the Funds. Effective October 1, 2021, each of the Funds pay Advisers a unified management fee for managing the Funds’ assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Funds’ effective October 1, 2021, Advisers reimburses

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

the Funds for all acquired fund fees and expenses (such as those associated with the Funds’ investment in a Franklin Templeton money fund) and all expenses related to the Funds’ investments in the Subsidiary, and pays all of the ordinary operating expenses of the Funds, except for (i) the Funds’ management fee, (ii) payments under the Funds’ Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. These Funds pay 0.50% per year of the average daily net assets of each of the Funds.

For the period April 1, 2021 to September 30, 2021, Franklin Liberty Systematic Style Premia ETF, Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF pay an investment management fee to Advisers of 0.650%, 0.150%, 0.290%, 0.450% and 0.610%, respectively, per year of the average daily net assets of each of the Funds. Effective October 1, 2021 Franklin Liberty Systematic Style Premia ETF, Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF pay Advisers a unified management fee for managing the Funds’ assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Funds’ effective October 1, 2021, Advisers reimburses the Funds for all acquired fund fees and expenses (such as those associated with the Funds’ investment in a Franklin Templeton money fund) and all expenses related to the Funds’ investments in the Subsidiary, and pays all of the ordinary operating expenses of the Funds, except for (i) the Funds’ management fee, (ii) payments under the Funds’ Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. These Funds pay 0.650%, 0.150%, 0.290%, 0.090% and 0.150%, respectively, per year of the average daily net assets of the Funds.

The Franklin Dynamic Municipal Bond ETF and Franklin Liberty Federal Tax-Free Bond Funds pay an investment management fee, calculated daily and paid monthly, to Advisers based on the daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $50 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period April 1, 2021 to September 30, 2021, Franklin Liberty High Yield Corporate ETF and Franklin Liberty Investment Grade Corporate ETF Funds pay an investment management fee, calculated daily and paid monthly, to Advisers based on the daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Effective October 1, 2021, the Franklin Liberty High Yield Corporate ETF Fund pays Advisers a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective October 1, 2021, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses based on the daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.400%	Up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

Effective October 1, 2021, the Franklin Liberty Investment Grade Corporate ETF Fund pays Advisers a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective October 1, 2021, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The Fund pays 0.35% per year of the average daily net assets of the Fund.

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period April 1, 2021 to September 30, 2021, Franklin Liberty International Aggregate Bond ETF pays an investment management fee, calculated daily and paid monthly, to FTIML based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.450%	Up to and including $1 billion
0.400%	Over $1 billion, up to and including $5 billion
0.350%	Over $5 billion, up to and including $10 billion
0.345%	Over $10 billion, up to and including $15 billion
0.340%	Over $15 billion, up to and including $20 billion
0.335%	In excess of $20 billion

Effective October 1, 2021, the Fund pays FTIML a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective October 1, 2021, FTIML reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The Fund pays 0.25% per year of the average daily net assets of the Fund.

For the period April 1, 2021 to September 30, 2021, Franklin Liberty Senior Loan ETF pays an investment management fee, calculated daily and paid monthly, to Advisers based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.650%	Up to and including $500 million
0.550%	Over $500 million, up to and including $1 billion
0.500%	Over $250 million, up to and including $7.5 billion
0.450%	Over $7.5 billion, up to and including $10 billion
0.425%	Over $10 billion, up to and including $12.5 billion
0.400%	Over $12.5 billion, up to and including $15 billion
0.390%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.370%	In excess of $50 billion

Effective October 1, 2021, the Fund pays Advisers a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund effective October 1, 2021, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may

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be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.450%	Up to and including $6.5 billion
0.425%	Over $6.5 billion, up to and including $11.5 billion
0.400%	Over $11.5 billion, up to and including $16.5 billion
0.390%	Over $16.5 billion, up to and including $19 billion
0.380%	Over $19 billion, up to and including $21.5 billion
0.370%	In excess of $21.5 billion

For the year ended March 31, 2022, each Fund’s annualized effective investment management fee rate based on average daily net assets was as follows:

Annualized Fee Rate
Franklin Disruptive Commerce ETF	0.50%
Franklin Exponential Data ETF	0.50%
Franklin Geonomic Advancements ETF	0.50%
Franklin Intelligent Machines ETF	0.50%
Franklin Dynamic Municipal Bond ETF	0.625%
Franklin Liberty Federal Tax-Free Bond	0.60%
Franklin Liberty High Yield Corporate ETF	0.46%
Franklin Liberty International Aggregate Bond ETF	0.34%
Franklin Liberty Investment Grade Corporate ETF	0.41%
Franklin Liberty Senior Loan ETF	0.54%
Franklin Liberty Systematic Style Premia ETF	0.65%
Franklin Liberty U.S. Core Bond ETF	0.15%
Franklin Liberty U.S. Low Volatility ETF	0.29%
Franklin Liberty U.S. Treasury Bond ETF	0.27%
Franklin Liberty Ultra Short Bond ETF	0.34%

b. Administrative Fees

Under an agreement with Advisers and FTIML, FT Services provides administrative services to the Funds. The fee is paid by Advisers and FTIML based on the Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Waiver and Expense Reimbursements

Prior to October 1, 2021, Advisers had contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding certain non-routine expenses) did not exceed 0.50% for the Franklin Disruptive Commerce ETF, Franklin Genomic Advancements ETF, Franklin Intelligent Machine ETF and Franklin Exponential Data ETF Funds until July 31, 2022.

Prior to October 1, 2021, Advisers had contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Liberty High Yield Corporate ETF, Franklin Liberty Investment Grade Corporate ETF, Franklin Liberty Senior Loan ETF , Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

FRANKLIN TEMPLETON ETF TRUST

NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

c. Waiver and Expense Reimbursements (continued)

ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF so that the expenses (including acquired fund fees and expenses) of the Funds did not exceed 0.40%, 0.35%, 0.45%, 0.15%, 0.29%, 0.09% and 0.15%, respectively, based on the average net assets (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2022.

Prior to October 1, 2021, FTIML had contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by Franklin Liberty International Aggregate Bond ETF so that the expenses (including acquired fund fees and expenses) of the Fund did not exceed 0.25% based on the average net assets (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2022.

For Franklin Liberty Systematic Style Premia ETF, prior to October 1, 2021 the investment manager had contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid by a Cayman Islands-based company that is wholly-owned by the Fund (Subsidiary). Additionally, prior to October 1, 2021 the investment manager had contractually agreed to waive or assume certain expenses so that total annual Fund operating expenses (including acquired fund fees and expenses, but excluding certain non-routine expenses) for the Fund did not exceed 0.65% until July 31, 2022.

For the Franklin Dynamic Municipal Bond ETF, Franklin Liberty Federal Tax-Free Bond ETF, Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by so that the expenses (including acquired fund fees and expenses) of the Funds do not exceed 0.30%, and 0.30%, respectively, based on the average net assets (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until July 31, 2022.

Total expenses waived or paid are not subject to recapture subsequent to the Funds’ fiscal year end.

Advisers additionally waived 0.25% of annual Fund operating expenses for the Franklin Exponential Data ETF for the period from the commencement of its operations until September 30, 2021 due to a scrivener’s error which accrued to the benefit of the Fund. As noted above, Advisers may not recover fees previously waived.

d. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies. As defined in the 1940 Act, an investment is deemed to be a “Controlled Affiliate” of a fund when a fund owns, either directly or indirectly, 25% or more of the affiliated fund’s outstanding shares or has the power to exercise control over management or policies of such fund. The Fund’s do not invest for purposes of exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the year ended March 31, 2022, investments in affiliated management investment companies were as follows:

	Value at Beginning Year	Purchases	Sales	Realized Gain (Loss)	Net Change In (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Franklin Exponential Data ETF
Non-Controlled Affiliates								Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$59,857	$734,286	$(793,552)	$—	$—	$591	$591	$—

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3. Transactions with Affiliates (continued)

d. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning Year	Purchases	Sales	Realized Gain (Loss)	Net Change In (Depreciation)	Value at End of Year	Number of Shares Held at End of Year	Investment Income

Franklin Liberty U.S. Core Bond ETF
Non-Controlled Affiliates								Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$21,162,095	$599,950,423	$(572,563,877)	$—	$—	$48,548,641	$48,548,641	$—

Franklin Liberty U.S. Treasury Bond ETF
Non-Controlled Affiliates								Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$19,594,757	$46,530,374	$(61,491,750)	$—	$—	$4,633,381	$4,633,381	$—

Franklin Liberty Ultra Short Bond ETF
Non-Controlled Affiliates								Dividend Income

Institutional Fiduciary Trust Money Market Portfolio 0.01%	$22,444	$1,189,681	$(1,131,116)	$—	$—	$81,009	$81,009	$—

e. Other Affiliated Transactions

At March 31, 2022, the shares of the funds were owned by the following investment entities:

Funds	Shares	Percentage of Outstanding Shares[a]

Franklin Exponential Data ETF
Franklin Resources Inc.	30,000	20.0%

Franklin Intelligent Machines ETF
Franklin Resources Inc.	20,000	8.0%

Franklin Liberty High Yield Corporate ETF
Franklin Conservative Allocation Fund	2,179,258	16.1%
Franklin Moderate Allocation Fund	2,148,845	15.9%
Franklin Total Return Fund	2,900,000	21.5%
Franklin 529 Portfolios	3,020,643	22.4%

	10,248,746	75.9%

Franklin Liberty International Aggregate Bond ETF
Franklin Conservative Allocation Fund	1,032,691	12.6%
Franklin Moderate Allocation Fund	971,513	11.8%
Franklin Growth Allocation Fund	450,649	5.5%
Franklin 529 Portfolios	4,997,261	60.9%

	7,452,114	90.8%

Franklin Liberty Investment Grade Corporate ETF
Franklin Total Return Fund	18,335,000	44.3%
Franklin 529 Portfolios	14,057,294	34.0%

	32,392,294	78.3%

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3. Transactions with Affiliates (continued)

e. Other Affiliated Transactions (continued)

Funds	Shares	Percentage of Outstanding Shares[a]

Franklin Liberty Senior Loan ETF
Franklin Conservative Allocation Fund	1,223,757	10.3%
Franklin Moderate Allocation Fund	1,206,700	10.2%
Franklin Total Return Fund	1,737,400	14.7%

	4,167,857	35.2%

Franklin Liberty Systematic Style Premia ETF
Franklin Conservative Allocation Fund	281,751	10.8%
Franklin Moderate Allocation Fund	441,748	17.0%
Franklin Growth Allocation Fund	307,382	11.8%
Franklin Managed Income Fund	1,175,000	45.2%
Franklin LifeSmart™ 2020 – 2055 Retirement Target Funds	129,020	5.0%

	2,334,901	89.8%

Franklin Liberty U.S. Core Bond ETF
Franklin Conservative Allocation Fund	9,579,466	14.9%
Franklin Moderate Allocation Fund	9,445,816	14.7%
Franklin 529 Portfolios	29,468,829	45.7%

	48,494,111	75.3%

Franklin Liberty U.S. Low Volatility ETF
Franklin Managed Income Fund	860,000	31.3%

Franklin Liberty U.S. Treasury Bond ETF
Franklin Conservative Allocation Fund	2,074,412	11.7%
Franklin Moderate Allocation Fund	2,045,447	11.5%
Franklin 529 Portfolios	10,824,209	60.8%

	14,944,068	84.0%

Franklin Liberty Ultra Short Bond ETF
Franklin Resources Inc.	33,000	22.0%

aInvestment activities of significant shareholders could have a material impact on the Funds.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2022, the capital loss carryforwards were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Capital loss carryforwards not subject to expiration:
Long term	$129,808	$99,216	$339,406	$44,508
Short term	6,001,047	404,511	5,641,835	623,321

Total capital loss carryforwards	$6,130,855	$503,727	$5,981,241	$667,829

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4. Income Taxes (continued)

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax- Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Capital loss carryforwards not subject to expiration:
Long term	$77,115	$477,407	$—	$661,680
Short term	165,126	1,277,016	—	621,329

Total capital loss carryforwards	$242,241	$1,754,423	$—	$1,283,009

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Capital loss carryforwards not subject to expiration:
Long term	$—	$1,148,492	$—	$12,324,674
Short term	—	792,621	12,077,714	16,633,065

Total capital loss carryforwards	$—	$1,941,113	$12,077,714	$28,957,739

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Capital loss carryforwards not subject to expiration:
Long term	$—	$1,016,578	$2,468
Short term	599,857	6,131,158	14,153

Total capital loss carryforwards	$599,857	$7,147,736	$16,621

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At March 31, 2022, the deferred losses were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Post October capital losses	$—	$—	$—	$—
Late-year ordinary losses	$(8,346)	$(1,550)	$(70,594)	$(3,084)

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield ETF	Franklin Liberty International Aggregate Bond ETF
Post October capital losses	$—	$—	$(683,473)	$—
Late-year ordinary losses	$—	$—	$—	$—

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Post October capital losses	$(1,223,159)	$—	$—	$—
Late-year ordinary losses	$—	$—	$—	$—

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4. Income Taxes (continued)

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Post October capital losses	$—	$—	$—
Late-year ordinary losses	$—	$—	$—

The tax character of distributions paid during the years ended March 31, 2022 and 2021, were as follows:

	Franklin Disruptive Commerce ETF

	2022	2021
Distributions paid from:
Ordinary income	$206,803	$—
Long-Term Capital Gain	15,751	—

Total Distributions paid	$222,554	$—

	Franklin Genomic Advancements ETF

	2022	2021
Distributions paid from ordinary income	$64,946	$10,356

	Franklin Intelligent Machines ETF

	2022	2021
Distributions paid from:
Ordinary income	$7,989	$432
Long-Term Capital Gain	15,515	—

Total Distributions paid	$23,504	$432

	Franklin Dynamic Municipal Bond ETF

	2022	2021
Distributions paid from tax exempt income	$1,204,849	$611,513

	Franklin Liberty Federal Tax-Free Bond ETF

	2022	2021
Distributions paid from tax exempt income	$2,038,684	$1,352,931

	Franklin Liberty High Yield Corporate ETF

	2022	2021
Distributions paid from:
Ordinary income	$16,174,896	$11,465,310
Long-Term Capital Gain	1,180,471	—

Total Distributions paid	$17,355,367	$11,465,310

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4. Income Taxes (continued)

	Franklin Liberty International Aggregate Bond ETF

	2022	2021
Distributions paid from:
Ordinary income	$4,976,042	$951,028
Long-Term Capital Gain	454	—

Total Distributions paid	$4,976,496	$951,028

	Franklin Liberty Investment Grade Corporate ETF

	2022	2021
Distributions paid from:
Ordinary income	$26,432,804	$34,905,788
Long-Term Capital Gain	2,047,397	3,256,030

Total Distributions paid	$28,480,201	$38,161,818

	Franklin Liberty Senior Loan ETF

	2022	2021
Distributions paid from ordinary income	$6,696,117	$2,065,367

	Franklin Liberty Systematic Style Premia ETF

	2022	2021
Distributions paid from ordinary income	$697,021	$3,805,981

	Franklin Liberty U.S. Core Bond ETF

	2022	2021
Distributions paid from:
Ordinary income	$32,245,500	$48,744,964
Long-Term Capital Gain	3,456,383	2,339,610

Total Distributions paid	$35,701,883	$51,084,574

	Franklin Liberty U.S. Low Volatility ETF

	2022	2021
Distributions paid from ordinary income	$2,063,975	$1,913,171

	Franklin Liberty U.S. Treasury Bond ETF

	2022	2021
Distributions paid from ordinary income	$6,661,686	$5,600,354

	Franklin Liberty Ultra Short Bond ETF

	2022	2021
Distributions paid from ordinary income	$17,586	$34,619

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4. Income Taxes (continued)

At March 31, 2022, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Cost of investments	$20,458,775	$3,293,429	$17,139,571	$9,187,863

Unrealized appreciation	$583,526	$457,805	$349,949	$2,315,043
Unrealized depreciation	(2,897,126)	(315,144)	(3,147,665)	(217,120)

Net unrealized appreciation (depreciation)	$(2,313,600)	$142,661	$(2,797,716)	$2,097,923

Distributable earnings – undistributed ordinary income	$—	$—	$—	$—

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Cost of investments	$77,916,334	$109,776,991	$350,632,494	$193,867,770

Unrealized appreciation	$202,797	$547,728	$3,916,236	$6,886,056
Unrealized depreciation	(3,960,424)	(7,004,957)	(21,349,244)	(25,615,668)

Net unrealized appreciation (depreciation)	$(3,757,627)	$(6,457,229)	$(17,433,008)	$(18,729,612)

Distributable earnings – undistributed ordinary income	$—	$—	$1,990,364	$7,635,056

Distributable earnings – undistributed tax exempt income	$161,704	$177,282

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Cost of investments	$1,038,817,266	$296,715,161	$35,170,202	$1,596,332,971

Unrealized appreciation	$8,893,994	$405,603	$4,092,576	$10,456,472
Unrealized depreciation	(88,705,322)	(3,704,391)	(4,359,679)	(110,182,511)

Net unrealized appreciation (depreciation)	$(79,811,328)	$(3,298,788)	$(267,103)	$(99,726,039)

Distributable earnings – undistributed ordinary income	$733,202	$1,339,731	$2,835,434	$58,797

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Cost of investments	$116,214,358	$436,164,401	$3,736,790

Unrealized appreciation	$21,007,063	$3,416,063	$2,950
Unrealized depreciation	(2,812,310)	(39,357,062)	(47,197)

Net unrealized appreciation (depreciation)	$18,194,753	$(35,940,999)	$(44,247)

Distributable earnings – undistributed ordinary income	$187,469	$674,356	$—

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of corporate actions, passive foreign investment company shares and wash sales.

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5. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions, if any) for the year ended March 31, 2022, were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Purchases	$30,191,020	$1,837,567	$13,144,305	$4,306,639
Sales	$29,677,695	$1,765,953	$13,054,910	$4,386,381

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Purchases	$53,237,192	$88,060,091	$152,552,722	$58,585,832
Sales	$15,693,695	$58,723,684	$151,976,078	$42,716,382

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Purchases	$385,080,364	$161,660,892	$79,683,502	$1,220,494,775
Sales	$367,704,518	$73,129,831	$82,686,050	$1,095,568,102

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Purchases	$30,355,736	$75,602,837	$2,178,280
Sales	$31,160,782	$56,670,487	$780,516

In-kind transactions associated with creation and redemptions for the year ended March 31, 2022, were as follows:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Cost of Securities Received	$—	$1,268,729	$21,197,239	$—
Value of Securities Delivered[a]	$10,110,332	$—	$15,497,146	$—

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Cost of Securities Received	$—	$—	$113,055,338	$—
Value of Securities Delivered[a]	$—	$38,022,311	$108,170,176	$—

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Cost of Securities Received	$74,100,743	$—	$—	$—
Value of Securities Delivered[a]	$70,145,501	$—	$—	$—

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Cost of Securities Received	$39,371,371	$—	$—
Value of Securities Delivered[a]	$60,100,881	$—	$—

aRealized gains and losses from in-kind redemptions, as shown on the Statement of Operations, are not recognized by the Funds for tax purposes.

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6. Credit Risk

At March 31, 2022, Franklin Dynamic Municipal Bond ETF, Franklin Liberty Federal Tax-Free Bond ETF, Franklin Liberty High Yield Corporate ETF, Franklin Liberty Investment Grade Corporate ETF and Franklin Liberty Senior Loan ETF had 36.59%, 4.89%, 96.68%, 3.53% and 93.06%, respectively, of their portfolio invested in high yield securities, senior secured floating rate notes, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. Global Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (Global Credit Facility) which matures on February 3, 2023. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the

Funds and other costs incurred by the Funds, pay its/their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the reporting year ended March 31, 2022 the Funds did not use the Global Credit Facility.

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Political and financial uncertainty in many foreign regions may increase market volatility and the economic risk of investing in foreign securities. In addition, certain foreign securities may not be as liquid as

U.S. securities.

9. Geopolitical Risk

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fall out and long-term impact form these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.
10. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

11. Credit Risk and Defaulted Securities

At March 31, 2022, Franklin Dynamic Municipal Bond ETF had 0.20% of its portfolio invested in high yield securities, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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11. Credit Risk and Defaulted Securities (continued)

The Fund may purchase the pre-default or defaulted debt of distressed companies. Distressed companies are financially troubled and could be or are already involved in financial restructuring or bankruptcy. Risks associated with purchasing these securities include the possibility that the bankruptcy or other restructuring process takes longer than expected, or that distributions in restructuring are less than anticipated, either or both of which may result in unfavorable consequences to the Fund. If it becomes probable that the income on debt securities, including those distressed companies, will not be collected, the Fund discontinues accruing income and recognizes an adjustment for uncollectible interest. At March 31, 2022, the aggregate long value of distressed company securities for which interest recognition has been discontinued representing 36.59% of the Fund’s net assets. For information as to specific securities, see the accompanying Schedule of Investments

12. Other Derivative Information

At March 31, 2022, the Funds’ investments in derivative contracts are reflected in the Statements of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives

	Statements of Assets and Liabilities Location	Fair Value		Statements of Assets and Liabilities Location	Fair Value
Franklin Liberty International Aggregate Bond ETF

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	$5,190,265		Unrealized appreciation on OTC forward exchange contracts	$436,142

Franklin Liberty Investment Grade Corporate ETF

Equity contracts	Variation margin on futures contracts	$870,886	[a]	Variation margin on futures contracts	$—

Franklin Liberty Systematic Style ETF

Equity contracts	Swap contracts	$878		Swap contracts	$—

Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	678,673		Unrealized appreciation on OTC forward exchange contracts	405,191

Equity contracts	Variation margin on futures contracts	867,571	[a]	Variation margin on futures contracts	1,217,359	[a]

Total		$1,547,122			$1,622,550

Franklin Liberty U.S. Core Bond ETF

Interest rate contracts	Swap contracts	$31,603		Swap contracts	$49,631

Equity contracts	Variation margin on futures contracts	399,726	[a]	Variation margin on futures contracts	283,744	[a]

Totals		$431,329			$333,375

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statements of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

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12. Other Derivative Information (continued)

For the year ended March 31, 2022, the effect of derivative contracts in the Funds’ Statements of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statements of Operations Locations	Net Realized Gain (Loss) for the Period	Statements of Operations Locations	Net Change in Unrealized Appreciation (Depreciation) for the Period
Franklin Liberty International Aggregate Bond ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Foreign exchange contract	Forward exchange contracts	$11,900,931	Forward exchange contracts	$(2,266,963)

Franklin Liberty Investment Grade Corporate ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Futures contracts	$1,210,398	Futures contracts	$436,625

Franklin Liberty Systematic Style ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Equity contracts	Swap contracts	$—	Swap contracts	$(868)

Foreign exchange contracts	Forward exchange contracts	(300,831)	Forward exchange contracts	173,508

Index contracts	Futures contracts	2,480,525	Futures contracts	(143,048)

Toral		$2,179,694		$29,592

Franklin Liberty U.S. Core Bond ETF
	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:

Interest rate contracts	Swap contracts	$112,950	Swap contracts	$(18,028)

Index contracts	Futures contracts	$(700,454)	Futures contracts	$(234,420)

Totals		$(587,504)		$(252,448)

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12. Other Derivative Information (continued)

For the year ended March 31, 2022, the average month end notional amount of futures and swaps contracts were as follows:

	Franklin Liberty International Aggregate Bond ETF	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Systematic Style ETF	Franklin Liberty U.S. Core Bond ETF
Equity contracts	$—	$—	$27,765,149	$—
Credit Default contracts	$—	$—	$—	$7,587,273
Futures contracts	$—	$52,136,796	$73,112,996	$53,587,445
Forward exchange contracts	$197,246,032	$—	$71,023,226	$—

See Note 1(c) regarding derivative financial instruments.

At March 31, 2022, the Funds’ OTC derivative assets and liabilities are as follows:

	Gross and Net Amounts of Assets and Liabilities Presented in the Statements of Assets and Liabilities

	Assets[a]	Liabilities[a]
Franklin Liberty International Aggregate Bond ETF
Foreign exchange contracts	$5,190,265	$436,142

Franklin Liberty Systematic Style ETF
Equity contracts	$878	$—
Foreign exchange contracts	$678,673	$405,191

Franklin Liberty U.S. Core Bond ETF
Interest rate contracts	$31,603	$49,631

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities.

At March 31, 2022, the Funds’ OTC derivative assets, which may be offset against the Funds’ OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a]	Cash Collateral Received[a]	Net Amount (Not less than zero)
Franklin Liberty International Aggregate Bond ETF
Counterparty
CITI	$5,190,265	$(436,142)	$—	$—	$4,754,123

Franklin Liberty Systematic Style ETF
Counterparty
MSCO	$678,673	$(405,191)	$—	$—	$273,482
MSCS	878	—	—	—	878

Total	$679,551	$(405,191)	$—	$—	$274,360

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12. Other Derivative Information (continued)

At March 31, 2022, the Funds’ OTC derivative liabilities, which may be offset against the Funds’ OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statements of Assets and Liabilities

	Gross and Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged[a]	Cash Collateral Pledged[a]	Net Amount (Not less than zero)
Franklin Liberty International Aggregate Bond ETF
Counterparty
CITI	$436,142	$(436,142)	$—	$—	$—

Franklin Liberty Systematic Style ETF
Counterparty
MSCO	$405,191	$(405,191)	$—	$—	$—

aIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

13. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments
•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of March 31, 2022, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Franklin Disruptive Commerce ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$18,145,175	$—	$—	$18,145,175

Franklin Exponential Data ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$3,435,499	$—	$—	$3,435,499
Short-Term Investments	591	—	—	591

Total Investments in Securities	$3,436,090	$—	$—	$3,436,090

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13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Genomic Advancements ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$14,341,855	$—	$—	$14,341,855

Franklin Intelligent Machines ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$11,285,786	$—	$—	$11,285,786

Franklin Dynamic Municipal Bond ETF

Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$74,158,707	$—	$74,158,707

Franklin Liberty Federal Tax-Free Bond

Assets:
Investments in Securities:[a]
Municipal Bonds	$—	$103,319,762	$—	$103,319,762

Franklin Liberty High Yield Corporate ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$315,693,837	$240	$315,694,077
Floating Rate Loans	—	7,505,409	—	7,505,409
Short-Term Investments	—	10,000,000	—	10,000,000

Total Investments in Securities	$—	$333,199,246	$240	$333,199,486

Franklin Liberty International Aggregate Bond ETF

Assets:
Investments in Securities:[a]
Foreign Government & Agency Securities	$—	$158,298,903	$—	$158,298,903
Corporate Bonds & Notes	—	11,319,255	$—	11,319,255
Short-Term Investments	—	5,520,000	$—	5,520,000

Total Investments in Securities	$—	$175,138,158	$—	$175,138,158

Other Financial Instruments:
Forward Exchange Contracts	$—	$5,190,265	$—	$5,190,265

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$436,142	$—	$436,142

Franklin Liberty Investment Grade Corporate ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$937,627,149	$—	$937,627,149
U.S. Government & Agency Securities	—	1,938,789	—	1,938,789
Short-Term Investments	—	19,440,000	—	19,440,000

Total Investments in Securities	$—	$959,005,938	$—	$959,005,938

Other Financial Instruments:
Futures Contracts	$870,886	$—	$—	$870,886

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NOTES TO FINANCIAL STATEMENTS

13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Liberty Senior Loan ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$6,198,213	$—	$6,198,213
Senior Floating Rate Interests	—	270,251,668	—	270,251,668
Asset-Backed Securities	—	1,966,492	—	1,966,492
Short-Term Investments	—	15,000,000	—	15,000,000

Total Investments in Securities	$—	$293,416,373	$—	$293,416,373

Franklin Liberty Systematic Style Premia ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$34,903,099	$—	$—	$34,903,099

Other Financial Instruments:
Forward Exchange Contracts	$—	$678,673	$—	$678,673
Futures Contracts	867,571	—	—	867,571
Swap Contracts	—	878	—	878

Total Other Financial Instruments	$867,571	$679,551	$—	$1,547,122

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$405,191	$—	$405,191
Futures Contracts	1,217,359	—	—	1,217,359

Total Other Financial Instruments	$1,217,359	$405,191	$—	$1,622,550

Franklin Liberty U.S. Core Bond ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$391,863,564	$—	$391,863,564
U.S. Government & Agency Securities	—	622,540,745	$—	622,540,745
Municipal Bonds	—	64,303,960	$—	64,303,960
Mortgage-Backed Securities	—	278,217,466	$—	278,217,466
Foreign Government & Agency Securities	—	50,039,763	$—	50,039,763
Asset-Backed Securities	—	41,092,793	$—	41,092,793
Short-Term Investments	48,548,641	—	$—	48,548,641

Total Investments in Securities	$48,548,641	$1,448,058,291	$—	$1,496,606,932

Other Financial Instruments:
Swap Contracts	—	31,603	—	31,603
Futures Contracts	399,726	—	—	399,726

Total Other Financial Instruments	$399,726	$31,603	$—	$431,329

Liabilities:
Other Financial Instruments:
Swap Contracts	—	49,631	—	49,631
Futures Contracts	283,744	—	—	283,744

Total Other Financial Instruments	$283,744	$49,631	$—	$333,375

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13. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

Franklin Liberty U.S. Low Volatility ETF

Assets:
Investments in Securities:[a]
Equity Investments[b]	$133,749,111	$—	$—	$133,749,111
Short-Term Investments	—	660,000	—	660,000

Total Investments in Securities	$133,749,111	$660,000	$—	$134,409,111

Franklin Liberty U.S. Treasury Bond ETF

Assets:
Investments in Securities:[a]
U.S. Government and Agency Securities	$—	$389,423,090	$—	$389,423,090
Mortgage-Backed Securities	—	6,166,931	—	6,166,931
Short-Term Investments	4,633,381	—	—	4,633,381

Total Investments in Securities	$4,633,381	$395,590,021	$—	$400,223,402

Franklin Liberty Ultra Short Bond ETF

Assets:
Investments in Securities:[a]
Corporate Bonds & Notes	$—	$3,410,236	$—	$3,410,236
Asset-Backed Securities	—	201,298	—	201,298
Short-Term Investments	81,009	—	—	81,009

Total Investments in Securities	$81,009	$3,611,534	$—	$3,692,543

aFor detailed categories, see the accompanying Schedule of Investments.

bIncludes common and preferred stocks.

14. Investments in FLSP Holdings Corporation

Franklin Liberty Systematic Style Premia ETF, (the “Fund”), invests in certain financial instruments and commodities/or commodity-linked derivative investments. The FLSP Holdings Corporation is a Cayman Islands exempted company with limited liability, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments and/or commodity-linked derivative investments consistent with the investment objective of the Fund. At March 31, 2022, the Franklin Liberty Systematic Style Premia ETF investment(s) FLSP Holdings Corporation is reflected in the Fund’s Consolidated Schedule of Investments. March 31, 2022, the net assets of the FLSP Holdings Corporation were $4,213,669, representing 7.6% of the Fund’s consolidated net assets. The Fund’s investment(s) in the FLSP Holdings Corporation is limited to 25% of consolidated assets.

15. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provides optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contact modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

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NOTES TO FINANCIAL STATEMENTS

16. Subsequent Events

The Funds have evaluated subsequent events through the issuance of these Financial Statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio		Currency
FHLB	Federal Home Loan Bank Rate	AUD	Australian Dollar
NCI	National Median Cost of Funds Index	CAD	Canadian Dollar
PIK	Payment-In-Kind	DKK	Danish Krone
USD	Unified/Union School District	EUR	Euro
CAC	Cotation Assistée en Continu	HUF	Hungary
FRN	Floating Rate Note	IDR	Indonesian Rupiah
TBD	To be determined	JPY	Japanese Yen
REIT	Real Estate Investment Trust	MXN	Mexican Peso
ADR	American Depositary Receipt	USD	United States Dollar
MTA	Metropolitan Transit Authority
CSCDA	California Statewide Communities Development Authority

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Franklin Templeton ETF Trust and Shareholders of Franklin Disruptive Commerce ETF, Franklin Exponential Data ETF, Franklin Genomic Advancements ETF, Franklin Intelligent Machines ETF, Franklin Dynamic Municipal Bond ETF, Franklin Municipal Green Bond ETF, Franklin Liberty High Yield Corporate ETF, Franklin Liberty International Aggregate Bond ETF, Franklin Liberty Investment Grade Corporate ETF, Franklin Liberty Senior Loan ETF, Franklin Liberty Systematic Style Premia ETF, Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Franklin Disruptive Commerce ETF, Franklin Exponential Data ETF, Franklin Genomic Advancements ETF, Franklin Intelligent Machines ETF, Franklin Dynamic Municipal Bond ETF, Franklin Liberty Federal Tax-Free Bond ETF, Franklin Liberty High Yield Corporate ETF, Franklin Liberty International Aggregate Bond ETF, Franklin Liberty Investment Grade Corporate ETF, Franklin Liberty Senior Loan ETF, Franklin Liberty Systematic Style Premia ETF, Franklin Liberty U.S. Core Bond ETF, Franklin Liberty U.S. Low Volatility ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF (fifteen of the funds constituting Franklin Templeton ETF Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2022, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2022, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Franklin Templeton ETF Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Franklin Disruptive Commerce ETF Franklin Genomic Advancements ETF Franklin Intelligent Machines ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022 and 2021, and the period February 25, 2020 (commencement of operations) through March 31, 2020
Franklin Exponential Data ETF	For the year ended March 31, 2022	For the year ended March 31, 2022 and for the period January 12, 2021 (commencement of operations) through March 31, 2021	For the year ended March 31, 2022 and the period January 12, 2021 (commencement of operations) through March 31, 2021
Franklin Dynamic Municipal Bond ETF Franklin Liberty Federal Tax-Free Bond ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021, 2020 and 2019, and the period August 31, 2017 (commencement of operations) through March 31, 2018
Franklin Liberty High Yield Corporate ETF Franklin Liberty International Aggregate Bond ETF Franklin Liberty Senior Loan ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022, 2021 and 2020, and the period from May 30, 2018 (commencement of operations) through March 31, 2019
Franklin Liberty Investment Grade Corporate ETF Franklin Liberty U.S. Low Volatility ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For each of the five years in the period ended March 31, 2022
Franklin Liberty Systematic Style Premia ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022 and 2021, and the period December 18, 2019 (commencement of operations) through March 31, 2020

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Report of Independent Registered Public Accounting Firm (continued)

Franklin Templeton ETF Trust	Statement of Operations	Statement of Changes in Net Assets	Financial Highlights
Franklin Liberty U.S. Core Bond ETF	For the year ended March 31, 2022	For the years ended March 31, 2022 and 2021	For the years ended March 31, 2022 and 2021, and the period September 17, 2019 (commencement of operations) through March 31, 2020
Franklin Liberty U.S. Treasury Bond ETF	For the year ended March 31, 2022	For the year ended March 31, 2022 and for the period June 9, 2020 (commencement of operations) through March 31, 2021	For the year ended March 31, 2022 and the period June 9, 2020 (commencement of operations) through March 31, 2021
Franklin Liberty Ultra Short Bond ETF	For the year ended March 31, 2022	For the year ended March 31, 2022 and for the period July 14, 2020 (commencement of operations) through March 31, 2021	For the year ended March 31, 2022 and the period July 14, 2020 (commencement of operations) through March 31, 2021

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

San Francisco, California

May 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

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Tax Information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

The following tax information for the Funds is required to be furnished to shareholders with respect to income earned and distributions paid during their fiscal year.

The Funds below hereby report the following amounts, or if subsequently determined to be different, the maximum allowable amounts, for the fiscal year ended March 31, 2022:

	Pursuant to:	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$15,751	$—	$—	$15,515
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$14,777	$—	$13,435	$7,989
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$20,215	$—	$25,773	$7,989
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$206,803	$—	$—	$7,989

	Pursuant to:	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$—	$—	$1,180,471	$454
Exempt-Interest Dividends	§852(b)(5)(A)	$1,204,849	$2,038,684	$—	$—
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$—	$—	$—	$—
Interest-Related Dividends	§871(k)(1)(C)	$—	$—	$12,999,638	$—
Short-Term Capital Gain Dividends	§871(k)(2)(C)	$—	$—	$—	$1,152,126

	Pursuant to:	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Long-Term Capital Gain Dividends	§852(b)(3)(C)	$2,047,397	$—	$—	$3,456,383
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$—	$—	$—	$—
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$—	$—	$671,753	$—
Interest-Related Dividends	§871(k)(1)(C)	$17,896,799	$6,085,446	$—	$26,275,024

	Pursuant to:	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Dividends Received Deduction (DRD)	§854(b)(1)(A)	$2,063,975	$—	$—
Qualified Dividend Income (QDI)	§854(b)(1)(B)	$2,063,975	$—	$—
Interest-Related Dividends	§871(k)(1)(C)	$—	$6,661,686	$17,586

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Tax Information (unaudited) (continued)

Under Section 853 of the Internal Revenue Code, the Funds below intend to elect to pass through to their shareholders the following amounts, or amounts as finally determined, of foreign taxes paid and foreign source income earned by the Funds during the fiscal year ended March 31, 2022:

	Franklin Disruptive Commerce ETF	Franklin Exponential Data ETF	Franklin Genomic Advancements ETF	Franklin Intelligent Machines ETF
Foreign Taxes Paid	$—	$—	$—	$—
Foreign Source Income	$—	$—	$—	$—

	Franklin Dynamic Municipal Bond ETF	Franklin Liberty Federal Tax-Free Bond ETF	Franklin Liberty High Yield Corporate ETF	Franklin Liberty International Aggregate Bond ETF
Foreign Taxes Paid	$—	$—	$—	$1,954
Foreign Source Income	$—	$—	$—	$2,190,856

	Franklin Liberty Investment Grade Corporate ETF	Franklin Liberty Senior Loan ETF	Franklin Liberty Systematic Style Premia ETF	Franklin Liberty U.S. Core Bond ETF
Foreign Taxes Paid	$—	$—	$—	$—
Foreign Source Income	$—	$—	$—	$—

	Franklin Liberty U.S. Low Volatility ETF	Franklin Liberty U.S. Treasury Bond ETF	Franklin Liberty Ultra Short Bond ETF
Foreign Taxes Paid	$—	$—	$—
Foreign Source Income	$—	$—	$—

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton/Legg Mason fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Rohit Bhagat (1964) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Since 2016	61	AssetMark Financial Holdings, Inc. (investment solutions) (2018-present) and PhonePe (2020-present) (payment and financial services); formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (2019-2020) (eCommerce company); CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018).

Principal Occupation During at Least the Past 5 Years:
Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015-present); Chief Executive Officer and Director, FinTech Evolution Acquisition (eCommerce company) (February 2021-present); and formerly, Chairman, Asia Pacific, BlackRock (2009-2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005).

Deborah D. McWhinney (1955) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2020	61	S&P Global, Inc. (financial information services) (February 2022), Borg Warner (automotive) (2018-present), LegalShield (consumer services) (2020-present); and formerly, IHS Markit (information services) (2015-2022), Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partner, LLC (financial services) (2018-2020).

Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011-2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011).

Anantha K. Pradeep (1963) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2016	61	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009-present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002).

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Interested Board Members and Officers

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

**Jennifer M. Johnson (1964) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairperson of the Board	Since 2016	72	None

Principal Occupation During at Least the Past 5 Years:
Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005).

Alison E. Baur (1964) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of certain funds in the Franklin Templeton/Legg Mason fund complex.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Distributors, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Matthew T. Hinkle (1971) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer – Finance and Administration	Since 2017	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017).

Fred Jensen (1963) 620 Eighth Avenue, 47th Floor New York, NY 10018	Chief Compliance Officer	Since July 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Director – Global Compliance of Franklin Templeton; Managing Director of Legg Mason & Co.; Director of Compliance, Legg Mason Office of the Chief Compliance Officer; Chief Compliance Officer, Franklin Advisory Services, LLC; Compliance Officer, Franklin Advisers, Inc.; officer of certain funds in the Franklin Templeton/Legg Mason fund complex; formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation; Chief Compliance Officer, Legg Mason Private Portfolio; Chief Compliance Officer to The Reserves Funds (investment adviser, funds and broker-dealer) and Ambac Financial Group (investment adviser, funds and broker-dealer).

Susan Kerr (1949) 620 Eighth Avenue New York, NY 10018	Vice President – AML Compliance	Since September 2021	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Compliance Analyst, Franklin Templeton; Chief Anti-Money Laundering Compliance Officer, Legg Mason & Co., or its affiliates; Anti Money Laundering Compliance Officer; Senior Compliance Officer, LMIS; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex

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Interested Board Members and Officers (continued)

Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member*	Other Directorships Held During at Least the Past 5 Years

Patrick O’Connor (1967) One Franklin Parkway San Mateo, CA 94403-1906	President and Chief Executive Officer – Investment Management	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Vivek Pai (1970) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since 2019	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Navid J. Tofigh (1972) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2015	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

Lori A. Weber (1964) 300 S.E. 2nd Street Fort Lauderdale, FL 33301-1923	Vice President	Since 2016	Not Applicable	Not Applicable

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of certain funds in the Franklin Templeton/Legg Mason fund complex.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton/Legg Mason fund complex. These portfolios have a common investment manager or affiliated investment managers.

**Jennifer M. Johnson is considered to be an interested person of the Fund under the federal securities laws due to her position as an officer and director of Franklin Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor.

Note 1: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated Rohit Bhagat as its audit committee financial expert. The Board believes that Mr. Bhagat qualifies as such an expert in view of his extensive business background and experience, including extensive experience in the asset management and financial services industries. Mr. Bhagat has been a Member and Chairman of the Fund’s Audit Committee since 2016. As a result of such background and experience, the Board believes that Mr. Bhagat has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Bhagat is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN TEMPLETON ETF TRUST

Franklin Disruptive Commerce ETF

Franklin Exponential Data ETF

Franklin Genomic Advancements ETF

Franklin Intelligent Machines ETF

Franklin Liberty High Yield Corporate ETF

Franklin Liberty International Aggregate Bond ETF

Franklin Liberty Investment Grade Corporate ETF

Franklin Liberty Senior Loan ETF

Franklin Liberty Systematic Style Premia ETF

Franklin Liberty U.S. Core Bond ETF

Franklin Liberty U.S. Low Volatility ETF

Franklin Liberty U.S. Treasury Bond ETF

Franklin Liberty Ultra Short Bond ETF

(each a Fund)

At a meeting held on September 8, 2021 (Meeting), the Board of Trustees (Board) of Franklin Templeton ETF Trust (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved an amended and restated investment management agreement to adopt a unified management fee (Unified Fee) between Franklin Advisers, Inc. (FAI) and the Trust, on behalf of each Fund (except the Franklin Liberty International Aggregate Bond ETF), and an amended and restated investment management agreement to adopt a Unified Fee between Franklin Templeton Investment Management Limited (FTIML) and the Trust, on behalf of the Franklin Liberty International Aggregate Bond ETF (each an Amended Management Agreement) for an initial two-year period effective October 1, 2021. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve each Amended Management Agreement. Although the Amended Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate. FAI and FTIML are each referred to herein as a Manager.

In considering the approval of each Amended Management Agreement, the Board reviewed and considered information provided by each Manager at the Meeting and throughout the year at meetings of the Board and its committees, including a number of special meetings during the pandemic to enhance Board oversight of Fund-related matters during this period.

The Board also reviewed and considered all of the factors it deemed relevant in approving each Amended Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services to be provided by each Manager; and (ii) the costs of the services to be provided by each Manager and its affiliates from the relationship with each Fund. The Board further reviewed and considered the form of Amended Management Agreement and the terms of each Amended Management Agreement, which were explained at the Meeting, noting that, with the exception of the proposed Unified Fee structure, the form of Amended Management Agreement was substantially the same as the current investment management agreements for the Funds, and that the Unified Fee is consistent with the Unified Fee structure currently in place for passively managed series of the Trust. The Board noted management’s reasons for proposing the approval of each Amended Management Agreement, including that the Unitary Fee would help promote sales of the Funds and that many competitor funds already have implemented a unitary fee structure. The Board noted management’s explanation that it was relying on and had complied with the conditions of prior no-action relief that had been granted to another fund complex and investment adviser confirming that the Securities Exchange Commission would not recommend enforcement action if an investment advisory agreement was amended without a shareholder vote to establish a unified fee.

In approving each Amended Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Amended Management Agreement are fair and reasonable and that such Amended Management Agreement is in the best interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services to be provided by each Manager and its affiliates to each Fund and its shareholders. This information included, among other things, management’s representation that each Amended Management Agreement will not reduce or modify in any way the nature, extent and quality of the services currently provided to each Fund. Following consideration of such information, the Board was satisfied with the nature, extent and quality of services to be provided by each Manager and its affiliates to each Fund and its shareholders under the Fund’s Amended Management Agreement.

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SHAREHOLDER INFORMATION

Fund Performance

The Board noted that each of the Franklin Exponential Data ETF, Franklin Liberty U.S. Treasury Bond ETF and Franklin Liberty Ultra Short Bond ETF had less than two years of performance and thus, the performance of these Funds was not a material factor in considering the approval of each Fund’s Amended Management Agreement. The Board further noted its review and consideration of and conclusions made regarding the performance results of each other Fund in connection with the May 2021 annual contract renewal (Annual Contract Renewal) of the Fund’s investment management agreement and at regular Board meetings throughout the year.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the proposed Unified Fee. In particular, the Board noted management’s representation that changing to the Unified Fee would not result in any increase to a Manager’s management fee. The Board also noted management’s representation that each Fund’s net operating expenses under the Unified Fee are expected to be the same as such Fund’s current net operating expenses after expense waivers and reimbursements because, under the Unified Fee, the Manager’s obligation under the current fee waiver and expense reimbursement agreements to cap ordinary expenses at the same rate as the Fund’s management fee would become part of the Amended Management Agreement. The Board considered that pursuant to each Fund’s Amended Management Agreement, the Manager shall (1) reimburse the Fund for all of its acquired fund fees and expenses (if any), and, with respect to Franklin Liberty Systematic Style Premia ETF, reimburse all expenses related to the Fund’s investment in a Cayman Islands-based company that is wholly-owned by the Fund, and (2) pay all of the ordinary operating expenses of the Fund, except for (i) the Fund’s investment management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses (such arrangement, the Unified Fee). The Board concluded that the proposed Unified Fee for each Fund is reasonable.

Management Profitability and Economies of Scale

The Board noted management’s representation that changing to the Unified Fee would not result in any increase to a Manager’s management fee. The Board determined that its conclusions regarding profitability and economies of scale reached in connection with the Annual Contract Renewal of the investment management agreement with each Manager had not changed as a result of the proposal to approve each Amended Management Agreement.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved each Amended Management Agreement for an initial two-year period.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Premium/Discount Information

Information about the differences between the daily market price on the secondary market for the shares of each Fund and each Fund’s net asset value may be found on each Fund’s website at franklintempleton.com.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Annual Report Franklin Templeton ETF Trust

Investment Manager	Distributor	Investor Services
Franklin Advisers, Inc. Franklin Templeton Investment Management Limited	Franklin Distributors, LLC (800) DIAL BEN®/342-5236 franklintempleton.com	Transfer Agent State Street Bank and Trust Company 1 Heritage Drive Mail Stop OHD0100 North Quincy, MA 02171
© 2022 Franklin Templeton Investments. All rights reserved.		ETF2 A 05/22

Item 2.	Code of Ethics.

(a)   The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f)   Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1)   The Registrant has an audit committee financial expert serving on its audit committee.

(2)   The audit committee financial expert is Rohit Baghat and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services.

(a)            Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $832,900 for the fiscal year ended March 31, 2021 and $942,524 for the fiscal year ended March 31, 2020.

(b)            Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)            Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $170,219 for the fiscal year ended March 31, 2021 and $232,351 for the fiscal year ended March 31, 2020. The services for which these fees were paid included tax compliance services related to year-end, and professional fees in connection with tax treatment of equipment lease transactions.

(d)            All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2021 and $1,038 for the fiscal year ended March 31, 2020. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $31,861 for the fiscal year ended March 31, 2021 and $208,155 for the fiscal year ended March 31, 2020. The services for which these fees were paid included compliance examination for Investment Advisor Act rule 204-2 and 206(4)-2, the issuance of an Auditor’s Certificate for South Korean regulatory shareholders disclosures, and assets under management certification.

(e) (1)  The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i)    pre-approval of all audit and audit related services;

(ii)   pre-approval of all non-audit related services to be provided to the Fund by the auditors;

(iii)  pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

(iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2)   None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)   No disclosures are required by this Item 4(f).

(g)   The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $202,080 for the fiscal year ended March 31, 2021 and $441,544 for the fiscal year ended March 31, 2020.

(h)   The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Vivek Pai, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Vivek Pai, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN TEMPLETON ETF TRUST

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	June 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	June 17, 2022

By	/s/ Vivek Pai
Vivek Pai
Chief Financial Officer and Chief Accounting Officer
Date	June 17, 2022